UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

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Filed by a Party other than the Registrant  ☐

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GOOGLE INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

GOOGLE INC.

1600 AMPHITHEATRE PARKWAY

MOUNTAIN VIEW, CA 94043

(650) 253-0000

May 9, 2012

Dear Stockholders:

We are pleased to invite you to attend our 2012 Annual Meeting of Stockholders to be held on Thursday, June 21, 2012 at 2:00 p.m., local time, at our headquarters at 1600 Amphitheatre Parkway, Mountain View, California 94043. For your convenience, we are also pleased to offer a live webcast of our Annual Meeting on the Investor Relations section of our website at http://investor.google.com/webcast.html.

Details regarding admission to the meeting and the business to be conducted are described in the Notice of Internet Availability of Proxy Materials (Notice) you received in the mail and in this proxy statement. We have also made available a copy of our 2011 Annual Report to Stockholders with this proxy statement. We encourage you to read our Annual Report. It includes our audited financial statements and provides information about our business.

We have elected to provide access to our proxy materials over the internet under the Securities and Exchange Commission’s “notice and access” rules. We are constantly focused on improving the ways people connect with information, and believe that providing our proxy materials over the internet increases the ability of our stockholders to connect with the information they need, while reducing the environmental impact of our Annual Meeting. If you want more information, please see the Questions and Answers section of this proxy statement or visit the Annual Stockholders Meeting section of our Investor Relations website.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote over the internet, as well as by telephone, or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card. Please review the instructions on each of your voting options described in this proxy statement, as well as in the Notice you received in the mail.

Also, please let us know if you plan to attend our Annual Meeting by marking the appropriate box on the enclosed proxy card, if you requested to receive printed proxy materials, or, if you vote by telephone or over the internet, by indicating your plans when prompted.

Thank you for your ongoing support of, and continued interest in Google. We look forward to seeing you at our Annual Meeting.

Sincerely,

Larry Page	Sergey Brin	Eric E. Schmidt
Chief Executive Officer	Co-Founder	Executive Chairman of the Board of Directors

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

GOOGLE INC.

NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS

Time and Date	2:00 p.m., local time, on Thursday, June 21, 2012.

Place	Google’s headquarters, 1600 Amphitheatre Parkway, Mountain View, California 94043.

Live Webcast	Available on the Investor Relations section of our website at http://investor.google.com/webcast.html, starting at 2:00 p.m., local time, on Thursday, June 21, 2012.

Items of Business	(1)	To elect 10 members of the board of directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.

(2)	To ratify the appointment of Ernst & Young LLP as Google’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

(3)	To approve the adoption of Google’s Fourth Amended and Restated Certificate of Incorporation.

(4)	To approve Google’s 2012 Stock Plan.

(5)	To approve Google’s 2012 Incentive Compensation Plan for Employees and Consultants of Motorola Mobility.

(6)	To consider and vote upon a stockholder proposal regarding an advisory vote on political contributions, if properly presented.

(7)	To consider and vote upon a stockholder proposal regarding mandatory arbitration of certain shareholder claims, if properly presented.

(8)	To consider and vote upon a stockholder proposal regarding equal shareholder voting, if properly presented.

(9)	To consider such other business as may properly come before the meeting.

Adjournments and Postponements	Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date	You are entitled to vote only if you were a Google stockholder as of the close of business on April 23, 2012 (Record Date).

Voting

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet

Availability of Proxy Materials (Notice) you received in the mail, the section titled “Questions and Answers About the Proxy Materials and the Annual Meeting” beginning on page 1 of this proxy statement or, if you requested to receive printed proxy materials, your enclosed proxy card.

By order of the Board of Directors,

Larry Page	Eric E. Schmidt
Chief Executive Officer	Executive Chairman of the Board of Directors

This notice of Annual Meeting and proxy statement and form of proxy are being distributed and made available on or about May 9, 2012.

In this proxy statement, the words “Google,” “the company,” “we,” “our,” “ours,” “us” and similar terms refer to Google Inc. and its consolidated subsidiaries, unless the context indicates otherwise.

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IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

This proxy statement and our 2011 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for fiscal year ended December 31, 2011, are available at http://investor.google.com/proxy.html.

INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of Google under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (Exchange Act), the sections of this proxy statement titled “Report of the Audit Committee of the Board of Directors” (to the extent permitted by the rules of the U.S. Securities and Exchange Commission (SEC)) and “Executive Compensation—Leadership Development and Compensation Committee Report” shall not be deemed to be so incorporated, unless specifically provided otherwise in such filing.

* * * * *

2012 PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

Annual Meeting of Stockholders

• Time and Date:	2:00 p.m., local time, on Thursday, June 21, 2012.

• Place:	Google’s headquarters at 1600 Amphitheatre Parkway, Mountain View, California 94043.

• Record Date:	April 23, 2012.

• Voting:	Stockholders as of the Record Date are entitled to vote. Each share of Class A common stock is entitled to one vote for each director nominee and one vote for each of the proposals to be voted on. Each share of Class B common stock is entitled to 10 votes for each director nominee and 10 votes for each of the proposals to be voted on. The holders of the shares of Class A common stock and Class B common stock are voting as a single class on all matters. In addition, the holders of the shares of Class B common stock are voting as a separate class on the proposal to approve the adoption of Google’s Fourth Amended and Restated Certificate of Incorporation because the proposed revisions may have an adverse effect on the rights of the shares of Class B common stock.

• Entry:

You are entitled to attend the Annual Meeting only if you were a Google stockholder as of the close of business on the Record Date or hold a valid proxy for the Annual Meeting. If you are not a stockholder of record but hold shares through a broker, bank, trustee, or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to the Record Date, and a copy of the voting instruction card provided by your broker, bank, trustee, or nominee, or similar evidence of ownership.

You should be prepared to present photo identification for admittance. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting. For security reasons, you and your bags will be subject to search prior to your admittance to the meeting. Please let us know if you plan to attend the meeting by marking the appropriate box on the enclosed proxy card if you requested to receive printed proxy materials, or, if you vote by telephone or over the internet, by indicating your plans when prompted. Since seating is limited, admission to the meeting will be on a first-come, first-served basis.

If you decide to attend the meeting in person, upon your arrival you will need to register as a visitor with the security and registration desks at the Shoreline Amphitheatre located at 1 Amphitheatre Parkway, Mountain View, California 94043. See the back cover for further instructions. Check-in will begin at the Shoreline Amphitheatre at 12:30 p.m., local time, and you should allow ample time for the check-in procedures.

Voting Matters

Proposal		Google Board Voting Recommendation	Page Reference (for more detail)
Management Proposals:

(1)	Election of 10 directors	FOR each nominee	54

(2)	Ratification of the appointment of Ernst & Young LLP as Google’s independent registered public accounting firm for fiscal 2012	FOR	55

(3)	Approval of the adoption of Google’s Fourth Amended and Restated Certificate of Incorporation	FOR	56

(4)	Approval of Google’s 2012 Stock Plan	FOR	88

(5)	Approval of Google’s 2012 Incentive Compensation Plan for Employees and Consultants of Motorola Mobility	FOR	94

Stockholder Proposals:

(6)	Stockholder proposal regarding an advisory vote on political contributions	AGAINST	101

(7)	Stockholder proposal regarding mandatory arbitration of certain shareholder claims	AGAINST	103

(8)	Stockholder proposal regarding equal shareholder voting	AGAINST	105

Director Nominees

The following table provides summary information about each director nominee.

						Membership on Standing Committees
Name	Age	Director Since	Occupation	Experience/ Qualification	Independent	AC	LDCC	NCGC	AQC	EC
Larry Page	39	1998	Co-Founder, Chief Executive Officer, and Director of Google	Leadership, Technology					X	X

Sergey Brin	38	1998	Co-Founder and Director of Google	Leadership, Technology					X	X

Eric E. Schmidt	56	2001	Executive Chairman of Google	Leadership, Technology					C	C

L. John Doerr	60	1999	General Partner of Kleiner Perkins Caufield & Byers	Leadership, Technology, Finance, Global, Industry	X		X

Diane B. Greene	56	2012	Former Chief Executive Officer and President of VMware	Leadership, Technology	X	X

John L. Hennessy	59	2004	President of Stanford University	Leadership, Education, Technology	X			X

Ann Mather	51	2005	Former Chief Financial Officer of Pixar	Leadership, Finance	X	C, F

Paul S. Otellini	61	2004	Chief Executive Officer and President of Intel	Leadership, Technology, Global, Industry	X		C

K. Ram Shriram	55	1998	Managing Partner of Sherpalo Ventures	Leadership, Technology, Finance, Global, Industry	X	X

Shirley M. Tilghman	65	2005	President of Princeton University	Leadership, Education	X			X

AC	Audit Committee	AQC	Acquisition Committee
LDCC	Leadership Development and Compensation Committee	EC	Executive Committee
NCGC	Nominating and Corporate Governance Committee	C	Committee Chairperson
		F	Financial Expert

Each director nominee serves as a current director and attended at least 75% of all meetings of the board of directors, and each committee on which she or he sat during 2011. Diane B. Greene was appointed to our board of directors and the Audit Committee effective January 12, 2012.

Auditors

We are asking our stockholders to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012. Set forth below is summary information with respect to the fees paid or accrued by us for the audit and other services provided by Ernst & Young LLP during 2010 and 2011 (in thousands).

	2010	2011
Audit Fees	$11,880	$12,302
Tax Fees	1,130	1,902
Other Fees	—	88

Total Fees	$13,010	$14,292

Approval of the Adoption of Google’s Fourth Amended and Restated Certificate of Incorporation

In April 2012, our board of directors, after receiving the unanimous recommendation of a special committee of our board of directors (Special Committee), unanimously determined that it is advisable and in our best interests, and in the best interests of our stockholders (other than the stockholders who will enter into transfer restriction agreements, as to whom no determination is made), to adjust our capital structure by establishing a new class of capital stock and potentially declaring and paying a dividend of one share of this new class of capital stock for each outstanding share of Class A common stock and Class B common stock. This new capital stock, which will be known as Class C capital stock, will be available for use for, among other things, stock-based acquisitions and equity-based employee compensation.

In order to establish the Class C capital stock, it is necessary to amend our certificate of incorporation. Our board of directors also unanimously adopted resolutions approving and declaring advisable, and recommending that our stockholders approve, the adoption of our Fourth Amended and Restated Certificate of Incorporation (New Charter). The principal differences between the New Charter and our existing Third Amended and Restated Certificate of Incorporation (Existing Charter) relate to the creation of the Class C capital stock, of which there will be 3 billion authorized shares. Holders of shares of Class C capital stock will have no voting rights, unless otherwise required by law. In addition, the New Charter increases the number of authorized shares of Class A common stock to 9 billion (from 6 billion) to accommodate the potential conversion of all shares of Class C capital stock into Class A common stock in connection with a liquidation of Google, and provides for the treatment of shares of Class A common stock in a manner that is at least as favorable as shares of Class B common stock.

Our board of directors believes that the approval of the adoption of the New Charter will enhance our ability to maintain our current corporate governance structure, which structure has been important in allowing Google to focus on the long term. Additional information and further discussion of the factors considered by the Special Committee and our board of directors in determining to recommend that our stockholders approve the adoption of the New Charter is set forth herein.

Approval of Google’s 2012 Stock Plan

In April 2012, our board of directors approved the Google Inc. 2012 Stock Plan, subject to stockholder approval at the 2012 Annual Meeting. We are asking our stockholders to approve the plan in order to satisfy applicable Listing Rules of The NASDAQ Stock Market (NASDAQ) and in order to satisfy the stockholder approval requirement under Section 162(m) of the Internal Revenue Code of 1986, as amended (Code) and the rules and regulations thereunder (collectively, Section 162(m)) so that we may grant awards under the plan that meet the requirements of “qualified performance-based compensation” under Section 162(m). If the plan is approved, we would be permitted to grant equity awards relating to an aggregate maximum of 30,000,000 shares of Class C capital stock to members of the board of directors of Google and employees and consultants of Google and its subsidiaries pursuant to the plan.

Approval of Google’s 2012 Incentive Compensation Plan for Employees and Consultants of Motorola Mobility

In April 2012, our board of directors approved the Google Inc. 2012 Incentive Compensation Plan for Employees and Consultants of Motorola Mobility, subject to stockholder approval at the 2012 Annual Meeting. We are asking our stockholders to approve the plan in order to satisfy applicable Listing Rules of NASDAQ and in order to satisfy the stockholder approval requirement under Section 162(m) so that we may grant awards under the plan that meet the requirements of “qualified performance-based compensation” under Section 162(m). If the plan is approved, and if the Motorola Mobility Closing (as defined in Proposal Number 5) occurs, we would be permitted to grant equity awards relating to an aggregate maximum of 2,000,000 shares of Class C capital stock to employees and consultants of Motorola Mobility Holdings, Inc. (which will become a wholly-owned subsidiary of Google as a result of the Motorola Mobility Closing) and its subsidiaries pursuant to the plan.

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2012 ANNUAL MEETING OF STOCKHOLDERS

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

i

ii

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Proxy Materials

1. Why am I receiving these materials?

Our board of directors has made these materials available to you on the internet, or, upon your request, has delivered printed proxy materials to you, in connection with the solicitation of proxies for use at Google’s 2012 Annual Meeting of Stockholders, which will take place on Thursday, June 21, 2012 at 2:00 p.m. local time, at our headquarters located at 1600 Amphitheatre Parkway, Mountain View, California 94043. As a stockholder, you are invited to attend the Annual Meeting and are requested to vote on the items of business described in this proxy statement. This proxy statement includes information that we are required to provide to you under SEC rules and that is designed to assist you in voting your shares.

2. What is included in the proxy materials?

The proxy materials include:

•	Our proxy statement for the 2012 Annual Meeting of Stockholders;

•	Our 2011 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2011; and

•	The proxy card or a voting instruction card for the Annual Meeting.

3. What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and certain of our executive officers, corporate governance, and certain other required information.

4. Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the SEC, we may furnish proxy materials, including this proxy statement and our 2011 Annual Report to Stockholders, to our stockholders by providing access to such documents on the internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice, which was mailed to most of our stockholders, will instruct you as to how you may access and review all of the proxy materials on the internet. The Notice also instructs you as to how you may submit your proxy on the internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

5. I share an address with another stockholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, the proxy materials, stockholders may contact us as follows:

Investor Relations

Google Inc.

1600 Amphitheatre Parkway

Mountain View, CA 94043

Email: irgoog@google.com

(650) 214-3381

Stockholders who hold shares in street name (as described below) may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

6. How can I access the proxy materials over the internet?

The Notice, proxy card or voting instruction card will contain instructions on how to:

•	View our proxy materials for the Annual Meeting on the internet and vote your shares; and

•	Instruct us to send our future proxy materials to you electronically by email.

Our proxy materials are also available on our Investor Relations website at http://investor.google.com/proxy.html.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you, and will reduce the impact of printing and mailing these materials on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Voting Information

7. What items of business will be voted on at the Annual Meeting?

The items of business scheduled to be voted on at the Annual Meeting are:

•	The election of 10 directors.

•	The ratification of the appointment of Ernst & Young LLP as Google’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

•	The approval of the adoption of Google’s Fourth Amended and Restated Certificate of Incorporation.

•	The approval of Google’s 2012 Stock Plan.

•	The approval of Google’s 2012 Incentive Compensation Plan for Employees and Consultants of Motorola Mobility.

•	A stockholder proposal regarding an advisory vote on political contributions.

•	A stockholder proposal regarding mandatory arbitration of certain shareholder claims.

•	A stockholder proposal regarding equal shareholder voting.

We will also consider any other business that properly comes before the Annual Meeting. See Question 21 below.

8. How does the board of directors recommend that I vote?

Our board of directors recommends that you vote your shares:

•	“FOR” each of the nominees to the board of directors.

•	“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2012 fiscal year.

•	“FOR” the approval of the adoption of Google’s Fourth Amended and Restated Certificate of Incorporation.

•	“FOR” the approval of Google’s 2012 Stock Plan.

•	“FOR” the approval of Google’s 2012 Incentive Compensation Plan for Employees and Consultants of Motorola Mobility.

•	“AGAINST” the stockholder proposal regarding an advisory vote on political contributions.

•	“AGAINST” the stockholder proposal regarding mandatory arbitration of certain shareholder claims.

•	“AGAINST” the stockholder proposal regarding equal shareholder voting.

9. What shares can I vote?

Each share of Google Class A common stock and Class B common stock issued and outstanding as of the close of business on the Record Date for the 2012 Annual Meeting of Stockholders is entitled to be voted on all items being voted on at the Annual Meeting. You may vote all shares owned by you as of the Record Date, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee, or other nominee. On the Record Date, we had 326,025,081 shares of common stock issued and outstanding, consisting of 259,978,806 shares of Class A common stock and 66,046,275 shares of Class B common stock.

10. How many votes am I entitled to per share?

Each holder of shares of Class A common stock is entitled to one vote for each share of Class A common stock held as of the Record Date, and each holder of shares of Class B common stock is entitled to 10 votes for each share of Class B common stock held as of the Record Date. The holders of the shares of Class A common stock and Class B common stock are voting as a single class on all matters described in this proxy statement for which your vote is being solicited. In addition, the holders of the shares of Class B common stock are voting as a separate class on the proposal to approve the adoption of Google’s Fourth Amended and Restated Certificate of Incorporation because the proposed revisions may have an adverse effect on the rights of the shares of Class B common stock.

11. What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most Google stockholders hold their shares as a beneficial owner through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

•

Stockholder of Record—If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the stockholder of record, and the Notice was sent directly to you by Google. As the stockholder of record, you have the right to grant your voting proxy directly to Google or to vote in person at the Annual Meeting. If you requested to receive printed proxy materials, Google has enclosed or sent a proxy card for you to use. You may also vote on the internet or by telephone, as described in the Notice and under Question 13 below.

•

Beneficial Owner—If your shares are held in an account at a brokerage firm, bank, broker-dealer, trust, or other similar organization, like the vast majority of our stockholders, you are considered the beneficial owner of shares held in street name, and the Notice was forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank, trustee, or nominee how to vote your shares, and you are also invited to attend the Annual Meeting.

Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy over the internet or by telephone, as described in the Notice and under Question 13 below.

12. How can I vote my shares in person at the Annual Meeting?

Shares held in your name as the stockholder of record may be voted by you in person at the Annual Meeting. Shares held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

13. How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting.

If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by mail or telephone pursuant to instructions provided on the proxy card.

If you hold shares beneficially in street name, you may also vote by proxy over the internet by following the instructions provided in the Notice, or, if you requested to receive printed proxy materials, you can also vote by telephone or mail by following the voting instruction card provided to you by your broker, bank, trustee, or nominee.

14. Can I change my vote or revoke my proxy?

You may change your vote at any time prior to the taking of the vote at the Annual Meeting. If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to Google’s Corporate Secretary at Google Inc., 1600 Amphitheatre Parkway, Mountain View, CA 94043 (and we encourage you to send a copy via email to corporatesecretary@google.com), prior to your shares being voted, or (3) attending the Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request or vote in person at the Annual Meeting. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

15. Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Google or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to Google management.

16. How many shares must be present or represented to conduct business at the Annual Meeting?

The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of the voting power of Google’s shares of Class A common stock and Class B common stock outstanding as of the Record Date must be present in person or represented by proxy. Both abstentions and broker non-votes (described below) are counted for the purpose of determining the presence of a quorum.

17. How are votes counted?

In the election of directors (Proposal Number 1), you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees.

For the other items of business, you may vote “FOR,” “AGAINST,” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.”

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated, the shares will be voted as recommended by the board of directors.

18. What is the voting requirement to approve each of the proposals?

In the election of directors, the 10 persons receiving the highest number of affirmative “FOR” votes at the Annual Meeting will be elected. The approval of the adoption of Google’s Fourth Amended and Restated Certificate of Incorporation requires the affirmative “FOR” vote of the holders of a majority of the voting power of Google’s shares of Class A common stock and Class B common stock outstanding as of the Record Date and entitled to vote thereon, voting together as a single class, and the affirmative “FOR” vote of the holders of a majority of the voting power of Google’s shares of Class B common stock outstanding as of the Record Date and entitled to vote thereon, voting as a separate class because the proposed revisions may have an adverse effect on the rights of the shares of Class B common stock. The approval of the remaining six proposals described below requires the affirmative “FOR” vote of the holders of a majority of the voting power of Google’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class:

(1)	the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012;

(2)	the approval of our 2012 Stock Plan;

(3)	the approval of our 2012 Incentive Compensation Plan for Employees and Consultants of Motorola Mobility;

(4)	the stockholder proposal regarding an advisory vote on political contributions,

(5)	the stockholder proposal regarding mandatory arbitration of certain shareholder claims; and

(6)	the stockholder proposal regarding equal shareholder voting.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. All of the matters scheduled to be voted on at the Annual Meeting are “non-routine,” except for the proposal to ratify the appointment of Ernst & Young LLP as Google’s independent registered public accounting firm for the fiscal year ending December 31, 2012. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered voting power present with respect to that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained, other than Proposal Number 3 regarding the approval of the adoption of Google’s Fourth Amended and Restated Certificate of Incorporation, for which broker non-votes will count as a vote “AGAINST” such proposal.

Abstentions are considered voting power present at the meeting and thus will have the same effect as votes against each of the matters scheduled to be voted on at the Annual Meeting (other than the election of directors).

Please note that the rules regarding how brokers may vote your shares have changed. Brokers may no longer vote your shares on the election of directors, certain executive compensation matters, or certain corporate governance matters in the absence of your specific instructions as to how to vote so we encourage you to provide instructions to your broker regarding the voting of your shares.

19. Is cumulative voting permitted for the election of directors?

No. You may not cumulate your votes for the election of directors.

20. Who will bear the cost of soliciting votes for the Annual Meeting?

Google will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the internet, you are responsible for internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We have also retained Georgeson Inc. to act as a proxy solicitor in conjunction with the Annual Meeting. We will pay Georgeson Inc. a fee of $8,500 plus reasonable out-of-pocket expenses for these services. Georgeson Inc. may be contacted at (800) 261-1052.

21. What happens if additional matters are presented at the Annual Meeting?

Other than the eight items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Larry Page, Eric E. Schmidt, Patrick Pichette, and David C. Drummond, or any of them, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason, any of the nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the board of directors.

22. Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and publish final voting results on the Investor Relations section of our website at http://investor.google.com/proxy.html. We will also disclose the final voting results on a Current Report on Form 8-K filed with the SEC within four business days of the Annual Meeting.

Attending the Annual Meeting

23. How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a Google stockholder as of the Record Date or you hold a valid proxy for the Annual Meeting. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. You must present photo identification for admittance. If you are not a stockholder of record but hold shares as a beneficial owner in street name, you must also provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to April 23, 2012, a copy of the voting instruction card provided by your broker, bank, trustee, or nominee, or other similar evidence of ownership.

If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting. For security reasons, you and your bags will be subject to search prior to your admittance to the meeting.

Please let us know if you plan to attend the meeting by marking the appropriate box on the enclosed proxy card, if you requested to receive printed proxy materials, or, if you vote by telephone or internet, by indicating your plans when prompted.

The meeting will begin promptly at 2:00 p.m., local time. Check-in will begin at the Shoreline Amphitheatre at 12:30 p.m., local time, and you should allow ample time for the check-in procedures. The Shoreline Amphitheatre is located at 1 Amphitheatre Parkway, Mountain View, California 94043.

24. Is the Annual Meeting going to be webcast?

For your convenience, we are pleased to offer a live webcast of our Annual Meeting on the Investor Relations section of our website at http://investor.google.com/webcast.html.

25. Who will serve as inspector of elections?

The inspector of elections will be a representative from Computershare Trust Company, N.A.

26. How can I contact Google’s transfer agent?

Contact our transfer agent by either writing to Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940, or by telephoning (866) 298-8535 or (781) 575-2879.

Stockholder Proposals, Director Nominations, and Related Bylaw Provisions

27. What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?

Stockholder Proposals: Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to Google’s Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2013 Annual Meeting of Stockholders, the Corporate Secretary of Google must receive the written proposal at our principal executive offices no later than January 9, 2013; provided, however, that in the event that we hold our 2013 Annual Meeting of Stockholders more than 30 days before or after the one-year anniversary date of the 2012 Annual Meeting, we will disclose the new deadline by which stockholders proposals must be received under Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably determined to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 under the Exchange Act. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Google Inc.

Attn: Corporate Secretary

1600 Amphitheatre Parkway

Mountain View, California 94043

Fax: (650) 618-1806

Email: corporatesecretary@google.com

Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that the only business that may be conducted at an annual meeting is business that is (1) specified in the notice of a meeting given by or at the direction of our board of directors, (2) otherwise properly brought before the meeting by or at the direction of our board of directors, or (3) properly brought before the meeting by a stockholder entitled to vote at the annual meeting who has delivered timely written notice to our Corporate Secretary, which notice must contain the information specified in our bylaws. To be timely for our 2013 Annual Meeting of Stockholders, our Corporate Secretary must receive the written notice at our principal executive offices:

•	not earlier than the close of business on February 21, 2013, and

•	not later than the close of business on March 23, 2013.

In the event that we hold our 2013 Annual Meeting of Stockholders more than 30 days before or after the one-year anniversary date of the 2012 Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received not later than the close of business on the earlier of the following two dates:

•	the 10th day following the day on which notice of the meeting date is mailed, or

•	the 10th day following the day on which public disclosure of the meeting date is made.

If a stockholder who has notified us of his or her intention to present a proposal at an annual meeting does not appear to present his or her proposal at such meeting, we are not required to present the proposal for a vote at such meeting.

Nomination of Director Candidates: You may propose director candidates for consideration by our Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for membership on our board of directors, and should be directed to the Corporate Secretary of Google at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see “Directors, Executive Officers and Corporate Governance—Corporate Governance and Board Matters—Consideration of Director Nominees—Stockholder Recommendations and Nominees” on page 17 of this proxy statement.

In addition, our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our bylaws. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in our proxy statement.

Copy of Bylaw Provisions: A copy of our bylaws is available at http://investor.google.com/corporate/bylaws.html. You may also contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

* * * * *

DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE

Directors and Executive Officers

The names of our directors and executive officers and their ages, positions, and biographies as of March 31, 2012 are set forth below. Our executive officers are appointed by, and serve at the discretion of, our board of directors. There are no family relationships among any of our directors or executive officers.

Name	Age	Position with Google
Larry Page	39	Chief Executive Officer and Director
Sergey Brin	38	Co-Founder and Director
Eric E. Schmidt	56	Executive Chairman of the Board of Directors
L. John Doerr	60	Director
Diane B. Greene	56	Director
John L. Hennessy	59	Lead Independent Director
Ann Mather	51	Director
Paul S. Otellini	61	Director
K. Ram Shriram	55	Director
Shirley M. Tilghman	65	Director
Nikesh Arora	44	Senior Vice President and Chief Business Officer
David C. Drummond	49	Senior Vice President, Corporate Development, Chief Legal Officer and Secretary
Patrick Pichette	49	Senior Vice President and Chief Financial Officer

Larry Page, one of our founders, has served as a member of our board of directors since our inception in September 1998, and as our Chief Executive Officer since April 4, 2011. From July 2001 to April 3, 2011, Larry served as our President, Products. In addition, from September 1998 to July 2001, Larry served as our Chief Executive Officer, and from September 1998 to July 2002, as our Chief Financial Officer. Larry holds a Master of Science degree in computer science from Stanford University and a Bachelor of Science degree in engineering, with a concentration in computer engineering, from the University of Michigan.

Sergey Brin, one of our founders, has served as a member of our board of directors since our inception in September 1998. From July 2001 to April 3, 2011, Sergey served as our President, Technology. In addition, from September 1998 to July 2001, Sergey served as our President and chairman of our board of directors. Sergey holds a Master of Science degree in computer science from Stanford University and a Bachelor of Science degree with high honors in mathematics and computer science from the University of Maryland at College Park.

Eric E. Schmidt has served as the Executive Chairman of our board of directors since April 4, 2011 and as a member of our board of directors since March 2001. From July 2001 to April 3, 2011, Eric served as our Chief Executive Officer. He was the chairman of our board of directors from March 2001 to April 2004, and again from April 2007 to April 3, 2011. Prior to joining us, from April 1997 to November 2001, Eric served as chairman of the board of directors of Novell, Inc., a computer networking company, and, from April 1997 to July 2001, as the Chief Executive Officer of Novell. From 1983 until March 1997, Eric held various positions at Sun Microsystems, Inc., a supplier of network computing solutions, including Chief Technology Officer from February 1994 to March 1997, and President of Sun Technology Enterprises from February 1991 until February 1994. Eric was previously a director of Apple Inc., a designer, manufacturer, and marketer of personal computers and related products, from 2006 to 2009. Eric holds a Doctoral degree and a Master of Science degree in computer science from the University of California, Berkeley, and a Bachelor of Science degree in electrical engineering from Princeton University.

L. John Doerr has served as a member of our board of directors since May 1999. John has been a General Partner of Kleiner Perkins Caufield & Byers, a venture capital firm, since August 1980. John has also been a member of the board of directors of Amyris, Inc., a synthetic biology company, since May 2006, and serves on its nominating and governance committee. John was previously a director of Amazon.com, Inc., an internet retail company, from 1996 to 2010; Intuit Inc., a provider of business and financial management solutions, from 1990 to 2007; and Move, Inc., a provider of real estate media and technology solutions, from 1998 to 2008. John holds a Master of Business Administration degree from Harvard Business School, and a Master of Science degree in electrical engineering and computer science, and a Bachelor of Science degree in electrical engineering from Rice University.

Diane B. Greene has served as a member of our board of directors since January 2012. Diane has also been a member of the board of directors of Intuit Inc., a provider of business and financial management solutions, since August 2006 and serves on its audit and risk committee and nominating and corporate governance committee. Diane co-founded VMware, Inc., a provider of virtualization and virtualization-based cloud infrastructure solutions, in 1998 and took the company public in 2007. She served as Chief Executive Officer and President of VMware from 1998 to 2008, as a member of the board of directors of VMware from 2007 to 2008, and as an Executive Vice President of EMC Corporation, a provider of information infrastructure and virtual infrastructure technologies, solutions and services, from 2005 to 2008. Prior to VMware, Diane held technical leadership positions at Silicon Graphics Inc., a provider of technical computing, storage and data center solutions, Tandem Computers, Inc., a manufacturer of computer systems, and Sybase Inc., a global enterprise software and services company, and was Chief Executive Officer of VXtreme, Inc., a developer of streaming media solutions. Diane is also a member of The MIT Corporation, the governing body of the Massachusetts Institute of Technology. Diane holds a Master of Science degree in computer science from the University of California, Berkeley, a Master of Science degree in naval architecture from the Massachusetts Institute of Technology, and a Bachelor of Arts degree in mechanical engineering from the University of Vermont.

John L. Hennessy has served as a member of our board of directors since April 2004, and as Lead Independent Director since April 2007. John has served as the President of Stanford University since September 2000. From 1994 to August 2000, John held various positions at Stanford, including Dean of the Stanford University School of Engineering and Chair of the Stanford University Department of Computer Science. John has also been a member of the board of directors of Cisco Systems, Inc., a networking equipment company, since January 2002, and serves on its nominating and governance committee and acquisition committee. John co-founded and served as the chairman of the board of directors of Atheros Communications, Inc., a wireless semiconductor company, from 1998 to 2010. John holds a Doctoral degree and a Master of Science degree in computer science from the State University of New York, Stony Brook, and a Bachelor of Science degree in electrical engineering from Villanova University.

Ann Mather has served as a member of our board of directors since November 2005. Ann has also been a member of the board of directors of: Glu Mobile Inc., a publisher of mobile games, since September 2005, and serves as chair of its audit committee; MGM Holdings Inc., a motion picture and television production and distribution company, since December 2010, and serves on its compensation committee; MoneyGram International, Inc., a global payment services company, since May 2010; Netflix, Inc., an internet subscription service for movies and television shows, since July 2010, and serves on its audit committee; and Solazyme, Inc., a renewable oil and bioproducts company, since April 2011, and serves as chair of its audit committee. Ann has also been an independent trustee to the Dodge & Cox Funds board of trustees since May 2011. Ann was previously a director of Central European Media Enterprises Group, a developer and operator of national commercial television channels and stations in Central and Eastern Europe, from 2004 to 2009. From 1999 to 2004, Ann was Executive Vice President and Chief Financial Officer of Pixar, a computer animation studio. Prior to her service at Pixar, Ann was Executive Vice President and Chief Financial Officer at Village Roadshow Pictures, the film production division of Village Roadshow Limited. Ann holds a Master of Arts degree from Cambridge University and is a chartered accountant.

Paul S. Otellini has served as a member of our board of directors since April 2004. Paul has served as the Chief Executive Officer and President of Intel Corporation, a semiconductor manufacturing company, since May 2005. Paul has been a member of the board of directors of Intel since 2002. He also served as Intel’s Chief Operating Officer from 2002 to May 2005. From 1974 to 2002, Paul held various positions at Intel, including

Executive Vice President and General Manager, Intel Architecture Group, and Executive Vice President and General Manager, Sales and Marketing Group. Paul holds a Master of Business Administration degree from the University of California, Berkeley, and a Bachelor of Arts degree in economics from the University of San Francisco.

K. Ram Shriram has served as a member of our board of directors since September 1998. Ram has been a managing partner of Sherpalo Ventures, LLC, an angel venture investment company, since January 2000. From August 1998 to September 1999, Ram served as Vice President of Business Development at Amazon.com, Inc., an internet retail company. Prior to that, Ram served as President at Junglee Corporation, a provider of database technology, which was acquired by Amazon.com in 1998. Ram was an early member of the executive team at Netscape Communications Corporation. Ram is also on the board of trustees of Stanford University. Ram holds a Bachelor of Science degree in mathematics from the University of Madras, India.

Shirley M. Tilghman has served as a member of our board of directors since October 2005. Shirley has served as the President of Princeton University since June 2001. From August 1986 to June 2001, she served as a Professor at Princeton University, and from August 1988 to June 2001, as an Investigator at Howard Hughes Medical Institute. In 1998, she took the role as founding director of Princeton’s multi-disciplinary Lewis-Sigler Institute for Integrative Genomics. Shirley holds a Doctoral degree in biochemistry from Temple University, and a Bachelor of Science degree with honors in chemistry from Queen’s University.

Nikesh Arora has served as our Senior Vice President and Chief Business Officer since January 2011. Previously, he served as our President, Global Sales Operations & Business Development from April 2009 to December 2010, and as our President, International Operations prior to that. Prior to joining us in December 2004, Nikesh served as Chief Marketing Officer and a member of the management board at T-Mobile Europe, a mobile communications company. Prior to that, Nikesh worked for Deutsche Telekom AG, parent company of T-Mobile, Putnam Investments, and Fidelity Investments. Nikesh has been a member of the board of directors of Bharti Airtel Limited, an Indian telecommunications company, since October 2009, and serves on its compensation committee. He has also been a member of the board of directors of Colgate-Palmolive Company, a consumer products company, since March 2012. Nikesh holds a Master of Business Administration degree from Northeastern University, a Master of Science degree from Boston College, and a Bachelor of Science degree in electrical engineering from the Institute of Technology in Varanasi, India. He is also a chartered financial analyst.

David C. Drummond has served as our Senior Vice President, Corporate Development since January 2006, as Chief Legal Officer since December 2006, and as Secretary since 2002. Previously, he served as our Vice President, Corporate Development and General Counsel since February 2002. Prior to joining us, from July 1999 to February 2002, David served as Chief Financial Officer of SmartForce, an educational software applications company. Prior to that, David was a partner at the law firm of Wilson Sonsini Goodrich & Rosati. David holds a Juris Doctor degree from Stanford University and a Bachelor of Arts degree in history from Santa Clara University.

Patrick Pichette has served as our Senior Vice President and Chief Financial Officer since August 2008. Prior to joining us, from January 2001 until July 2008, Patrick served as an executive officer of Bell Canada Enterprises Inc., a telecommunications company, including, most recently, as President, Operations for Bell Canada, and previously as Executive Vice President, Chief Financial Officer, and Executive Vice President of Planning and Performance Management. Prior to joining Bell Canada Enterprises, from 1996 to 2000, Patrick was a principal at McKinsey & Company, a management consulting firm. Prior to that, from 1994 to 1996, he served as Vice President and Chief Financial Officer of Call-Net Enterprises Inc., a Canadian telecommunications company. Patrick has been a member of the board of directors of Amyris, Inc., a synthetic biology company, since March 2010, and serves as chair of its audit committee, and as a member of its leadership development and compensation committee. Patrick holds a Master of Arts degree in philosophy, politics, and economics from Oxford University, where he attended as a Rhodes Scholar, and a Bachelor of Arts degree in Business Administration from Université du Québec à Montréal.

Corporate Governance and Board Matters

We are committed to maintaining the highest standards of business conduct and corporate governance, which we believe are essential to running our business efficiently, serving our stockholders well, and maintaining our integrity in the marketplace. We have adopted a code of business conduct and ethics for directors, officers (including our principal executive officer and principal financial and accounting officer), and employees, known as the Google Code of Conduct. We have also adopted Corporate Governance Guidelines, which, in conjunction with our certificate of incorporation, bylaws, and charters of the standing committees of our board of directors, form the framework for our corporate governance. The Google Code of Conduct and our Corporate Governance Guidelines are available on the Investor Relations section of our website at http://investor.google.com. We will post amendments to the Google Code of Conduct or waivers of the Google Code of Conduct for directors and executive officers on the same website.

Stockholders may request printed copies of the Google Code of Conduct, the Corporate Governance Guidelines, and committee charters at no charge by filling out our contact form at http://investor.google.com or sending inquiries to:

Investor Relations

Google Inc.

1600 Amphitheatre Parkway

Mountain View, CA 94043

Email: irgoog@google.com

Board Meetings

During 2011, the board of directors held 12 meetings and acted by written/electronic consent six times. Each director attended at least 75% of all board of directors and applicable committee meetings. We encourage our directors to attend our Annual Meeting of Stockholders. Four directors attended our 2011 Annual Meeting of Stockholders.

Board Leadership Structure

In April 2011, Larry Page became our Chief Executive Officer and Eric E. Schmidt became Executive Chairman of our board of directors.

The board of directors believes that this leadership structure, which separates the Chairman and Chief Executive Officer roles, is appropriate at this time in light of the evolution of Google’s business and operating environment. In particular, the board of directors believes that this structure clarifies the individual roles and responsibilities of Larry, Sergey, and Eric, streamlines decision-making, and enhances accountability. As Executive Chairman, Eric remains involved in key matters, such as major transactions, broader business and customer relationships, and government relations, which are increasingly important given our global reach, and continues to advise Larry and Sergey. In this role and given his in-depth knowledge of the issues, challenges, and opportunities facing us, the board of directors believes that Eric continues to be best positioned to develop agendas that ensure that the board’s time and attention are focused on the most critical matters. His role enables decisive leadership, ensures clear accountability, and enhances the ability to communicate our message and strategy clearly and consistently to our stockholders, employees, customers, and users.

Our certificate of incorporation and bylaws provide that the chairman of our board of directors may not be an employee or officer of our company and may not have been an employee or officer for the last three years, unless the appointment is approved by two-thirds of the members of our board of directors. The board of directors unanimously approved Eric’s appointment as Executive Chairman.

Each of the directors other than Larry, Sergey, and Eric is independent (see “Director Independence” below), and the board of directors believes that the independent directors provide effective oversight of management. In addition, in April 2007, our board of directors appointed John L. Hennessy as our Lead Independent Director. As Lead Independent Director, John’s responsibilities include:

•	Coordinating and moderating executive sessions of the board of directors’ independent directors.

•

Advising the executive chairman of the board of directors as to the quality, quantity, and timeliness of the flow of information from management that is necessary for the independent directors to perform their duties effectively and responsibly.

•	Confirming the agenda with the Chief Executive Officer for meetings of the board of directors.

•	Holding regular update sessions with the executive chairman of the board of directors.

•	Acting as the principal liaison between the independent directors and the executive chairman of the board of directors on sensitive issues.

•	Performing such other duties as the board of directors may from time to time delegate to the Lead Independent Director to assist the board of directors in the fulfillment of its responsibilities.

The board of directors believes that these responsibilities appropriately and effectively complement our Executive Chairman and Chief Executive Officer structure.

Board Committees

During 2011, our board of directors consisted of nine directors. Our board of directors has the following five standing committees: (1) an Audit Committee, (2) a Leadership Development and Compensation Committee, (3) a Nominating and Corporate Governance Committee, (4) an Acquisition Committee, and (5) an Executive Committee. From time to time, the board of directors may also establish ad hoc committees to address particular matters, such as the Special Committee described in Proposal Number 3, beginning on page 56 of this proxy statement.

Each of the standing committees operates under a written charter adopted by the board of directors. All of the standing committee charters are available on the Investor Relations section of our website at http://investor.google.com/corporate/board-committees.html. Printed copies of the charters are available at no charge to any stockholder who requests them by following the instructions on page 12 of this proxy statement.

The membership and meetings during 2011 and the primary functions of each of the standing committees are described below.

Board of Directors	Audit Committee	Leadership Development and Compensation Committee	Nominating and Corporate Governance Committee	Acquisition Committee	Executive Committee
Larry Page				Member	Member
Sergey Brin				Member	Member
Eric E. Schmidt				Chair	Chair
L. John Doerr	Member(1)	Member
John L. Hennessy			Member
Ann Mather	Chair
Paul S. Otellini		Chair
K. Ram Shriram	Member			Member
Shirley M. Tilghman			Member

(1)	L. John Doerr resigned from the Audit Committee effective January 12, 2012, the date on which Diane B. Greene was appointed to serve on our board of directors and the Audit Committee.

Audit Committee

The main function of our Audit Committee is to oversee our accounting and financial reporting processes. The Audit Committee’s responsibilities include:

•	Selecting and hiring our independent auditors.

•	Approving the audit and non-audit services to be performed by our independent auditors.

•	Evaluating the qualifications, performance, and independence of our independent auditors.

•	Overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters.

•	Reviewing the design, implementation, adequacy, and effectiveness of our internal controls and our critical accounting policies.

•	Reviewing with management our annual audited financial statements, quarterly financial statements, earnings announcements, and other public announcements regarding our results of operations.

•	Reviewing regulatory filings with management and our independent auditors.

•	Preparing any report the SEC requires for inclusion in our annual proxy statement.

•	Reviewing and approving related party transactions.

•	Establishing and overseeing processes and procedures for the receipt, retention and treatment of complaints and employee submissions about accounting, internal accounting controls or audit matters.

During 2011, the Audit Committee held six meetings. Our Audit Committee is currently comprised of Diane B. Greene, Ann Mather (Chair), and K. Ram Shriram, each of whom is a non-employee member of our board of directors. Our board of directors has determined that each of the directors serving on our Audit Committee is independent within the meaning of the rules of the SEC and the Listing Rules of NASDAQ.

The board of directors has determined that, based on her professional qualifications and experience described above, Ann Mather is an audit committee financial expert as defined under the rules of the SEC.

Leadership Development and Compensation Committee

The purpose of our Leadership Development and Compensation Committee (LDC Committee) is to oversee our compensation programs. The LDC Committee’s responsibilities include:

•	Reviewing and approving our general compensation strategy.

•	Establishing annual and long-term performance goals for our executive officers.

•	Conducting and reviewing with the board of directors an annual evaluation of the performance of our executive officers.

•	Evaluating the competitiveness of the compensation of our executive officers.

•	Reviewing and approving the selection of our peer companies.

•	Reviewing and approving all salaries, bonuses, equity awards, perquisites, post-service arrangements, and other compensation and benefit plans for Google’s executive officers.

•

Reviewing and approving the terms of any offer letters, employment agreements, termination agreements or arrangements, change in control agreements, indemnification agreements, and other material agreements between us and our executive officers, including our Executive Chairman.

•	Acting as the administering committee for our stock and bonus plans and for any equity or cash compensation arrangements that may be adopted by us from time to time.

•

Providing oversight for our overall compensation plans and benefit programs, monitoring trends in executive and overall compensation, and making recommendations to the board of directors with respect to improvements to such plans and programs or the adoption of new plans and programs.

•	Reviewing and approving compensation programs, as well as salaries, fees, bonuses, and equity awards for the Executive Chairman and the non-employee members of the board of directors.

•	Reviewing plans for the development, retention, and succession of our executive officers.

•	Reviewing executive education and development programs.

•	Monitoring total equity usage for compensation and establishing appropriate equity dilution levels.

•

Reviewing and discussing with management the annual Compensation Discussion and Analysis (CD&A) disclosure and the related tabular presentations regarding named executive officer compensation and, based on this review and discussions, making a recommendation to include the CD&A disclosure and the tabular presentations in our annual public filings.

•	Preparing and approving the annual LDC Committee Report to be included in our annual public filings.

During 2011, the LDC Committee held five meetings and acted by written/electronic consent 34 times. Our LDC Committee currently consists of L. John Doerr and Paul S. Otellini (Chair), each of whom is a non-employee member of our board of directors. Each member of our LDC Committee is an “outside” director as defined in Section 162(m), and a “non-employee” director within the meaning of Rule 16b-3 of the Exchange Act. Our board of directors has determined that each of the directors serving on our LDC Committee is independent as defined in the Listing Rules of NASDAQ.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee’s purpose is to assist our board of directors in identifying individuals qualified to become members of our board of directors consistent with criteria set by our board of directors, to oversee the evaluation of the board of directors and management, and to develop and update our corporate governance principles. The Nominating and Corporate Governance Committee’s responsibilities include:

•

Evaluating the composition, size, organization, and governance of our board of directors and its committees, determining future requirements, and making recommendations regarding future planning, the appointment of directors to our committees, and the selection of chairs of these committees.

•	Reviewing and recommending to our board of directors director independence determinations made with respect to continuing and prospective directors.

•	Reviewing and recommending to our board of directors Section 16 officer determinations with respect to our executive officers.

•	Establishing a policy for considering director nominees for election to our board of directors.

•	Recommending ways to enhance communications and relations with our stockholders.

•	Evaluating and recommending candidates for election to our board of directors, including nominees recommended by stockholders.

•	Overseeing our board of directors’ performance and self-evaluation process and developing continuing education programs for our directors.

•

Evaluating and recommending to the board of directors termination of service of individual members of the board of directors as appropriate, in accordance with governance principles, for cause or for other proper reasons.

During 2011, the Nominating and Corporate Governance Committee held five meetings. Our Nominating and Corporate Governance Committee consists of John L. Hennessy and Shirley M. Tilghman, each of whom is a non-employee member of our board of directors. Our Nominating and Corporate Governance Committee does not have a chairperson. Our board of directors has determined that each of the directors serving on our Nominating and Corporate Governance Committee is independent as defined in the Listing Rules of NASDAQ.

Acquisition Committee

The Acquisition Committee, for which the board of directors adopted a formal charter in 2006, serves as an administrative committee of the board of directors to review and approve certain investment, acquisition, and divestiture transactions proposed by management. During 2011, the Acquisition Committee acted by written/electronic consent four times to approve certain investments and acquisitions. Our Acquisition Committee consists of Eric (Chair), Larry, Sergey, and K. Ram Shriram.

Executive Committee

The Executive Committee, for which the board of directors adopted a formal charter in 2004, serves as an administrative committee of the board of directors to act upon and facilitate the consideration by senior management and the board of directors of certain high-level business and strategic matters. During 2011, the Executive Committee held two meetings and acted by written/electronic consent 21 times to approve certain other investment, acquisition and divestiture transactions. Our Executive Committee consists of Eric (Chair), Larry, and Sergey.

Board’s Role in Risk Oversight

The board of directors as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant committees of the board. These committees then provide oral reports to the full board. The oversight responsibility of the board and its committees is enabled by management reporting processes that are designed to provide visibility to the board about the identification, assessment, and management of critical risks and management’s risk mitigation strategies. These areas of focus include strategic, operational, financial and reporting, succession and compensation, compliance, and other risks. The board of directors and its committees oversee risks associated with their respective areas of responsibility, as summarized below. Each committee meets in executive session with key management personnel and representatives of outside advisors as required.

Board/Committee	Primary Areas of Risk Oversight

Full Board	Strategic, financial and execution risks and exposures associated with our business strategy, product innovation and sales road map, policy matters, significant litigation and regulatory exposures, and other current matters that may present material risk to our financial performance, operations, infrastructure, plans, prospects or reputation, acquisitions and divestitures.

Audit Committee	Risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosure, internal control over financial reporting, investment guidelines and credit and liquidity matters, Google’s programs and policies relating to legal compliance and strategy, merger and acquisition activities, and our operational infrastructure, particularly reliability, business continuity, capacity, security, and data privacy.

Leadership Development and Compensation Committee	Risks and exposures associated with leadership assessment, management succession planning, and executive compensation programs and arrangements, including incentive plans.

Nominating and Corporate Governance Committee	Risks and exposures associated with director and management succession planning, corporate governance, and overall board effectiveness.

Acquisition and Executive Committees	Risks and exposures associated with Google’s merger and acquisition activities and related integration matters.

Director Independence

The board of directors has determined that each of the director nominees standing for election, except Larry, Sergey, and Eric, has no relationship that, in the opinion of the board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is an independent director as defined in the Listing Rules of NASDAQ. In determining the independence of our directors, the board of directors has adopted independence standards that mirror exactly the criteria specified by applicable laws and regulations of the SEC and the Listing Rules of NASDAQ. In determining the independence of our directors, the board of directors considered all transactions in which we and any director had any interest, including those discussed under “Certain Relationships and Related Transactions” on pages 26-29 of this proxy statement, transactions involving payments made by us to companies in the ordinary course of business where L. John Doerr, Diane B. Greene, John L. Hennessy, Paul S. Otellini, or K. Ram Shriram serve on the board of directors or as a member of the executive management team of the other company, and transactions involving payments made by us to educational institutions with which John L. Hennessy and Shirley M. Tilghman are affiliated.

Compensation Committee Interlocks and Insider Participation

During 2011, Paul S. Otellini and L. John Doerr served on the LDC Committee. None of the members of the LDC Committee has been an officer or employee of Google. None of our executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on our board of directors or the LDC Committee.

Consideration of Director Nominees

Stockholder Recommendations and Nominees

The Nominating and Corporate Governance Committee considers properly submitted recommendations for candidates to the board of directors from stockholders. In evaluating such recommendations, the Nominating and Corporate Governance Committee seeks to achieve a balance of experience, knowledge, integrity, and capability on the board of directors and to address the membership criteria set forth under “Director Selection Process and Qualifications” below. Any stockholder recommendations for consideration by the Nominating and Corporate Governance Committee should include the candidate’s name, biographical information, information regarding any relationships between the candidate and Google within the last three years, at least three personal references, a statement of recommendation of the candidate from the stockholder, a description of our shares beneficially owned by the stockholder, a description of all arrangements between the candidate and the recommending stockholder and any other person pursuant to which the candidate is being recommended, a written indication of the candidate’s willingness to serve on the board of directors, any other information required to be provided under securities laws and regulations, and a written indication to provide such other information as the Nominating and Corporate Governance Committee may reasonably request. There are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or otherwise. Stockholder recommendations to the board of directors should be sent to:

Google Inc.

Attn: Corporate Secretary

1600 Amphitheatre Parkway

Mountain View, CA 94043

Email: corporatesecretary@google.com

In addition, our bylaws permit stockholders to nominate directors for consideration at an annual meeting. For a description of the process for nominating directors in accordance with our bylaws, see “Questions and Answers about the Proxy Materials and the Annual Meeting—Question 27. What is the deadline to propose actions for consideration at next year’s Annual Meeting of Stockholders or to nominate individuals to serve as directors?” on page 7 of this proxy statement.

Director Selection Process and Qualifications

Our Nominating and Corporate Governance Committee will evaluate and recommend candidates for membership on the board of directors consistent with criteria established by our board of directors in our policy with regard to the selection of director nominees. Pursuant to this policy, the Nominating and Corporate Governance Committee screens candidates and evaluates the qualifications of the persons nominated by or recommended by our stockholders. The Nominating and Corporate Governance Committee recommends director nominees who are ultimately approved by the full board of directors.

Our Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating nominees for directors. Our Nominating and Corporate Governance Committee regularly assesses the appropriate size and composition of the board of directors, the needs of the board of directors and the respective committees of the board of directors, and the qualifications of candidates in light of these needs. Candidates may come to the attention of the Nominating and Corporate Governance Committee through stockholders, management, current members of the board of directors, or search firms. The evaluation of these candidates may be based solely upon information provided to the committee or may also include discussions with persons familiar with the candidate, an interview of the candidate or other actions the committee deems appropriate, including the use of third parties to review candidates. The Nominating and Corporate Governance committee may, at the Google’s expense, retain search firms, consultants and other advisors to identify, screen and/or evaluate candidates.

When considering a potential non-incumbent candidate, the Nominating and Corporate Governance Committee will factor into its determination the following qualities, among others: integrity, professional reputation and strength of character, educational background, knowledge of our business, diversity of professional experience, including whether the person is a current or former chief executive officer or chief financial officer of a public company or the head of a division of a large international organization, and ability to represent the best interests of our stockholders and to provide practical insights and diverse perspectives. Additionally, due to the global and complex nature of our business, our board of directors believes it is important to consider diversity of race, ethnicity, gender, age, education, cultural background, and professional experiences in evaluating board candidates, although our policy does not prescribe specific standards for diversity. Candidates also are evaluated in light of our other policies, such as those relating to independence and service on other boards, as well as considerations relating to the size, structure and needs of our board of directors. As part of its consideration of director succession, our board of directors and the Nominating and Corporate Governance Committee monitor whether the directors as a group meet the criteria for the composition of the board of directors, including overall diversity of perspective and experience.

Our board of directors is composed of a diverse group of leaders in their respective fields. Many of the current directors have senior leadership experience at major domestic and international companies. In these positions, they have also gained experience in core management skills, such as strategic and financial planning, public company financial reporting, compliance, risk management, leadership development, and international business experience. Most of our directors also have experience serving on boards of directors and board committees of other public companies, and have an understanding of corporate governance practices and trends, different business processes, challenges, and strategies. Other directors have experience as presidents or trustees of significant academic, research, and philanthropic institutions, which brings unique perspectives to the board of directors. Further, our directors also have other experience that makes them valuable members, such as entrepreneurial experience and experience developing technology or managing technology companies, which provides insight into strategic and operational issues faced by us.

The Nominating and Corporate Governance Committee and the board of directors believe that the above-mentioned attributes, along with the leadership skills and other experiences of our board members described below, provide us with a diverse range of perspectives and judgment necessary to guide our strategies and monitor their execution.

Larry Page

•	Business leadership, operational experience, and experience developing technology as co-founder of Google and its Chief Executive Officer.

•	In-depth knowledge of the technology sector and experience in developing transformative business models.

Sergey Brin

•	Business leadership, operational experience, and experience developing technology as co-founder of Google.

•	In-depth knowledge of the technology sector and experience in developing transformative business models.

Eric E. Schmidt

•	Global business leadership as former Chief Executive Officer of Google and former chairman and Chief Executive Officer of Novell, Inc.

•	Outside board experience as a director of Novell, Inc., Apple Inc., and Siebel Systems, Inc.

•	Experience developing technology as former chief technology officer at Sun Microsystems, Inc. and a member of the research staff at Xerox Palo Alto Research Center (PARC).

L. John Doerr

•	Global business leadership as a general partner of Kleiner Perkins Caufield & Byers.

•	Extensive financial and investment expertise as a venture capitalist.

•	In-depth knowledge of the technology sector and visionary in the industry.

•	Outside board experience as a director of Amazon.com, Inc., Amyris, Inc., Intuit Inc., and Move, Inc.

Diane B. Greene

•	Global business leadership as former Chief Executive Officer and President of VMware, Inc.

•	Insights as a successful technology entrepreneur.

•	In-depth knowledge of cloud computing and software as a service business.

•	Outside board experience as a director of Intuit Inc. and VMware, Inc.

John L. Hennessy

•	Leadership and management experience as President of Stanford University.

•	Outside board experience as a director of Cisco Systems, Inc. and Atheros Communications, Inc.

•	Experience developing technology businesses as co-founder of MIPS Technologies, Inc. and Atheros Communications, Inc., and chief architect of Silicon Graphics Computer Systems, Inc.

Ann Mather

•	Global business leadership as Executive Vice President and Chief Financial Officer of Pixar.

•	Knowledge of complex global business and financial matters.

•	Outside board experience as a director of Central European Media Enterprises Group, Glu Mobile Inc., MGM Holdings Inc., MoneyGram International, Inc., Netflix, Inc., and Solazyme, Inc.

Paul S. Otellini

•	Global business leadership as President and Chief Executive Officer of Intel Corporation.

•	Valuable experience in addressing issues ranging from corporate strategy, operational excellence, governance, and sales and marketing.

•	In-depth knowledge of the technology sector.

•	Outside board experience as a director of Intel Corporation.

K. Ram Shriram

•

Global business leadership as founder and managing partner of Sherpalo Ventures, Vice President of Business Development at Amazon.com, Inc., President of Junglee Corporation, and member of the executive team of Netscape Communications Corporation.

•	Extensive financial and investment expertise as a venture capitalist.

•	Experience as a trustee of Stanford University.

•	Outside board experience as a director of several private companies.

Shirley M. Tilghman

•	Leadership experience as President of Princeton University.

•	Valuable organizational and operational management skills.

•	Trustee of non-profit organizations (Leadership for a Diverse America, Carnegie Endowment for International Peace, and the King Abdullah University of Science and Technology).

Appointment of Diane B. Greene

Diane was appointed to our board of directors in January 2012 in accordance with our bylaws to fill a vacancy following our 2011 Annual Meeting of Stockholders. Diane was recommended for election by an advisor to our board of directors. From time to time, the advisor receives equity compensation for services provided to our board of directors and its committees.

Executive Sessions

Executive sessions of independent directors are held in connection with each regularly scheduled board of directors meeting and at other times as necessary, and are chaired by the Lead Independent Director. The board of directors’ policy is to hold executive sessions without the presence of management, including the Chief Executive Officer and other non-independent directors. The committees of the board of directors also generally meet in executive session at the end of each committee meeting, except for meetings of the Acquisition Committee and the Executive Committee as these committees have only one or no independent directors.

Outside Advisors

Our board of directors and each of its committees may retain outside advisors and consultants of their choosing at our expense. The board of directors and its committees need not obtain management’s consent to retain outside advisors.

Board Effectiveness

Our board of directors performs an annual self-assessment, led by the Lead Independent Director, to evaluate its effectiveness in fulfilling its obligations.

Communications with the Board of Directors

Stockholders may contact the board of directors about bona fide issues or questions about Google by sending an email to directors@google.com or by writing the Corporate Secretary at the following address:

Google Inc.

Attn: Corporate Secretary

1600 Amphitheatre Parkway

Mountain View, CA 94043

Email: directors@google.com

Any matter intended for the board of directors, or for any individual member or members of the board of directors, should be directed to the email address or street address noted above, with a request to forward the communication to the intended recipient or recipients. In general, any stockholder communication delivered to the Corporate Secretary for forwarding to the board of directors or specified member or members will be forwarded in accordance with the stockholder’s instructions.

* * * * *

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of April 23, 2012, concerning, except as indicated by the footnotes below:

•	Each person whom we know beneficially owns more than 5% of our Class A common stock or Class B common stock.

•	Each of our directors and nominees for the board of directors.

•	Each of our named executive officers (see the section titled “Executive Compensation”).

•	All of our directors and executive officers as a group.

Unless otherwise noted below, the address of each beneficial owner listed in the table is c/o Google Inc., 1600 Amphitheatre Parkway, Mountain View, California 94043.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 259,978,806 shares of Class A common stock and 66,046,275 shares of Class B common stock outstanding at April 23, 2012. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of April 23, 2012, and Class A common stock issuable upon the vesting of Google Stock Units (GSUs) within 60 days of April 23, 2012, to be outstanding ignoring the withholding of shares of common stock to cover applicable taxes. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. GSUs entitle the beneficial owner to receive one share of Class A common stock for each share underlying the GSU as the GSU vests. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

The information provided in the table is based on our records, information filed with the SEC, and information provided to us, except where otherwise noted.

	Shares Beneficially Owned				% Total Voting Power(1)
	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner	Shares	%	Shares	%
Executive Officers and Directors
Larry Page	80,000	*	26,138,596	39.6	28.4
Sergey Brin	—	—	25,722,844	39.0	28.0
Eric E. Schmidt(2)	132,110	*	8,729,303	13.2	9.5
Patrick Pichette(3)	16,382	*	—	—	*
Nikesh Arora(4)	27,625	*	—	—	*
David C. Drummond(5)	86,549	*	22,332	*	*
L. John Doerr(6)	165,520	*	1,427,575	2.2	1.6
Diane B. Greene(7)	145	*	—	—	*
John L. Hennessy(8)	5,564	*	774	*	*
Ann Mather(9)	14,328	*	—	—	*
Paul S. Otellini(10)	5,271	*	—	—	*
K. Ram Shriram(11)	595,589	*	—	—	*
Shirley M. Tilghman(12)	11,776	*	—	—	*
All executive officers and directors as a group(13) (13 persons)	1,140,859	*	62,041,424	93.9	67.5
Other > 5% Security Holders
Entities affiliated with BlackRock(14)	13,313,462	5.1	—	—	1.5
Entities affiliated with Fidelity(15)	18,932,331	7.3	—	—	2.1

(1)

Percentage total voting power represents voting power with respect to all shares of our Class A common stock and Class B common stock, voting together as a single class. Each holder of Class B common stock is entitled to 10 votes per share of Class B common stock and each holder of Class A common stock is entitled to one vote per share of Class A common stock on all matters submitted to our stockholders for a vote. The Class A common stock and Class B common stock vote together as a single class on all matters submitted to a vote of our stockholders, except as may otherwise be required by law. The Class B common stock is convertible at any time by the holder into shares of Class A common stock on a share-for-share basis upon written notice to the transfer agent.

(2)

Includes 53,036 shares of Class A common stock issuable upon exercise of options that are fully vested and exercisable; 7,577 shares of Class A common stock issuable upon exercise of options that are exercisable within 60 days of April 23, 2012; 5,682 shares of Class A common stock issuable upon vesting of GSUs within 60 days of April 23, 2012; 53,524 shares of Class A common stock held by the Schmidt Family Foundation; 267,502 shares of Class B common stock held by the Schmidt Investments LP; 1,615,094 shares of Class B common stock held by the Schmidt Investments LP Fund 2; and 5,652,398 shares of Class B common stock held by the Schmidt Family Living Trust.

(3)

Consists of 6,194 shares of Class A common stock issuable upon exercise of options that are fully vested and exercisable; 6,194 shares of Class A common stock issuable upon exercise of options that are exercisable within 60 days of April 23, 2012; and 3,994 shares of Class A common stock issuable upon vesting of GSUs within 60 days of April 23, 2012.

(4)

Includes 18,711 shares of Class A common stock issuable upon exercise of options that are fully vested and exercisable; 5,424 shares of Class A common stock issuable upon exercise of options that are exercisable within 60 days of April 23, 2012; and 3,130 shares of Class A common stock issuable upon vesting of GSUs within 60 days of April 23, 2012.

(5)

Includes 62,086 shares of Class A common stock issuable upon exercise of options that are fully vested and exercisable; 3,058 shares of Class A common stock issuable upon exercise of options that are exercisable within 60 days of April 23, 2012; 1,989 shares of Class A common stock issuable upon vesting of GSUs within 60 days of April 23, 2012; and 2,090 shares of Class A common stock held by David’s spouse.

(6)

Includes 142 shares of Class A common stock issuable upon vesting of GSUs within 60 days of April 23, 2012; 18,656 shares of Class A common stock held by The Austin 1999 Trust; 18,656 shares of Class A common stock held by The Hampton 1999 Trust; 126,952 shares of Class A common stock held by The Benificus Foundation; and 1,427,575 shares of Class B common stock held by Vallejo Ventures Trust. John is trustee of The Austin 1999 Trust and The Hampton 1999 Trust and has voting and investment authority over the shares held by these trusts. John disclaims any pecuniary interest in these trusts. John is an officer and trustee of the Benificus Foundation and shares the investment authority over the shares held by the foundation. John disclaims any pecuniary interest in the foundation. John is a trustee of Vallejo Ventures Trust and shares voting and investment authority over the shares held by such trust. The address for all entities affiliated with L. John Doerr is c/o Kleiner Perkins Caufield & Byers, 2750 Sand Hill Road, Menlo Park, CA 94025.

(7)

Consists of 123 shares of Class A common stock held by the Green/Rosenblum Family 2004 Trust; 11 shares of Class A common stock held by the Nathan Greene Rosenblum Irrevocable Trust; and 11 shares of Class A common stock held by the Mara Rosenblum Greene Irrevocable Trust. Diane is a trustee of each of these trusts and has voting and investment authority over the shares held by these trusts.

(8)

Includes 142 shares of Class A common stock issuable upon vesting of GSUs within 60 days of April 23, 2012; 774 shares of Class B common stock issuable upon exercise of options that are fully vested and exercisable; and 4,308 shares of Class A common stock held by the Hennessy 1993 Revocable Trust. John is a trustee of the Hennessy 1993 Revocable Trust and has voting and investment authority over the shares held by the trust.

(9)

Includes 12,000 shares of Class A common stock issuable upon exercise of options that are fully vested and exercisable; and 83 shares of Class A common stock issuable upon vesting of GSUs within 60 days of April 23, 2012.

(10)

Consists of 142 shares of Class A common stock issuable upon vesting of GSUs within 60 days of April 23, 2012; and 5,129 shares of Class A common stock held by The Otellini Trust. Paul is a trustee of The Otellini Trust and has voting and investment authority over the shares held by the trust.

(11)

Includes 27 shares of Class A common stock issuable upon vesting of GSUs within 60 days of April 23, 2012; 245,541 shares of Class A common stock held by Ram’s spouse; and 109,888 shares of Class A common stock held by Janket Ventures Limited Partnership. Ram has voting and investment authority over the shares held by Janket Ventures Limited Partnership.

(12)

Includes 7,000 shares of Class A common stock issuable upon exercise of options that are fully vested and exercisable; and 77 shares of Class A common stock issuable upon vesting of GSUs within 60 days of April 23, 2012.

(13)

Includes 944,171 shares of Class A common stock and 62,040,650 shares of Class B common stock held by the directors and executive officers. Also includes 159,027 shares of Class A common stock and 774 shares of Class B common stock issuable upon exercise of options that are fully vested and exercisable; 22,253 shares of Class A common stock issuable upon exercise of options that are exercisable within 60 days of April 23, 2012; and 15,408 shares of Class A common stock issuable upon vesting of GSUs within 60 days of April 23, 2012.

(14)

Based on the most recently available Schedule 13G filed with the SEC on February 13, 2012 by BlackRock, Inc. BlackRock, Inc., an investment adviser, has sole voting and dispositive power with respect to the shares. The address for BlackRock, Inc. is 40 East 52nd Street, New York, New York, 10022.

(15)

Based on the most recently available Schedule 13G filed with the SEC on February 14, 2012 by FMR LLC. Includes 16,871,345 shares of Class A common stock beneficially owned by Fidelity Management & Research Company (Fidelity) in its capacity as an investment adviser; 81,293 shares of Class A common stock beneficially owned by Fidelity Management Trust Company, in its capacity of an investment manager of institutional accounts; 225,110 shares of Class A common stock beneficially owned by Strategic Advisers, Inc., in its capacity as an investment adviser; 327,500 shares of Class A common stock beneficially owned by Pyramis Global Advisors, LLC (PGALLC) in its capacity as an investment adviser; 675,458 shares of Class A common stock beneficially owned by Pyramis Global Advisors Trust Company (PGATC) in its capacity of an investment manager of institutional accounts; 739,840 shares of Class A common stock beneficially owned by FIL Limited (FIL) in its capacity of an investment adviser and manager of non-U.S. investment companies and certain institutional investors. Fidelity, Fidelity Management Trust Company, and Strategic Advisers, Inc. are wholly owned subsidiaries of FMR LLC, a parent holding company. FIL operates as an entity independent of FMR LLC. PGALLC and PGATC are indirect wholly owned subsidiaries of FMR LLC. Edward C. Johnson 3d, Chairman of FMR LLC, and members of his family, directly or through trusts, own approximately 49% of the voting power of FMR LLC. Partnerships controlled predominantly by members of the family of Edward C. Johnson 3d, Chairman of FMR LLC and FIL, or trusts for their benefit, own shares of FIL voting stock. While the percentage of total voting power represented by these shares may fluctuate as a result of changes in the total number of shares of FIL voting stock outstanding from time to time, it normally represents more than 25% and less than 50% of the voting power of FIL. According to the same Schedule 13G, FMR LLC and FIL are of the view that they are not acting as a “group” for purposes of Section 13(d) under the Exchange Act and that they are not otherwise required to attribute to each other the beneficial ownership of securities beneficially owned by the other corporation. However, FMR LLC reports that it filed the Schedule 13G on a voluntary basis as if all of the shares were beneficially owned by FMR LLC and FIL on a joint basis. The address of FMR LLC, Fidelity, Fidelity Management Trust Company and Strategic Advisers, Inc. is 82 Devonshire Street, Boston, Massachusetts 02109. The address of FIL is Pembroke Hall, 42 Crow Lane, Hamilton, Bermuda. The address of PGALLC and PGATC is 900 Salem Street, Smithfield, Rhode Island, 02917.

* * * * *

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers, and holders of more than 10% of our Class A and Class B common stock to file with the SEC reports regarding their ownership and changes in ownership of our securities. We believe that, during 2011, our directors, executive officers, and 10% stockholders complied with all Section 16(a) filing requirements, with the exceptions noted below.

•	A late Form 4 report was filed for Larry Page on March 2, 2011 to report the conversion of 150,000 shares of Class B common stock to 150,000 shares of Class A common stock, as of February 24, 2011.

•	A late Form 4 report was filed for Sergey Brin on March 3, 2011 to report the conversion of 75,000 shares of Class B common stock to 75,000 shares of Class A common stock, as of February 24, 2011.

•

A late Form 4 report was filed for Nikesh Arora on June 8, 2011 to report the vesting of (a) 1,067 GSUs on June 4, 2011 (468 shares of Class A common stock withheld to cover applicable taxes and 599 shares of Class A common stock issued); and (b) 2,812 GSUs on June 5, 2011 (1,129 shares of Class A common stock withheld to cover applicable taxes and 1,683 shares of Class A common stock issued).

•

A late Form 4 report was filed for David C. Drummond on June 8, 2011 to report the vesting of 1,067 GSUs on June 4, 2011 (499 shares of Class A common stock withheld to cover applicable taxes and 568 shares of Class A common stock issued).

•

A late Form 4 report was filed for Patrick Pichette on June 8, 2011 to report the vesting of 2,133 GSUs on June 4, 2011 (996 shares of Class A common stock withheld to cover applicable taxes and 1,137 shares of Class A common stock issued).

•

A late Form 4 report was filed for Patrick Pichette on August 8, 2011 to report the vesting of 1,389 GSUs on August 1, 2011 (649 shares of Class A common stock withheld to cover applicable taxes and 740 shares of Class A common stock issued).

•

An amendment to a Form 4 was filed for Nikesh Arora on January 10, 2012 to correct the number of shares of Class A common stock withheld to cover applicable taxes (1,153 shares) and the shares of Class A common stock issued (1,659 shares) pursuant to the vesting of 2,812 GSUs on December 5, 2011, originally erroneously reported on a Form 4 filed on December 6, 2011 as 1,513 shares of Class A common stock withheld to cover applicable taxes and 1,299 shares of Class A common stock issued.

In making these statements, we have relied upon examination of the copies of Forms 3, 4, and 5, and amendments to these forms, provided to us and the written representations of our directors, executive officers, and 10% stockholders.

* * * * *

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions Policy and Procedure

Our Related Party Transactions Policy provides that we will only enter into or ratify a transaction with a related party when our board of directors, acting through the Audit Committee, determines that the transaction is in the best interests of Google and our stockholders.

For the purposes of this policy, a related party means:

•	a member of the board of directors (or a nominee to the board of directors);

•	an executive officer;

•	any person who is known to be the beneficial owner of more than 5% of any class of our securities;

•	any immediate family member of any of the persons listed above; or

•

any firm, corporation, partnership, or other entity in which any of the persons listed above is employed (or is a general partner or principal or in a similar position) or in which any of the persons listed above has a 5% or greater beneficial ownership interest.

We review all known relationships and transactions in which Google and our directors, executive officers, and significant stockholders or their immediate family members are participants to determine whether such persons have a direct or indirect interest. Our legal staff, in consultation with our finance team, is primarily responsible for developing and implementing processes and controls to obtain information regarding our directors, executive officers, and significant stockholders with respect to related party transactions and then determining, based on the facts and circumstances, whether Google or a related party has a direct or indirect interest in these transactions. On a periodic basis, the legal and finance teams review all transactions involving payments between Google and any company that has a Google executive officer or director as an officer or director. In addition, our directors and executive officers are required to notify us of any potential related party transactions and provide us with the information regarding such transactions.

If our legal department determines that a transaction is a related party transaction, the Audit Committee must review the transaction and either approve or disapprove it. If advance approval of a transaction is not feasible, the chair of the Audit Committee may approve the transaction and the transaction may be ratified by the Audit Committee in accordance with the Related Party Transactions Policy. In determining whether to approve or ratify a transaction with a related party, the Audit Committee will take into account all of the relevant facts and circumstances available to it, including, among any other factors it deems appropriate:

•	the benefits to us of the transaction;

•	the nature of the related party’s interest in the transaction;

•	whether the transaction would impair the judgment of a director or executive officer to act in the best interests of Google and our stockholders;

•	the potential impact of the transaction on a director’s independence; and

•	whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances.

Any member of the Audit Committee who is a related party with respect to a transaction under review may not participate in the deliberations or vote on the approval of the transaction.

Related Party Transactions

Recapitalization

We are proposing the New Charter for approval by our stockholders at the Annual Meeting. As a result of their ownership of more than a majority of each of our total outstanding voting power and the outstanding voting power of the Class B common stock as of the Record Date, Larry Page, our co-founder and Chief Executive Officer, and Sergey Brin, our co-founder, will have the power to approve the adoption of the New Charter without the affirmative vote of any other stockholder. The Recapitalization and the issuance of Class C capital stock as part of the Dividend (as defined in Proposal Number 3), if it is declared and paid, and as part of other transactions in the future, could prolong the duration of the current relative ownership of our voting power by Larry and Sergey, and their ability to elect all of our directors and to determine the outcome of most matters submitted to a vote of our stockholders. In connection with the Recapitalization, Larry, Sergey, Eric E. Schmidt, our Executive Chairman, and certain of their respective affiliates will enter into the Transfer Restriction Agreements (as defined in Proposal Number 3). For more information about the New Charter, the Recapitalization and related matters, including the interests of Larry, Sergey, and Eric, see Proposal Number 3, beginning on page 56 of this proxy statement.

Indemnification Agreements

We have entered into an indemnification agreement with each of our directors and executive officers. The indemnification agreements and our certificate of incorporation and bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law.

Corporate Use of Personal Aircraft

Eric beneficially owns 100% of one aircraft and 33% of another aircraft, both of which are used by Eric and our other executive officers from time to time for business trips. The reimbursement rate for use of these aircraft is $7,500 per hour. The board of directors approved this hourly reimbursement rate based upon a competitive analysis of comparable chartered aircraft and which our board of directors determined was at or below market rates for the charter of similar aircraft. In 2011, we used these aircraft for business-related travel services for certain of our executive officers, including Eric, and we reimbursed Eric approximately $380,000. Due to the fact that the $7,500 hourly costs paid for the use of these aircraft is less than the actual operational costs incurred by Eric as owner of these aircraft, Eric does not profit from the use of these aircraft and therefore does not have a monetary interest in these transactions.

Payments to Stanford University

In 2011, we paid approximately $3.4 million to Stanford University. Of this amount, approximately $3.0 million primarily represented donations for scholarships and other philanthropic endeavors and approximately $400,000 related to the license by Stanford of patents to Google. Pursuant to Stanford’s standard royalty arrangements with its students who develop patents in the course of their studies at Stanford, Stanford shares a portion of the royalty revenues associated with some of these patent licenses with Larry and Sergey. John L. Hennessy, President of Stanford University, is a member of our board of directors. In addition, K. Ram Shriram, another member of our board of directors, serves on the Stanford University board of trustees. Neither John nor Ram have a direct interest in any of the transactions described above.

Investment in 23andMe

In November 2010, Google Ventures invested approximately $3.2 million in the Series C preferred stock financing of 23andMe, Inc., a privately-held personal genetics company dedicated to helping individuals understand their own genetic information through DNA analysis technologies and web-based interactive tools. Google Inc. is the sole limited partner of Google Ventures, and previously invested approximately $3.9 million in the Series A preferred stock financing of 23andMe in May 2007 and approximately $2.6 million in the Series B preferred stock financing of 23andMe in June 2009. In November 2007, we purchased additional shares of Series A preferred stock of 23andMe held by an investor in 23andMe’s Series A preferred stock financing for approximately $500,000. Google Ventures made its investment in the Series C preferred stock financing of 23andMe pursuant to Google’s existing right to purchase its pro rata share of new securities issued by 23andMe. We continue to hold a minority interest in 23andMe as a result of the Series C investment. In June 2009, we also entered into a lease agreement with 23andMe under which 23andMe leases office space from us. The terms and conditions of the lease with 23andMe were reviewed by an independent real estate appraiser.

23andMe’s Series C preferred stock financing involved a number of additional investors, including two new investors. Anne Wojcicki, co-founder, President and CEO of 23andMe, and a stockholder and member of its board of directors, is married to Sergey. As of April 23, 2012, Sergey beneficially owned approximately 39.0% of our Class B common stock. Sergey is also an investor in 23andMe and invested approximately $3.4 million in 23andMe’s Series C preferred stock financing. The valuation of the Series C investment was determined by negotiations between the new investors and 23andMe in which neither Google nor Google Ventures played any role.

Investments in Certain Private Companies in 2011 and Other Transactions

In August 2011, Google Inc. committed to invest up to $75 million in a fund with a portfolio company of Kleiner Perkins Caufield & Byers to purchase residential solar rooftop installations in the U.S.

Google Ventures made the following investments in certain private companies in 2011 alongside Kleiner Perkins Caufield & Byers as a co-investor:

•	In May 2011, Google Ventures invested approximately $21 million in the Series B preferred stock financing of a consumer technology company.

•	In May 2011, Google Ventures invested $100,000 in the convertible note financing of a provider of support infrastructure for mobile applications.

•	In June 2011, Google Ventures invested approximately $1.25 million in the Series D preferred stock financing of a semiconductor company.

•	In August 2011, Google Ventures invested $5 million in the Series A preferred stock financing of a biotechnology company.

•	In October 2011, Google Ventures invested approximately $1 million in the Series C preferred stock financing of an information technology software company.

KPCB Holdings, Inc., as nominee for certain funds of Kleiner Perkins Caufield & Byers and several of the managers of the fund, holds more than 5% of the outstanding shares of each of the above entities. L. John Doerr, who is a member of our board of directors, is a managing director of the managing members of those funds and the general partner of the general partners of certain Kleiner Perkins Caufield & Byers funds. Additionally, in June 2011, Google Inc. agreed to contribute up to $9.8 million in KPCB sFund, LLC in exchange for a limited liability company interest therein.

Google Ventures made the following investments in certain private companies in 2011 alongside TomorrowVentures 2010 Fund as a co-investor:

•	In September 2011, Google Ventures invested $100,000 in the convertible note financing of a developer of mobile applications.

•	In September 2011, Google Ventures invested $200,000 in the convertible note financing of a developer of a social networking platform.

TomorrowVentures 2010 Fund is a venture capital fund controlled by an investment entity of Eric. Additionally, in July 2011, Google Inc. purchased certain assets of a real time search engine for $1.3 million in which TomorrowVentures 2010 Fund held a convertible note. The outstanding principal balance of the note was $50,000 and was repaid by the seller, together with accrued interest, in connection with the closing of the asset sale.

Google Ventures made the following investments in certain private companies in 2011 alongside Intel Capital as a co-investor:

•	In April and August 2011, Google Ventures invested an aggregate of approximately $22.6 million in the Series D preferred stock financing of a social gaming company.

•	In September 2011, Google Ventures invested approximately $1.5 million in the Series C preferred stock financing of a developer of platforms for web applications and other software.

Intel Capital is the global investment organization of Intel Corporation. Paul S. Otellini, one of our directors, is the Chief Executive Officer and President of Intel Corporation.

In August 2011, Google Ventures invested approximately $1.5 million in the Series D preferred stock financing of a provider of legal tools. David C. Drummond, our Senior Vice President, Corporate Development, Chief Legal Officer and Secretary is a member of the board of directors and a stockholder of this private company.

* * * * *

DIRECTOR COMPENSATION

Board Compensation Arrangements for Non-Employee Directors

Google’s director compensation program is designed to enable continued attraction and retention of highly qualified non-employee directors by ensuring that director compensation is in line with compensation offered by our peer companies that compete with us for director talent. The program is designed to address the time, effort, expertise, and accountability required of active board membership. The Nominating and Corporate Governance Committee and the LDC Committee believe that annual compensation for non-employee directors should generally consist of both a cash component, designed to compensate members for their service on the board of directors and its committees, and an equity component, designed to align the interests of directors and stockholders and, by vesting over time, to create an incentive for continued service on the board. The LDC Committee reviews the compensation programs for non-employee directors on an annual basis.

To align the vesting frequency of our non-employee director equity awards with the vesting frequency of our named executive officers’ equity awards, we changed from quarterly to monthly vesting for all non-employee director equity awards granted in 2011. We did not make any further changes to our standard compensation arrangements and practices for non-employee directors in 2011. Our employee directors, Larry and Sergey, did not receive any compensation for their services as members of our board of directors in 2011. Please see the section titled “Executive Compensation” for more information about compensation paid to Eric, who now serves as the Executive Chairman of our Board of Directors.

Our standard compensation arrangement for non-employee directors consists of an annual $350,000 GSU grant and an annual $75,000 cash retainer. GSUs are restricted stock unit awards of our Class A common stock that vest, and are paid out in installments. These grants and payments are made on the first Wednesday of the month following each annual stockholder meeting. In addition, a $25,000 annual cash retainer is paid to the Audit Committee chairperson.

We calculate the exact number of GSUs comprising the equity awards by dividing the target dollar amount by the closing price of Google’s Class A common stock on the day prior to grant. All equity awards are rounded up to the nearest whole share. GSUs awarded to sitting directors vest monthly over four years with no cliff, subject to continued service on our board of directors through the applicable vesting date. All GSUs are subject to the terms and conditions of our 2004 Stock Plan and its related grant agreements.

We reimburse our directors for reasonable out-of-pocket expenses in connection with attendance at board of directors and committee meetings.

In 2011, we awarded our standard ongoing compensation arrangement to each of our non-employee directors other than Diane B. Greene. Diane was appointed to serve as a member of our board of directors and the Audit Committee effective January 12, 2012. In connection with such appointment, she received our standard initial compensation arrangement for new non-employee directors consisting of a $1,000,000 GSU grant (1,724 GSUs) made on February 1, 2012 (the first Wednesday of the month following her appointment). These GSUs vest at the rate of 1/4th on the 25th day of the month in which the grant’s first anniversary occurs, and an additional 1/48th will vest on the 25th day of each month thereafter, subject to continued service on our board of directors through the applicable vesting date.

Following the Annual Meeting, all of our non-employee directors will receive Google’s standard compensation arrangement for non-employee directors described above, prorated for Diane based upon the time between the effective date of Diane’s appointment and the date of the meeting.

Compensation for 2011

The following table summarizes compensation paid to non-employee directors during 2011.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
L. John Doerr(2)	75,000	352,267	427,267
John L. Hennessy(3)	75,000	352,267	427,267
Ann Mather(4)	100,000	352,267	452,267
Paul S. Otellini(5)	75,000	352,267	427,267
K. Ram Shriram(6)	75,000	352,267	427,267
Shirley M. Tilghman(7)	75,000	352,267	427,267

(1)

The amounts in the stock awards column reflect the aggregate grant date fair value of GSUs granted to directors in 2011 calculated in accordance with FASB ASC Topic 718. The grant date fair value of each GSU granted was $535.36.

(2)	At December 31, 2011, 1,528 GSUs were outstanding.
(3)

At December 31, 2011, 1,528 GSUs and options to purchase 1,499 shares of Class B common stock were outstanding. These options were granted in connection with John’s appointment to our board of directors in 2004, and are fully vested and exercisable.

(4)

At December 31, 2011, 1,266 GSUs and options to purchase 12,000 shares of Class A common stock were outstanding. These options were granted in connection with Ann’s appointment to our board of directors in 2005, and are fully vested and exercisable. Ann receives a $25,000 annual cash retainer as Audit Committee chairperson, which is in addition to the annual $75,000 cash retainer for non-employee directors.

(5)	At December 31, 2011, 1,528 GSUs were outstanding.
(6)	At December 31, 2011, 591 GSUs were outstanding.
(7)

At December 31, 2011, 1,201 GSUs and options to purchase 7,000 shares of Class A common stock were outstanding. These options were granted in connection with Shirley’s appointment to our board of directors in 2005, and are fully vested and exercisable.

* * * * *

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

Our Compensation Discussion and Analysis (CD&A) includes a detailed discussion of compensation for our named executive officers—Larry, Sergey, Eric, our Chief Financial Officer, and the two other highest paid executive officers during the fiscal year ended December 31, 2011 (since we only have six executive officers as of April 2011):

•	Larry Page—Chief Executive Officer (CEO) since April 2011; President, Products until April 2011

•	Sergey Brin—Co-Founder; President, Technology until April 2011

•	Eric E. Schmidt—Executive Chairman of the Board of Directors since April 2011; CEO and Chairman of the Board of Directors until April 2011

•	Patrick Pichette—Senior Vice President and Chief Financial Officer (CFO)

•	Nikesh Arora—Senior Vice President and Chief Business Officer

•	David C. Drummond—Senior Vice President, Corporate Development, Chief Legal Officer and Secretary

The CD&A is organized into five sections:

•	Section 1—Executive Summary

•	Section 2—Elements of Pay

•	Section 3—Determining Competitive Levels of Pay

•	Section 4—Pay Mix, Magnitude, and Leverage

•	Section 5—Other Compensation Information

Section 1—Executive Summary

As Larry and Sergey wrote in the 2004 Founders’ IPO Letter,

Our employees, who have named themselves Googlers, are everything. Google is organized around the ability to attract and leverage the talent of exceptional technologists and business people. We have been lucky to recruit many creative, principled, and hard working stars. We hope to recruit many more in the future. We will reward and treat them well. —“An Owner’s Manual” for Google’s Shareholders

In line with this philosophy, we have designed our compensation programs to support three main goals:

•	Attract and retain the world’s best talent

•	Support Google’s culture of innovation and performance

•	Align employee and stockholder interests

We pay Googlers competitively compared to other opportunities they might have in the market. We also offer competitive benefits that help Googlers and their families be healthy and happy, provide unique perks that make life and work more convenient, design compelling job opportunities aligned with our mission, and create a fun and energizing work environment.

We have a deeply rooted belief in paying for performance. Therefore, Googlers at all levels of the organization have a portion of their overall compensation tied to performance. We also aim to align employee and stockholder interests through the use of equity awards.

Our compensation philosophy applies to all Googlers, including our named executive officers. The proportion of overall pay tied to performance increases at higher levels in the organization, reflecting an increasing impact on company performance. At senior levels in the organization, we also require our employees to maintain holdings of Google stock to ensure alignment with stockholder interests. In 2012, the LDC Committee approved increasing these stock ownership requirements to further align our executives’ interests with those of our stockholders. See page 42 of this proxy statement for a description of the revised requirements.

None of our named executive officers have any type of employment agreement or severance arrangement with us.

Larry and Sergey have voluntarily elected to receive only nominal cash compensation. As significant stockholders, a large portion of their personal wealth is tied directly to Google’s stock price performance, which provides direct alignment of their interests with stockholder interests.

Prior to 2011, Eric also voluntarily received only nominal cash compensation. In connection with his transition from CEO to Executive Chairman of the Board of Directors in April 2011, Eric accepted a $1.25 million base salary, a 400% bonus target, and an equity award with a target value of $100 million. The magnitude of Eric’s equity award was determined based on market benchmarks for his new role as Executive Chairman and in recognition of his past service as CEO.

In addition to compensation practices, we regularly review Google’s organizational decisions, providing guidance and making suggestions to improve them in accordance with the charter of the LDC Committee (available at http://investor.google.com/corporate/board-committees-leadership.html).

Section 2—Elements of Pay

We offer fixed pay (i.e., base salary) and a variable pay opportunity (i.e., cash bonuses, equity awards) to almost all Googlers, including our named executive officers.

Fixed Pay

We use base salary to provide Googlers, including our named executive officers, with a steady income in line with their skill set and on par with other job opportunities available to them.

Upon reviewing the pay practices of our talent competitors and the compensation preferences of our employees, we believe that highly-competitive salaries are important for attracting and retaining great talent. In January 2011, we increased base salaries for all Googlers, including our named executive officers other than Larry, Sergey, and Eric, by at least 10%.

Pay-for-Performance and Variable Pay

We also grant variable pay to Googlers in the form of annual cash bonuses and equity awards based on performance.

For our named executive officers, we assess performance for purposes of determining annual cash bonuses and equity awards in two ways: (1) a qualitative individual performance appraisal and (2) a quantitative evaluation of Google’s company-wide financial performance.

Role of Individual Performance

At the beginning of each year, we set company-wide operational, strategic, and financial goals. These company-wide goals constitute the quantitative component of our performance assessment (see “Role of Company Performance” below for further details) and also serve as the foundation for the personal goals set by each Googler (in partnership with their manager). Managers review the performance of Googlers against these goals annually.

Among our named executive officers, several adopted our 2011 company goals as their own personal goals for the year, agreeing to the specifics with our CEO (Eric, at the time) in the first quarter of 2011. Personal performance goals for our named executive officers included measures such as:

•	Management of organizational change

•	Velocity and effectiveness of decision-making

•	Support of specific Google-wide initiatives

•	Adoption and growth of specific products

During the first quarter of 2012, our current CEO (Larry) assessed each named executive officer’s performance against such officer’s 2011 goals. Larry provided the LDC Committee with a performance appraisal for each named executive officer, which included an individual performance rating.

It is important to note that this process was subjective and qualitative. Our current CEO and the LDC Committee did not measure performance against a predefined “scorecard,” giving fixed weights to specific individual goals or performance criteria. Instead, they considered a complete picture of what the named executive officer accomplished in 2011—both an assessment of the last 12 months of execution and an evaluation of the foundations laid for the future.

The results of the performance appraisal were responsible for 50% of each named executive officer’s bonus payout through an individual multiplier (the other 50% is based on company performance against the company-wide performance goals). See Section 4 for a full discussion of the individual multiplier and how it impacts our executive bonus calculations. The LDC Committee also uses these appraisals in considering how much equity to grant each named executive officer.

This performance appraisal process applies to Patrick, Nikesh, and David. Larry and Sergey’s performance was not measured against formal performance goals as they do not receive any cash or equity compensation, other than $1 per year. Eric’s 2011 performance goals were set by the LDC Committee and subsequently reviewed and their performance measured by the LDC Committee.

Role of Company Performance

The LDC Committee holds the executive management team, including our named executive officers, collectively accountable for Google’s company-wide financial performance and bases a portion of their cash bonuses on such performance.

In 2011, company performance was responsible for 50% of each named executive officer’s bonus payout (the other 50% was based on individual performance as described above). Note that the LDC Committee also considers the company’s financial performance in considering how much equity to grant each named executive officer.

In early 2011, our CEO (Eric, at the time) worked with our internal compensation team and the LDC Committee to set company performance goals for our executive management team, including our named executive officers. These goals were based on non-GAAP operating margin and revenues (reported in accordance with U.S. generally accepted accounting principles (GAAP) in our consolidated financial statements):

•	2011 non-GAAP operating margin target of 36.8%

•	2011 revenues target of $36.36 billion

Non-GAAP operating margin is the ratio of non-GAAP operating income to revenues. We define 2011 non-GAAP operating income as operating income ($11.74 billion as reported in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011) plus expenses related to stock-based compensation ($1.97 billion as reported in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011) and a one-time charge related to resolving a Department of Justice investigation into the use of Google advertising by certain advertisers ($500 million as reported in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2011).

Our 2011 revenues were $37.91 billion (as reported in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011) and the 2011 non-GAAP operating margin as calculated above was 37.5%. These were above-target results, yielding a company multiplier of 167% for each of our named executive officers eligible to receive a plan-based annual bonus. See Section 4 for a full discussion of the company multiplier and how it impacts our executive bonus calculations.

In Sections 3 and 4, we describe our named executive officer compensation levels and pay mix in detail.

Section 3—Determining Competitive Levels of Pay

For our named executive officers, we consider other potential opportunities available in the market and benchmark our compensation against those opportunities. Relative to these benchmarks, we set named executive officer compensation for 2011 at the levels below:

Element of Compensation	Percentile of Market
Base Salary	90th
Target Total Cash	90th to 95th
Target Equity	90th to 95th

We use data from a peer group of companies to benchmark pay levels for our named executive officers’ current roles. For salary, cash incentives, and equity compensation information, we analyze the information reported in our peer companies’ SEC filings. When appropriate, we supplement publicly available data with relevant published survey sources, including surveys from Radford and Towers Watson. The LDC Committee does not utilize the services of an outside compensation consultant.

Peer group analysis also informs many of our other compensation policy decisions including equity dilution rates and stock ownership requirements.

In 2011, we considered peers to be companies that met at least three of the following criteria:

•	High-technology or media company

•	Key talent competitor (e.g., Microsoft, Yahoo!, Amazon.com, eBay)

•	High-growth, with a minimum of 50% of Google’s revenues and / or headcount growth over the previous two-year period

•	$10 billion or more in annual revenues

•	$50 billion or more in market capitalization

Based on these criteria, the LDC Committee selected the following companies as peer companies for 2011:

Amazon.com, Inc.	Hewlett-Packard Company	Oracle Corporation
Apple Inc.	IBM Corporation	Qualcomm, Inc.
Cisco Systems, Inc.	Intel Corporation	The Walt Disney Company
eBay, Inc.	Microsoft Corporation	Yahoo! Inc.

Note that eBay and Yahoo! did not meet three of our five criteria in 2011. However, we chose to retain them because they met the two most important criteria (they are significant talent competitors and in the high-technology industry). The nature of their businesses is so similar to our own that the LDC Committee determined that including them in the peer group is appropriate.

While peer group analysis provides a benchmark for our named executive officers’ current roles, we also consider job opportunities our named executive officers could take if they were to leave Google. While we have not lost any named executive officers to other companies thus far, we intend to remain competitive with their potential opportunities. Therefore, we also benchmark compensation levels for our named executive officers against:

•	CEO roles at other S&P 100 companies

•	Founder and CEO roles at startups

We review CEO compensation levels and trends across companies in the S&P 100 using SEC filings. Startup compensation benchmarking is done through internal analysis based on publicly available data on startup success rates and published survey data on startup CEO earnings.

Role of Management in Determining Compensation

Each year our CEO and CFO, together with the LDC Committee and our internal compensation team, review our executive compensation practices against our market targets and benchmark data. Our CEO then makes recommendations to the LDC Committee regarding our pay practices for executive officers, other than himself. Any changes to pay practices for our named executive officers must be approved by the LDC Committee before they are made.

Say-on-Pay

At our 2011 Annual Meeting of Stockholders held on June 2, 2011, we submitted two proposals to our stockholders regarding our executive compensation practices.

The first was an advisory vote on the 2010 compensation awarded to our named executive officers (commonly known as a “say-on-pay” vote). Our stockholders approved our 2010 compensation with 97.5% of the shares voted in favor of this proposal.

We believe that the outcome of our say-on-pay vote signals our stockholders’ support of our compensation approach, specifically our efforts to retain and motivate our named executive officers. In light of this stockholder support, the LDC Committee determined not to change its approach to 2011 compensation as described in our 2011 proxy statement. However, even though stockholders demonstrated overwhelming support for our compensation approach in 2011, the LDC Committee annually reevaluates our compensation practices to determine how they might be improved. The LDC Committee approved the following changes to our named executive officer compensation practices for 2012:

•

Biennial equity awards—Beginning in 2012, equity awards to our named executive officers will be made only in even-numbered years. Granting less frequently allows us to incorporate performance over a longer time period into our equity decisions. This reflects our desire for executives to take a long-term view in their decision-making. We expect that future equity awards will also have higher at-grant target values than awards made under our current annual granting practices. As a result of these two changes, we expect awards made to our named executive officers in 2012 to have similar annualized award levels when compared to the awards made in 2011. We acknowledge that biennial equity awards may make it more difficult to communicate intended annualized award levels since we are required to show the at-grant target value of all equity awards. Therefore, we will make it clear when grants are made as part of this new biennial cycle and supplement our required disclosure with the intended annualized award level for each grant.

•

Cliff vesting of equity awards—We have changed the vesting schedule for equity awards made to our named executive officers (beginning in 2012) to increase the amount of unvested equity they hold at any given time. Instead of vesting 1/48th each month over four years after an initial cliff (our vesting schedule in 2011 for equity awards to named executive officers), these awards will have four-year cliff vesting (i.e., 100% of the award will vest after four years).

•

Increased stock ownership requirements—Beginning in 2012, our requirements will be as follows: (i) our founders, CEO, and Executive Chairman shall each own at least 20,000 shares of Google stock (increased from 7,500); (ii) each Senior Vice President shall own at least 5,500 shares of Google stock (increased from 2,000); and (iii) each director shall own at least 500 shares of Google stock (no change).

The LDC Committee will continue to consider the outcome of say-on-pay votes when making future compensation decisions for our named executive officers.

The second proposal was a vote on the frequency of future stockholder advisory votes regarding compensation awarded to named executive officers (commonly known as a “say-when-on-pay” vote). The frequency of once every three years received the highest number of votes cast, as well as a majority of the votes cast. Based on these results, our board of directors determined that we will hold our next say-on-pay votes at the 2014 and 2017 Annual Meetings. We will hold the next say-when-on-pay vote at the 2017 Annual Meeting.

Section 4—Pay Mix, Magnitude, and Leverage

Pay Mix

Our executive officers receive the majority of their pay from performance-based elements like cash bonuses and equity awards. This is supported by market benchmarks and reflects their more direct impact on Google’s overall performance.

In 2011, our named executive officers, other than Larry and Sergey, received 96%-99% of their total actual compensation from performance-based elements. The table below shows further 2011 pay mix details for Eric, Larry, and our other named executive officers, other than Sergey. For purposes of the table below, target compensation for 2011 includes base salary, target bonus, and the fair value of equity awards made in 2011. Actual compensation for 2011 includes base salary, the 2011 actual bonuses approved by the LDC Committee, and the fair value of equity awards made in 2011. Neither target compensation nor actual compensation for 2011 includes any other compensation disclosed in the “All Other Compensation” column of our Summary Compensation Table on page 45 of this proxy statement.

2011 Target Compensation

	Pay Mix (as percentage of total compensation)
Element of Compensation	Chief Executive Officer (Larry)	Executive Chairman	Other Named Executive Officers
Base Salary	100%	1%	3% - 4%
Target Bonus	0	5%	8% - 10%
Equity	0	94%	87% - 90%

2011 Actual Compensation

	Pay Mix (as percentage of total compensation)
Element of Compensation	Chief Executive Officer (Larry)	Executive Chairman	Other Named Executive Officers
Base Salary	100%	1%	3% - 4%
Target Bonus	0	6%	12% - 16%
Equity	0	93%	80% - 85%

Base Pay

We set base salaries for our named executive officers based on their responsibilities and the trends we observe in the market (see Section 3, Determining Competitive Levels of Pay for further details). We review base salaries at least once a year and adjust them as needed to reflect changes in these areas.

In 2004, Larry, Sergey, and Eric asked that their base salaries each be reduced to $1 per year. Since 2005, the LDC Committee has offered them market-competitive salaries at the beginning of each year, which they would decline. In 2011, Larry and Sergey once again declined our salary offer and continued to receive base salaries of $1. We also offered Eric a base salary of $1.25 million due to his new role as Executive Chairman. He accepted this change, which became effective as of April 4, 2011.

To set 2011 salaries for our other named executive officers, our CEO (Eric at the time) reviewed our market benchmarks with Larry and Sergey and made a recommendation to the LDC Committee for its review and final approval. In light of increasing talent competition and as part of our company-wide salary increases, we decided to increase base salaries for our named executive officers, other than Larry, Sergey, and Eric, to $650,000 (from $500,000) effective January 1, 2011.

While we often differentiate Googlers’ salaries by role and by individual (based on performance, etc.), we pay each of our named executive officers the same base salary. Since we intend for variable pay to represent a much larger portion of total compensation for our named executive officers, other than Larry and Sergey, we instead differentiate their pay using cash bonuses and equity awards.

Cash Incentives

Our executive bonus plan provides an annual cash bonus to our named executive officers based on both individual and company performance.

All of our named executive officers, other than Larry and Sergey, participated in the executive bonus plan in 2011. Since 2004, the LDC Committee has offered Larry and Sergey the opportunity to participate in the executive bonus plan, but they have declined to do so. Note that while Eric also declined to participate in the plan in prior years, he elected to participate in 2011 upon becoming our Executive Chairman.

For the 2011 fiscal year, we calculated bonuses under the executive bonus plan using the following formula:

In 2011, the bonus target for each participating named executive officer, other than Eric, was 250% of base salary. Eric’s bonus target was set at 400% of base salary.

The individual multiplier is based on each named executive officer’s individual performance as determined by the LDC Committee according to the “Role of Individual Performance” process described in Section 2. Individual performance that meets expectations results in a 100% multiplier.

The company multiplier is based on pre-established financial objectives as described in the “Role of Company Performance” process in Section 2. The company multiplier is the same for each named executive officer. Company performance that meets expectations results in a 100% multiplier.

The company multiplier can range from 0% to a maximum of 300% depending on performance against our pre-established financial objectives. To achieve a maximum company multiplier of 300% in 2011, Google’s financial performance must have met or exceeded the following financial goals:

•	2011 non-GAAP operating margin of 42.8% (vs. 37.5% actual non-GAAP operating margin in 2011); and

•	2011 revenues of $42.16 billion (vs. $37.91 billion actual revenues in 2011)

In 2011, the Company Multiplier was 167%, as discussed in Section 2.

If individual and company performance had both met expectations, then bonuses for Patrick, Nikesh, and David would have been 250% of their salary and Eric’s bonus would have been 400% of his salary.

Actual bonus payouts can range from zero to a maximum of $4.5 million for named executive officers, other than Eric, who participate in the executive bonus plan. Given Eric’s higher salary and bonus target, his bonus payout under the executive bonus plan can range from zero to maximum of $6.0 million.

Once the LDC Committee finalizes performance goals for our named executive officers, it does not have the power to modify them. However, the LDC Committee has the ability to reduce or eliminate any payout under the executive bonus plan. The LDC Committee may also pay discretionary bonuses to recognize performance not measured under the executive bonus plan. In 2011, the LDC Committee did not authorize any such bonuses to our named executive officers.

	Executive Bonus Plan and Discretionary Cash Bonus
Named Executive Officer	Formula Executive Bonus Plan ($)	Bonus ($)	Total Executive Bonus Plan & Other Cash ($)
Larry Page	—	—	—
Sergey Brin	—	—	—
Eric E. Schmidt	6,000,000	—	6,000,000
Patrick Pichette	3,000,000	—	3,000,000
Nikesh Arora	3,000,000	—	3,000,000
David C. Drummond	3,000,000	—	3,000,000

Equity

Under our 2004 Stock Plan, the LDC Committee can grant stock options, GSUs, restricted stock, and other equity awards to Googlers, including our named executive officers. Such equity awards generally have a vesting period of at least 48 months.

In April 2011, the LDC Committee granted equity awards to each of our named executive officers, other than Larry, Sergey, and Eric. All equity awards were reviewed and approved by the LDC Committee in accordance with the “Benchmarking Methodology” described in Section 3.

Separately, the LDC Committee granted equity awards with a target value of $100.0 million to Eric in connection with the management changes we announced on January 20, 2011. This was the first equity award granted to Eric since 2001. The magnitude of Eric’s equity award was determined based on market benchmarks for his new role as Executive Chairman and in recognition of his past service as CEO.

The equity awards granted to named executive officers in 2011 consisted of a mix of stock options and GSUs, in the ratio of two stock options for each GSU. This mix provides our named executive officers with upside opportunity balanced with a reliable level of earnings. These equity awards were intended to be annual in nature.

Name	Target Value of Equity Awards Granted (in millions) ($)	Number of Options Granted (#)	Number of GSUs Granted (#)
Larry Page	—	—	—
Sergey Brin	—	—	—
Eric E. Schmidt(1)	100.0	181,840	90,920
Patrick Pichette(2)	15.0	29,288	14,644
Nikesh Arora(2)	20.0	39,050	19,525
David C. Drummond(2)	15.0	29,288	14,644

(1)

Eric received his equity awards on February 2, 2011 (the first Wednesday of the month following the date on which the LDC Committee approved the grant). The exact number of stock options comprising the equity award was calculated by dividing the target option grant value (which is equal to 4/9ths of the target dollar value of the equity award granted) by 40% of the closing price of our Class A common stock on February 1, 2011, which was $611.04. The exact number of GSUs comprising the equity award was calculated by dividing the target GSU grant value (which is equal to 5/9ths of the target dollar value of the equity award granted) by the closing price of our Class A common stock on February 1, 2011. See the Summary Compensation Table on page 45 of this proxy statement for the aggregate grant date fair value of each of option and GSU grant, computed in accordance with FASB ASC Topic 718. All equity awards are rounded up to the nearest whole share. Shares subject to the options vest as follows: (i) 1/4th of shares shall vest 12 months after the grant date, and (ii) 1/48th of shares shall vest each month thereafter until the option is fully vested, subject to continued employment with Google through the applicable vesting dates. The GSUs vest as follows: 1/4th of GSUs shall vest 12 months after the grant date, and (ii) 1/16th of GSUs shall vest each quarter thereafter until all GSUs are fully vested, subject to continued employment with Google through the applicable vesting dates.

(2)

Consistent with our standard equity granting practice, stock options and GSUs were granted on April 6, 2011 (the first Wednesday of the month following the date on which the LDC Committee approved the grants). The exact number of stock options comprising the equity award was calculated by dividing the target option grant value (which is equal to 4/9ths of the target dollar value of the equity award granted) by 40% of the closing price of our Class A common stock on April 5, 2011, which was $569.09. The exact number of GSUs comprising the equity award was calculated by dividing the target GSU grant value (which is equal to 5/9ths of the target dollar value of the equity award granted) by the closing price of our Class A common stock on April 5, 2011. See the Summary Compensation Table on page 45 of this proxy statement for the aggregate grant date fair value of each option and GSU grant, computed in accordance with FASB ASC Topic 718. All equity awards are rounded up to the nearest whole share. Beginning nine months after the date of grant, 1/48th of GSUs or shares subject to the options shall vest each month until the equity award is fully vested, subject to continued employment with Google through the applicable vesting dates.

Larry and Sergey did not hold any stock options, GSUs or other contingent stock rights at the end of 2011. They requested not to be considered for additional equity awards in 2011. The LDC Committee will continue to review their compensation on an ongoing basis and may recommend future equity awards.

Section 5—Other Compensation Information

The first four sections of this CD&A were intended to describe how we think about compensation and how that affects our pay practices. Other compensation-related details that may be important considerations for our investors are discussed below.

Risk Considerations

The LDC Committee has reviewed our compensation programs for employees generally and has concluded that these programs do not create risks that are reasonably likely to have a material adverse effect on the company.

The LDC Committee believes that the design of our annual cash and long-term equity incentives provides an effective and appropriate mix of incentives to help ensure that our performance is focused on long-term stockholder value creation and does not encourage the taking of short-term risks at the expense of long-term results. In general, bonus opportunities for our employees are capped, and we have discretion to reduce bonus payments (or pay no bonus) based on any factor that we determine to be appropriate in the circumstances. As with the compensation of our named executive officers, a substantial portion of the compensation for employees generally is delivered in the form of equity awards that help further align the interests of employees with those of stockholders.

The LDC Committee believes that the following risk oversight and compensation design features safeguard against excessive risk-taking:

•

The board of directors as a whole has responsibility for risk oversight. The board regularly reviews certain areas of focus of the relevant board committees. The committees regularly report on their deliberations to the board. In addition, the board reviews the strategic, financial, and execution risks and exposures associated with the financial, operational, and capital decisions that serve as inputs to our compensation programs (see page 16 of this proxy statement for additional information about the role of the board of directors in the risk oversight process).

•

As described above, the majority of compensation provided to our named executive officers is performance-based. Our named executive officers are motivated to carefully assess risks in order to protect their compensation expectations.

•

Through discussions with our CEO, the LDC Committee gains valuable insight regarding a reasonable range of future company performance expectations. We incorporate this information in the design of the funding structure of our executive bonus plan.

•

In order to ensure a long-term focus by management, we mitigate the incentive provided by our annual bonus program. While the performance-based cash bonuses under our executive bonus plan are based on the achievement of annual target goals, the amount of such bonuses are based on a percentage of base salary, capped under the executive bonus plan, and represent a small percentage of the executives’ overall total compensation opportunities assuming target performance.

•	The LDC Committee has negative discretion under the executive bonus plan to reduce bonus payments based on individual performance.

•	Given that a high percentage of our overall pay mix for named executive officers is equity-based:

¡

We design our executive bonus plan to ensure our named executive officers remain focused on financial performance metrics that drive long-term stockholder value, such as revenues and non-GAAP operating margin. At the same time, our use of equity awards subject to vesting conditions mitigates the potential for decisions that in isolation benefit short-term results but that may not be consistent with our long-term interests.

¡	Equity awards typically vest over a four-year vesting period to ensure our named executive officers have significant value tied to long-term stock price performance.

¡

Our named executive officers are subject to stock ownership requirements, as detailed below. This ensures that each named executive officer will hold a significant amount of our equity to further align their interests with those of our stockholders over the long term.

¡

We prohibit all speculative and hedging transactions involving our securities, as described more fully below. As a result, our executive officers cannot insulate themselves from the effects of poor Google stock price performance.

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We have internal controls over financial reporting, and the measurement and calculation of compensation goals, and other financial, operational, and compliance policies and practices that are designed to keep our compensation programs from being susceptible to manipulation by any employee, including our named executive officers.

Timing of Equity Award Grants

Pursuant to a policy adopted by the LDC Committee in 2005, the effective grant date for all ongoing equity awards to executive officers, members of our board of directors, and non-employee advisors is the first Wednesday of the month following the date on which the LDC Committee approves the target dollar value of the equity award, unless otherwise specified by our board of directors or the LDC Committee.

All stock option awards to named executive officers are granted with an exercise price equal to or above the fair market value of the underlying stock on the date of grant. The LDC Committee does not grant equity compensation awards in anticipation of the release of material nonpublic information. Similarly, we do not time the release of material nonpublic information based on equity award grant dates.

Stock Ownership Requirements

To align our named executive officers’ and directors’ interests with those of our stockholders, the board of directors has instituted stock ownership requirements under our Corporate Governance Guidelines.

In March 2012 the LDC Committee recommended, and in April 2012, our board of directors approved increasing our requirements as follows: (i) our founders, CEO, and Executive Chairman shall each own at least 20,000 shares of Google stock (increased from 7,500); (ii) each Senior Vice President shall own at least 5,500 shares of Google stock (increased from 2,000); and (iii) each director shall own at least 500 shares of Google stock (no change). Our executive officers have five years from the date of approval of these requirements to meet these ownership requirements. As requirements for our directors have not changed, each director will continue to have two years from the time they become a director to meet these ownership requirements.

All of our named executive officers and directors met the applicable minimum stock ownership requirements as of December 31, 2011.

Transactions in Company Securities

We have an insider trading policy, which among other things prohibits employees, officers, and directors from engaging in any speculative or hedging transactions in our securities. Hedging transactions such as puts, calls, collars, swaps, forward sale contracts, exchange funds, and similar arrangements or instruments designed to hedge or offset decreases in the market value of Google’s securities are prohibited. No employee, including named executive officers, or director may engage in short sales of Google securities, hold Google securities in a margin account, or pledge Google securities as collateral for a loan.

Post-Employment and Change in Control Payments

We have no agreements with any of our named executive officers that provide for additional or accelerated compensation upon termination of the executive’s employment or a change in control of Google, except as set forth below.

Upon a change in control of Google and, unless our board of directors or LDC Committee determines otherwise, if the successor corporation refuses to assume or substitute the equity awards held by our employees, including our named executive officers, all unvested options and unvested GSUs will fully vest.

The table below shows our estimates of the amount of the benefit each of our named executive officers would have received if the unvested options and unvested GSUs held by each of them as of December 31, 2011 had become fully vested as a result of a change in control. The estimated benefit amount of unvested options was calculated by multiplying the number of unvested options held by the applicable named executive officer by the difference between the closing price of our Class A common stock on December 30, 2011 (last trading day in 2011), which was $645.90, and the exercise price of the option. The estimated benefit amount does not take into account any premium from our Transferable Stock Option (TSO) program. The estimated benefit amount of unvested GSUs was calculated by multiplying the number of unvested GSUs by the closing price of our Class A common stock on December 30, 2011, which was $645.90.

Name	Number of Unvested Options at December 31, 2011 (#)	Estimated Benefit of Unvested Options at December 31, 2011 ($)	Number of Unvested GSUs at December 31, 2011 (#)	Estimated Benefit of Unvested GSUs at December 31, 2011 ($)	Total Estimated Benefit ($)
Larry Page	—	—	—	—	—
Sergey Brin	—	—	—	—	—
Eric E. Schmidt	181,840	6,164,376	90,920	58,725,228	64,889,604
Patrick Pichette	85,249	13,085,412	41,699	26,933,384	40,018,796
Nikesh Arora	83,255	9,930,305	52,835	34,126,127	44,056,432
David C. Drummond	49,331	6,833,122	23,729	15,326,561	22,159,683

Deductibility of Executive Compensation

Section 162(m) may preclude us from deducting certain non-performance-based compensation in excess of $1,000,000 per year to our named executive officers. We expect the payments made pursuant to our executive bonus plan for the 2011 fiscal year to be eligible for deduction; however, we may pay our named executive officers amounts that are not deductible on account of Section 162(m).

Perquisites and Other Benefits

Like all Googlers, our named executive officers are eligible to participate in various employee benefit plans, including medical, dental, and vision care plans, flexible spending accounts for health and dependent care, life, accidental death and dismemberment, and disability insurance, employee assistance programs (e.g., confidential counseling), and paid time off. As with our other employees, we also paid life insurance premiums for the benefit of our named executive officers, other than Larry and Sergey.

In addition, we maintain a tax qualified 401(k) retirement savings plan that contains both a pre-tax and an after-tax Roth savings feature for the benefit of eligible employees, including our named executive officers. In 2011, we provided a company match equal to the greater of 100% of contributions up to $3,000, or 50% of the maximum contribution under the Code in 2011 ($16,500) for a match of $8,250, per employee, which our named executive officers, other than Larry and Sergey also received. Our company match is fully vested at the time of contribution. Participants are not taxed on their pre-tax contributions or earnings on those contributions until distribution, but pre-tax contributions and all company matching contributions are deductible by us when made. Participants are taxed on their after-tax Roth contributions, and after-tax Roth contributions and all company matching contributions are deductible by us when made.

We do not provide any tax gross-ups for our named executive officers except for gross-ups on relocation benefits, which are generally available to most Googlers for assignments requested and initiated by Google.

In 2011, we paid for personal security and amounts related to the personal use of non-commercial aircraft for Eric.

We regularly review the perquisites that named executive officers receive.

Deferred Compensation Plan

We maintain a non-qualified deferred compensation plan for most of our U.S.-based employees. Patrick, our CFO, is not eligible to participate in the deferred compensation plan. The deferred compensation plan allows participants to defer a specified percentage (up to 100%) of their bonus for a period of three, four, or five years, subject to certain exceptions. The deferred compensation plan is unfunded and unsecured, and participation is voluntary. We do not contribute to the deferred compensation plan.

In 2011, Eric was the only named executive officer to defer a portion of his bonus under this plan. See the Non-Qualified Deferred Compensation table on page 49 of this proxy statement for further information regarding Eric’s bonus deferral.

No Additional Executive Benefit Plans

Since we do not generally differentiate the benefits we offer our named executive officers from the benefits we offer our other employees, we do not maintain any benefit plans that cover only one or more of our named executive officers. We also do not maintain any executive retirement programs such as executive pension plans or supplemental executive retirement plans.

Leadership Development and Compensation Committee Report

The LDC Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on its review and discussions with management, the LDC Committee recommended to our board of directors that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K for 2011 and this proxy statement.

LEADERSHIP DEVELOPMENT AND COMPENSATION COMMITTEE

Paul S. Otellini, Chair

L. John Doerr

Summary Compensation Table

The following table sets forth information regarding the compensation paid to, or earned by, our named executive officers for the fiscal year ended December 31, 2011.

Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)	Stock Awards(3) ($)	Option Awards(4) ($)		Non-Equity Incentive Plan Compensation ($)	All Other Compensation(5) ($)		Total ($)
Larry Page(6)	2011	1	—	—	—		—	—		1
Chief Executive Officer	2010	1	1,785	—	—		—	—		1,786
	2009	1	1,729	—	—		—	—		1,730

Sergey Brin	2011	1	—	—	—		—	—		1
Co-Founder	2010	1	1,785	—	—		—	—		1,786
	2009	1	1,660	—	—		—	—		1,661

Eric E. Schmidt(7)	2011	937,500	—	55,643,040	38,136,040		6,000,000	263,682	(8)	100,980,262
Executive Chairman of the Board of Directors; Former Chief Executive Officer	2010	1	1,785	—	—		—	311,433	(9)	313,219
	2009	1	1,660	—	—		—	243,661	(10)	245,322

Patrick Pichette	2011	650,000	—	8,408,292	6,238,440		3,000,000	10,238		18,306,970
Senior Vice President and Chief Financial Officer	2010	492,115	1,875	11,284,178	8,118,775		2,700,000	10,209		22,607,152
	2009	450,000	501,738	10,887,291	10,815,604	(11)	2,022,300	9,810		24,686,743

Nikesh Arora	2011	650,000	—	11,210,865	8,317,778		3,000,000	8,910		23,187,553
Senior Vice President and Chief Business Officer	2010	492,115	1,875	11,284,178	8,118,775		2,700,000	9,925		22,606,868
	2009	450,000	1,738	15,730,752	6,445,584	(12)	3,213,000	478,611	(13)	26,319,685

David C. Drummond	2011	650,000	—	8,408,292	6,238,440		3,000,000	9,240		18,305,972
Senior Vice President, Corporate Development, Chief Legal Officer and Secretary

(1)	Salaries reflect amounts earned by the named executive officers in the relevant fiscal year. Includes amounts deferred pursuant to Section 401(k) of Code and the Deferred Compensation Plan.
(2)	The amounts in the bonus column consist of the holiday bonus for 2009 and 2010, which generally represented $1,000 net of tax withholding for each employee, and Patrick’s 2009 sign-on bonus.
(3)

Amounts reflect the aggregate grant date fair value of stock awards computed in accordance with FASB ASC Topic 718 and are not necessarily an indication of which named executive officers received the most gains from previously granted equity awards. The grant date fair value of each GSU award is measured based on the closing price of our Class A common stock on the date of grant.

(4)

Amounts reflect the aggregate grant date fair value of option awards as well as any modification charge computed in accordance with FASB ASC Topic 718 and are not necessarily an indication of which named executive officers received the most gains from previously granted equity awards. The fair value of each option grant is estimated based on the fair market value on the date of grant and using the Black-Scholes-Merton option pricing model. For a more detailed discussion on the valuation model and assumptions used to calculate the fair value of our options, refer to notes 1 and 13 to the consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 filed on January 26, 2012.

(5)

All other compensation consists of Google’s 401(k) company match of up to $8,250, life insurance premiums paid by Google for the benefit of the named executive officer, and the market value of a holiday gift given to each employee, net of tax withholding, unless otherwise noted.

(6)	Larry became our Chief Executive Officer effective April 4, 2011. He continues to receive $1 in base salary and does not participate in the executive bonus plan or our equity programs.
(7)

Eric transitioned from his previous role as Chief Executive Officer to became the Executive Chairman of the Board of Directors effective April 4, 2011. In connection with this change, Eric was granted equity awards with a target value of $100 million; the grant date fair value of the equity awards as reported in this table was

$93,779,080. Additionally, as of April 4, 2011, his annual base salary was increased from $1 to $1,250,000, with a target bonus of 400% of his annual base salary.
(8)

Consists of $235,967 for personal security and approximately $17,500 paid by Google on Eric’s behalf for costs related to aircraft chartered for Google business on which family and friends flew in 2011.

(9)

Consists of $268,012 for personal security and approximately $43,421 paid by Google on Eric’s behalf for costs related to aircraft chartered for Google business on which family and friends flew in 2010.

(10)

Consists of $233,542 for personal security and approximately $10,119 paid by Google on Eric’s behalf for costs related to aircraft chartered for Google business on which family and friends flew in 2009.

(11)

Reflects $10,178,481 in options granted for 2009 and $637,123 in exchanged options. On March 9, 2009, we completed our option exchange offer. This program allowed our employees, including our named executive officers, other than Larry, Sergey, and Eric, to exchange eligible options with an exercise price greater than $308.57 per share, on a one-for-one basis for replacement options. The exercise price per share of each replacement option was equal to $308.57, the closing price of our stock on March 6, 2009. Replacement options have a new vesting schedule determined by adding 12 months to each vesting date under the eligible options’ current vesting schedule. In addition, replacement options vested no sooner than six months after our option exchange offer closed.

(12)	Reflects $4,616,463 in options granted for 2009 and $1,829,121 in exchanged options pursuant to our option exchange offer.
(13)

Consists primarily of $465,000 to offset certain qualifying relocation expenses (e.g., temporary housing, new home closing costs), pursuant to our North American Officer Relocation Policy and $8,250 as Google’s 401(k) company match.

Grants of Plan-Based Awards in 2011

The following table provides information regarding the amount of awards under our executive bonus plan and equity awards granted in 2011 for each of the named executive officers.

Name	Grant Date					Equity Grants(2)
						All Other Stock Awards: Number of Share of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)
			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)
		Date LDC Committee Approved Equity Awards	Threshold ($)	Target ($)	Maximum ($)
Larry Page	—	—	—	—	—	—	—	—	—
Sergey Brin	—	—	—	—	—	—	—	—	—
Eric E. Schmidt	—	—	—	5,000,000	6,000,000	—	—	—	—
	2/2/2011	1/21/2011	—	—	—	—	181,840	612.00	38,136,040
	2/2/2011	1/21/2011	—	—	—	90,920	—	—	55,643,040
Patrick Pichette	—	—	—	1,625,000	4,500,000	—	—	—	—
	4/6/2011	3/7/2011	—	—	—	—	29,288	574.18	6,238,440
	4/6/2011	3/7/2011	—	—	—	14,644	—	—	8,408,292
Nikesh Arora	—	—	—	1,625,000	4,500,000	—	—	—	—
	4/6/2011	3/7/2011	—	—	—	—	39,050	574.18	8,317,778
	4/6/2011	3/7/2011	—	—	—	19,525	—	—	11,210,865
David C. Drummond	—	—	—	1,625,000	4,500,000	—	—	—	—
	4/6/2011	3/7/2011	—	—	—	—	29,288	574.18	6,238,440
	4/6/2011	3/7/2011	—	—	—	14,644	—	—	8,408,292

(1)

The target incentive amounts shown in this column reflect our annual incentive plan awards provided under our executive bonus plan and represent the target awards pre-established as a percentage of salary. The maximum amount is the greatest payout that can be made if the pre-established maximum performance level is met or exceeded. Actual 2011 executive bonus plan payouts are reflected in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

(2)

Stock awards (GSUs) and option awards (options to purchase shares of our Class A common stock) are shown at their aggregate grant date fair value, as well as any modification charge in accordance with FASB ASC Topic 718. The fair value of each option grant is estimated based on the fair market value on the date of grant and using the Black-Scholes-Merton option pricing model. The fair value of each GSU award is measured based on the closing price of our Class A common stock on the date of grant. For a more detailed discussion on the valuation model and assumptions used to calculate the fair value of our options, refer to notes 1 and 13 to the consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 filed on January 26, 2012.

Description of Plan-Based Awards

All options and GSUs granted to the named executive officers in fiscal year 2011 were granted under the 2004 Stock Plan and are governed by the terms and conditions of the 2004 Stock Plan and the applicable award agreements. See the discussion beginning on page 39 of this proxy statement and footnotes 2-5 to the Outstanding Equity Awards at 2011 Fiscal Year-End table below for further information about these options and GSUs.

Outstanding Equity Awards at 2011 Fiscal Year-End

The following table provides information on the current holdings of stock options and unvested GSUs by our named executive officers at December 31, 2011.

Name	Grant Date		Option Awards				Stock Awards
			Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1) ($)
Larry Page	—		—	—	—	—	—	—
Sergey Brin	—		—	—	—	—	—	—
Eric E. Schmidt	2/2/2011	(2)	—	181,840	612.00	2/2/2021	—	—
	2/2/2011	(3)	—	—	—	—	90,920	58,725,228
Patrick Pichette	4/6/2011	(4)	—	29,288	574.18	4/6/2021	—	—
	4/6/2011	(5)	—	—	—	—	14,644	9,458,560
	12/1/2010	(2)	9,997	29,993	564.35	12/1/2020	—	—
	12/1/2010	(3)	—	—	—	—	14,997	9,686,562
	3/9/2009	(6)(7)	—	4,631	308.57	8/6/2018	—	—
	3/4/2009	(2)	—	21,337	318.92	3/4/2019	—	—
	3/4/2009	(3)	—	—	—	—	10,669	6,891,107
	8/6/2008	(8)	—	—	—	—	1,389	897,155
Nikesh Arora	4/6/2011	(4)	—	39,050	574.18	4/6/2021	—	—
	4/6/2011	(5)	—	—	—	—	19,525	12,611,198
	12/1/2010	(2)	9,997	29,993	564.35	12/1/2020	—	—
	12/1/2010	(3)	—	—	—	—	14,997	9,686,562
	4/15/2009	(3)	—	—	—	—	10,166	6,566,219
	3/9/2009	(6)(9)	1,458	2,084	308.57	10/5/2017	—	—
	3/9/2009	(6)(10)	1,021	1,459	308.57	10/5/2017	—	—
	3/9/2009	(6)(11)	2,250	—	308.57	11/22/2016	—	—
	3/9/2009	(6)(11)	2,100	—	308.57	5/17/2016	—	—
	3/4/2009	(2)	4,979	10,669	318.92	3/4/2019	—	—
	3/4/2009	(3)	—	—	—	—	5,335	3,445,877
	3/5/2008	(3)	—	—	—	—	2,812	1,816,271
David C. Drummond	4/6/2011	(4)	—	29,288	574.18	4/6/2021	—	—
	4/6/2011	(5)	—	—	—	—	14,644	9,458,560
	12/1/2010	(2)	2,499	7,499	564.35	12/1/2020	—	—
	12/1/2010	(3)	—	—	—	—	3,750	2,422,125
	3/9/2009	(6)(12)	28,125	1,875	308.57	3/1/2017	—	—
	3/4/2009	(2)	23,469	10,669	318.92	3/4/2019	—	—
	3/4/2009	(3)	—	—	—	—	5,335	3,445,877

(1)

The market value of unvested GSUs is calculated by multiplying the number of unvested GSUs held by the applicable named executive officer by the closing price of our Class A common stock on December 30, 2011 (last trading day in 2011), which was $645.90.

(2)

Shares subject to this option began vesting as follows: (i) 1/4th of shares shall vest 12 months after the grant date, and (ii) 1/48th of shares shall vest each month thereafter until the option is fully vested, subject to continued employment with Google through the applicable vesting dates.

(3)

These GSUs began vesting as follows: (i) 1/4th of GSUs shall vest 12 months after the grant date, and (ii) 1/16th of GSUs shall vest each quarter thereafter until all GSUs are fully vested, subject to continued employment with Google through the applicable vesting dates.

(4)

Shares subject to this option began vesting on January 6, 2012 (vesting commencement date) as follows: (i) 1/48th of shares shall vest on the vesting commencement date, and (ii) 1/48th of shares shall vest each month thereafter until the option is fully vested, subject to continued employment with Google through the applicable vesting dates.

(5)

These GSUs began vesting on January 6, 2012 (vesting commencement date) as follows: (i) 1/48th of GSUs shall vest on the vesting commencement date, and (ii) 1/48th of GSUs shall vest each month thereafter until all GSUs are fully vested, subject to continued employment with Google through the applicable vesting dates.

(6)

On March 9, 2009, we completed our option exchange offer. Patrick, Nikesh, and David exchanged all of their eligible options for replacement options. Replacement options have a new vesting schedule determined by adding 12 months to each vesting date from the original options’ vesting schedule. In addition, replacement options vested no sooner than six months after the option exchange offer closed. The exercise price per share of each replacement option is $308.57, the closing price of our Class A common stock on March 6, 2009.

(7)

The vesting schedule of the shares subject to this replacement option is as follows: (i) 1/4th of shares vested on August 1, 2010, and, (ii) 1/48th of shares shall vest each month thereafter until the option is fully vested, subject to continued employment with Google through the applicable vesting dates.

(8)

These GSUs began vesting on August 1, 2008 (vesting commencement date) as follows: 1/4th of GSUs shall vest annually beginning 12 months after the vesting commencement date and thereafter until all shares are fully vested, subject to continued employment with Google through the applicable vesting dates.

(9)

The vesting schedule of the shares subject to this replacement option is as follows: (i) 2,500 shares vested on October 5, 2009, and (ii) 1/48th of the total shares subject to the replacement option shall vest each month thereafter until the option is fully vested, subject to continued employment with Google through the applicable vesting dates.

(10)

The vesting schedule of the shares subject to this replacement option is as follows: (i) 1,750 shares vested on October 5, 2009, and (ii) 1/48th of the total shares subject to the replacement option shall vest each month thereafter until the option is fully vested, subject to continued employment with Google through the applicable vesting dates.

(11)	The shares subject to this replacement option have fully vested as of December 31, 2011.
(12)

The vesting schedule of the shares subject to this replacement option is as follows: (i) 11,250 shares vested on September 9, 2009, and (ii) 1/48th of the total shares subject to the replacement option shall vest on October 1, 2009 and each month thereafter until the option is fully vested, subject to continued employment with Google through the applicable vesting dates.

Option Exercises and Stock Vested in Fiscal 2011

The following table provides information for the named executive officers on stock option exercises and sales of vested stock options under our TSO Program during the year ended December 31, 2011, including the number of shares acquired upon exercise and the value realized, before payment of any applicable withholding tax and broker commissions, and GSUs that vested during the same period.

	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)		Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
Larry Page	—	—		—	—
Sergey Brin	—	—		—	—
Eric E. Schmidt	—	—		—	—
Patrick Pichette	21,500	5,464,515		14,921	8,694,044
Nikesh Arora	7,142	1,899,951	(3)	27,287	15,740,295
David C. Drummond	4,219	2,537,943		6,454	3,753,842

(1)	The value realized on exercise is calculated as the difference between the actual sales price of the shares underlying the options exercised and the applicable exercise price of those options.
(2)	The value realized on vesting is calculated based on the closing sales price of our Class A common stock on NASDAQ on the day before vesting.
(3)

The value realized upon exercise includes a TSO premium of $5,911. The TSO premium is calculated as the difference between (a) the sale price of the TSO, and (b) the intrinsic value of the TSO, which we define as the excess, if any, of the price of our Class A common stock at the time of the sale over the exercise price of the TSO.

Non-Qualified Deferred Compensation

The following table provides information about contributions, earnings, and balances under our non-qualified deferred compensation plan in fiscal year 2011. We do not contribute to the deferred compensation plan, and in fiscal year 2011 there were no withdrawals by or distributions to our named executive officers.

Name	Executive Contributions in 2011(1) ($)	Aggregate Earnings in 2011 ($)	Aggregate Balance at December 31, 2011 ($)
Larry Page	—	—	—
Sergey Brin	—	—	—
Eric E. Schmidt	3,000,000	—	3,000,000	(2)
Patrick Pichette	—	—	—
Nikesh Arora	—	—	—
David C. Drummond	—	—	—

(1)	The amounts reported under Executive Contributions are reported as compensation to such named executive officers in the Summary Compensation Table above.
(2)	Eric elected to contribute 50% of his 2011 bonus, the amount of which was determined and paid in March 2012. Accordingly, there were no earnings in 2011.

Our deferred compensation plan is unfunded and unsecured. Most U.S.-based employees are eligible to participate in the deferred compensation plan. Patrick, our CFO, is not eligible to participate in the deferred compensation plan. The plan allows participants to defer a specified percentage (up to 100%) of their bonus for a period of three, four or five years, subject to certain exceptions. During the deferral period, the deferred amounts are hypothetically or “notionally” invested in one or more investments funds selected by the committee administering the deferred compensation plan. Each participant’s account is adjusted for gains or losses at least annually based on the rate of gain or loss on the assets in each notional investment fund. We do not guarantee any returns on participant contributions. If a participant’s employment terminates, distribution is made in the form of a lump sum following termination.

In 2011, Eric was the only named executive officer to defer a portion of his bonus under this plan.

Potential Payments Upon Termination or Change in Control

We have no agreements with any of our named executive officers that provide for additional or accelerated compensation on the termination of the executive’s employment or a change in control of Google, except as set forth under “Post-Employment and Change in Control Payments” above.

* * * * *

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes our equity compensation plan information as of December 31, 2011. Information is included for equity compensation plans approved by our stockholders and equity compensation plans not approved by our stockholders. We will not grant equity awards in the future under any of the equity compensation plans not approved by our stockholders included in the table below. This table does not include the shares of Class C capital stock that may be issuable pursuant to (1) the Google Inc. 2012 Stock Plan, the approval of which is the subject of Proposal Number 4 of this proxy statement and (2) the Google Inc. 2012 Incentive Compensation Plan for Employees and Consultants of Motorola Mobility, the approval of which is the subject of Proposal Number 5 of this proxy statement.

Plan Category	Class of Common Stock	(a) Common Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted-average Exercise Price of Outstanding Options, Warrants and Rights(1) ($)	(c) Common Shares Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by our stockholders	Class A	18,424,119	(2)	364.93	11,987,240	(3)
Equity compensation plans approved by our stockholders	Class B	143,522	(4)	5.11	—
Equity compensation plans not approved by our stockholders	Class A	54,545	(5)	59.08	—
Total	Class A	18,478,664		363.17	11,987,240
Total	Class B	143,522		5.11	—
Total	Class A and Class B	18,622,186		357.92	11,987,240

(1)

The weighted average exercise price is calculated based solely on the outstanding options. It does not take into account the shares issuable upon vesting of outstanding GSUs, which have no exercise price.

(2)

Consists of options to purchase a total of 9,609,185 shares and GSUs representing the right to acquire 8,814,934 shares of our Class A common stock outstanding under our 2003 Stock Plan, 2003 Stock Plan (No. 3), and 2004 Stock Plan.

(3)

Represents shares of common stock available for issuance under our 2004 Stock Plan. Shares available for issuance under our 2004 Stock Plan can be granted pursuant to stock options, stock appreciation rights, dividend equivalent rights, restricted stock, performance units, performance shares, and any other stock-based award selected by the plan administrator.

(4)	Includes options to purchase shares outstanding under our 1998 Stock Plan, 2000 Stock Plan, and 2003 Stock Plan (No. 2).
(5)

Consists of common shares to be issued upon exercise of outstanding options under the following plans which have been assumed by us in connection with certain of our acquisition transactions: the 1999 Stock Option/Stock Issuance Plan assumed by us in connection with our acquisition of Applied Semantics, Inc. in April 2003, the 2000 Equity Incentive Plan assumed by us in connection with our acquisition of Keyhole, Inc. in October 2004, the 2005 Stock Incentive Plan assumed by us in connection with our acquisition of DoubleClick Inc. in March 2008, and the 2006 Stock Plan assumed by us in connection with our acquisition of AdMob, Inc. in May 2010.

* * * * *

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Principal Accounting Fees and Services

The following table sets forth all fees paid or accrued by us for the audit and other services provided by Ernst & Young LLP during the years ended December 31, 2010 and 2011 (in thousands):

	2010	2011
Audit Fees(1)	$11,880	$12,302
Tax Fees(2)	1,130	1,902
Other Fees(3)	—	88

Total Fees	$13,010	$14,292

(1)

Audit Fees: This category represents fees for professional services provided in connection with the audit of our financial statements, audit of our internal control over financial reporting, review of our quarterly financial statements, and audit services provided in connection with other regulatory or statutory filings for which we have engaged Ernst & Young LLP.

(2)	Tax Fees: This category consists of tax compliance, tax planning, and tax advice, including foreign tax return preparation and requests for rulings or technical advice from tax authorities.
(3)	Other Fees: This category consists of fees for services other than the services reported in audit fees and tax fees.

The Audit Committee considered whether the provision of services other than audit services is compatible with maintaining Ernst & Young LLP’s independence.

Pre-Approval Policies and Procedures

All audit and non-audit services provided by Ernst & Young LLP to us must be pre-approved in advance by our Audit Committee unless the following conditions are met:

•	The service is one of a set of permitted services that the independent auditor is allowed to provide;

•	The total amount of such services is less than or equal to $100,000 during the fiscal year in which the services are provided; and

•	The services must be brought to the attention of the Audit Committee and approved prior to the completion of the annual audit.

All other permitted services must be pre-approved by either the Audit Committee or a delegate of the Audit Committee. If pre-approval is obtained from a delegate of the Audit Committee, the service may be performed, provided that the service is presented to the Audit Committee for approval at the next scheduled meeting.

All services provided to us by Ernst & Young LLP in 2010 and 2011 were pre-approved by the Audit Committee.

* * * * *

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee (Committee) of the board of directors of Google is comprised entirely of independent directors who meet the independence requirements of the Listing Rules of The NASDAQ Stock Market and the Securities and Exchange Commission. The Committee operates pursuant to a charter that is available on the Investor Relations section of our website at http://investor.google.com/corporate/board-committees-audit.html. To view the charter, select “Board Committees” under “Corporate Governance” and then “Audit Committee Charter.”

The Committee oversees Google’s financial reporting process and internal control structure on behalf of the board of directors. Management is responsible for the preparation, presentation, and integrity of the financial statements and the effectiveness of Google’s internal control over financial reporting. Google’s independent auditors are responsible for expressing an opinion as to the conformity of Google’s consolidated financial statements with generally accepted accounting principles and as to the effectiveness of Google’s internal control over financial reporting.

In performing its responsibilities, the Committee has reviewed and discussed with management and the independent auditors the audited consolidated financial statements in Google’s Annual Report on Form 10-K for the year ended December 31, 2011. The Committee has also discussed with the independent auditors matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T.

The Committee received written disclosures and the letter from the independent auditors pursuant to the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Committee concerning independence, and the Committee discussed with the auditors their independence.

Based on the reviews and discussions referred to above, the Committee unanimously recommended to the board of directors that the audited consolidated financial statements be included in Google’s Annual Report on Form 10-K for the year ended December 31, 2011.

AUDIT COMMITTEE

Ann Mather, Chair

Diane B. Greene

K. Ram Shriram

* * * * *

MANAGEMENT PROPOSALS TO BE VOTED ON

PROPOSAL NUMBER 1

ELECTION OF DIRECTORS

Nominees

The Nominating and Corporate Governance Committee recommended, and the board of directors nominated:

•	Larry Page,

•	Sergey Brin,

•	Eric E. Schmidt,

•	L. John Doerr,

•	Diane B. Greene,

•	John L. Hennessy,

•	Ann Mather,

•	Paul S. Otellini,

•	K. Ram Shriram, and

•	Shirley M. Tilghman

as nominees for election as members of our board of directors at the Annual Meeting. At the Annual Meeting, 10 directors will be elected to the board of directors.

Except as set forth below, unless otherwise instructed, the persons appointed in the accompanying form of proxy will vote the proxies received by them for these nominees, who are all presently directors of Google. In the event that any nominee becomes unavailable or unwilling to serve as a member of our board of directors, the proxy holders will vote in their discretion for a substitute nominee. The term of office of each person elected as a director will continue until the next annual meeting or until a successor has been elected and qualified, or until the director’s earlier death, resignation, or removal.

The sections titled “Directors and Executive Officers” and “Director Selection Process and Qualifications” on pages 9-11 and 18-20 of this proxy statement contain more information about the leadership skills and other experiences that caused the Nominating and Corporate Governance Committee and the board of directors to determine that these nominees should serve as directors of Google.

Required Vote

The 10 nominees receiving the highest number of affirmative “FOR” votes shall be elected as directors. Unless marked to the contrary, proxies received will be voted “FOR” these nominees.

Google Recommendation

Our board of directors recommends a vote FOR the election to the board of directors of each of the abovementioned nominees.

* * * * *

PROPOSAL NUMBER 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the board of directors has appointed Ernst & Young LLP as the independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2012. During the fiscal year ended December 31, 2011, Ernst & Young LLP served as our independent registered public accounting firm and also provided certain tax related services. See “Independent Registered Public Accounting Firm” on page 52 of this proxy statement. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of Google and our stockholders. If the appointment is not ratified by our stockholders, the Audit Committee may reconsider whether it should appoint another independent registered public accounting firm. Representatives of Ernst & Young LLP are expected to attend the Annual Meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Required Vote

Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012 requires the affirmative “FOR” vote of the holders of a majority of the voting power of Google’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment of Ernst & Young LLP.

Google Recommendation

Our board of directors recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

* * * * *

PROPOSAL NUMBER 3

APPROVAL OF THE ADOPTION OF

GOOGLE’S FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Summary

Our board of directors, after receiving the unanimous recommendation of the Special Committee, has unanimously determined that it is advisable and in our best interests, and in the best interests of our stockholders (other than the stockholders who will enter into transfer restriction agreements, as to whom no determination is made), to adjust our capital structure by establishing a new class of capital stock and potentially declaring and paying a dividend of one share of this new class of capital stock for each outstanding share of Class A common stock and Class B common stock. This new capital stock, which will be known as Class C capital stock, will be available for use for, among other things, stock-based acquisitions and equity-based employee compensation. As further described below, our board of directors believes that adding the Class C capital stock to our capital structure will, among other things, increase our flexibility in preserving our operational and strategic focus on the long term by providing us with an additional form of stock-based currency for use in connection with future acquisitions and employee incentives. This will allow us to better manage voting dilution as the result of these future equity issuances.

In order to establish the Class C capital stock, it is necessary to amend and restate our certificate of incorporation. Our board of directors has unanimously adopted resolutions approving and declaring advisable, and recommending that our stockholders approve, the adoption of the New Charter. The principal differences between the New Charter and the Existing Charter relate to the creation of the Class C capital stock, of which there will be 3 billion authorized shares. Holders of shares of Class C capital stock will have no voting rights, unless otherwise required by law. In addition, the New Charter increases the number of authorized shares of Class A common stock to 9 billion (from 6 billion) to accommodate the potential conversion of all shares of Class C capital stock into Class A common stock in connection with a liquidation of Google. Assuming that our board of directors declares and pays the Dividend (as defined below), we will be required to reserve a sufficient number of shares of Class A common stock for the mandatory conversion of the shares of Class C capital stock into Class A common stock in connection with any liquidation of Google. Google may issue any authorized shares of Class A common stock that are not so reserved (or reserved for other purposes, such as the conversion of shares of Class B common stock into shares of Class A common stock), whether authorized pursuant to the transactions contemplated by this proxy statement or otherwise, for any purpose without the need for stockholder approval, except as required by applicable law or listing standards.

The New Charter will also specify that the shares of Class A common stock will be treated at least as favorably as the shares of Class B common stock, and that the shares of Class C capital stock will be treated equally with the shares of Class A common stock, in connection with fundamental transactions involving Google. More specifically, the New Charter provides that in the event of any merger, consolidation, or other business combination requiring approval by Google’s stockholders, or any tender or exchange offer by a third party pursuant to an agreement to which Google is a party or by Google on its own behalf, the holders of shares of Class A common stock will be entitled to receive, or to elect to receive, the same form of consideration and at least the same amount of consideration on a per share basis as the holders of shares of Class B common stock. In connection with such transactions, holders of shares of Class C capital stock will be entitled to receive, or to elect to receive, the same form of consideration and amount of consideration on a per share basis as the holders of shares of Class A common stock.

Stockholders will vote separately on each of the following proposals, which collectively comprise this Proposal Number 3.

•

Proposal Number 3A—The approval of the adoption of amendments to the Existing Charter to establish the Class C capital stock. This proposal is to approve the adoption of amendments to the Existing Charter to authorize 3 billion shares of Class C capital stock, to establish the powers, preferences and rights and qualifications, limitations and restrictions of the shares of Class C capital stock, and to set forth certain other clarifying changes including the requirement of certain approvals of our board of directors and our stockholders to amend or repeal the powers, preferences and rights and qualifications, limitations and restrictions of the shares of Class C capital stock.

•

Proposal Number 3B—The approval of the adoption of amendments to the Existing Charter to increase the number of authorized shares of Class A common stock from 6 billion to 9 billion. This proposal is to approve the adoption of amendments to the Existing Charter to increase the number of authorized shares of Class A common stock from 6 billion to 9 billion.

•

Proposal Number 3C—The approval of the adoption of amendments to the Existing Charter to provide for the treatment of shares of Class A common stock in a manner that is at least as favorable as shares of Class B common stock. This proposal is to approve the adoption of amendments to the Existing Charter to provide that in the event of any merger, consolidation, or other business combination requiring approval by Google’s stockholders, or any tender or exchange offer by a third party pursuant to an agreement to which Google is a party or by Google on its own behalf, the holders of shares of Class A common stock will be entitled to receive, or to elect to receive, the same form of consideration and at least the same amount of consideration on a per share basis as the holders of shares of Class B common stock.

The approval of each of these proposals is required to approve the adoption of the New Charter, and each is an integral element of the Recapitalization (as defined below). Accordingly, each of the proposals comprising this Proposal Number 3 is cross-conditioned upon the approval by our stockholders of all of the proposals comprising this Proposal Number 3. None of the actions contemplated by this Proposal Number 3 will proceed if any of Proposal Numbers 3A, 3B, or 3C is not approved by our stockholders. In this proxy statement, when we refer to the approval of the adoption of the New Charter, we are referring to our stockholders approving the adoption of the amendment and restatement of our certificate of incorporation by approving each of the proposals comprising this Proposal Number 3, which will collectively constitute approval of this Proposal Number 3. The approval of each of the proposals comprising Proposal Number 3 shall constitute the requisite approval of the adoption of the New Charter as required by Delaware law.

The description of the New Charter in this proxy statement is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the New Charter, which is attached to this proxy statement as Appendix A-1. For convenience of reference, a copy of the New Charter showing the changes from the Existing Charter, with deleted text shown in strikethrough and added text shown as double-underlined, is attached to this proxy statement as Appendix A-2.

If the New Charter is adopted by the required vote of our stockholders, our board of directors intends to file the New Charter with the Secretary of State of the State of Delaware (Secretary of State). The New Charter will be effective immediately upon acceptance of filing by the Secretary of State or such later time as may be specified in the New Charter (Effective Date). Our board of directors reserves the right to abandon or delay the filing of the New Charter even if it is approved by our stockholders. In this proxy statement, we refer to the transactions contemplated by the adoption of the New Charter as the Recapitalization.

Our board of directors has expressed its intention, subject to stockholder approval of the adoption of the New Charter and filing and effectiveness of the New Charter, to declare and pay a dividend (Dividend) of one share of Class C capital stock for each share of Class A common stock and Class B common stock outstanding as of a record date to be determined by our board of directors. At this time, our board of directors is not aware of any factors other than the approval of the adoption of the New Charter by our stockholders that may impact its decision as to whether to declare and pay the Dividend. Stockholder approval of the Dividend is not required and is not being solicited by this proxy statement. There can be no assurance that our board of directors will elect to proceed with the Dividend.

As part of the approval of the adoption of the New Charter, Larry, Sergey, Eric, and certain of their respective affiliates have agreed to enter into transfer restriction agreements with Google (Transfer Restriction Agreements). Pursuant to the Transfer Restriction Agreements, these stockholders will agree, among other things, not to sell or transfer any shares of Class C capital stock that they receive at any time if, as a result of such sale or transfer, they would own more shares of Class B common stock than Class C capital stock. These restrictions are intended to limit the ability of these stockholders to sell their Google stock in a manner that does not reduce their voting power. See “Transfer Restriction Agreements” below.

As more fully explained below, the Recapitalization and the Dividend, if it is declared and paid, will not initially affect the relative voting power or economic interest of any stockholder.

The shares of Class A common stock will continue to trade on NASDAQ. We have been advised that the shares of Class C capital stock will be eligible to be listed on NASDAQ, and we intend to qualify the shares of Class C capital stock for listing on NASDAQ upon their issuance as a result of the Dividend, if it is declared and paid.

The Special Committee and our board of directors believe that the Recapitalization and the Dividend, if it is declared and paid, will have a number of benefits for Google. See “Reasons for the Recapitalization” below. The Recapitalization and the Dividend, if it is declared and paid, also involve a number of potential negative consequences. See “Potential Negative Consequences of the Recapitalization” below.

As a result of their beneficial ownership of more than a majority of each of our total outstanding voting power and the outstanding voting power of the Class B common stock as of the Record Date, Larry and Sergey will have the power to approve the adoption of the New Charter without the affirmative vote of any other stockholder.

The Special Committee

The Special Committee was established in 2011 as a committee of our board of directors for the purpose of investigating, evaluating, analyzing, negotiating and making a recommendation for or against, and to the extent delegable by the board of directors, approving, or not approving, and making a recommendation to Google’s stockholders for or against, a recapitalization or any other modification of Google’s capital structure, including any proposals made by Google, Larry and Sergey, our board of directors, or the Special Committee. The Special Committee’s authority with respect to the Recapitalization, the potential Dividend, and the related matters described in this Proposal ended once our board of directors approved its recommendation about those matters. The Special Committee consisted of Ann Mather (Chair), Paul S. Otellini, and K. Ram Shriram. As required by the Special Committee’s charter, its members (i) are not members of Google’s management; (ii) are independent of Larry and Sergey; (iii) do not own shares of Class B common stock; and (iv) are disinterested with respect to the Recapitalization and the potential Dividend (other than by virtue of their ownership of shares of Class A common stock). The members of the Special Committee have not been compensated for their service, although our board of directors may elect to provide them with compensation for their service.

Background

Google has always focused on and prioritized long-term goals, and it has always viewed its governance structure as an important element of its ability to do so. From time to time, our board of directors has discussed ways in which, consistent with what we stated during our initial public offering, we could remain an unconventional company that was willing to invest in the long term. Our board of directors has always considered the significant influence that Larry and Sergey have in our daily operations—both in their capacities as senior executives and as substantial stockholders—to be an important component of our ongoing growth and success. See “Reasons for the Recapitalization—Enhance Google’s Ability to Focus on the Long Term” below for additional discussion regarding the importance that our board of directors ascribes to Larry and Sergey’s influence over Google.

On June 28, 2010, Munger, Tolles & Olson LLP (Munger), counsel to Larry and Sergey, provided members of Google’s legal department with a proposal to create a new class of capital stock with no voting rights. The proposal noted that Google had issued almost 47 million shares of Class A common stock since its initial public offering and that issuances of shares of Class A common stock for stock-based acquisitions and equity-based employee compensation were likely to increase over time. The proposal stated that Larry and Sergey believed that it was important to manage voting dilution in order to preserve Google’s existing governance culture for the long term. The proposal identified that a practical challenge would be creating a sufficiently liquid market in the new non-voting stock, and suggested four ways to do this: (i) start paying equity-based compensation in non-voting stock; (ii) revise the terms of the Class B common stock so that it would be convertible into non-voting stock; (iii) undertake a primary offering of the non-voting stock; and (iv) start using the non-voting stock as consideration in stock-based acquisitions.

During the summer and into the fall of 2010, members of Google’s legal department studied the proposed recapitalization, including with respect to necessary approvals and ways in which it could be implemented.

On October 7, 2010, Larry, Sergey, and representatives of Munger met with members of Google’s legal department to discuss the proposed recapitalization. At this meeting, in response to concerns expressed by members of Google’s legal department that it would be difficult to create a sufficiently liquid market in the non-voting stock using the alternatives originally presented, representatives from Munger proposed as a new alternative a stock dividend pursuant to which one share of non-voting stock would be paid on each existing share of Class A common stock and Class B common stock.

In November 2010, we began to formally consult with Morgan Stanley & Co. Incorporated (Morgan Stanley) and Wilson Sonsini Goodrich & Rosati, Professional Corporation (Wilson Sonsini) about the proposed recapitalization, particularly with respect to the process that our board of directors should use in considering the proposal. Morgan Stanley and Wilson Sonsini also helped us conduct additional analysis of the proposed recapitalization.

On January 11, 2011, our board of directors held a special meeting. In attendance at the meeting were all of our directors, David Drummond, our Senior Vice President, Corporate Development, Chief Legal Officer and Secretary, and other members of Google’s legal department. At the request of one of our independent directors, a representative of Fenwick & West LLP (Fenwick) also attended this meeting. At this meeting, Eric, our then-Chief Executive Officer, provided a summary of the proposed recapitalization. David then discussed the technical aspects of a potential implementation of a new class of non-voting stock (which ultimately became the Class C capital stock). He also reviewed with our board of directors an analysis prepared by Morgan Stanley with respect to potential relative trading prices of the new non-voting stock, as compared to the Class A common stock, based upon Morgan Stanley’s review of other companies with two publicly traded classes of common stock. Larry and Sergey then summarized for the board of directors their views as to the strategic rationale for the proposed recapitalization and, in particular, how the recapitalization would help preserve Google’s current corporate governance structure, which structure had been important in allowing Google to focus on the long term. Following the presentations, the members of our board of directors asked Eric, Larry, Sergey, and David questions, after which Larry, Sergey, Eric, David, and the other representatives of Google management left the meeting. Our independent directors at that time, L. John Doerr, John L. Hennessy, Ann Mather, Paul S. Otellini, K. Ram Shriram, and Shirley M. Tilghman, and the representative of Fenwick then met separately to discuss the proposed recapitalization. During this discussion, the independent directors appointed Fenwick as their legal counsel to advise them with respect to the proposed recapitalization, and Fenwick reviewed with them a variety of legal matters related to the proposed recapitalization. The directors asked questions and following a discussion, it was the consensus of our independent directors that the Special Committee should be constituted to, among other things, investigate, evaluate, analyze, negotiate, and make a recommendation for or against, and to the extent delegable by the board, approve, or not approve, and make a recommendation to Google’s stockholders for or against, the proposed recapitalization or any other modification to Google’s capital structure. Our board of directors also determined not to recommend any recapitalization for approval by our stockholders, approve any definitive documents, including amendments to our certificate of incorporation or bylaws, with respect to a recapitalization, or take any action to implement a recapitalization without a prior favorable recommendation of the Special Committee. Our board of directors appointed Ann, Paul, and Shirley to the Special Committee.

On January 26, 2011, the Special Committee held its first meeting. In attendance at the meeting were Paul, Ann, and a representative of Fenwick. The Special Committee discussed certain organizational matters relating to the formation of the Special Committee and its consideration of the proposed recapitalization, including the need for the Special Committee to retain financial and legal advisors. The Special Committee requested that the representative of Fenwick investigate the independence of certain potential financial advisors. Also at this meeting, it was the consensus of the Special Committee that because Eric was a substantial holder of shares of our Class B common stock and had made donations to Princeton University, his alma matter, where Shirley serves as President, she should not serve on the Special Committee. Shirley ceased her participation on the Special Committee following this meeting. In discussing a potential replacement for Shirley, the Special Committee requested the representative of Fenwick to investigate whether Ram held shares of Class B common stock.

On February 22, 2011, the Special Committee met to discuss the proposed recapitalization. In attendance at the meeting were Ann, Paul, Ram, and a representative of Fenwick. It was reported that because it was determined that Ram held no shares of Class B common stock, he would join the Special Committee. The members of the committee then discussed the time necessary to review, evaluate, and reach a recommendation with respect to the proposed recapitalization and concluded that it would be unable to do so in time for a recapitalization, should the Special Committee determine to recommend one, to be considered at the upcoming 2011 annual meeting of Google’s stockholders and requested that Fenwick inform Google of that conclusion. Also during this meeting, the Special Committee considered the retention of financial, legal, and other advisors.

On April 12, 2011, the Special Committee met to discuss the proposed recapitalization. In attendance at the start of the meeting were all of the committee members and representatives of Fenwick and Latham & Watkins LLP (Latham). The Special Committee discussed the need for a Chair and, following the discussion, elected Ann as Chair of the Special Committee. The representative of Latham then left the meeting, and the Special Committee and Fenwick discussed the retention of Latham as counsel to the Special Committee and, following the discussion, the Special Committee determined to retain Latham as its counsel. The representative of Latham then rejoined the meeting. The Special Committee then discussed the recapitalization proposal including its rationale and, in particular, the need for Google to manage voting dilution in order to preserve Google’s existing governance culture for the long term. As part of this discussion, the committee members considered potential modifications to the proposal and the manner and timing of the implementation of such a proposal. Representatives of Fenwick and Latham then reviewed with the committee members their fiduciary duties in connection with their evaluation of such a recapitalization and discussed other legal matters. At the request of the Special Committee, representatives of Perella Weinberg Partners LP (Perella) then joined the meeting and reviewed with the committee members factors relevant to an evaluation of such a recapitalization, including (i) an overview of companies with multiple classes of common stock; (ii) factors that the Special Committee might consider in evaluating such a recapitalization; (iii) stock performance and trading following certain other recapitalizations; (iv) relative trading prices between dual classes of common stock; (v) merger and acquisition efficacy with respect to non-voting stock; and (vi) factors that affect the relative prices of separate classes of stock issued by one company. Representatives of Perella also discussed with the committee members potential modifications to the proposed recapitalization and potential market and stockholder reactions to the announcement of the recapitalization. The representatives of Perella left the meeting after their presentation. The representative of Latham then reviewed with the committee members the proposed charter for the Special Committee, which included revisions previously made by Fenwick and Latham to the draft prepared by Google’s legal department. The representative of Latham also reviewed with the committee members the resolutions that were adopted by our board of directors in creating the Special Committee. The committee members provided comments on the draft charter and asked that they be reflected in a revised draft of the charter, which would be reviewed at the next meeting of the Special Committee. The representative of Fenwick then left the meeting and the representative of Latham reviewed with the committee members certain legal matters.

On April 13, 2011, during a portion of a regularly-scheduled meeting of our board of directors, members of the Special Committee provided an update to the independent members of our board of directors regarding the status of the Special Committee’s consideration of the proposed recapitalization.

On May 19, 2011, the Special Committee met to discuss the recapitalization proposal. In attendance at the start of the meeting were all the committee members and representatives of Fenwick and Latham. Representatives of Latham reviewed with the committee members a revised draft of the Special Committee’s charter that reflected changes suggested by the committee members at their prior meeting. Among other matters, the charter authorized the Special Committee to investigate, evaluate, analyze, negotiate and make a recommendation for or against, and to the extent delegable by our board of directors, approve, or not approve, and make a recommendation to Google’s stockholders for or against, a recapitalization or modification to Google’s capital structure, including the proposed recapitalization, or one initiated by the Special Committee, or any alternatives to such a recapitalization. After this review, the committee members unanimously approved the Special Committee’s charter and recommended that our board of directors approve the charter. Representatives of Latham then reviewed with the committee an engagement letter to retain Perella as financial advisor to the Special Committee. After this review, the committee members unanimously approved the engagement of Perella as the Special Committee’s financial advisor and authorized the execution and delivery of the engagement letter by Ann and by Google. Representatives of Perella then joined the meeting. Representatives of Latham reviewed with the committee members Google’s current capitalization, voting structure, the terms of the Class A common stock and Class B common stock and related provisions of Google’s certificate of incorporation and bylaws. The Special Committee and its advisors discussed Google’s capital structure and capital structures of a number of other technology companies. Representatives of Perella then reviewed with the committee members a share ownership and voting power analysis, based upon the assumptions used in the Morgan Stanley analysis originally provided to our board of directors at its January 11, 2011 meeting, with sensitivity analyses prepared by Perella based on different levels of stock repurchases, merger and acquisition activity financed by stock issuances, sales of Class B common stock by Larry and Sergey and conversion of Class B common stock into Class A common stock by holders other than Larry and Sergey. The Special Committee and its advisors discussed factors that could be considered in determining whether or not to recommend the proposed recapitalization, alternatives to the recapitalization proposal, and the timing and manner of implementing the proposed recapitalization if the Special Committee determined to recommend it. Following the discussion, the Special Committee determined to meet with Larry and Sergey to seek additional information with respect to the recapitalization proposal before further considering the process for evaluating the proposed recapitalization.

On July 13, 2011, during a portion of a regularly-scheduled meeting of our board of directors, Larry, Sergey, and representatives of Munger described the key elements of the proposed recapitalization and the principal purposes and reasons for the recapitalization proposal. David discussed the technical aspects of implementing the proposed recapitalization. Following these presentations, our board of directors discussed the proposed recapitalization and its intended purposes, including, among others, providing our board of directors with additional flexibility to manage ongoing voting dilution to preserve Google’s existing governance culture for the long term. Also at this meeting, our board of directors adopted the Special Committee’s charter in the form previously approved by the Special Committee. At the invitation of the Special Committee, representatives of Fenwick and Latham attended this portion of the meeting.

Following these presentations and discussions, all participants in the meeting, other than the independent directors, left the meeting. The independent directors, including the members of the Special Committee, then engaged in a discussion of the proposed recapitalization.

Later on July 13, 2011, the Special Committee met to discuss the recapitalization proposal. In attendance at the start of the meeting were all of the committee members and representatives of Fenwick, Latham, and Perella. The meeting commenced with a review of the presentations made by Larry and representatives of Munger and the implementation process described by David at the board meeting earlier that day. The Special Committee and its advisors then discussed their review of the recapitalization proposal to date, including discussions held with other independent directors and the analysis and presentations made by Perella in prior meetings with respect to ownership and voting power of Larry and Sergey. Those present also discussed the potential benefits and disadvantages of the recapitalization proposal to Google and its stockholders, as well as potential modifications to the terms of the proposal. At the conclusion of that discussion, Larry, David, and representatives of Munger joined the meeting and answered questions asked by the committee members and representatives of Fenwick, Latham, and Perella concerning the reasons for the recapitalization, the terms of the proposed recapitalization, possible modifications to the proposal, and benefits of the proposal to Google and its stockholders. Larry, David, and the representatives of Munger then left the meeting. The Special Committee then requested that its advisors review the recapitalization proposal with a view to developing a range of possible alternatives and modifications to the proposal that the Special Committee could consider at its next meeting.

On September 14, 2011, the Special Committee met to further consider the proposed recapitalization. In attendance at the start of the meeting were all of the committee members and representatives of Fenwick and Latham. The meeting began with Latham leading a presentation of the fiduciary duties of the committee members and other legal matters relevant to such a recapitalization. Following that presentation, representatives of Perella joined the meeting and reviewed with the Special Committee (i) a share ownership and voting power analysis reflecting the potential effects of the proposed recapitalization; (ii) recent and pending initial public offerings that had dual class structures and large technology companies with single class structures; (iii) Google’s stock price performance and related market news; and (iv) stockholder perceptions of Google. Representatives of Perella then reviewed various alternatives to the proposed recapitalization designed to achieve the objectives of the recapitalization proposal, including stock buybacks, incentivizing conversions of Class B common stock into Class A common stock, adopting stockholder rights plans and implementing a staggered board, each of which was determined not to fully satisfy the objectives of the recapitalization because they did not allow Google to more effectively manage ongoing voting dilution. Representatives of Perella also reviewed with the Special Committee certain alternative responses to the proposed recapitalization, including deferring action on the proposal, denying the proposal or making modifications to the proposal. Representatives of Perella discussed with the Special Committee a range of modifications that could be made to the proposed recapitalization, including (i) reducing the number of shares of Class C capital stock issued per share of Class A common stock or Class B common stock in connection with a dividend of the Class C capital stock; (ii) providing that each class of common stock vote on the proposal separately; and (iii) adding a “sunset provision” to the Class B common stock that would automatically convert all shares of Class B common stock to shares of Class A common stock upon certain events. Representatives of Perella also discussed with the Special Committee (i) potential limitations on the ability of Larry and Sergey to obtain liquidity from selling shares of Class C capital stock; (ii) amending Google’s certificate of incorporation to add a provision specifying that shares of Class A common stock be treated equally with shares of Class B common stock in change in control transactions; and (iii) making certain changes to Google’s certificate of incorporation to enhance independent director representation on our board of directors. The Special Committee then discussed with its advisors potential modifications to the terms of the proposed recapitalization that it believed would (i) better align the recapitalization with our board of directors’ primary objective of managing ongoing voting dilution due to future issuances of shares of Class A common stock in order to preserve Google’s existing governance culture for the long term; (ii) provide other benefits to the holders of shares of Class A common stock; and (iii) restrict the ability of Larry and Sergey to gain additional liquidity through sales of shares of Class C capital stock while preserving their existing voting power. Following that discussion, the Special Committee concluded that it would propose changes to the original proposal, which changes would require that any sale of the Class C capital stock by Larry or Sergey be made in tandem with the sale or conversion of an equal number of shares of Class B common stock and that a provision be added to Google’s certificate of incorporation specifying that shares of Class A common stock be treated equally with shares of Class B common stock in change in control transactions. The Special Committee requested that Ram propose these modifications to Larry and that representatives of Fenwick and Latham propose the modifications to representatives of Munger. The Special Committee requested that representatives of Perella update its share ownership and voting power analysis to reflect these changes to the proposed recapitalization. Representatives of Latham then reviewed certain legal matters with the Special Committee related to the proposed recapitalization, including the use of shares of Class C capital stock in tax-free mergers and acquisitions, tax consequences of the recapitalization, the stockholder vote required to approve the recapitalization, and limitations on the convertibility of Class A common stock into Class C capital stock imposed by NASDAQ’s Listing Rules, which, in order to prevent stockholder disenfranchisement, generally prohibit the listing of a class of securities that is convertible into a lower- or non-voting class of securities.

During the week of September 19, 2011, Ram called Larry to discuss the status of the Special Committee’s review of the proposed recapitalization. During this conversation, Ram communicated the Special Committee’s proposed modifications to the proposed recapitalization.

During the week of September 26, 2011, representatives of Fenwick and Latham called representatives of Munger to communicate the Special Committee’s proposed modifications to Larry and Sergey’s recapitalization proposal.

On October 3, 2011, the Special Committee met to further discuss the status of the recapitalization proposal. In attendance at the meeting were all of the committee members and representatives of Fenwick, Latham, and Perella. Ram reviewed his conversation with Larry, and representatives of Fenwick and Latham reviewed their conversations with representatives of Munger. Representatives of Perella then reviewed with the Special Committee its updated share ownership and voting power analysis under a variety of scenarios, including assuming (i) no change in Google’s capital structure; (ii) that the recapitalization was implemented as originally proposed; and (iii) that the recapitalization was implemented as modified by the Special Committee. Representatives of Latham then reviewed with the committee members draft language to implement the Special Committee’s modifications to the recapitalization proposal, including an outline of a transfer restriction agreement to be entered into by certain holders of Class B common stock. The outline contemplated that the transfer restriction agreement would contain provisions requiring that (i) a party to the agreement must hold at least as many shares of the Class C capital stock as shares of Class B common stock, and if a disposition of shares of Class C capital stock resulted in that party no longer holding at least as many shares of Class C capital stock as Class B common stock, then a number of shares of Class B common stock would automatically be converted into shares of Class A common stock such that the number of shares of Class B common stock would again equal the number of shares of Class C capital stock; (ii) if a party to the agreement were to transfer shares of Class B common stock to a person entitled, under the Google certificate of incorporation, to hold them as Class B common stock, then an equal number of shares of Class C capital stock would be required to be transferred to the same person; and (iii) all members of our board of directors would be required to approve any amendment or waiver of the transfer restriction agreement. We refer to these provisions in the transfer restriction agreement as the Stapling Provisions. The Special Committee also reviewed draft language to be added to our certificate of incorporation that would specify that holders of shares of Class A common stock would receive the same form of consideration and at least the same amount of consideration as that received by the holders of shares of Class B common stock in a sale of Google as well as certain other transactions, and would afford comparable treatment to the holders of shares of Class C capital stock in relation to the shares of Class A common stock. We refer to this provision as the Equal Treatment Provision. After this review, the Special Committee and its advisors discussed the proposed Stapling Provisions and the Equal Treatment Provision and concluded that in addition to Larry and Sergey becoming parties to the transfer restriction agreement, it was appropriate for Eric and John Doerr, as holders of shares of Class B common stock, to be subject to the proposed transfer restriction agreement. Following that discussion, the Special Committee approved the distribution of the proposed transfer restriction agreement and the Equal Treatment Provision to Larry and Sergey and their advisors.

On October 4, 2011, representatives of Latham provided representatives of Munger with an outline of the transfer restriction agreement and a draft of the Equal Treatment Provision.

On October 12, 2011, during a portion of a regularly-scheduled meeting of our board of directors, members of the Special Committee provided an update to the independent members of our board of directors regarding the status of the Special Committee’s consideration of the proposed recapitalization.

During the first two weeks of November 2011, representatives of Wilson Sonsini held a number of discussions with members of Google’s legal department and representatives of Potter Anderson & Corroon LLP, our special Delaware counsel (Potter Anderson), to discuss the proposed recapitalization, including (i) the transfer restriction agreement and the Equal Treatment Provision; and (ii) the potential implementation and effects of such agreements and of the proposed recapitalization overall. As part of these discussions, the parties reviewed and analyzed our board of directors’ primary objective for the proposed recapitalization, which was to better manage ongoing voting dilution in order to preserve Google’s existing governance culture for the long term, and the potential effect of the recapitalization on all of our stockholders. In addition, the parties reviewed and discussed the ongoing process used by the Special Committee and our board of directors in considering the proposed recapitalization.

On November 14, 2011, the Special Committee met to further discuss the recapitalization proposal. In attendance at the meeting were all of the committee members and representatives of Fenwick, Latham, and Perella. Representatives of Fenwick and Latham provided the Special Committee with updates on conversations with (i) representatives of Munger concerning the status of Larry and Sergey’s review of the Special Committee’s proposed modifications to the recapitalization proposal; and (ii) representatives of Wilson Sonsini with respect to timing and process for review of the recapitalization proposal by our board of directors. The Special Committee discussed its proposed modifications to the recapitalization proposal and the process for negotiating those modifications. The Special Committee also discussed the possibility of making a recommendation at the upcoming meeting of our board of directors in January 2012. At the conclusion of these discussions, the Special Committee requested that representatives of Latham contact representatives of Munger and communicate that the Special Committee’s modifications were critical to the Special Committee, that they were not proposed as the first step in an extended negotiation, that there was limited room to negotiate, and that if the Special Committee were to be in a position to make a recommendation at the upcoming meeting of our board of directors, then a prompt response from Larry and Sergey would be necessary. The Special Committee and its advisors then engaged in a review and discussion of the potential reasons for approving the recapitalization proposal, including its potential to (i) enhance Google’s ability to focus on the long term; (ii) allow Google to better manage ongoing voting dilution; and (iii) enhance the equal treatment of all stockholders in connection with certain fundamental transactions involving Google. Representatives of Perella also led a discussion of potential stockholder reaction to an announcement of the recapitalization proposal.

Later on November 14, 2011, representatives of Latham called representatives of Munger to communicate the Special Committee’s views expressed in its meeting earlier that day.

On November 23, 2011, following input from Larry and Sergey, a representative of Munger spoke with a representative of Latham regarding the transfer restriction agreement and the Equal Treatment Provision proposed by the Special Committee. During this discussion, the representative of Munger stated that Larry and Sergey believed that the Equal Treatment Provision was an appropriate element of the proposed recapitalization and would agree to that modification. With respect to the proposed transfer restriction agreement, the representative of Munger stated that, although Larry and Sergey did not concede that they were controlling stockholders of Google or that they were a group, for purposes of their counterproposal they were prepared to assume that they were both, and that based on that assumption it was Larry and Sergey’s position that (i) Eric and John should not be subject to the transfer restriction agreement because neither was a controlling stockholder or member of a group with Larry and Sergey; (ii) the transfer restriction agreement should terminate with respect to either Larry or Sergey when either would no longer be deemed to be a controlling stockholder, which would occur when: (a) Larry or Sergey owns securities representing less than 40% of our total outstanding voting power, provided that for purposes of determining if the 40% threshold had been met, Larry and Sergey’s voting power would be combined until such time as one of them was no longer serving as an officer or director of Google if at that time there was no agreement in place obligating them to act as a group, or until such time as a majority of our board of directors, excluding Larry and Sergey, determined that Larry and Sergey were not acting as a group; or (b) when a majority of our board of directors, excluding Larry and Sergey, determined that Larry or Sergey is not a controlling stockholder; (iii) the transfer restriction agreement should not prevent Larry and Sergey from transferring shares of Class B common stock between themselves pursuant to the provision already included in Google’s certificate of incorporation that exempted these transfers from the automatic conversion of shares of Class B common stock into Class A common stock upon transfer (we refer to this as a Founder-to-Founder Transfer) or to their affiliated entities (we refer to this as a Founder-to-Affiliated Entity Transfer) without having to transfer an equal number of shares of Class C capital stock; and (iv) an amendment or waiver of the transfer restriction agreement should be permitted with the approval of a majority of our board of directors, excluding Larry and Sergey.

Later on November 23, 2011, a representative of Munger delivered to a representative of Latham an outline of Larry and Sergey’s response to the Special Committee’s proposed modifications.

On November 28, 2011, a representative of Latham delivered the outline of Larry and Sergey’s response to the members of the Special Committee.

On November 30, 2011, a representative of Latham called a representative of Munger to further discuss and clarify the positions set forth in the outline.

On December 9, 2011, representatives of Latham delivered to representatives of Wilson Sonsini a draft of the New Charter. From that time until the approval of the New Charter by our board of directors, representatives of Wilson Sonsini, Potter Anderson, Latham, and Richards, Layton & Finger, P.A., the Special Committee’s special Delaware counsel (Richards Layton), reviewed and revised the New Charter.

On December 16, 2011, the Special Committee met to discuss Larry and Sergey’s responses to the Special Committee’s modifications to the recapitalization proposal. In attendance at the meeting were all of the committee members and representatives of Perella and Latham. The Special Committee and its advisors reviewed and discussed the responses received from Larry and Sergey and a variety of other matters with respect to the recapitalization proposal. As part of that discussion, representatives of Latham reported that in order to better ensure the operation of the Equal Treatment Provision, the transfer restriction agreement would need to be revised to include a provision prohibiting sales by a party to that agreement of shares of Class B common stock, Class A common stock or Class C capital stock in a transaction related to a sale of Google for consideration different than that to be received by Google’s other stockholders. At the conclusion of the discussion, the Special Committee requested that its advisors engage in discussions with representatives of Munger to better understand certain elements of the response from Larry and Sergey. Representatives of Latham then reviewed with the Special Committee issues related to the New Charter, including the absence of a provision making shares of Class A common stock convertible at the option of the holder into shares of Class C capital stock, as well as NASDAQ’s policy against such a convertibility feature, the rationale for that policy and the likelihood of receiving an exemption from NASDAQ’s policy. The Special Committee and its advisors also discussed the relative trading prices that are observed when a company has two classes of publicly traded stock and various factors that affect those relative prices.

On January 13, 2012, representatives of Latham and Richards Layton met by telephonic conference with representatives of Munger to discuss Larry and Sergey’s responses to the Special Committee’s modifications to the recapitalization proposal, including the Special Committee’s concerns with certain elements of those responses, and in particular (i) the proposed Founder-to-Founder Transfer exception to the Stapling Provisions; (ii) the provisions relating to the termination of the transfer restriction agreement; and (iii) the proposed parties to the transfer restriction agreement. David and other members of Google’s legal department and representatives of Wilson Sonsini were present for this discussion. At the conclusion of this discussion, it was agreed that the parties should consider the views expressed on behalf of the Special Committee, on the one hand, and Larry and Sergey, on the other hand, in an effort to see if a resolution of the differences could be reached.

On January 16, 2012, representatives of Latham discussed with Ann the substance of the conversation on January 13, 2012 and potential next steps.

On January 17, 2012, Ann met with Larry to discuss the Special Committee’s evaluation of the proposed recapitalization.

On January 18, 2012, during a portion of a regularly-scheduled meeting of our board of directors, members of the Special Committee provided an update to the independent members of our board of directors regarding the status of the Special Committee’s consideration of the proposed recapitalization.

On February 24, 2012, representatives of Latham delivered to representatives of Munger a draft of the New Charter and a draft of the portion of the Equal Treatment Provision to be included in the transfer restriction agreement.

On February 28, 2012, representatives of Perella, Latham, and Richards Layton met in person at Google’s offices with representatives of Munger and Paul, Weiss, Rifkind, Wharton & Garrison LLP (Paul, Weiss), special Delaware counsel to Larry and Sergey, to discuss the responses of Larry and Sergey to the transfer restriction agreement and the Equal Treatment Provision proposed by the Special Committee. David and other members of Google’s legal department and representatives of Wilson Sonsini were present for this discussion. The parties discussed, among other matters, the proposed Founder-to-Founder Transfer exception to the Stapling Provisions, the provisions relating to the termination of the transfer restriction agreement, and the proposed parties to the transfer restriction agreement. During this discussion, it was generally agreed, subject to approval by the Special Committee, on the one hand, and Larry and Sergey, on the other hand, that (i) John Doerr would not be asked to enter into a transfer restriction agreement given his relatively small ownership of shares of Class B common stock and lack of management role at Google, but that Eric would be consulted about becoming a party to the transfer restriction agreement given his more significant ownership of shares of Class B common stock and management role at Google; (ii) the Founder-to-Affiliated Entity transfer exemption to the Stapling Provisions would be acceptable so long as a founder and his affiliated entities, in the aggregate, at no time held a number of shares of Class B common stock greater than the number of shares of Class C capital stock; and (iii) shares of Class A common stock would not be convertible into shares of Class C capital stock.

On February 29, 2012, representatives of Perella and Latham met with Ann to discuss a variety of matters, including the prior day’s conversation with the advisors to Larry and Sergey.

On March 5, 2012, representatives of Munger discussed with representatives of Latham and Perella, and on March 6, 2012, a representative of Munger again discussed with a representative of Latham, the basis upon which Larry and Sergey would be prepared to support the recapitalization proposal, which included (i) dropping their request for a Founder-to-Founder Transfer exemption to the Stapling Provisions; (ii) reducing from 40% to 35% the threshold of our total outstanding voting power possessed by either Larry or Sergey (and their respective affiliated entities) below which the Stapling Provisions would terminate, provided that for purposes of determining if the 35% threshold had been met, Larry and Sergey’s voting power would be combined only until such time as one of them was no longer serving as an officer or director of Google, provided that at such time there was no agreement in place obligating them to act as a group; and (iii) providing that the transfer restriction agreement could be amended or waived with the approval of a majority of our board of directors, excluding Larry and Sergey. Representatives of Munger indicated that Larry and Sergey would not be supportive of a proposal that did not include all of the elements described above.

On March 7, 2012, the Special Committee met to discuss the status of negotiations with Larry and Sergey’s advisors. In attendance at the meeting were all of the committee members and representatives of Perella, Latham, and Richards Layton. The meeting commenced with representatives of Latham reviewing certain legal matters with the Special Committee. Representatives of Latham then reviewed with the Special Committee the series of meetings with Larry and Sergey’s advisors that had taken place since the Special Committee’s last meeting, and the status of the negotiations, including various open points. The Special Committee and its advisors discussed the principal unresolved issues and potential alternatives and responses to those issues. At the conclusion of the discussion, the Special Committee instructed its advisors to inform Larry and Sergey’s advisors that the Special

Committee would be prepared to support a termination of the Stapling Provisions when the aggregate voting power of Larry, Sergey and their affiliated entities was less than 30% of our total outstanding voting power, which we refer to as the Ownership Threshold, but that for purpose of calculating the Ownership Threshold, the voting power of Larry, Sergey, and their affiliated entities would be aggregated without regard to whether Larry and Sergey both continued to be officers or directors of Google, which we refer to as the Aggregation Principle. Representatives of Perella then reviewed with the Special Committee potential market reactions to the announcement of the recapitalization. Representatives of Latham then reviewed with the Special Committee the New Charter, specifically identifying that shares of Class A common stock would not be convertible into shares of Class C capital stock.

On March 8, 2012, a representative of Latham called a representative of Munger to relay the Special Committee’s determination. Later that day, a representative of Latham sent to a representative of Munger a revised outline of the transfer restriction agreement setting forth the Special Committee’s position on all of the issues that had been raised by Larry and Sergey.

On March 14, 2012, representatives of Munger contacted representatives of Latham and Perella to indicate that Larry and Sergey were disappointed with the Special Committee’s response and that it was not clear to the representatives of Munger if there was a way forward given the parties’ positions. Representatives of Munger indicated that of the two issues, the Aggregation Principle was the more important issue to Larry and Sergey. During the course of this discussion, the representatives of Munger requested that the Special Committee reconsider their position, and indicated that Larry and Sergey would do likewise.

On March 15, 2012, representatives of Latham and Perella discussed with Ann the conversation with representatives of Munger, as well as potential responses.

On March 22, 2012, the Special Committee met to discuss the status of negotiations with Larry and Sergey’s advisors. In attendance at the meeting were all of the committee members and representatives of Perella, Latham, and Richards Layton. Latham reviewed with the Special Committee the discussions that had taken place since the Special Committee’s last meeting, that Larry and Sergey had not changed their position with respect to either the Ownership Threshold or the Aggregation Principle, and that Larry and Sergey’s advisors had requested that the Special Committee reconsider its position on those issues. Representatives of Latham and Perella reviewed with the Special Committee the differences between the Special Committee’s position and those of Larry and Sergey. The Special Committee and its advisors discussed these matters, and at the conclusion of that discussion the Special Committee determined not to change its position on the Ownership Threshold or the Aggregation Principle. The committee members requested that Paul meet with Larry to communicate the Special Committee’s determination.

On March 30, 2012, Paul and Larry met to discuss the remaining issues with respect to the proposed recapitalization. After a discussion, no resolution was reached, but Paul and Larry agreed that the advisors to the Special Committee should make a presentation to Larry explaining the Special Committee’s position, and that the advisors to Larry and Sergey should make a presentation to the Special Committee explaining Larry and Sergey’s position.

On April 3, 2012, representatives of Perella, Latham, and Richards Layton presented the Special Committee’s position on the remaining issues to Larry. Also in attendance were David, representatives of Munger and William V. Campbell, an advisor to our board of directors and its committees.

On April 4, 2012, representatives of Munger and Paul, Weiss presented Larry and Sergey’s position on the remaining issues to the Special Committee. Also in attendance were representatives of Richards Layton.

On April 8, 2012, Larry contacted Ram and Paul to indicate that he was prepared to concede the Aggregation Principle if the Special Committee would be prepared to accept an Ownership Threshold of 35% instead of the

Special Committee’s proposal of 30%. On April 9, 2012, Larry contacted Ann to make the same proposal. Ann indicated that she would be prepared to support that resolution, but with an Ownership Threshold below 35%. Larry and Ann agreed to support an Ownership Threshold of 34%.

On April 8, 2012, representatives of Latham delivered to representatives of Wilson Sonsini a draft transfer restriction agreement that was based on the outline previously delivered to Munger on March 8, 2012, revised to reflect the resolutions of the issues since that time. Representatives of Latham delivered the draft to representatives of Munger on April 9, 2012. From April 8, 2012 through the morning of April 11, 2012, representatives of Latham, Munger, Wilson Sonsini, and Potter Anderson negotiated and finalized the form of transfer restriction agreement.

On April 9, 2012, our board of directors held a special meeting to consider the proposed recapitalization. In attendance at the meeting were all of the directors (other than Paul), David and other members of Google’s legal department, and representatives of Latham, Perella, Wilson Sonsini and Potter Anderson. Representatives of Munger and Paul, Weiss were also in attendance, although they did not substantively participate in the discussion. During this meeting, members of the Special Committee provided an update to our board of directors regarding the status of the Special Committee’s consideration of the proposed recapitalization. Representatives of Wilson Sonsini provided our board of directors with an overview of Google’s current capital structure and of the capital structure that would be effected by the proposed recapitalization, including the Stapling Provisions and the Equal Treatment Provision. Our board of directors discussed the purposes of the recapitalization and Google’s focus on the long term in its operational, management and strategic initiatives with a view toward enhancing stockholder returns over the long term. Representatives of Wilson Sonsini also reviewed with our board of directors a number of legal matters related to the proposed recapitalization, including (i) potential use of Class C capital stock in mergers and acquisitions; (ii) the stockholder vote required to approve a recapitalization; (iii) the implications of effecting the proposed recapitalization by means of a stock dividend; and (iv) the planned listing of the Class C capital stock on NASDAQ. The fiduciary duties of the members of our board of directors applicable in this context, and the role of the Special Committee in evaluating the proposed recapitalization, were also reviewed with our board of directors by representatives of Wilson Sonsini. Representatives of Perella then further detailed the Special Committee’s process and considerations in assessing the proposed recapitalization, including the extension of the potential time horizon of founder control of a majority of our total outstanding voting power through implementation of the proposed recapitalization and the use of the shares of Class C capital stock for stock-based acquisitions and equity-based employee compensation. Members of our board of directors inquired as to a number of aspects of the proposed recapitalization that had been significant areas of negotiation between the Special Committee, on the one hand, and Larry and Sergey, on the other hand, including the Stapling Provisions and the Equal Treatment Provision, as well as with respect to alternatives to the proposed recapitalization. Our board of directors and representatives of Perella, Latham, and Wilson Sonsini discussed the effect of the Stapling Provisions in preserving voting power in Larry, Sergey, and Eric while restricting their ability to gain additional liquidity through sales of the Class C capital stock. Representatives of Perella also provided an overview of other companies with multiple classes of publicly traded stock, stock performance, and trading following certain other recapitalizations, and relative trading prices between dual classes of common stock of other companies that had similar capital structures to that contemplated by the proposed recapitalization. Representatives of Perella also reviewed the potential market reaction to such a recapitalization. Representatives of Wilson Sonsini then further reviewed with our board of directors a number of legal matters related to a potential recapitalization and the board’s evaluation of such a recapitalization in the event that there was a subsequent recommendation of the recapitalization by the Special Committee to our board of directors. The requirements for a unanimous board approval and subsequent timing of a stockholder approval of the proposed recapitalization in the event that the Special Committee were to recommend its adoption were also discussed. Following this discussion, representatives of Latham indicated that the Special Committee planned to hold an additional meeting in connection with the regular meeting of our board of directors scheduled for April 11, 2012 with a view toward the Special Committee making a recommendation to our board of directors regarding the proposed recapitalization at that time.

On April 11, 2012, the Special Committee met to consider whether or not to recommend the proposed recapitalization. In attendance were all of the committee members and representatives of Perella and Latham. Latham reviewed with the Special Committee the status of the discussions with Larry, Sergey, and Eric, and reviewed with the Special Committee the final form of transfer restriction agreement and the final form of the New Charter. Perella reviewed with the Special Committee potential market reaction to the announcement of the proposed recapitalization. Following a discussion, the Special Committee unanimously adopted resolutions in which it (i) determined that the Recapitalization and the potential Dividend were advisable and in the best interests of Google and its stockholders, other than Larry, Sergey, Eric, and their respective affiliated entities as to which the Special Committee made no determination; (ii) recommended that our board of directors adopt resolutions approving the New Charter and the other elements of the Recapitalization and the potential Dividend, including the Transfer Restriction Agreements; and (iii) subject to necessary stockholder approval and the execution of the Transfer Restriction Agreements by Larry, Sergey, Eric, and their respective affiliated entities, recommended that our board of directors proceed with the Recapitalization and the potential Dividend.

Later on April 11, 2012, during a regularly-scheduled meeting of our board of directors, our board of directors considered the Recapitalization. In attendance at the meeting were all of the directors, David and other members of Google’s legal department, and representatives of Latham, Perella, and Wilson Sonsini. The Special Committee reported to our board of directors that earlier that day it had unanimously (i) determined that the Recapitalization and the potential Dividend were advisable and in the best interests of Google and its stockholders, other than Larry, Sergey, Eric, and their respective affiliated entities as to which the Special Committee made no determination; (ii) recommended that our board of directors adopt resolutions approving the New Charter and the other elements of the Recapitalization and the potential Dividend, including the Transfer Restriction Agreements; and (iii) subject to necessary stockholder approval and the execution of the Transfer Restriction Agreements, recommended that our board of directors proceed with the Recapitalization and the potential Dividend. Representatives of Perella then addressed for our board of directors potential market reaction to the announcement of the Recapitalization and the potential Dividend. Google management discussed plans for communicating the Recapitalization and the potential Dividend to various constituencies, and our board of directors asked questions about the Recapitalization, the potential Dividend, and the communication plans. At the end of the discussion, the board of directors, among other things, unanimously declared that the Recapitalization and the potential Dividend are advisable and in the best interests of Google and its stockholders (other than the stockholders who will enter into the Transfer Restriction Agreements, as to whom no determination was made), approved and declared advisable the New Charter, expressed an intention to convene promptly following the Effective Date (subject to execution of the Transfer Restriction Agreements) to consider the declaration of the Dividend, approved the form of Transfer Restriction Agreement, authorized and directed Google’s officers to solicit and obtain the approval of the adoption of the New Charter by Google’s stockholders, and recommended that Google’s stockholders approve the adoption of the New Charter.

On April 12, 2012, we announced the Recapitalization and the potential Dividend in connection with the announcement of our earnings for the first quarter of 2012.

Reasons for the Recapitalization

The Special Committee and our board of directors believe that the Recapitalization and the potential declaration and payment of the Dividend are advisable and in our best interests, and in the best interests of our stockholders (other than the stockholders who will enter into Transfer Restriction Agreements, as to whom no determination is made). Our board of directors unanimously recommends a vote “FOR” the approval of the adoption of the New Charter. The Special Committee and our board of directors believe that the potential advantages of the Recapitalization and the Dividend, if it is declared and paid, include, but are not limited to, the following.

The following discussion of factors considered by the Special Committee and our board of directors is not intended to be exhaustive, but includes the material factors considered by the Special Committee and our board of directors in deciding to proceed with the Recapitalization and the Dividend, if it is declared and paid. In light of the variety of factors considered, neither the Special Committee nor our board of directors found it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching their respective determinations and recommendations.

Enhance Google’s Ability to Focus on the Long Term

Since our inception, Google’s management team has focused on and prioritized long-term goals. This focus was highlighted by Larry and Sergey in the 2004 Founders’ IPO Letter at the time of our initial public offering. In that letter, Larry and Sergey explained that Google did not want its transition from a private company to a public company to change its focus from the long term. We wanted to remain an unconventional company not focused on short-term results and always willing to invest for the long term on promising new opportunities. As Larry explained in the 2004 Founders’ IPO Letter, our dual-class structure was designed to facilitate this:

We are creating a corporate structure that is designed for stability over long time horizons. By investing in Google, you are placing an unusual long-term bet on the team, especially Sergey and me, and on our innovative approach.

This corporate governance structure, which is premised on continued voting control by holders of shares of Class B common stock, particularly Larry and Sergey, has enabled us to continue to innovate and invest for the long term while maintaining our focus on the long-term best interests of all of our stockholders. The Special Committee and our board of directors believe that this ability to focus on the long term has generated, and will continue to generate, substantial benefits for all of our stockholders and has been an important competitive advantage. A focus on the long term is critical in an industry like ours, where enduring success depends in large part on identifying and executing against long-term trends in technology, innovation, and consumer preferences and behavior. Our corporate governance structure has also helped to insulate us from short-term pressure and outside influences that could distract our management team from its long-term vision and objectives.

For example, in 2005 we purchased Android and started investing in developing its mobile operating system. To spur widespread adoption we made the Android mobile operating system open-source, a decision that was not conventional but was one that embodied our goal of foregoing short-term gains in favor of long-term results. We could have licensed the Android mobile operating system and earned ongoing fees, but we thought that it would be much more valuable as a widely-adopted mobile operating system. This decision is paying off. It has been only four years since Android’s first public launch, and we believe that it is now the most widely-adopted mobile operating system in the world, with more than 300 million Android devices activated worldwide—and more than 850,000 devices now on average activated every day—through a network of approximately 58 manufacturers and 329 carriers in 169 countries.

The Special Committee and our board of directors strongly believe that our founders’ original vision with respect to Google’s governance structure has been validated by our financial results and track record of innovation and growing new businesses. The Recapitalization and the Dividend, if it is declared and paid, will enhance our ability to maintain that structure, but will not change our longstanding commitment to good corporate governance. We are, for example, committed to a board of directors that is comprised of a majority of independent directors who bring significant industry experience and judgment to the exercise of their fiduciary duties. The Recapitalization will have no impact on our board’s ability or obligation to continue to act in the best interests of all of our stockholders.

The Recapitalization and the Dividend, if it is declared and paid, provide us with the ability to prolong the period of time during which our existing stockholders, particularly Larry and Sergey, maintain voting control over Google. The Recapitalization and the Dividend, if it is declared and paid, by themselves will not prolong Larry and Sergey’s control over Google. It is the ability to issue shares of Class C capital stock in the future—instead of shares of Class A common stock—and thereby minimize voting dilution from such issuances that could have the effect of prolonging Larry and Sergey’s control over Google. As of the Record Date, Larry and Sergey beneficially owned 51,941,440 shares of Class A common stock and Class B common stock, representing 56.4% of our total outstanding voting power. Over time, this percentage may increase as other holders of shares of Class B common stock convert their holdings into shares of Class A common stock in order to achieve liquidity; indeed, this has occurred since Google has been a public company. In addition, as of the Record Date, Eric beneficially owned 8,861,413 shares of Class A common stock and Class B common stock, representing 9.5% of our total outstanding voting power. Without the ability to issue shares of Class C capital stock, additional issuances of shares of Class A common stock would result in Larry and Sergey holding less than a majority of our outstanding voting power at some point in the future. The Special Committee and our board of directors believe that the Recapitalization and the Dividend, if it is declared and paid, are appropriate ways to make it more likely that Larry and Sergey will remain in a position to influence our direction for many years, which influence the Special Committee and our board of directors believe has been beneficial to our growth, strategy, and autonomy. The ability to issue shares of Class C capital stock will not result in the permanent extension of Larry and Sergey’s voting control of Google—both will still lose voting power when they sell or transfer shares of Class B common stock, which they do from time to time, or when Google issues additional shares of Class A common stock, which it may choose to do from time to time—but the Recapitalization helps to make it more likely that Larry and Sergey remain in a position to influence Google’s direction for many years.

Better Manage Future Potential Voting Dilution

At Google, our Class A common stock has been an important tool for stock-based acquisitions and equity-based employee compensation. But issuances of shares of Class A common stock come at a cost: they dilute the economic and voting interests of all of our stockholders. The economic dilution can be managed by endeavoring to receive value commensurate with the stock that we issue, but the voting dilution cannot be managed. Voting dilution is particularly acute at Google because it will eventually result in Larry and Sergey holding less than a majority of our outstanding voting power. In the view of the Special Committee and our board of directors, Larry and Sergey’s influence—in part through voting control—has been an important element of our success. We currently have several ways to manage voting dilution to the extent that our board of directors deems it appropriate, including using cash to finance acquisitions, repurchasing shares of Class A common stock in the market and granting cash-settled equity incentives. Each of these ways of managing voting dilution, however, requires us to expend cash, which we presently believe is better used by reinvesting in the growth of our business, including through acquisitions. The Special Committee and our board of directors believe that the ability to issue shares of Class C capital stock following the Recapitalization will provide our board of directors with a significant new tool to manage voting dilution without requiring us to use cash.

Google has been, and expects to continue to be, an active acquirer of complementary companies, technologies, and other assets as a means to fuel growth and innovation in our businesses. Historically, we have generally used cash to fund our acquisitions, including in connection with our acquisition of Motorola Mobility, but we have used shares of Class A common stock from time to time. The Special Committee and our board of directors believe that the Class C capital stock will provide us with an attractive additional currency for acquisitions that is free of the voting dilution associated with issuances of additional shares of Class A common stock. Although it is true that the use of stock (even Class C capital stock) as currency may cause economic dilution to existing stockholders, the Special Committee and our board of directors believe that the ability to offer stock consideration that better manages voting dilution provides us with important additional flexibility, particularly in today’s valuation environment for technology companies. Of course, we can continue to issue shares of Class A common stock in connection with acquisitions if it makes sense to do so.

Although we are not currently contemplating any acquisitions for which we would expect to use shares of Class C capital stock as consideration, the Special Committee and our board of directors believe that it is desirable to implement the Recapitalization now so as to position Google to take advantage of the additional flexibility it provides when opportunities arise. By implementing the Recapitalization at this time, and assuming that the Dividend is declared and paid and that the shares of Class C capital stock are listed on NASDAQ, we expect that a sufficiently liquid market for the shares of Class C capital stock will develop, which we believe will make the Class C capital stock an attractive acquisition currency.

The Recapitalization and the Dividend, if it is declared and paid, also provide us with the flexibility to manage more effectively the voting dilution that arises from our compensation programs, which rely substantially on equity incentives. At Google, we have always believed in rewarding our employees for their contributions, and we want them to benefit from the value that they are helping to create. Equity incentives have been, and will continue to be, an important part of our compensation practices. But, as with acquisitions, the issuance of shares of Class A common stock for equity incentives results in voting dilution, and that dilution ultimately diminishes Larry and Sergey’s influence over Google. The use of shares of Class C capital stock for future equity incentives provides Google with a way to mitigate the voting dilution impact of our compensation programs while continuing to have an attractive equity tool to recruit and retain talent.

Provide for the Treatment of Shares of Class A Common Stock in a Manner That Is at Least as Favorable as Shares of Class B Common Stock, and Provide for the Equal Treatment of Shares of Class C Capital Stock in Relation to Shares of Class A Common Stock

The Recapitalization will specify the treatment of shares of Class A common stock in a manner that is at least as favorable as shares of Class B common stock in connection with fundamental transactions involving Google. For example, pursuant to the Existing Charter, a third party could initiate a tender or exchange offer pursuant to which it would agree to pay more for shares of Class B common stock than for shares of Class A common stock (even though the shares of Class B common stock that such third party acquired would be converted into shares of Class A common stock upon their transfer). Following the approval of the adoption of the New Charter, this would not be permitted in any transaction to which Google is a party, and in connection with such a tender or exchange offer provision must be made for the right of holders of shares of Class A common stock to receive, or elect to receive, the same form of consideration and at least the same amount of consideration on a per share basis as the holders of shares of Class B common stock. Comparable equal treatment will be specified in connection with a merger, consolidation, or other business combination requiring the approval of our shareholders or a tender or exchange offer initiated by Google on its own behalf. There is no prohibition on the holders of shares of Class A common stock (and therefore the holders of shares of Class C capital stock as described below) receiving more consideration than the holders of shares of Class B common stock in such transactions.

The Recapitalization will provide for equal treatment of the shares of Class C capital stock in relation to shares of Class A common stock. For example, in a tender or exchange offer by a third party and to which Google is a party, provision must be made for the right of holders of shares of Class C capital stock to receive, or elect to receive, the same form of consideration and amount of consideration on a per share basis as the holders of shares of Class A common stock (and if the holders of shares of Class A common stock are entitled to make an election as to the amount or form of consideration that such holders shall receive in such tender or exchange offer, then the holders of shares of Class C capital stock shall be entitled to make the same election as to their shares of Class C capital stock). Comparable equal treatment will be provided in connection with a merger, consolidation, or other business combination requiring the approval of our shareholders or a tender or exchange offer initiated by Google on its own behalf.

Separately, as part of the Transfer Restriction Agreements, Larry, Sergey, and Eric have agreed to refrain from participating in certain transactions that would result in some stockholders being treated differently from others. For example, in connection with any tender offer by a third party to acquire a majority of the shares of Class A common stock, Class B common stock, or Class C capital stock, Larry, Sergey, and Eric have agreed that (i) with respect to their shares of Class A common stock or Class B common stock, they will not sell such shares for an amount per share greater than the holders of shares of Class A common stock would receive in such transaction; and (ii) with respect to their shares of Class C capital stock, they will not sell such shares for an amount per share greater than the holders of shares of Class C capital stock would receive in such transaction. See “Transfer Restriction Agreements” below.

The Special Committee and our board of directors believe that these provisions related to the treatment of shares of Class A common stock and Class C capital stock provide important protection to all of our stockholders and help to ensure that all stockholders will be on an equal footing in connection with fundamental transactions involving Google.

Facilitate Management of Google with the Advantages of a Startup Company

We operate in a highly competitive industry that has experienced rapid change as a result of, among other things, disruption from new competitors, technologies, and products. To maintain our competitive position, Google must continue to have the agility of a fast growing startup company. Because it will enhance Google’s ability to preserve its existing governance structure over time, the Recapitalization will facilitate our ability to act quickly and decisively to seize opportunities for growth and innovation, even if those opportunities may not yield immediate financial results or may have near-term adverse effects on our stock price.

Potential Negative Consequences of the Recapitalization

Although the Special Committee and our board of directors each unanimously determined that the Recapitalization and the potential declaration and payment of the Dividend are advisable and in our best interests, and in the best interests of our stockholders (other than the stockholders who will enter into Transfer Restriction Agreements, as to whom no determination is made), the Special Committee and the board of directors recognize that proceeding with the Recapitalization and the Dividend, if it is declared and paid, involve certain other considerations that, in isolation, may be viewed as negative. These considerations include, but are not limited to, the following:

The Recapitalization and the Dividend, If It Is Declared and Paid, Could Prolong the Existing Limits on the Ability of Our Stockholders, Other Than Larry and Sergey, to Influence Corporate Matters

Larry and Sergey currently have the ability to elect all of our directors and to determine the outcome of most matters submitted for a vote of our stockholders. This will not change following the Recapitalization or the potential Dividend. This concentration of voting control in Larry and Sergey limits the ability of all of our stockholders (whether they hold shares of Class A common stock or Class B common stock) other than Larry and Sergey to influence corporate matters.

One of the principal purposes of the Recapitalization and the Dividend, if it is declared and paid, is to create the Class C capital stock, which can then be used to raise equity capital, finance stock-based acquisitions or fund employee equity incentive programs. In the past, we issued shares of Class A common stock for such purposes, and over time the issuance of additional shares of Class A common stock will result in voting dilution to all of our stockholders. This dilution will eventually result in Larry and Sergey owning less than a majority of our total outstanding voting power, although their ownership interest in Google would continue to be substantial. Once Larry and Sergey own less than a majority of our total outstanding voting power, they would no longer have the unilateral ability to elect all of our directors and to determine the outcome of any matter submitted for a vote of our stockholders. Because the shares of Class C capital stock have no voting rights (except as required by law), the issuance of such shares will not result in further voting dilution. As a result, the issuance of shares of Class C capital stock could prolong the duration of Larry and Sergey’s current relative ownership of our voting power and their ability to elect all of our directors and to determine the outcome of most matters submitted to a vote of our stockholders.

The Recapitalization and the Dividend, If It Is Declared and Paid, May Have an Anti-Takeover Effect

Because the Recapitalization and the Dividend, if it is declared and paid, may prolong the duration of Larry and Sergey’s ability to determine the outcome of most matters submitted to a vote of our stockholders, they may have the effect of limiting the likelihood of an unsolicited merger proposal, unsolicited tender offer or proxy contest for the removal of directors. As a result, the Recapitalization and the Dividend, if it is declared and paid, may have the effect of depriving our stockholders of an opportunity to sell their shares at a premium over prevailing market prices and make it more difficult to replace our directors and management.

As discussed above, Larry and Sergey currently have, and following the Recapitalization and the Dividend, if it is declared and paid, will continue to have, the voting power required to decide the outcome of most matters submitted for a vote of our stockholders. The New Charter will preserve the requirement in the Existing Charter that, in connection with certain change in control transactions involving Google (including an acquisition of Google by another company), approval of the transaction also requires the favorable vote of at least 60% of the voting power of the shares of Google’s capital stock present in person or represented by proxy at the stockholder meeting called to consider the transaction. If Larry and Sergey’s ownership is aggregated with that of Eric, who as of the Record Date beneficially owned 8,861,413 shares of Class A common stock and Class B common stock, representing 9.5% of our total outstanding voting power, Larry, Sergey, and Eric would be able to control the result of that vote.

In addition, the Existing Charter contains certain provisions that may have an “anti-takeover” effect. The Existing Charter contains authority for our board of directors to issue up to 100,000,000 shares of preferred stock without stockholder approval. Although our board of directors has no present intention to issue any such shares, the board could issue such shares in a manner that deters or seeks to prevent an unsolicited bid for Google. The Existing Charter also does not provide for cumulative voting and, accordingly, a significant minority stockholder could not necessarily elect any designee to our board of directors. The New Charter will contain those same terms.

Our board of directors is not aware of any bona fide offer by any person or group, including Larry or Sergey, to (i) acquire any significant amount of shares of Class A common stock or Class B common stock; (ii) acquire control of Google by means of a merger, tender offer, solicitation in opposition to management or otherwise; or (iii) change our current board of directors or management.

Class C Capital Stock May Not be Attractive as Acquisition Currency or for Equity Incentives

We may use shares of Class C capital stock from time to time as consideration in connection with the acquisition of other companies. It is possible that companies that we are interested in acquiring will not agree to accept shares of Class C capital stock because such shares of stock carry no voting rights. In that instance, if we still wanted to pay for the acquisition with stock consideration, we would have to issue shares of Class A common stock, which would result in both economic and voting dilution to all stockholders. Companies that we are interested in acquiring may also refuse to accept shares of Class C capital stock if such stock trades at a significant discount to the shares of Class A common stock or if the trading market for the shares of Class C capital stock is not well-developed or suffers from limited liquidity.

Employees may not wish to receive shares of Class C capital stock in connection with equity incentives. This is particularly true if the shares of Class C capital stock trade at a significant discount to the shares of Class A common stock or if the trading market for the shares of Class C capital stock is not well-developed or suffers from limited liquidity. If employees are not adequately incentivized by receiving shares of Class C capital stock, then we might have to issue shares of Class A common stock in order to provide sufficient equity incentives, which would result in both economic and voting dilution to all stockholders. Alternatively, we might have to find other ways to incentivize our employees.

If the Class C capital stock trades at a discount to the Class A common stock, companies that we are interested in acquiring may demand more shares of Class C capital stock in exchange for accepting such stock as consideration. The same is true for employees in connection with equity incentives. If this occurs, then issuances of Class C capital stock may ultimately be more economically dilutive to all of our stockholders than issuances of Class A common stock.

A Liquid Trading Market for the Class C Capital Stock May Not Develop

We believe that a robust and sufficiently liquid market for the Class C capital stock will develop following the Dividend, if it is declared and paid. However, it is possible that such a market will not develop. Even if such a market does develop, there can be no assurance that the Class C capital stock will not trade at a discount to the Class A common stock. If a liquid market does not develop or the Class C capital stock trades at a discount to the Class A common stock, it is possible that we will not be able to achieve all of the benefits that we anticipate from the issuance of the Class C capital stock.

The Recapitalization and the Dividend, If It Is Declared and Paid, May Negatively Affect the Decision of Institutional Investors to Invest in Google, and Could Have Implications for the Inclusion of Shares of Class A Common Stock or Class C Capital Stock in Certain Stock Indices

The Recapitalization and the Dividend, if it is declared and paid, may negatively affect the decision by certain institutional investors to purchase or hold shares of Class A common stock or Class C capital stock. The holding of low- or non-voting stock, such as the Class A common stock or Class C capital stock, may not be permitted by the investment policies of certain institutional investors or may be less attractive to the portfolio managers of certain institutional investors. In addition, significant sales of shares of Class C capital stock by investors who receive such shares as part of the Dividend, if it is declared and paid, may occur if such investors are unwilling, unable or choose not to hold such shares. These sales could depress trading prices for the Class C capital stock, particularly in the period immediately following the Dividend, if it is declared and paid.

The Class A common stock is currently included in certain stock indices, and we expect that the managers of investment funds whose trading is tied to those stock indices may rebalance their holdings to reflect the change in the value of the Class A common stock following the Dividend, if it is declared and paid. Whether the Class C capital stock is included in stock indices in the future may also affect trading prices for that stock. For example, it is possible that certain stock indices may only include the Class A common stock, which may tend to reduce the liquidity of the Class C capital stock.

Future Acquisitions in Which Shares of Class C Capital Stock Are Issued as Consideration Generally Will Qualify as Tax-Free Reorganizations Only If Structured as Forward or Forward-Triangular Mergers, Which May Require Additional Contractual Consents or Waivers Than Reverse-Triangular Mergers

In the past, Google typically has structured its acquisitions as reverse-triangular mergers or stock purchases, although it has utilized alternative structures from time to time. Reverse-triangular mergers, in particular, are commonly used by Google and others because they can help to preserve the acquired company’s existing contractual relationships and may avoid the need to obtain contractual consents or waivers in connection with such acquisitions. In order for a reverse-triangular merger or stock purchase to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code, any stock consideration issued in the transaction must be “voting stock.” The shares of Class C capital stock, however, will have no voting rights unless otherwise required by law. Therefore, future acquisitions in which shares of Class C capital stock are issued as consideration generally will qualify as tax-free reorganizations only if structured as forward or forward-triangular mergers.

Potential U.S. Federal Income Tax Consequences

We believe that the Class C capital stock will not constitute “Section 306 stock” within the meaning of Section 306(c) of the Code. However, if the Class C capital stock were determined to constitute Section 306 stock, a stockholder generally would be treated as realizing ordinary income as opposed to capital gain upon certain dispositions (including redemptions) of such Section 306 stock. The rules of Section 306 of the Code are complex, and each stockholder should consult with that stockholder’s own tax advisor regarding the tax consequences of the proposed transactions described in this proxy statement.

Required Vote

Approval of the adoption of the New Charter (comprising Proposal Numbers 3A, 3B, and 3C) requires the affirmative “FOR” vote of the holders of a majority of the voting power of the shares of (i) Class A common stock and Class B common stock outstanding as of the Record Date and entitled to vote thereon, voting together as a single class; and (ii) Class B common stock outstanding as of the Record Date and entitled to vote thereon, voting as a separate class. This vote will be taken in the manner set forth below. The approval of each of the proposals set forth below shall constitute the requisite approval of the adoption of the New Charter as required by Delaware law.

Proposal Number 3A—The Approval of the Adoption of Amendments to the Existing Charter to Establish the Class C Capital Stock

The amendments to the Existing Charter contemplated by the New Charter would establish the Class C capital stock, with 3 billion shares authorized for issuance. The powers, preferences and rights and qualifications, limitations and restrictions of the shares of Class C capital stock are described elsewhere in this proxy statement. See “Description of Capital Stock” below. The amendments to the Existing Charter contemplated by the New Charter also contain certain other clarifying changes, including the requirement of certain approvals of our board of directors and our stockholders to amend or repeal the powers, preferences and rights and qualifications, limitations and restrictions of the shares of Class C capital stock.

Approval of Proposal Number 3A requires the affirmative “FOR” vote of the holders of a majority of the voting power of the shares of Class A common stock and Class B common stock outstanding as of the Record Date and entitled to vote thereon, voting together as a single class. Approval of Proposal Number 3A is cross-conditioned upon the approval by our stockholders of both Proposal Numbers 3B and 3C. If either or both of Proposal Numbers 3B or 3C is not approved, then Proposal Number 3A will fail regardless of whether it received enough affirmative votes to pass independently.

Proposal Number 3B—The Approval of the Adoption of Amendments to the Existing Charter to Increase the Number of Authorized Shares of Class A Common Stock From 6 Billion to 9 Billion

The amendments to the Existing Charter contemplated by the New Charter will increase the number of authorized shares of Class A common stock from 6 billion to 9 billion to accommodate the potential conversion of the shares of Class C capital stock into shares of Class A common stock in connection with a liquidation of Google. See “Description of Capital Stock—Liquidation Rights” below. Assuming that our board of directors declares and pays the Dividend, we will be required to reserve a sufficient number of shares of Class A common stock for the mandatory conversion of the shares of Class C capital stock into Class A common stock in connection with any liquidation of Google. Google may issue any authorized shares of Class A common stock that are not so reserved (or reserved for other purposes, such as the conversion of shares of Class B common stock into shares of Class A common stock), whether authorized pursuant to the transactions contemplated by this proxy statement or otherwise, for any purpose without the need for stockholder approval, except as required by applicable law or listing standards.

Approval of Proposal Number 3B requires the affirmative “FOR” vote of the holders of a majority of the voting power of the shares of Class A common stock and Class B common stock outstanding as of the Record Date and entitled to vote thereon, voting together as a single class. Approval of Proposal Number 3B is cross-conditioned upon the approval by our stockholders of both Proposal Numbers 3A and 3C. If either or both of Proposal Numbers 3A or 3C is not approved, then Proposal Number 3B will fail regardless of whether it received enough affirmative votes to pass independently.

Proposal Number 3C—The Approval of the Adoption of Amendments to the Existing Charter to Provide for the Treatment of Shares of Class A Common Stock in a Manner That Is at Least as Favorable as Shares of Class B Common Stock

The amendments to the Existing Charter contemplated by the New Charter will provide that in the event of any merger, consolidation, or other business combination requiring approval by Google’s stockholders, or any tender or exchange offer by a third party pursuant to an agreement to which Google is a party or by Google on its own behalf, the holders of shares of Class A common stock will be entitled to receive, or to elect to receive, the same form of consideration and at least the same amount of consideration on a per share basis as the holders of shares of Class B common stock. See “Description of Capital Stock—Equal Status” below.

Approval of Proposal Number 3C requires the affirmative “FOR” vote of the holders of a majority of the voting power of the shares of Class A common stock and Class B common stock outstanding as of the Record Date and entitled to vote thereon, voting together as a single class. Approval of Proposal Number 3C is cross-conditioned upon the approval by our stockholders of both Proposal Numbers 3A and 3B. If either or both of Proposal Numbers 3A or 3B is not approved, then Proposal Number 3C will fail regardless of whether it received enough affirmative votes to pass independently.

Separate Vote of Class B Common Stock

Section 242 of the General Corporation Law of the State of Delaware entitles the holders of shares of Class B common stock to vote as a separate class on the approval of the adoption of the New Charter because the comparable treatment provisions for the shares of Class A common stock and Class B common stock in the New Charter, which will provide the holders of shares of Class A common stock with treatment that is at least as favorable as the shares of Class B common stock in connection with certain fundamental transactions involving Google, may have an adverse effect on the rights of the shares of Class B common stock as currently in effect in the Existing Charter. Accordingly, approval of the adoption of the New Charter (comprising Proposal Numbers 3A, 3B, and 3C) also requires the affirmative “FOR” vote of the holders of a majority of the voting power of the shares of Class B common stock outstanding as of the Record Date and entitled to vote thereon, voting as a separate class, on each of Proposal Numbers 3A, 3B, and 3C. The approval of each of the proposals comprising Proposal Number 3 by the holders of the shares of Class B common stock, voting as a separate class, shall constitute the requisite approval of the adoption of the New Charter by the holders of the shares of Class B common stock, voting as a separate class, as required by Delaware law.

Other Information

Unless your proxy card is marked to the contrary, your shares of Class A common stock or Class B common stock will be voted “FOR” the approval of the adoption of the New Charter, which means that they will be voted “FOR” each of Proposal Numbers 3A, 3B, and 3C.

As of the Record Date, Larry and Sergey beneficially owned 51,941,440 shares of Class A common stock and Class B common stock, representing 56.4% of our total outstanding voting power and 78.6% of the outstanding voting power of the shares of Class B common stock. As a result, Larry and Sergey will have the power to approve the adoption of the New Charter without the affirmative vote of any other stockholder. Both Larry and Sergey have indicated that they intend to vote all of the shares of Class A common stock and Class B common stock that they beneficially own “FOR” the approval of the adoption of the New Charter.

Stockholders will have no appraisal rights with respect to the adoption of the New Charter.

Google Recommendation

Our board of directors, after receiving the unanimous recommendation of the Special Committee, has unanimously determined that the Recapitalization (including the adoption of the New Charter) and the potential Dividend are advisable and in our best interests, and in the best interests of our stockholders (other than the stockholders who will enter into Transfer Restriction Agreements, as to whom no determination is made), and unanimously recommends a vote “FOR” the approval of the adoption of the New Charter.

Our board of directors recommends a vote “FOR” the approval of the adoption of the New Charter.

Transfer Restriction Agreements

In connection with the Recapitalization and the potential Dividend, the Special Committee has negotiated for Larry, Sergey, Eric, and certain of their respective affiliates to enter into the Transfer Restriction Agreements that are intended to limit the ability of Larry, Sergey, and Eric to sell their Google stock in a manner that does not reduce their voting power. Pursuant to these agreements, none of Larry, Sergey, Eric, or certain of their respective affiliates that are party to the agreements (generally, trusts and other estate planning vehicles through which Larry, Sergey, and Eric hold all or a portion of their shares of Class A common stock and Class B common stock) may sell, assign, transfer, convey or hypothecate any shares of Class C capital stock if, as a result of such sale, transfer, conveyance or hypothecation, they, together with certain of their respective affiliates, would own more shares of Class B common stock than shares of Class C capital stock. If at any time either Larry, Sergey, or Eric, in each case together with certain of his respective affiliates, owns more shares of Class B common stock than shares of Class C capital stock, then Larry, Sergey, or Eric, as the case may be, and his respective affiliates, will be deemed to have automatically converted that number of shares of Class B common stock into shares of Class A common stock such that after such conversion he and his affiliates own an equal number of shares of Class B common stock as he and his affiliates own of shares of Class C capital stock.

Larry, Sergey, Eric, and certain of their respective affiliates that are party to the Transfer Restriction Agreements may transfer shares of Class B common stock to their affiliates as permitted by the terms of the New Charter (which terms are identical to those contained in the Existing Charter) only if, immediately following such transfer, Larry, Sergey, or Eric, as the case may be, and his respective affiliates, would own an aggregate number of shares of Class B common stock equal to or less than the number of shares of Class C capital stock that he and his affiliates own. Additionally, Larry, Sergey, Eric, and certain of their respective affiliates that are party to the Transfer Restriction Agreements may transfer shares of Class C capital stock to their affiliates only if, immediately following such transfer, Larry, Sergey, or Eric, as the case may be, and his respective affiliates, would own an aggregate number of shares of Class B common stock equal to or less than the number of shares of Class C capital stock that he and his affiliates own. However, each of Larry and Sergey and his respective affiliates that are party to the Transfer Restriction Agreements may not transfer shares of Class B common stock to another person in a transfer that does not result in the automatic conversion of such shares of Class B common stock into Class A common stock pursuant to the terms of the New Charter (which terms are identical to those contained in the Existing Charter) unless Larry or Sergey, as the case may be, and his respective affiliates, transfer, in the same manner and to the same extent, an equal number of shares of Class C capital stock to the transferee.

In the event of (i) any merger, consolidation, or other business combination requiring the approval of the holders of our capital stock (whether or not Google is the surviving entity), or the acquisition of all or substantially all of our assets; (ii) any tender or exchange offer by any third party to acquire a majority of the shares of Class A common stock, Class B common stock or Class C capital stock; or (iii) any tender or exchange offer by us to acquire any shares of Class A common stock, Class B common stock or Class C capital stock, none of Larry, Sergey, Eric, and certain of their respective affiliates that are party to the Transfer Restriction Agreements may sell, transfer or exchange, directly or indirectly, any shares of Class A common stock, Class B common stock or Class C capital stock in connection with such transaction or in a related transaction for (a) with respect to their shares of Class A common stock or Class B common stock, an amount per share greater than the holders of shares of Class A common stock receive in such transaction or a form of consideration different from the form that the holders of shares of Class A common stock would receive, or may elect to receive, in such transaction; or (b) with respect to their shares of Class C capital stock, an amount per share greater than the holders of shares of Class C capital stock receive in such transaction or a form of consideration different from the form that the holders of shares of Class C capital stock would receive, or may elect to receive, in such transaction. We refer to this provision of the Transfer Restriction Agreements as the Founder Equal Treatment Provision.

With respect to Larry, Sergey, and certain of their respective affiliates, the applicable Transfer Restriction Agreements generally terminate when they collectively hold less than 34% of our total outstanding voting power. However, the Founder Equal Treatment Provision never terminates.

With respect to Eric and certain of his affiliates, the applicable Transfer Restriction Agreement generally terminates when they collectively hold less than 2% of our total outstanding voting power. However, the Founder Equal Treatment Provision never terminates.

The Transfer Restriction Agreements may only be amended or waived with the approval of a majority of our board of directors, excluding Larry and Sergey.

Description of Capital Stock

The New Charter increases the number of authorized shares of Class A common stock to 9 billion and provides for the authorization of up to 3 billion shares of Class C capital stock. The powers, preferences and rights and qualifications, limitations and restrictions of the shares of Class A common stock, Class B common stock and Class C capital stock are set forth in full in the New Charter, which is attached to this proxy statement as Appendix A-1. The following summary of the powers, preferences and rights and qualifications, limitations and restrictions of the shares of Class A common stock, Class B common stock and Class C capital stock should be read in conjunction with, and is qualified in its entirety by reference to, Appendix A-1. For convenience of reference, a copy of the New Charter showing the changes from the Existing Charter, with deleted text shown in strikethrough and added text shown as double-underlined, is attached to this proxy statement as Appendix A-2.

Voting Rights

Holders of shares of Class A common stock and Class B common stock have identical rights, except that holders of shares of Class A common stock are entitled to one vote per share and holders of shares of Class B common stock are entitled to 10 votes per share. Holders of shares of Class A common stock and Class B common stock vote together as a single class on all matters (including the election of directors) submitted to a vote of stockholders, unless otherwise required by law.

Holders of shares of Class C capital stock have no voting rights, unless otherwise required by law.

Delaware law could require the holders of any of the shares of Class A common stock, Class B common stock or Class C capital stock to vote separately as a single class in the following circumstances:

•

If we amended our certificate of incorporation to increase or decrease the par value of the shares of a class of stock, then the holders of the shares of that class would be required to vote separately to approve the proposed amendment.

•

If we amended our certificate of incorporation in a manner that altered or changed the powers, preferences or special rights of the shares of a class of stock so as to affect them adversely, then the holders of the shares of that class would be required to vote separately to approve the proposed amendment.

As permitted by Delaware law and as set forth in both the Existing Charter and the New Charter, the holders of shares of Class A common stock, Class B common stock, and Class C capital stock do not have the right to vote separately as a single class if the number of authorized shares of such class is increased or decreased. Rather, the number of authorized shares of Class A common stock, Class B common stock, and Class C capital stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding shares of Class A common stock and Class B common stock, voting together as a single class.

We have not previously provided for cumulative voting for the election of directors, and cumulative voting is not provided for in the New Charter.

Dividends

Subject to preferences that may apply to any shares of preferred stock outstanding at the time, the holders of shares of Class A common stock, Class B common stock, and Class C capital stock will be entitled to share equally, on a per share basis, in any dividends that our board of directors may determine to issue from time to time. In the event that a dividend is paid in the form of shares of common stock or rights to acquire shares of common stock (i) the holders of shares of Class A common stock shall receive Class A common stock, or rights to acquire shares of Class A common stock, as the case may be; (ii) the holders of shares of Class B common stock shall receive shares of Class B common stock, or rights to acquire shares of Class B common stock, as the case may be; and (iii) the holders of shares of Class C capital stock shall receive shares of Class C capital stock, or rights to acquire shares of Class C capital stock, as the case may be.

Liquidation Rights

Upon our liquidation, dissolution or winding-up, the holders of shares of Class A common stock and Class B common stock shall be entitled to share equally in all assets remaining after the payment of any liabilities and the liquidation preferences on any outstanding preferred stock. Immediately prior to the earlier of (i) any distribution of our assets in connection with a liquidation, dissolution or winding-up; or (ii) any record date established to determine the holders of our capital stock entitled to receive such distribution, each share of Class C capital stock shall automatically be converted into one share of Class A common stock.

Conversion

Shares of Class A common stock are not convertible into any other shares of our capital stock.

Other than in connection with a liquidation as described above, shares of Class C capital stock are not convertible into any other shares of our capital stock.

Each share of Class B common stock is convertible at any time at the option of the holder into one share of Class A common stock upon written notice to the transfer agent. In addition, each share of Class B common stock shall convert automatically into one share of Class A common stock upon any transfer, whether or not for value, except for certain transfers described in our certificate of incorporation, including the following:

•	Transfers between Larry and Sergey, subject to the requirements of the Transfer Restriction Agreements. See “Transfer Restriction Agreements” above.

•	Transfers for tax and estate planning purposes, including to trusts, corporations and partnerships established or controlled by a holder of Class B common stock.

In addition, partnerships or limited liability companies that held more than 5% of the total outstanding shares of Class B common stock as of the closing of our initial public offering in 2004 may distribute their shares of Class B common stock to their respective partners or members (who may further distribute the shares of Class B common stock to their respective partners or members) without triggering a conversion to shares of Class A common stock. Such distributions must be conducted in accordance with the ownership interests of such partners or members and the terms of any agreements binding the partnership or limited liability company.

The death of any holder of shares of Class B common stock who is a natural person will result in the conversion of his or her shares of Class B common stock, and any shares held by his or her permitted entities, into shares of Class A common stock. However, subject to the terms of the Transfer Restriction Agreements, either of Larry or Sergey may transfer voting control of his shares of Class B common stock and those held by his permitted entities to the other contingent or effective upon his death without triggering a conversion into shares of Class A common stock, but the shares of Class B common stock so transferred will convert to Class A common stock nine months after the death of the transferring founder.

Once transferred and converted into shares of Class A common stock, shares of Class B common stock shall not be reissued.

No class of our capital stock may be subdivided or combined unless the other classes of capital stock are concurrently subdivided or combined in the same proportion and in the same manner.

Equal Status

Except as expressly provided in the New Charter, shares of Class A common stock and Class B common stock have the same rights and privileges and rank equally, share ratably and are identical in all respects as to all matters. In the event of any merger, consolidation, or other business combination requiring the approval of our stockholders entitled to vote thereon (whether or not Google is the surviving entity), the holders of shares of Class A common stock shall have the right to receive, or the right to elect to receive, the same form of consideration as the holders of shares of Class B common stock and the holders of shares of Class A common stock shall have the right to receive, or the right to elect to receive, at least the same amount of consideration on a per share basis as the holders of shares of Class B common stock. In the event of any (i) tender or exchange offer to acquire any shares of Class A common stock or Class B common stock by any third party pursuant to an agreement to which we are a party; or (ii) any tender or exchange offer by us to acquire any shares of Class A common stock or Class B common stock, the holders of shares of Class A common stock shall have the right to receive, or the right to elect to receive, the same form of consideration as the holders of shares of Class B common stock and the holders of shares of Class A common stock shall have the right to receive, or the right to elect to receive, at least the same amount of consideration on a per share basis as the holders of shares of Class B common stock.

Except as expressly provided in the New Charter, shares of Class C capital stock have the same rights and privileges and rank equally, share ratably and are identical in all respects to the shares of Class A common stock and Class B common stock as to all matters. In the event of any merger, consolidation, or other business combination requiring the approval of our stockholders entitled to vote thereon (whether or not Google is the surviving entity), the holders of shares of Class C capital stock shall receive the same amount and form of consideration on a per share basis as the consideration, if any, received by holders of shares of Class A common stock in connection with such merger, consolidation or combination (and if holders of shares of Class A common stock are entitled to make an election as to the amount or form of consideration that such holders shall receive in any such merger, consolidation or combination with respect to their shares of Class A common stock, then the holders of shares of Class C capital stock shall be entitled to make the same election as to their shares of Class C capital stock). In the event of any (i) tender or exchange offer to acquire any shares of Class A common stock or Class B common stock by any third party pursuant to an agreement to which we are a party; or (ii) any tender or exchange offer by us to acquire any shares of Class A common stock or Class B common stock, the holders of shares of Class C capital stock shall receive the same amount and form of consideration on a per share basis as the consideration received by holders of shares of Class A common stock (and if holders of shares of Class A common stock are entitled to make an election as to the amount or form of consideration that such holders shall receive in any such tender or exchange offer with respect to their shares of Class A common stock, then the holders of shares of Class C capital stock shall be entitled to make the same election as to their shares of Class C capital stock).

Preferred Stock

Our board of directors will continue to have the authority, without approval by the stockholders, to issue up to a total of 100,000,000 shares of preferred stock in one or more series. Our board of directors may establish the number of shares to be included in each such series and may fix the designations, preferences, powers and other rights, and any qualifications, limitations or restrictions, of the shares of a series of preferred stock. Our board of directors could authorize the issuance of shares of preferred stock with voting or conversion rights that could dilute the voting power or rights of the holders of shares of our other capital stock. The issuance of preferred stock, although providing flexibility in connection with possible acquisitions and other corporate purposes, could, among other things, have the effect of delaying, deferring or preventing a change in control of Google and might harm the market price of our shares of Class A common stock and Class C capital stock. We have no current plans to issue any shares of preferred stock.

Transferability and Listing

Like shares of Class A common stock, shares of Class C capital stock will be freely transferable. See “Certain Other Effects of the Recapitalization—Securities Act of 1933” below. The shares of Class A common stock are currently listed on NASDAQ. Prior to the Effective Date, we will file appropriate applications and notices with NASDAQ to list the shares of Class C capital stock and, if necessary, to continue the listing of the shares of Class A common stock on NASDAQ from and after the date that the Recapitalization becomes effective. See “Certain Other Effects of the Recapitalization—Potential Changes in Law or Regulations” below. The listing of the shares of Class C capital stock on NASDAQ is subject to NASDAQ’s approval of such listing applications and notices, which will be conditioned upon Google’s satisfaction of certain listing requirements. We believe that we will be able to satisfy these listing requirements.

Certain Other Effects of the Recapitalization

Effect on Relative Voting Power and Equity Interest

If the Dividend is declared and paid, there will be no effect on the relative voting power or equity interest of each holder of shares of Class A common stock or Class B common stock. Following the Dividend, if it is declared and paid, holders of shares of Class A common stock or Class B common stock who sell their shares of Class C capital stock will not lose any voting power, but their relative equity interest in Google will decrease as a result of such sale. Conversely, stockholders who purchase shares of Class C capital stock after the Dividend, if it is declared and paid, will increase their relative equity interest in Google but will not gain any additional voting power (or any voting power, if they do not otherwise own shares of Class A common stock).

Effect on Market Price

As of the close of business on May 4, 2012, the closing price of a share of Class A common stock was $[•] as reported on NASDAQ.

If the Dividend is declared and paid, we believe that the market price for the shares of Class A common stock will generally reflect the effect of a two-for-one stock split once the Dividend is paid and, accordingly, the market price of the Class A common stock will decrease by approximately 50%. Assuming that the Dividend is declared and paid, we expect the market price of shares of Class C capital stock to be approximately equal to the market price of shares of Class A common stock (as such price is adjusted as a result of the Dividend).

The trading prices for shares of Class A common stock and Class C capital stock may be affected by the relative voting rights between these two classes of stock. Because the Class A common stock carries voting rights, it is possible that it could trade at a premium compared to the Class C capital stock. This is particularly true if investors were to place a premium on owning shares of Google that have voting rights, as opposed to shares without voting rights.

Furthermore, the trading price of shares of Class A common stock and Class C capital stock will continue to depend on many factors, including the future performance of Google, general market conditions and conditions relating to companies in businesses and industries similar to that of Google. Accordingly, we cannot predict the prices at which shares of Class A common stock and Class C capital stock will trade following the Recapitalization (and, in respect of shares of Class C capital stock, following the Dividend, if it is declared and paid), just as we could not predict the price at which shares of Class A common stock would trade absent the Recapitalization and the potential Dividend.

Following the Recapitalization, there will continue to be no trading market for the Class B common stock.

Effect on Trading Market and Potential Reduced Relative Liquidity of Shares of Class A Common Stock

To minimize dilution of voting power to existing stockholders, we are more likely to issue shares of Class C capital stock than shares of Class A common stock in the future to raise equity capital, finance acquisitions or fund employee equity incentive programs. It is possible that following the Dividend, if it is declared and paid, some portion of our stockholders will sell their shares of Class C capital stock but retain their shares of Class A common stock or Class B common stock (subject to the terms of the Transfer Restriction Agreements in the case of Larry, Sergey, and Eric) in order to monetize a portion of their investment in Google while retaining their relative voting power. Any such issuance of additional shares of Class C capital stock by Google or dispositions of shares of Class C capital stock by significant or other stockholders may serve to further increase market activity in the shares of Class C capital stock relative to the shares of Class A common stock.

Effect on Percentage Interest

The percentage interest of each stockholder in the total equity of Google will not be changed by the Recapitalization or the Dividend, if it is declared and paid.

Effect on Equity Incentive Plans and Outstanding Equity Awards

We currently have one active equity incentive plan under which new equity incentive awards can be granted, the 2004 Stock Plan (2004 Plan). The 2004 Plan provides for the issuance of shares of our Class A common stock pursuant to stock options, stock appreciation rights, dividend equivalent rights, restricted stock, performance units, performance shares, and any other stock-based award (Awards). Shares of Class A common stock issued pursuant to Awards are identical to all other shares of Class A common stock. After the Recapitalization, Google intends to maintain the ability to grant, in the discretion of the LDC Committee, future Awards relating to shares of Class A common stock pursuant to the 2004 Plan. Furthermore, in connection with the Recapitalization, the maximum number of shares of Class A common stock authorized to be issued pursuant to the 2004 Plan will not be increased. However, if the Dividend is declared and paid, a new number of shares of Class C capital stock will become authorized for issuance pursuant to the 2004 Plan. Specifically, for each share of Class A common stock authorized to be issued pursuant to the 2004 Plan prior to the Dividend, one additional share of Class C capital stock will be authorized to be issued pursuant to the 2004 Plan after the Dividend. In addition, if the 2012 Stock Plan and the 2012 Incentive Plan are approved by our stockholders at the Annual Meeting (see Proposal Number 4 and Proposal Number 5, respectively), then 30,000,000 shares of Class C capital stock will be authorized to be issued pursuant to the 2012 Stock Plan and 2,000,000 shares of Class C capital stock will be authorized to be issued pursuant to the 2012 Incentive Plan.

As of the Record Date, Google had outstanding stock options to purchase 9,787,914 shares of Class A common stock and 8,481,121 outstanding GSUs pursuant to the 2004 Plan, outstanding stock options to purchase 85,625 shares of Class A common stock and 130,028 shares of Class B common stock pursuant to our other equity incentive plans (Other Plans), and outstanding stock options to purchase 46,100 shares of Class A common stock pursuant to equity incentive plans assumed by Google in connection with certain acquisition transactions (Assumed Plans).

Following the Dividend, if it is declared and paid, all outstanding stock options and GSUs issued pursuant to the 2004 Plan and the Other Plans and all outstanding stock options issued pursuant to the Assumed Plans will be adjusted after the Effective Date to conform their terms to our capital structure following implementation of the Recapitalization as follows: (i) each stock option to purchase a share of Class A common stock shall be adjusted so that such stock option represents the right to purchase one share of Class A common stock and one share of Class C capital stock, with the original exercise price of the stock option allocated proportionately between the share of Class A common stock and the share of Class C capital stock according to their relative fair market values, determined pursuant to a reasonable valuation method; (ii) each stock option to purchase a share of Class B common stock shall be adjusted so that such stock option represents the right to purchase one share of Class B common stock and one share of Class C capital stock, with the original exercise price of the stock option allocated between the share of Class B common stock and the share of Class C capital stock according to their relative fair market values, determined pursuant to a reasonable valuation method; and (iii) each GSU representing the right to receive a share of Class A common stock shall be adjusted so that it represents the right to receive one share of Class A common stock and one share of Class C capital stock upon settlement. The outstanding stock options and GSUs, adjusted as described in the preceding sentence, will in all other respects continue to be subject to the terms and conditions applicable to them prior to the adjustment.

An example of the effect of the Recapitalization and the Dividend, if it is declared and paid, on an outstanding option to purchase 100 shares of Class A common stock at an exercise price of $500.00 per share is as follows: such option will, following the Recapitalization and the Dividend, if it is declared and paid, represent an option to purchase 100 shares of Class A common stock and 100 shares of Class C capital stock, in each case at an exercise price of approximately $250.00 per share. The original exercise price will be appropriately allocated between the shares of Class A common stock and Class C capital stock according to their relative fair market values, determined pursuant to a reasonable valuation method under applicable tax code provisions. As a result, more than 50% of the original exercise price may be allocated to either class of shares.

Accounting Matters

The par value per share of our shares of Class A common stock and Class B common stock will remain unchanged at $0.001 per share after the Recapitalization and the Dividend, if it is declared and paid. On the effective date of the Dividend, if it is declared and paid, there will be an increase in stockholders’ equity equal to the aggregate amount of Class C capital stock, par value $0.001 per share, that is issued. We will give retroactive effect to prior period share and per share amounts in our consolidated financial statements for the effect of the Recapitalization and the Dividend, if it is declared and paid, such that prior periods are comparable to current period presentation. We do not anticipate any other material accounting consequences as a result of the Recapitalization and the Dividend, if it is declared and paid.

Effect on Preferred Stock

Neither the New Charter nor the Dividend, if it is declared and paid, will have any effect on the number of authorized shares of our preferred stock or the rights, preferences and privileges of, and restrictions on, the preferred stock. Currently, no shares of preferred stock are issued or outstanding.

Material U.S. Federal Income Tax Consequences

We believe that, in general, for U.S. federal income tax purposes (i) neither the Recapitalization nor the Dividend, if it is declared and paid, will be taxable to a stockholder of Google; (ii) the Class C capital stock will not constitute “Section 306 stock” within the meaning of Section 306(c) of the Code; (iii) the tax basis of each share of Class A common stock and Class B common stock, as applicable, with respect to which Class C capital stock is distributed in the potential Dividend will be apportioned between such share of Class A common stock or Class B common stock, on the one hand, and the Class C capital stock received in the potential Dividend, on the other hand, in proportion to the fair market value of such shares on the date of the potential Dividend; (iv) if the shares of Class A common stock and Class B common stock were held as capital assets immediately before the Effective Date, the holding period for each new share of Class C capital stock will include such stockholder’s holding period for the share of common stock with respect to which the Class C capital stock is distributed; and (v) no gain or loss will be recognized on any subsequent conversion of Class C capital stock into shares of Class A common stock. Gain or loss would be recognized, however, on the subsequent disposition of shares of Class C capital stock in a taxable transaction. Further, if the Class C capital stock were determined to constitute Section 306 stock, a stockholder generally would be treated as realizing ordinary income as opposed to capital gain upon certain dispositions (including redemptions) of such Section 306 stock. Stockholders are urged to seek the advice of their tax counsel on these matters and on tax matters other than U.S. federal income tax matters.

Securities Act of 1933

The distribution of shares of Class C capital stock as a stock dividend will not involve a “sale” of a security under the Securities Act or Rule 145 thereunder. Consequently, we are not required to register, and will not register, the Class C capital stock pursuant to the Securities Act.

Because the Recapitalization and the Dividend, if it is declared and paid, do not constitute a “sale” of Class C capital stock pursuant to the Securities Act, stockholders will not be deemed to have purchased such shares separately from the Class A common stock or Class B common stock to which such shares of Class C capital stock relate pursuant to the Securities Act and Rule 144 thereunder. Shares of Class A common stock held at the time of the effectiveness of the New Charter and shares of Class C capital stock (whether in respect of shares of Class A common stock or Class B common stock) received in the Dividend, if it is declared and paid, other than any such shares held by “affiliates” of Google within the meaning of the Securities Act, may be offered for sale and sold in the same manner as the Class A common stock prior to the Recapitalization without registration pursuant to the Securities Act (or in the case of equity awards, pursuant to registration statements that we will file under the Securities Act). Affiliates of Google will continue to be subject to the restrictions specified in Rule 144 of the Securities Act.

NASDAQ Criteria

The shares of Class A common stock are currently traded on NASDAQ and will remain traded on NASDAQ following the Recapitalization and the Dividend, if it is declared and paid.

Application will be made to trade the shares of Class C capital stock on NASDAQ. The listing of the shares of Class C capital stock on NASDAQ is subject to NASDAQ’s approval of such listing applications and notices, which will be conditioned upon Google’s satisfaction of certain listing requirements. We believe that we will be able to satisfy these listing requirements.

Potential Changes in Law or Regulations

In prior years, bills have been introduced in Congress that, if enacted, would have prohibited the registration of common stock on a national securities exchange if such common stock was part of a class of securities that has no voting rights or carried disproportionate voting rights. Although these bills have not been acted upon by Congress, there can be no assurance that such a bill (or a modified version thereof) will not be introduced in Congress in the future. Legislation or other regulatory developments could make the shares of Class A common stock and Class C capital stock ineligible for trading on NASDAQ or other national securities exchanges. We are unable to predict whether any such legislation or regulatory proposals will be adopted or whether they will have such effect.

Interests of Certain Persons

As of the Record Date, Larry and Sergey beneficially owned 51,941,440 shares of Class A common stock and Class B common stock, representing 56.4% of our total outstanding voting power. As a result, Larry and Sergey currently have the ability to elect all of our directors and to determine the outcome of most matters submitted for a vote of our stockholders.

After the Recapitalization and the Dividend, if it is declared and paid, Larry and Sergey will have the same beneficial ownership of shares of Class A common stock and Class B common stock. If the Dividend is declared and paid, they will also own a number of shares of Class C capital stock equal to their ownership of shares of

Class A common stock and Class B common stock on the record date for the Dividend. If the record date for the Dividend were to have been the same as the Record Date, Larry and Sergey would own 51,941,440 shares of Class C capital stock, representing approximately 15.9% of the shares of Class C capital stock to be issued in the Dividend.

As of the Record Date, Eric beneficially owned 8,861,413 shares of Class A common stock and Class B common stock, representing 9.5% of our total outstanding voting power.

After the Recapitalization and the Dividend, if it is declared and paid, Eric will have the same beneficial ownership of shares of Class A common stock and Class B common stock. If the Dividend is declared and paid, he will also own a number of shares of Class C capital stock equal to his ownership of shares of Class A common stock and Class B common stock on the record date for the Dividend. If the record date for the Dividend were to have been the same as the Record Date, Eric would own 8,861,413 shares of Class C capital stock, representing approximately 2.7% of the shares of Class C capital stock to be issued in the Dividend.

After the Recapitalization and the Dividend, if it is declared and paid, Larry and Sergey will continue to have the ability to elect all of our directors and to determine the outcome of most matters submitted for a vote of our stockholders. This will be true so long as they own a majority of our total outstanding voting power. Furthermore, even if Larry and Sergey substantially reduce their existing investment in Google by converting some or all of their shares of Class B common stock into shares of Class A common stock and disposing of either shares of Class A common stock or Class C capital stock (or both), they will continue to have the ability to elect all of our directors and to determine the outcome of most matters submitted for a vote of our stockholders so long as they continue to own a majority of our total outstanding voting power. With respect to certain change in control transactions involving Google (including an acquisition of Google by another company), Larry and Sergey’s ability to determine the affirmative outcome of the stockholder vote on that transaction is contingent upon their ability to cast in favor of the transaction at least 60% of the voting power of the shares of Google’s capital stock present in person or represented by proxy at the stockholder meeting called to consider the transaction. If Larry and Sergey’s ownership is aggregated with that of Eric, then Larry, Sergey, and Eric would be able to control the result of that vote.

Larry, Sergey, and Eric’s ability to sell their shares of Class C capital stock received in the Dividend, if it is declared and paid, is subject to the terms of the Transfer Restriction Agreements. See “Transfer Restriction Agreements” above.

Certain members of our board of directors and management other than Larry, Sergey, and Eric hold shares of Class B common stock representing in the aggregate 1.6% of our total outstanding voting power as of the Record Date. If the Dividend is declared and paid, these individuals will receive shares of Class C capital stock. There is no requirement that these individuals maintain an equal number of shares of Class B common stock and Class C capital stock, and they will be free to sell any or all of the shares of Class C capital stock that they receive in the Dividend, if it is declared and paid, without any obligation to sell an equal number of shares of Class B common stock. Accordingly, these individuals would be able to achieve liquidity for a portion of their investment in Google without suffering any loss of voting power. None of these individuals were members of the Special Committee.

Larry, Sergey, and Eric are members of our board of directors. In their capacity as directors, they voted in favor of the New Charter as well as our board of directors’ intention to declare the Dividend. Furthermore, in their capacity as stockholders of Google, Larry, Sergey, and Eric have indicated that they intend to vote all of the shares of Class A common stock and Class B common stock beneficially owned by them “FOR” the approval of the adoption of the New Charter. As a result of their beneficial ownership of more than a majority of each of our total outstanding voting power and the outstanding voting power of the Class B common stock as of the Record Date, Larry and Sergey will have the power to approve the adoption of the New Charter without the affirmative vote of any other stockholder.

Stockholder Information

Following both the Recapitalization and the Dividend, if it is declared and paid, we will deliver to the holders of shares of Class A common stock, Class B common stock, and Class C capital stock the same proxy statements, annual reports, and other information and reports as we currently deliver to the holders of shares of Class A common stock and Class B common stock.

Expenses

The costs of evaluating the Recapitalization and the Dividend, if it is declared and paid, and various alternatives thereto and of structuring and implementing the Recapitalization and the potential Dividend (including financial advisor fees, legal fees, accountants’ fees, transfer agent’s fees, NASDAQ fees, and printing and mailing costs) are expected to total approximately $[•] million, the majority of which has already been incurred. These costs are charged against Google’s pre-tax earnings in the fiscal quarter in which they are incurred.

Litigation Relating to the Recapitalization

Following the announcement of the Recapitalization, two purported class action lawsuits were brought against Google and our board of directors on behalf of the stockholders of Google. These two lawsuits were filed in the Delaware Court of Chancery and are titled Brockton Retirement Board v. Page et. al., C.A. No. 7469 (April 27, 2012), and Skidmore v. Page et. al., C.A. No. 7473 (April 30, 2012). These lawsuits generally allege that the individual defendants breached their fiduciary duties in connection with the Recapitalization. Among other remedies, these lawsuits seek to enjoin the Recapitalization as well as unspecified money damages, costs, and attorneys’ fees. Google believes that each of these lawsuits is without merit and intends to vigorously defend against all claims asserted.

* * * * *

PROPOSAL NUMBER 4

APPROVAL OF GOOGLE’S 2012 STOCK PLAN

In April 2012, our board of directors approved the Google Inc. 2012 Stock Plan (2012 Stock Plan or plan), subject to the approval of our stockholders at the 2012 Annual Meeting. We are submitting the 2012 Stock Plan to our stockholders for approval in order to satisfy (1) applicable Listing Rules of NASDAQ and (2) the stockholder approval requirement under Section 162(m).

Summary of the 2012 Stock Plan

The material features of the 2012 Stock Plan are summarized below. This summary is qualified in its entirety by reference to the full text of the 2012 Stock Plan, which is set forth in Appendix B to this proxy statement.

Purpose

The 2012 Stock Plan is intended to promote the interests of Google and its subsidiaries (collectively, the Company) and its stockholders by providing the employees and consultants of the Company and members of the board of directors with incentives and rewards to encourage them to continue in the service of the Company and with a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

Administration

The LDC Committee shall administer the 2012 Stock Plan in accordance with its terms. The LDC Committee has full discretionary authority to administer the plan, including without limitation the authority to (1) designate the employees and consultants of the Company and members of the board of directors who shall be granted incentive awards under the plan and the amount, type and other terms and conditions of such incentive awards and (2) interpret and construe any and all provisions of the plan and the terms of any incentive award (and any agreement evidencing the grant of an incentive award). The LDC Committee may exercise all discretion granted to it under the 2012 Stock Plan in a non-uniform manner among participants. The LDC Committee may delegate to a subcommittee of one or more members of the board of directors or employees of the Company the authority to grant incentive awards, subject to such limitations as the LDC Committee shall specify and to the requirements of applicable law.

Eligibility

Any employee or consultant of, or person who renders services directly or indirectly to, the Company and any member of the board of directors is eligible for selection by the LDC Committee to receive an incentive award under the 2012 Stock Plan (such a person who is selected to receive an incentive award is referred to herein as a participant). As of March 31, 2012, the Company had approximately 33,077 employees, approximately 4,456 consultants, and 10 members of the board of directors (including three employee directors).

Shares Subject to the Plan

The maximum number of shares of Class C capital stock that may be covered by incentive awards granted under the 2012 Stock Plan shall not exceed 30,000,000 shares in the aggregate. The maximum number of shares of Class C capital stock that may be covered by incentive awards granted under the 2012 Stock Plan that are intended be incentive stock options (ISOs) shall not exceed 30,000,000 shares in the aggregate. For purposes of these limitations, shares of Class C capital stock shall only be counted as used to the extent that they are actually issued and delivered to a participant (or such participant’s permitted transferees as described in the plan) pursuant to the plan. Accordingly, if an incentive award is settled for cash or if shares of Class C capital stock are withheld to pay the exercise price of a stock option or to satisfy any tax withholding requirement in connection with an incentive award, only the shares issued (if any), net of the shares withheld, will be deemed delivered for purposes of determining the number of shares of Class C capital stock that are available for delivery under the plan. In addition, shares of Class C capital stock related to incentive awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the plan. In addition, if shares of Class C capital stock owned by a participant (or such participant’s permitted transferees as described in the plan) are tendered (either actually or through attestation) to Google in payment of any obligation in connection with an incentive award, the number of shares tendered shall be added to the number of shares of Class C capital stock that are available for delivery under the plan. Notwithstanding anything to the contrary herein, shares of Class C capital stock attributable to incentive awards transferred under any incentive award transfer program (as described below) shall not again be available for delivery under the plan. As of the date of this proxy statement, the market price of a share of Class C capital stock is not determinable because there are no such shares outstanding.

Award Types

The 2012 Stock Plan permits grants of the following types of incentive awards subject to such terms and conditions as the LDC Committee shall determine, consistent with the terms of the plan: (1) stock options, including stock options intended to qualify as ISOs, (2) other stock-based awards, including in the form of stock appreciation rights, phantom stock, restricted stock, restricted stock units, performance shares, deferred share units or share-denominated performance units, and (3) cash awards. Subject to the terms and conditions set forth in the 2012 Stock Plan, incentive awards may be settled in cash or shares of Class C capital stock and may be subject to performance-based and/or service-based conditions. Cash awards shall, and all other incentive awards may, be designed to qualify as “performance-based compensation” within the meaning of Section 162(m) (Performance-Based Compensation).

Stock Options

The 2012 Stock Plan permits the LDC Committee to grant stock options, including ISOs, which are stock options that are designated by the LDC Committee as incentive stock options and which meet the applicable requirements of incentive stock options pursuant to Section 422 of the Code, subject to certain terms and conditions.

Exercise Price. The exercise price per share of Class C capital stock covered by a stock option shall not be less than 100% of the fair market value of a share of Class C capital stock on the date on which such stock option is granted. For this purpose, fair market value (Fair Market Value) is determined as being equal to the closing sales price on the date of grant or, if not so reported for such day, the immediately preceding business day, of a share of Class C capital stock as reported on the principal securities exchange on which shares of Class C capital stock are listed and admitted to trading.

Terms Applicable to Stock Options. A stock option granted to a participant under the 2012 Stock Plan allows a participant to purchase up to a specified total number of shares of Class C capital stock at a specified exercise price per share during specified time periods, each as determined by the LDC Committee in its discretion, provided that no stock option may have a term of longer than ten (10) years.

Additional Terms for ISOs. Stock options granted under the 2012 Stock Plan that are intended to qualify as ISOs are subject to certain additional terms and conditions as set forth in the plan, including: (1) each stock option that is intended to qualify as an ISO must be designated as an ISO in the agreement evidencing its grant, (2) ISOs may only be granted to individuals who are employees of the Company, (3) the aggregate Fair Market Value (determined as of the date of grant of the ISOs) of the number of shares of Class C capital stock with respect to which ISOs are exercisable for the first time by any participant during any calendar year under all plans of the Company cannot not exceed $100,000, or such other maximum amount as is then applicable under Section 422 of the Code, and (4) no ISO may be granted to a person who, at the time of the proposed grant, owns (or is deemed to own under the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of common stock of the Company unless (a) the exercise price of such ISO is at least one hundred ten percent (110%) of the Fair Market Value of a share of Class C capital stock at the time such ISO is granted and (b) such ISO is not exercisable after the expiration of five years from the date it is granted. Any stock option granted under the 2012 Stock Plan that is designated as an ISO but for any reason fails to meet the requirements of an ISO shall be treated under the plan as a nonstatutory stock option.

Repricing Permitted. The 2012 Stock Plan permits Google to reprice any stock option granted under the plan without the approval of the stockholders of Google. For this purpose, “reprice” means (1) any of the following or any other action that has the same effect: (a) lowering the exercise price of a stock option after it is granted, (b) any other action that is treated as a repricing under GAAP, or (c) cancelling a stock option at a time when its exercise price exceeds the fair market value of the underlying Class C capital stock, in exchange for another stock option, restricted stock, or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (2) any other action that is considered to be a repricing under formal or informal guidance issued by NASDAQ.

Performance-Based Awards

The LDC Committee may grant incentive awards that are intended to qualify as Performance-Based Compensation pursuant to the 2012 Stock Plan. Unless otherwise specified in the agreement evidencing the grant of an incentive award that is intended to qualify as Performance-Based Compensation, the LDC Committee may, in its discretion, reduce or eliminate the amount payable to any participant with respect to the incentive award, based on such factors as the LDC Committee may deem relevant, but the LDC Committee may not increase any such amount above the amount established in accordance with the relevant objective performance formula applicable to the incentive award. For purposes of clarity, the LDC Committee may exercise the discretion provided by the foregoing sentence in a non-uniform manner among participants.

The performance goals upon which the payment or vesting of any incentive award (other than stock options and stock appreciation rights) that is intended to qualify as Performance-Based Compensation depends shall relate to one or more of the following performance measures: market price of Class C capital stock, earnings per share of Class C capital stock, income, net income or profit (before or after taxes), economic profit, operating income, operating margin, profit margin, gross margins, return on equity or stockholder equity, total shareholder return, market capitalization, enterprise value, cash flow (including but not limited to operating cash flow and free cash flow), cash position, return on assets or net assets, return on capital, return on invested capital, return on sales, stockholder returns, economic value added, cash value added, earnings or net earnings (before or after interest, taxes, depreciation and amortization), earnings from continuing operations, operating earnings, controllable profits, sales or revenues, sales growth, new orders, capital or investment, ratio of debt to debt plus equity, ratio of operating earnings to capital spending, new product innovation, product release schedules or ship targets, market share, cost reduction goals, inventory or supply chain management initiatives, budget comparisons, implementation or completion of specified projects or processes, customer satisfaction MBOs (management by objectives), productivity, expense, margins, operating efficiency, working capital, the formation of joint ventures, research or development collaborations, or the completion of other transactions, any other measure of financial performance that can be determined pursuant to GAAP, or any combination of any of the foregoing.

A performance goal (1) may relate to the performance of the participant, Google, a subsidiary of Google, the Company, any business group, business unit or other subdivision of the Company, or any combination of the foregoing, as the LDC Committee deems appropriate and (2) may be expressed as an amount, as an increase or decrease over a specified period, as a relative comparison to the performance of a group of comparator companies or a published or special index, or any other external measure of the selected performance criteria, as the LDC Committee deems appropriate. The measurement of any performance goal may exclude the impact of unusual, non-recurring or extraordinary items or expenses; items relating to financing activities; charges for restructurings or productivity initiatives; other non-operating items; discontinued operations; items related to the disposal of a business or segment of a business; the cumulative effect of changes in accounting treatment; items related to a change in accounting principle; items related to changes in applicable laws or business conditions; any impact of impairment of tangible or intangible assets; any impact of the issuance or repurchase of equity securities and or other changes in the number of outstanding shares of any class of Google equity securities; any gain, loss, income or expense attributable to acquisitions or dispositions of stock or assets; items attributable to the business operations of any entity acquired by Google during a performance period; stock-based compensation expense; in-process research and development expense; future contributions to the Google Foundation; gain or loss from all or certain claims and/or litigation and insurance recoveries; items that are outside the scope of Google’s core, on-going business activities; and any other items, each determined in accordance with GAAP and as identified in Google’s audited financial statements, including the notes thereto.

Within ninety (90) days after the beginning of a performance period for an incentive award intended to qualify as Performance-Based Compensation, and in any case before twenty-five percent (25%) of the performance period has elapsed, the LDC Committee shall establish written, objective performance goals for the incentive awards to be earned over the performance period. Performance periods may be overlapping.

The maximum number of shares of Class C capital stock that may be covered by incentive awards intended to qualify as Performance-Based Compensation that are granted to any one participant who is an executive officer of Google in any calendar year shall not exceed 1,000,000 shares. The amount payable to any executive officer of Google with respect to any calendar year for all cash incentive awards shall not exceed $100 million. For this purpose, “amount payable with respect to any calendar year” means the amount of cash, or value of other property, required to be paid based on the achievement of applicable performance goals during a performance period that ends in a calendar year, disregarding any deferral pursuant to the terms of a deferred compensation plan unless the terms of the deferral are intended to comply with the requirements for Performance-Based Compensation.

For purposes of clarity, the foregoing provisions described in this section apply only to incentive awards granted under the 2012 Stock Plan that are intended to qualify as Performance-Based Compensation and do not limit the LDC Committee’s discretion to determine the terms and conditions of performance-based incentive awards granted under the 2012 Stock Plan that are not intended to qualify as Performance-Based Compensation. In addition, the LDC Committee may, subject to the terms of the 2012 Stock Plan, amend previously granted incentive awards in a way that disqualifies them as Performance-Based Compensation.

Incentive Award Transfer Program

Each of the board of the directors and the LDC Committee has the authority under the 2012 Stock Plan to implement a program which would permit participants the opportunity to transfer any outstanding incentive awards to a financial institution or other person selected by the board of directors or the LDC Committee.

Amendment and Termination

The board of directors may at any time suspend or discontinue the 2012 Stock Plan or revise or amend the plan in any respect whatsoever, provided that to the extent that any applicable law, tax requirement, or rule of a stock exchange requires stockholder approval in order for any such revision or amendment to be effective, such revision or amendment shall not be effective without such approval. Except as expressly provided in the plan, no action under the plan may, without the consent of a participant, reduce the participant’s rights under any previously granted and outstanding incentive award.

Adjustments Upon Certain Changes

The 2012 Stock Plan includes provisions that require or permit the LDC Committee to make certain adjustments upon the occurrence of specified events, including provisions that provide as follows: (1) upon the occurrence of certain events effecting the capitalization of Google such as a recapitalization or stock split, the LDC Committee shall make appropriate adjustments in the type and maximum number of shares available for issuance under the plan and the limits described above for ISOs and for incentive awards intended to be Performance-Based Compensation that are granted to executive officers of Google, (2) in the event of an increase or decrease in the number or type of issued shares of common stock of Google without receipt or payment of consideration by the Company, the LDC Committee shall appropriately adjust the type or number of shares subject to each outstanding incentive award and the exercise price per share, if any, of shares subject to each such incentive award, (3) in the event of a merger or similar transaction as a result of which the holders of shares of Class C capital stock receive consideration consisting exclusively of securities of the surviving corporation in such transaction, the LDC Committee shall appropriately adjust each outstanding incentive award so that it pertains and applies to the securities which a holder of the number of shares of Class C capital stock subject to such incentive award would have received in such transaction, and (4) upon the occurrence of certain specified extraordinary corporate transactions, such as a dissolution or liquidation of Google, sale of all or substantially all of the Company’s assets, and certain mergers involving Google, and upon any other corporate change, including but not limited to the sale of a subsidiary or business unit, the LDC Committee has discretion to make certain adjustments to outstanding incentive awards, cancel outstanding incentive awards and provide for cash payments to participants in consideration of such cancellation, or provide for the exchange of outstanding incentive awards.

Summary of Federal Income Tax Consequences of Awards

ISOs. An participant who is granted an ISO does not recognize taxable income at the time the ISO is granted or upon its exercise, but the excess of the aggregate fair market value of the shares acquired on the exercise date (ISO shares) over the aggregate exercise price paid by the participant is included in the participant’s income for alternative minimum tax purposes. Upon a disposition of the ISO shares more than two years after grant of the ISOs and one year after exercise of the ISOs, any gain or loss is treated as long-term capital gain or loss. In such case, Google would not be entitled to a deduction. If the participant sells the ISO shares prior to the expiration of these holding periods, the participant recognizes ordinary income at the time of disposition equal to the excess if any, of the lesser of (1) the aggregate fair market value of the ISO shares at the date of exercise and (2) the amount received for the ISO shares, over the aggregate exercise price previously paid by the participant. Any gain or loss recognized on such a premature disposition of the ISO shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the participant prior to the sale. The amount of ordinary income recognized by the participant is subject to payroll taxes. Google is entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income.

Nonstatutory Stock Options. A participant who is granted a stock option that is not an ISO (a nonstatutory stock option) does not recognize any taxable income at the time of grant. Upon exercise, the participant recognizes taxable income in an amount equal to the aggregate fair market value of the shares subject to the nonstatutory stock options over the aggregate exercise price of such shares. Any taxable income recognized in connection with the exercise of nonstatutory stock options by an employee is subject to payroll taxes. Google is entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income. The participant’s basis in the option shares will be increased by the amount of ordinary income recognized. Upon the sale of the shares issued upon exercise of the nonstatutory stock options, any further gain or loss recognized will be treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the participant prior to the sale.

Restricted Stock and Restricted Stock Units. A participant will not recognize income at the time a restricted stock award is granted. When the restrictions lapse with regard to any installment of restricted stock, the participant will recognize ordinary income in an amount equal to the fair market value of the shares with respect to which the restrictions lapse, unless the participant elected to realize ordinary income in the year the award is granted in an amount equal to the fair market value of the restricted stock awarded, determined without regard to the restrictions. A participant will not recognize income at the time an award of restricted stock units (GSUs) is granted. The participant will recognize ordinary income at the time the GSUs vest, in an amount equal to the cash paid or to be paid or the fair market value of the shares delivered or to be delivered. The amount of ordinary income recognized by the participant is subject to payroll taxes. Google is entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income.

Performance-Based Awards. A participant will not recognize income at the time of grant of a performance-based award. The participant will recognize ordinary income at the time the performance-based award vests in an amount equal to the dollar amount, or the fair market value of the shares of Class C capital stock, subject to the award. The amount of ordinary income recognized by the participant is subject to payroll taxes. Google is entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income.

Section 162(m) Compensation Deduction Limitation. In general, Section 162(m) limits Google’s compensation deduction to $1,000,000 paid in any tax year to any “covered employee” as defined under Section 162(m). This deduction limitation does not apply to certain types of compensation, including Performance-Based Compensation. The terms of the 2012 Stock Plan permit, but do not require, Google to grant performance-based awards under the plan that meet the requirements of Performance-Based Compensation so that such awards will be deductible by Google for federal income tax purposes.

New Plan Benefits

As of the date of this proxy statement, no awards have been made under the 2012 Stock Plan. The benefits or amounts that will be received by or allocated to each named executive officer, all current executive officers as a group, all directors who are not executive officers as a group, and all employees who are not executive officers as a group under the 2012 Stock Plan, as well as the benefits or amounts that would have been so received or allocated had the 2012 Stock Plan been in effect in 2011, are not presently determinable.

Required Vote

Approval of the 2012 Stock Plan requires the affirmative “FOR” vote of the holders of a majority of the voting power of Google’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “FOR” approval of the 2012 Stock Plan.

Google Recommendation

We believe strongly that the approval of the 2012 Stock Plan is essential to our continued success. Our employees are among our most valuable assets. Stock options and other awards such as those provided under the 2012 Stock Plan are vital to our ability to attract and retain outstanding and highly skilled individuals. Such awards also are crucial to our ability to motivate employees to achieve our goals. For the reasons stated above the stockholders are being asked to approve the 2012 Stock Plan.

Our board of directors recommends a vote FOR the approval of the 2012 Stock Plan.

* * * * *

PROPOSAL NUMBER 5

APPROVAL OF GOOGLE’S 2012 INCENTIVE COMPENSATION PLAN FOR

EMPLOYEES AND CONSULTANTS OF MOTOROLA MOBILITY

In April 2012, our board of directors approved the Google Inc. 2012 Incentive Compensation Plan for Employees and Consultants of Motorola Mobility (2012 Incentive Plan or plan), subject to the approval of our stockholders at the 2012 Annual Meeting. We are submitting the 2012 Incentive Plan to our stockholders for approval in order to satisfy (1) applicable Listing Rules of NASDAQ and (2) the stockholder approval requirement under Section 162(m).

The 2012 Incentive Plan shall become effective upon the later of (a) the date that stockholders approve the plan and (b) the closing of Google’s acquisition of Motorola Mobility Holdings, Inc. (together with its subsidiaries, Motorola Mobility) pursuant to the terms of the Agreement and Plan of Merger by and among Google, RB98 Inc. and Motorola Mobility dated as of August 15, 2011 (the Motorola Mobility Closing). If the Motorola Mobility Closing does not occur, the plan shall automatically terminate, Google shall have no further obligations with respect to the plan and the provisions of the plan shall be of no further force or effect.

Summary of the 2012 Incentive Plan

The material features of the 2012 Incentive Plan are summarized below. This summary is qualified in its entirety by reference to the full text of the 2012 Incentive Plan, which is set forth in Appendix C to this proxy statement.

Purpose

The 2012 Incentive Plan is intended to promote the interests of the Company and its stockholders by providing the employees and consultants of Motorola Mobility with incentives and rewards to encourage them to continue in the service of the Company and with a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

Administration

The LDC Committee shall administer the 2012 Incentive Plan in accordance with its terms. The LDC Committee has full discretionary authority to administer the plan, including without limitation the authority to (1) designate the employees and consultants of Motorola Mobility who shall be granted incentive awards under the plan and the amount, type and other terms and conditions of such incentive awards and (2) interpret and construe any and all provisions of the plan and the terms of any incentive award (and any agreement evidencing the grant of an incentive award). The LDC Committee may exercise all discretion granted to it under the 2012 Incentive Plan in a non-uniform manner among participants. The LDC Committee may delegate to a subcommittee of one or more members of the board of directors or employees of the Company the authority to grant incentive awards, subject to such limitations as the LDC Committee shall specify and to the requirements of applicable law.

Eligibility

Any employee or consultant of, or person who renders services directly or indirectly to, Motorola Mobility is eligible for selection by the LDC Committee to receive an incentive award under the 2012 Incentive Plan (such a person who is selected to receive an incentive award is referred to herein as a participant). As of March 31, 2012, Motorola Mobility had approximately 20,000 employees and approximately 12,000 consultants.

Shares Subject to the Plan

The maximum number of shares of Class C capital stock that may be covered by incentive awards granted under the 2012 Incentive Plan shall not exceed 2,000,000 shares in the aggregate. The maximum number of shares of Class C capital stock that may be covered by incentive awards granted under the 2012 Incentive Plan that are intended be ISOs shall not exceed 2,000,000 shares in the aggregate. For purposes of these limitations, shares of Class C capital stock shall only be counted as used to the extent that they are actually issued and delivered to a participant (or such participant’s permitted transferees as described in the plan) pursuant to the plan. Accordingly, if an incentive award is settled for cash or if shares of Class C capital stock are withheld to pay the exercise price of a stock option or to satisfy any tax withholding requirement in connection with an incentive award, only the shares issued (if any), net of the shares withheld, will be deemed delivered for purposes of determining the number of shares of Class C capital stock that are available for delivery under the plan. In addition, shares of Class C capital stock related to incentive awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the plan. In addition, if shares of Class C capital stock owned by a participant (or such participant’s permitted transferees as described in the plan) are tendered (either actually or through attestation) to Google in payment of any obligation in connection with an incentive award, the number of shares tendered shall be added to the number of shares of Class C capital stock that are available for delivery under the plan. As of the date of this proxy statement, the market price of a share of Class C capital stock is not determinable because there are no such shares outstanding.

Award Types

The 2012 Incentive Plan permits grants of the following types of incentive awards subject to such terms and conditions as the LDC Committee shall determine, consistent with the terms of the plan: (1) stock options, including stock options intended to qualify as ISOs, (2) other stock-based awards, including in the form of stock appreciation rights, phantom stock, restricted stock, restricted stock units, performance shares, deferred share units or share-denominated performance units, and (3) cash awards. Subject to the terms and conditions set forth in the 2012 Incentive Plan, incentive awards may be settled in cash or shares of Class C capital stock and may be subject to performance-based and/or service-based conditions. Cash awards shall, and all other incentive awards may, be designed to qualify as Performance-Based Compensation.

Stock Options

The 2012 Incentive Plan permits the LDC Committee to grant stock options, including ISOs, which are stock options that are designated by the LDC Committee as incentive stock options and which meet the applicable requirements of incentive stock options pursuant to Section 422 of the Code, subject to certain terms and conditions.

Exercise Price. The exercise price per share of Class C capital stock covered by a stock option shall not be less than 100% of the fair market value of a share of Class C capital stock on the date on which such stock option is granted. For this purpose, fair market value (Fair Market Value) is determined as being equal to the closing sales price on the date of grant or, if not so reported for such day, the immediately preceding business day, of a share of Class C capital stock as reported on the principal securities exchange on which shares of Class C capital stock are listed and admitted to trading.

Terms Applicable to Stock Options. A stock option granted to a participant under the 2012 Incentive Plan allows a participant to purchase up to a specified total number of shares of Class C capital stock at a specified exercise price per share during specified time periods, each as determined by the LDC Committee in its discretion, provided that no stock option may have a term of longer than ten (10) years.

Additional Terms for ISOs. Stock options granted under the 2012 Incentive Plan that are intended to qualify as ISOs are subject to certain additional terms and conditions as set forth in the plan, including: (1) each stock option that is intended to qualify as an ISO must be designated as an ISO in the agreement evidencing its grant, (2) ISOs may only be granted to individuals who are employees of the Company, (3) the aggregate Fair Market Value (determined as of the date of grant of the ISOs) of the number of shares of Class C capital stock with respect to which ISOs are exercisable for the first time by any participant during any calendar year under all plans of the

Company cannot not exceed $100,000, or such other maximum amount as is then applicable under Section 422 of the Code, and (4) no ISO may be granted to a person who, at the time of the proposed grant, owns (or is deemed to own under the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of common stock of the Company unless (a) the exercise price of such ISO is at least one hundred ten percent (110%) of the Fair Market Value of a share of Class C capital stock at the time such ISO is granted and (b) such ISO is not exercisable after the expiration of five years from the date it is granted. Any stock option granted under the 2012 Incentive Plan that is designated as an ISO but for any reason fails to meet the requirements of an ISO shall be treated under the plan as a nonstatutory stock option.

Repricing Permitted. The 2012 Incentive Plan permits Google to reprice any stock option granted under the plan without the approval of the stockholders of Google. For this purpose, “reprice” means (1) any of the following or any other action that has the same effect: (a) lowering the exercise price of a stock option after it is granted, (b) any other action that is treated as a repricing under GAAP, or (c) cancelling a stock option at a time when its exercise price exceeds the fair market value of the underlying Class C capital stock, in exchange for another stock option, restricted stock, or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (2) any other action that is considered to be a repricing under formal or informal guidance issued by NASDAQ.

Performance-Based Awards

The LDC Committee may grant incentive awards that are intended to qualify as Performance-Based Compensation pursuant to the 2012 Incentive Plan. Unless otherwise specified in the agreement evidencing the grant of an incentive award that is intended to qualify as Performance-Based Compensation, the LDC Committee may, in its discretion, reduce or eliminate the amount payable to any participant with respect to the incentive award, based on such factors as the LDC Committee may deem relevant, but the LDC Committee may not increase any such amount above the amount established in accordance with the relevant objective performance formula applicable to the incentive award. For purposes of clarity, the LDC Committee may exercise the discretion provided by the foregoing sentence in a non-uniform manner among participants.

The performance goals upon which the payment or vesting of any incentive award (other than stock options and stock appreciation rights) that is intended to qualify as Performance-Based Compensation depends shall relate to one or more of the following performance measures: market price of Class C capital stock, earnings per share of Class C capital stock, income, net income or profit (before or after taxes), economic profit, operating income, operating margin, profit margin, gross margins, return on equity or stockholder equity, total shareholder return, market capitalization, enterprise value, cash flow (including but not limited to operating cash flow and free cash flow), cash position, return on assets or net assets, return on capital, return on invested capital, return on sales, stockholder returns, economic value added, cash value added, earnings or net earnings (before or after interest, taxes, depreciation and amortization), earnings from continuing operations, operating earnings, controllable profits, sales or revenues, sales growth, new orders, capital or investment, ratio of debt to debt plus equity, ratio of operating earnings to capital spending, new product innovation, product release schedules or ship targets, market share, cost reduction goals, inventory or supply chain management initiatives, budget comparisons, implementation or completion of specified projects or processes, customer satisfaction MBOs (management by objectives), productivity, expense, margins, operating efficiency, working capital, the formation of joint ventures, research or development collaborations, or the completion of other transactions, any other measure of financial performance that can be determined pursuant to GAAP, or any combination of any of the foregoing.

A performance goal (1) may relate to the performance of the participant, Motorola Mobility, Google, a subsidiary of Google, the Company, any business group, business unit or other subdivision of the Company, or any combination of the foregoing, as the LDC Committee deems appropriate and (2) may be expressed as an amount, as an increase or decrease over a specified period, as a relative comparison to the performance of a group of comparator companies or a published or special index, or any other external measure of the selected performance criteria, as the LDC Committee deems appropriate. The measurement of any performance goal may exclude the impact of unusual, non-recurring or extraordinary items or expenses; items relating to financing activities; charges for restructurings or productivity initiatives; other non-operating items; discontinued operations; items related to the disposal of a business or segment of a business; the cumulative effect of changes in accounting treatment; items related to a change in accounting principle; items related to changes in applicable laws or business conditions; any impact of impairment of tangible or intangible assets; any impact of the issuance or repurchase of equity securities and or other changes in the number of outstanding shares of any class of Google equity securities; any gain, loss, income or expense attributable to acquisitions or dispositions of stock or assets; items attributable to the business operations of any entity acquired by Google during a performance period; stock-based compensation expense; in-process research and development expense; future contributions to the Google Foundation; gain or loss from all or certain claims and/or litigation and insurance recoveries; items that are outside the scope of Google’s or Motorola Mobility’s core, on-going business activities; and any other items, each determined in accordance with GAAP and as identified in Google’s audited financial statements, including the notes thereto.

Within ninety (90) days after the beginning of a performance period for an incentive award intended to qualify as Performance-Based Compensation, and in any case before twenty-five percent (25%) of the performance period has elapsed, the LDC Committee shall establish written, objective performance goals for the incentive awards to be earned over the performance period. Performance periods may be overlapping.

The maximum number of shares of Class C capital stock that may be covered by incentive awards intended to qualify as Performance-Based Compensation that are granted to any one participant who is an executive officer of Google in any calendar year shall not exceed 1,000,000 shares. The amount payable to any executive officer of Google with respect to any calendar year for all cash incentive awards shall not exceed $100 million. For this purpose, “amount payable with respect to any calendar year” means the amount of cash, or value of other property, required to be paid based on the achievement of applicable performance goals during a performance period that ends in a calendar year, disregarding any deferral pursuant to the terms of a deferred compensation plan unless the terms of the deferral are intended to comply with the requirements for Performance-Based Compensation.

For purposes of clarity, the foregoing provisions described in this section apply only to incentive awards granted under the 2012 Incentive Plan that are intended to qualify as Performance-Based Compensation and do not limit the LDC Committee’s discretion to determine the terms and conditions of performance-based incentive awards granted under the 2012 Incentive Plan that are not intended to qualify as Performance-Based Compensation. In addition, the LDC Committee may, subject to the terms of the 2012 Incentive Plan, amend previously granted incentive awards in a way that disqualifies them as Performance-Based Compensation.

Amendment and Termination

The board of directors may at any time suspend or discontinue the 2012 Incentive Plan or revise or amend the plan in any respect whatsoever, provided that to the extent that any applicable law, tax requirement, or rule of a stock exchange requires stockholder approval in order for any such revision or amendment to be effective, such revision or amendment shall not be effective without such approval. Except as expressly provided in the plan, no action under the plan may, without the consent of a participant, reduce the participant’s rights under any previously granted and outstanding incentive award.

Adjustments Upon Certain Changes

The 2012 Incentive Plan includes provisions that require or permit the LDC Committee to make certain adjustments upon the occurrence of specified events, including provisions that provide as follows: (1) upon the occurrence of certain events effecting the capitalization of Google such as a recapitalization or stock split, the LDC Committee shall make appropriate adjustments in the type and maximum number of shares available for issuance under the plan and the limits described above for ISOs and for incentive awards intended to be Performance-Based Compensation that are granted to executive officers of Google, (2) in the event of an increase or decrease in the number or type of issued shares of common stock of Google without receipt or payment of consideration by the Company, the LDC Committee shall appropriately adjust the type or number of shares subject to each outstanding incentive award and the exercise price per share, if any, of shares subject to each such incentive award, (3) in the event of a merger or similar transaction as a result of which the holders of shares of Class C capital stock receive consideration consisting exclusively of securities of the surviving corporation in such transaction, the LDC Committee shall appropriately adjust each outstanding incentive award so that it pertains and applies to the securities which a holder of the number of shares of Class C capital stock subject to such incentive award would have received in such transaction, and (4) upon the occurrence of certain specified extraordinary corporate transactions, such as a dissolution or liquidation of Google, sale of all or substantially all of the Company’s assets, and certain mergers involving Google, and upon any other corporate change, including but not limited to the sale of a subsidiary or business unit, the LDC Committee has discretion to make certain adjustments to outstanding incentive awards, cancel outstanding incentive awards and provide for cash payments to participants in consideration of such cancellation, or provide for the exchange of outstanding incentive awards.

Summary of Federal Income Tax Consequences of Awards

ISOs. An participant who is granted an ISO does not recognize taxable income at the time the ISO is granted or upon its exercise, but the excess of the aggregate fair market value of the shares acquired on the exercise date (ISO shares) over the aggregate exercise price paid by the participant is included in the participant’s income for alternative minimum tax purposes. Upon a disposition of the ISO shares more than two years after grant of the ISOs and one year after exercise of the ISOs, any gain or loss is treated as long-term capital gain or loss. In such case, Google would not be entitled to a deduction. If the participant sells the ISO shares prior to the expiration of these holding periods, the participant recognizes ordinary income at the time of disposition equal to the excess if any, of the lesser of (1) the aggregate fair market value of the ISO shares at the date of exercise and (2) the amount received for the ISO shares, over the aggregate exercise price previously paid by the participant. Any gain or loss recognized on such a premature disposition of the ISO shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the participant prior to the sale. The amount of ordinary income recognized by the participant is subject to payroll taxes. Google is entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income.

Nonstatutory Stock Options. A participant who is granted a stock option that is not an ISO (a nonstatutory stock option) does not recognize any taxable income at the time of grant. Upon exercise, the participant recognizes taxable income in an amount equal to the aggregate fair market value of the shares subject to the nonstatutory stock options over the aggregate exercise price of such shares. Any taxable income recognized in connection with the exercise of nonstatutory stock options by an employee is subject to payroll taxes. Google is entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income. The participant’s basis in the option shares will be increased by the amount of ordinary income recognized. Upon the sale of the shares issued upon exercise of the nonstatutory stock options, any further gain or loss recognized will be treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the participant prior to the sale.

Restricted Stock and Restricted Stock Units. A participant will not recognize income at the time a restricted stock award is granted. When the restrictions lapse with regard to any installment of restricted stock, the participant will recognize ordinary income in an amount equal to the fair market value of the shares with respect to which the restrictions lapse, unless the participant elected to realize ordinary income in the year the award is granted in an amount equal to the fair market value of the restricted stock awarded, determined without regard to the restrictions. A participant will not recognize income at the time an award of restricted stock units (GSUs) is granted. The participant will recognize ordinary income at the time the GSUs vest, in an amount equal to the cash paid or to be paid or the fair market value of the shares delivered or to be delivered. The amount of ordinary income recognized by the participant is subject to payroll taxes. Google is entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income.

Performance-Based Awards. A participant will not recognize income at the time of grant of a performance-based award. The participant will recognize ordinary income at the time the performance-based award vests in an amount equal to the dollar amount, or the fair market value of the shares of Class C capital stock, subject to the award. The amount of ordinary income recognized by the participant is subject to payroll taxes. Google is entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income.

Section 162(m) Compensation Deduction Limitation. In general, Section 162(m) limits Google’s compensation deduction to $1,000,000 paid in any tax year to any “covered employee” as defined under Section 162(m). This deduction limitation does not apply to certain types of compensation, including Performance-Based Compensation. The terms of the 2012 Incentive Plan permit, but do not require, Google to grant performance-based awards under the plan that meet the requirements of Performance-Based Compensation so that such awards will be deductible by Google for federal income tax purposes.

New Plan Benefits

As of the date of this proxy statement, no awards have been made under the 2012 Incentive Plan. The benefits or amounts that will be received by or allocated to each named executive officer, all current executive officers as a group, and all employees who are not executive officers as a group under the 2012 Incentive Plan, as well as the benefits or amounts that would have been so received or allocated had the 2012 Incentive Plan been in effect in 2011, are not presently determinable. Directors who are not executive officers are not eligible to participate in the 2012 Incentive Plan.

Required Vote

Approval of Google’s 2012 Incentive Compensation Plan for Employees and Consultants of Motorola Mobility requires the affirmative “FOR” vote of the holders of a majority of the voting power of Google’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “FOR” the approval of Google’s 2012 Incentive Compensation Plan for Employees and Consultants of Motorola Mobility.

Google Recommendation

We believe strongly that the approval of Google’s 2012 Incentive Compensation Plan for Employees and Consultants of Motorola Mobility is essential to our continued success. Our employees are among our most valuable assets. Stock options and other awards such as those provided under the 2012 Incentive Compensation Plan for Employees and Consultants of Motorola Mobility are vital to our ability to attract and retain outstanding and highly skilled individuals. Such awards also are crucial to our ability to motivate employees to achieve our goals. For the reasons stated above the stockholders are being asked to approve Google’s 2012 Incentive Compensation Plan for Employees and Consultants of Motorola Mobility.

Our board of directors recommends a vote “FOR” the approval of Google’s 2012 Incentive Compensation Plan for Employees and Consultants of Motorola Mobility.

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STOCKHOLDER PROPOSALS

Proposal Numbers 6-8 are proposals we received from our stockholders. If the proponents of these proposals, or representatives who are qualified under state law, are present at our Annual Meeting and submit the proposals for a vote, then the proposals will be voted upon. The stockholder proposals, including any supporting statements, are included exactly as submitted to us by the proponents of these proposals. The board of directors’ recommendation on each proposal is presented immediately following the proposal. We will promptly provide you with the address, and, to our knowledge, the number of voting securities held by the proponents of the stockholder proposals, upon receiving a written request directed to:

Google Inc.

Attn: Corporate Secretary

1600 Amphitheatre Parkway

Mountain View, CA 94043

Email: corporatesecretary@google.com

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PROPOSAL NUMBER 6

STOCKHOLDER PROPOSAL

REGARDING AN ADVISORY VOTE ON POLITICAL CONTRIBUTIONS

NorthStar Asset Management, Inc. Funded Pension Plan has advised us that it intends to submit the proposal set forth below for consideration at our Annual Meeting.

Say on Political Contributions

Whereas, the Supreme Court ruling in Citizens United v. Federal Election Commission interpreted the First Amendment right of freedom of speech to include certain corporate political expenditures involving “electioneering communications,” striking down elements of the previously well-established McCain-Feingold law, and resulting in greater public and shareholder concern about corporate political spending;

Whereas, proponents believe Google Inc. should establish policies that minimize risk to the firm’s reputation and brand through possible future missteps in corporate political contributions;

Whereas, in July 2010 Target Corporation donated $150,000 to the political group Minnesota Forward, which was followed by a national controversy with demonstrations, petitions, threatened boycotts and considerable negative publicity;

Whereas, Google’s website states that “at Google, we’ve worked hard to minimize the environmental impact of our services... If you add in our renewable energy and offsets, our footprint is zero.” Yet since 2009, Google Inc. NETPAC (NETPAC) designated 28% of its contributions to politicians voting against the American Clean Energy and Security Act of 2009 (H.R. 2454) and voting to deregulate greenhouse gases (H.R. 910).

Whereas, Google Inc. has a firm nondiscrimination policy which states that “we strictly prohibit unlawful discrimination or harassment of any kind...on the basis of…sex, gender identity or expression, age, marital status…or any other characteristics protected by law.” Furthermore, “the Google Code of Conduct is...built around the recognition that everything we do in connection with our work at Google will be, and should be, measured against the highest possible standards of ethical business conduct.” Yet since 2009, NETPAC designated more than 40% of its contributions to politicians voting against hate crimes legislation and the repeal of Don’t Ask Don’t Tell, and/or sponsoring the Federal Marriage Amendment Act, which would eliminate same sex marriage across the nation.

Resolved: Shareholders recommend that the Board of Directors adopt a policy under which the proxy statement for each annual meeting will contain a proposal on electioneering and political contributions and communications describing:

•	the Company’s and NETPAC’s policies on electioneering and political contributions and communications,

•	any electioneering and political contributions and communications expenditures known to be anticipated during the forthcoming fiscal year,

•	the total amount of such anticipated expenditures,

•	a list of specific electioneering and political contributions and communications expenditures made in the prior fiscal year,

•	management’s analysis of the congruency with company values and policies of those political and electioneering policies, and of resultant expenditures for the prior year and the forthcoming year,

•	and providing an advisory shareholder vote on those policies and future plans.

Supporting Statement

Proponents recommend that the annual proposal contain management’s analysis of risks to our company’s brand, reputation, or shareholder value. “Expenditures for electioneering communications” means spending directly, or through a third party, at any time during the year, on printed, internet or broadcast communications, which are reasonably susceptible to interpretation as in support of or opposition to a specific candidate.

Google Opposing Statement

As a global technology leader focusing on improving the ways people connect with information, we are committed to transparency in all areas of our business, including our public policy activities and political contributions.

Our public policy team works in compliance with the Google Code of Conduct, which applies to all of our employees. In accordance with U.S. campaign finance law, we do not use our corporate funds for political contributions to federal candidates or committees, nor do we contribute corporate funds to trade associations supporting such candidates or committees.

The Google Inc. NetPAC, a political action committee (PAC), is a transparent and lawfully regulated mechanism for our employees to pool their resources to support federal candidates. We created the Google NetPAC in late 2006 to support officeholders and candidates who share our goal of promoting the internet as a free and open platform for communication and innovation, to the benefit of our users. Eligible Google employees may voluntarily contribute to the Google NetPAC. A board of directors, made up of senior Google employees, makes all final decisions on the donations made by the Google NetPAC. An advisory group, comprising interested and eligible Google employees from across the company, has helped promote the PAC and provides input into the giving strategy and overall approach.

Additionally, we are also a member of several national and state political organizations and a number of trade associations and other organizations representing a broad range of companies committed to issues that we care about.

In making any political contribution or participating in political and trade associations, we comply with applicable campaign finance and lobbying laws, including laws and policies requiring public disclosure. Our political contribution policy and our political contributions are disclosed on our investor relations website at http://www.google.com/publicpolicy/transparency.html. Our board of directors and/or one of its committees also review Google’s political contributions.

Our board of directors believes that participating in the political process in a transparent manner is an important way to enhance stockholder value and promote good corporate citizenship. Our board of directors does not believe, however, that implementing an annual stockholder advisory vote on our political contributions would provide stockholders with any more meaningful information than is already available. Our board of directors therefore recommends that stockholders vote “AGAINST” this proposal.

Required Vote

Approval of the stockholder proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of Google’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “AGAINST” the stockholder proposal.

Google Recommendation

Our board of directors recommends a vote “AGAINST” the stockholder proposal.

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PROPOSAL NUMBER 7

STOCKHOLDER PROPOSAL

REGARDING MANDATORY ARBITRATION OF CERTAIN SHAREHOLDER CLAIMS

Mark Shaevsky has advised us that he intends to submit the proposal set forth below for consideration at our Annual Meeting.

Shareholder Arbitration Proposal

Resolved, that the bylaws are amended to add the following article:

(a) Any controversy or claim brought directly or derivatively by any present or former shareholder of the Corporation as a present or former stockholder, whether against the Corporation, in the name of the Corporation or otherwise, arising out of or relating to any acts or omissions of the Corporation or any of its officers, directors, agents, affiliates, associates, employees or controlling persons, shall be settled by arbitration under the Federal Arbitration Act in accordance with the commercial arbitration rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction. In the arbitration proceedings, the parties shall be entitled to all remedies that would be available in the absence of this Article and the arbitrators, in rendering their decision, shall follow the substantive laws that would otherwise be applicable and shall state the basis of their decision. This Article shall apply, without limitation, to an action arising under any federal or state securities law.

(b) Arbitration under this Article shall be held in San Francisco, California, except that arbitration of disputes involving an amount in controversy of less than $25,000 shall be held in the jurisdiction in which the claimant stockholder resides.

(c) This Article shall not apply to appraisal proceedings or to a claim for damages in excess of $3,000,000. Any claim brought derivatively will be subject to requirements applicable to derivative proceedings in Delaware.

(d) Any party, upon submitting a matter to arbitration as required by this Article, may seek a temporary restraining order or preliminary injunction on an individual basis from a court of competent jurisdiction pending the outcome of the arbitration.

(e) No controversy or claim subject to arbitration under this Article may be brought in a representative capacity on behalf of a class of stockholders or former stockholders.

(f) The parties to any proceeding may agree not to arbitrate all or part of any controversy or claim, on the selection of arbitrators, and the location and procedures applicable to any proceeding.

(g) This Article shall be effective 30 days after it is adopted (the “Effective Date”). This Article shall not apply to controversies or claims relating to (i) shares acquired by the claimant prior to the Effective Date or (ii) claims arising out of actions or omissions occurring prior to the Effective Date.

(h) The board of directors may adopt reasonable alternative arbitration procedures with respect to future controversies or claims.

Supporting Statement

Lawyer driven class actions impose large burdens on corporations without meaningful benefits to shareholders. Suits commonly are filed soon after merger announcements or stock price changes to generate legal fees in settlements. Shareholders bear the ultimate costs of defending court class actions, funding settlements, and indemnifying officers and directors. Requiring arbitration on an individual basis should reduce such abuses. The proposed bylaw would affect only future purchasers of shares.

Google Opposing Statement

While we recognize that litigation can impose significant burdens on corporations without meaningful benefits to stockholders, we believe that the proposed bylaw amendment should not be approved by our stockholders. The proposed bylaw amendment, if approved, would be binding on us, and we would have no discretion to choose whether or not to implement it. As discussed below, we believe the proposed bylaw may violate the law of the State of Delaware, where Google is incorporated. In addition, based on recent statements of the staff of the SEC (SEC staff), we believe that the proposed bylaw could violate federal securities laws, to which Google is subject as a U.S. public company.

As a Delaware company, our bylaws may not contain any provision that is inconsistent with Delaware law. Under Delaware law, a party cannot be required to arbitrate the merits of a dispute without a clear expression of the intent to do so in a valid agreement. A party is also entitled to have claims for breaches of fiduciary duty adjudicated by the Delaware Court of Chancery, unless there is a clear expression of an intent to arbitrate those claims. It is not certain that a Delaware court would view the mere acquisition of shares as meeting this standard. Accordingly, we believe the proposed bylaw, if implemented, could be challenged as being inconsistent with Delaware law. Litigation to invalidate the bylaw or challenging our power to implement it would be costly and divert management time and focus away from our business, without necessarily providing meaningful benefits to us even if we were ultimately successful in the litigation.

Moreover, as a U.S. public company, we are subject to the federal securities laws, which are administered by the SEC. The SEC staff has also recently expressed its views about an identical bylaw amendment that was proposed for inclusion in the 2012 proxy statements of Pfizer, Inc. and Gannett Co., Inc. Pfizer and Gannett asked the SEC staff to agree that the proposal could be omitted from their proxy statements because, if implemented, it would cause them to violate the federal securities laws. Specifically, they argued that the bylaw could be challenged as an improper waiver of stockholder rights under those laws. The SEC staff agreed with Pfizer and Gannett, stating that there was a basis for concluding that the proposed bylaw, if implemented, would cause the companies to violate the federal securities laws. A member of the SEC staff also recently stated that the SEC staff would have prohibited another company from making its initial public offering if the company’s governance arrangements included provisions mandating arbitration of claims. As a result, we believe the proposed bylaw would also be subject to costly and time-consuming challenge under the federal securities laws and potentially attract scrutiny and action by the SEC staff, including action that could affect our ability to access the capital markets.

For the foregoing reasons, our board of directors believes that it would not be prudent or in the interests of stockholders to implement the proposed bylaw and recommends that stockholders vote “AGAINST” this stockholder proposal.

Required Vote

Approval of the stockholder proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of Google’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “AGAINST” the stockholder proposal.

Effect of the Proposal

If this stockholder proposal is approved by our stockholders, our bylaws would be amended effective as of the date of the Annual Meeting.

Google Recommendation

Our board of directors recommends a vote “AGAINST” the stockholder proposal.

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PROPOSAL NUMBER 8

STOCKHOLDER PROPOSAL

REGARDING EQUAL SHAREHOLDER VOTING

John Chevedden has advised us that he intends to submit the proposal set forth below for consideration at our Annual Meeting.

8—Equal Shareholder Voting

RESOLVED: Shareholders request that our Board take steps to adopt a plan for all of our company’s outstanding stock to have one-vote per share. This would be all practicable steps including encouragement and negotiation with shareholders, who have 10-votes per share, to request that they relinquish, for the common good of all shareholders, any preexisting rights, if necessary.

This proposal is not intended to unnecessarily limit our Board’s judgment in crafting the requested change in accordance with applicable laws and existing contracts. This proposal is important because certain shares not owned by the general public have super-sized voting power with 10-votes per share compared to one-vote per share.

This proposal topic is expected to obtain overwhelming majority support from our independent, general public shareholders.

The danger of giving disproportionate power to insiders is illustrated by Adelphia Communications. Adelphia’s dual-class voting stock gave the Rigas family control and contributed to Adelphia’s participation in “one of the most extensive financial frauds ever to take place at a public company.” See Securities and Exchange Commission Litigation Release No. 17627 (July 24, 2002).

The SEC alleged that Adelphia fraudulently excluded more than $2 billion in bank debt from its financial statements and concealed “rampant self-dealing by the Rigas Family.” Meanwhile, the price of Adelphia stock collapsed from $20 to 79¢ in two-years.

With stock having 10-times more voting power our company takes our public shareholder money but does not let us have an equal voice in our company’s management. Without a voice, shareholders cannot hold management accountable.

The merit of this proposal should also be considered in the context of the opportunity for additional improvement in our company’s 2011 reported corporate governance in order to make our company more competitive:

The Corporate Library, an independent investment research firm rated our company “High Concern” in Takeover Defenses and “Moderate Concern” in Executive Pay – $22 million each for Patrick Pichette and Nikesh Arora. And one percent of CEO pay was incentive based.

The Corporate Library said our executive pay committee gave Executive Chairman Eric Schmidt equity pay of $100 million in return for Mr. Schmidt acting as an advisor to new CEO Larry Page and Co-Founder and President of Technology Sergey Brin, and assisting with the transition of the CEO role to Mr. Page. The equity pay will simply vest over a four-year period with no performance requirements.

Four named executive officers (excluding Mr. Schmidt, Page, and Brin) received an average of $15 million in time-vesting equity pay, and annual incentive pay was essentially discretionary. Mr. Brin owned no stock.

Our 9-member board had 3 insiders and one insider-related director – independence concern. One vote from our 318 million shares was all it took to reelect each of our directors.

Please encourage our board to respond positively to this proposal for Equal Shareholder Voting—Yes on 8.

Google Opposing Statement

Please see Proposal Number 3, beginning on page 56 of this proxy statement for a discussion of the reasons why our board of directors believes that the capital structure to be included in our Fourth Amended & Restated Certificate of Incorporation is in the best interests of the company and our stockholders.

Additionally, as discussed under the heading “Certain Relationships and Related Transactions” on pages 26-29 of this proxy statement, our board of directors, acting through the Audit Committee, reviews all known relationships and transactions in which Google and our directors, executive officers, and significant stockholders or their immediate family members are participants, and only approves transactions with such related parties if it determines that the transaction is in the best interests of the company and our stockholders. All of the members of our Audit Committee are independent directors.

Our board of directors believes that elimination of the dual class structure will not improve either the corporate governance or the long-term financial performance of the company. Accordingly, our board of directors recommends that stockholders vote “AGAINST” this proposal.

Required Vote

Approval of the stockholder proposal requires the affirmative “FOR” vote of the holders of a majority of the voting power of Google’s shares of Class A common stock and Class B common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon, voting together as a single class. Unless marked to the contrary, proxies received will be voted “AGAINST” the stockholder proposal.

Google Recommendation

Our board of directors recommends a vote “AGAINST” the stockholder proposal.

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APPENDIX A-1

FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

GOOGLE INC.

GOOGLE INC., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

A. The name of the Corporation is Google Inc. The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on October 22, 2002.

B. This Fourth Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, and restates, integrates and further amends the provisions of the Corporation’s Certificate of Incorporation.

C. The text of the Certificate of Incorporation of this Corporation is hereby amended and restated in its entirety as set forth in Exhibit A attached hereto.

IN WITNESS WHEREOF, Google Inc. has caused this Fourth Amended and Restated Certificate of Incorporation to be executed by the undersigned officer, thereunto duly authorized, this    th day of                     ,             .

GOOGLE INC. a Delaware corporation

By:
Name: Title:

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EXHIBIT A

ARTICLE I

The name of this corporation is Google Inc. (hereinafter, the “Corporation”).

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE IV

Section 1. Authorized Shares. This Corporation is authorized to issue nine billion (9,000,000,000) shares of Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”), three billion (3,000,000,000) shares of Class B Common Stock, par value $0.001 per share (the “Class B Common Stock”, and together with the Class A Common Stock, the “Common Stock”), three billion (3,000,000,000) shares of Class C Capital Stock, par value $0.001 per share (the “Class C Capital Stock”), and one hundred million (100,000,000) shares of Preferred Stock, par value $0.001 per share. The number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding shares of Common Stock of the Corporation, voting together as a single class.

Section 2. Common Stock. A statement of the designations of each class of Common Stock and the powers, preferences and rights and qualifications, limitations or restrictions thereof is as follows:

(a) Voting Rights.

(i) Except as otherwise provided herein or by applicable law, the holders of shares of Class A Common Stock and Class B Common Stock shall at all times vote together as one class on all matters (including the election of directors) submitted to a vote or for the consent of the stockholders of the Corporation.

(ii) Each holder of shares of Class A Common Stock shall be entitled to one (1) vote for each share of Class A Common Stock held as of the applicable date on any matter that is submitted to a vote or for the consent of the stockholders of the Corporation.

(iii) Each holder of shares of Class B Common Stock shall be entitled to ten (10) votes for each share of Class B Common Stock held as of the applicable date on any matter that is submitted to a vote or for the consent of the stockholders of the Corporation.

(b) Dividends. Subject to the preferences applicable to any series of Preferred Stock, if any, outstanding at any time, the holders of Class A Common Stock and the holders of Class B Common Stock shall be entitled to share equally, on a per share basis, in such dividends and other distributions of cash, property or shares of stock of the Corporation as may be declared by the Board of Directors from time to time with respect to the Common Stock

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out of assets or funds of the Corporation legally available therefor; provided, however, that in the event that such dividend is paid in the form of shares of Common Stock or rights to acquire Common Stock, the holders of Class A Common Stock shall receive Class A Common Stock or rights to acquire Class A Common Stock, as the case may be, and the holders of Class B Common Stock shall receive Class B Common Stock or rights to acquire Class B Common Stock, as the case may be.

(c) Liquidation. Subject to the preferences applicable to any series of Preferred Stock, if any outstanding at any time, in the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, the holders of Class A Common Stock and the holders of Class B Common Stock shall be entitled to share equally, on a per share basis, all assets of the Corporation of whatever kind available for distribution to the holders of Common Stock.

(d) Subdivision or Combinations. If the Corporation in any manner subdivides or combines the outstanding shares of one class of Common Stock, the outstanding shares of the other class of Common Stock will be subdivided or combined in the same manner.

(e) Equal Status. Except as expressly provided in this Article IV, Class A Common Stock and Class B Common Stock shall have the same rights and privileges and rank equally, share ratably and be identical in all respects as to all matters. Without limiting the generality of the foregoing, (i) in the event of a merger, consolidation or other business combination requiring the approval of the holders of the Corporation’s capital stock entitled to vote thereon (whether or not the Corporation is the surviving entity), the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration, if any, as the holders of the Class B Common Stock and the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, at least the same amount of consideration, if any, on a per share basis as the holders of the Class B Common Stock, and (ii) in the event of (x) any tender or exchange offer to acquire any shares of Common Stock by any third party pursuant to an agreement to which the Corporation is a party or (y) any tender or exchange offer by the Corporation to acquire any shares of Common Stock, pursuant to the terms of the applicable tender or exchange offer, the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration as the holders of the Class B Common Stock and the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, at least the same amount of consideration on a per share basis as the holders of the Class B Common Stock.

(f) Conversion.

(i) As used in this Section 2(f), the following terms shall have the following meanings:

(1) “Founder” shall mean either Larry Page or Sergey Brin, each as a natural living person, and “Founders” shall mean both of them.

(2) “Class B Stockholder” shall mean (a) the Founders, (b) the registered holder of a share of Class B Common Stock on July 6, 2004 (the “Effective Time”), (c) each natural person who Transferred shares of Class B Common Stock (or securities convertible into or exchangeable for shares of Class B Common Stock) prior to the Effective Time to a Permitted Entity that, as of the Effective Time, complies with the applicable exception for such Permitted Entity specified in Section 2(f)(iii)(2), and (d) the initial registered holder of any shares of Class B Common Stock that were originally issued by the Corporation after the Effective Time.

(3) “Permitted Entity” shall mean, with respect to any individual Class B Stockholder, any trust, account, plan, corporation, partnership, or limited liability company specified in Section 2(f)(iii)(2) established by or for such individual Class B Stockholder, so long as such entity meets the requirements of the exception set forth in Section 2(f)(iii)(2) applicable to such entity.

(4) “Transfer” of a share of Class B Common Stock shall mean any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such

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share, whether or not for value and whether voluntary or involuntary or by operation of law. A “Transfer” shall also include, without limitation, a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether or not there is a corresponding change in beneficial ownership), or the transfer of, or entering into a binding agreement with respect to, Voting Control over a share of Class B Common Stock by proxy or otherwise; provided, however, that the following shall not be considered a “Transfer” within the meaning of this Section 2(f)(i)(4):

a) the granting of a proxy to officers or directors of the Corporation at the request of the Board of Directors of the Corporation in connection with actions to be taken at an annual or special meeting of stockholders;

b) entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are Class B Stockholders, that (A) is disclosed either in a Schedule 13D filed with the Securities and Exchange Commission or in writing to the Secretary of the Corporation, (B) either has a term not exceeding one (1) year or is terminable by the Class B Stockholder at any time and (C) does not involve any payment of cash, securities, property or other consideration to the Class B Stockholder other than the mutual promise to vote shares in a designated manner; or

c) the pledge of shares of Class B Common Stock by a Class B Stockholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction so long as the Class B Stockholder continues to exercise Voting Control over such pledged shares; provided, however, that a foreclosure on such shares of Class B Common Stock or other similar action by the pledgee shall constitute a “Transfer.”

(5) “Voting Control” with respect to a share of Class B Common Stock shall mean the power (whether exclusive or shared) to vote or direct the voting of such share of Class B Common Stock by proxy, voting agreement or otherwise.

(ii) Each share of Class B Common Stock shall be convertible into one (1) fully paid and nonassessable share of Class A Common Stock at the option of the holder thereof at any time upon written notice to the transfer agent of the Corporation.

(iii) Each share of Class B Common Stock shall automatically, without any further action, convert into one (1) fully paid and nonassessable share of Class A Common Stock upon a Transfer of such share, other than a Transfer:

(1) from a Founder, or such Founder’s Permitted Entities, to the other Founder, or such Founder’s Permitted Entities.

(2) by a Class B Stockholder who is a natural person to any of the following Permitted Entities, and from any of the following Permitted Entities back to such Class B Stockholder and/or any other Permitted Entity established by or for such Class B Stockholder:

a) a trust for the benefit of such Class B Stockholder and for the benefit of no other person, provided such Transfer does not involve any payment of cash, securities, property or other consideration (other than an interest in such trust) to the Class B Stockholder and, provided, further, that in the event such Class B Stockholder is no longer the exclusive beneficiary of such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

b) a trust for the benefit of persons other than the Class B Stockholder so long as the Class B Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, provided such Transfer does not involve any payment of cash, securities, property or other consideration (other than an interest in such trust) to the Class B Stockholder, and, provided,

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further, that in the event the Class B Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

c) a trust under the terms of which such Class B Stockholder has retained a “qualified interest” within the meaning of §2702(b)(1) of the Code and/or a reversionary interest so long as the Class B Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; provided, however, that in the event the Class B Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

d) an Individual Retirement Account, as defined in Section 408(a) of the Internal Revenue Code, or a pension, profit sharing, stock bonus or other type of plan or trust of which such Class B Stockholder is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Internal Revenue Code; provided that in each case such Class B Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held in such account, plan or trust, and provided, further, that in the event the Class B Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such account, plan or trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

e) a corporation in which such Class B Stockholder directly, or indirectly through one or more Permitted Entities, owns shares with sufficient Voting Control in the corporation, or otherwise has legally enforceable rights, such that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation; provided that in the event the Class B Stockholder no longer owns sufficient shares or has sufficient legally enforceable rights to enable the Class B Stockholder to retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation, each share of Class B Common Stock then held by such corporation shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

f) a partnership in which such Class B Stockholder directly, or indirectly through one or more Permitted Entities, owns partnership interests with sufficient Voting Control in the partnership, or otherwise has legally enforceable rights, such that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership; provided that in the event the Class B Stockholder no longer owns sufficient partnership interests or has sufficient legally enforceable rights to enable the Class B Stockholder to retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership, each share of Class B Common Stock then held by such partnership shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock; or

g) a limited liability company in which such Class B Stockholder directly, or indirectly through one or more Permitted Entities, owns membership interests with sufficient Voting Control in the limited liability company, or otherwise has legally enforceable rights, such that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company; provided that in the event the Class B Stockholder no longer owns sufficient membership interests or has sufficient legally enforceable rights to enable the Class B Stockholder to retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company, each share of Class B Common Stock then held by such limited liability company shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock.

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Notwithstanding the foregoing, if the shares of Class B Common Stock held by the Permitted Entity of a Class B Stockholder would constitute stock of a “controlled corporation” (as defined in Section 2036(b)(2) of the Code) upon the death of such Class B Stockholder, and the Transfer of shares Class B Common Stock by such Class B Stockholder to the Permitted Entity did not involve a bona fide sale for an adequate and full consideration in money or money’s worth (as contemplated by Section 2036(a) of the Code), then such shares will not automatically convert to Class A Common Stock if the Class B Stockholder does not directly or indirectly retain Voting Control over such shares until such time as the shares of Class B Common Stock would no longer constitute stock of a “controlled corporation” pursuant to the Code upon the death of such Class B Stockholder (such time is referred to as the “Voting Shift”). If the Class B Stockholder does not, within five (5) business days following the mailing of the Corporation’s proxy statement for the first annual or special meeting of stockholders following the Voting Shift, directly or indirectly through one or more Permitted Entities assume sole dispositive power and exclusive Voting Control with respect to such shares of Class B Common Stock, each such share of Class B Common Stock shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock.

(3) by a Class B Stockholder that is a partnership, or a nominee for a partnership, which partnership beneficially held more than five percent (5%) of the total outstanding shares of Class B Common Stock as of the Effective Time, to any person or entity that, at the Effective Time, was a partner of such partnership pro rata in accordance with their ownership interests in the partnership and the terms of any applicable partnership or similar agreement binding the partnership at the Effective Time, and any further Transfer(s) by any such partner that is a partnership or limited liability company to any person or entity that was at such time a partner or member of such partnership or limited liability company pro rata in accordance with their ownership interests in the partnership or limited liability company and the terms of any applicable partnership or similar agreement binding the partnership or limited liability company at the Effective Time. All shares of Class B Common Stock held by affiliated entities shall be aggregated together for the purposes of determining the satisfaction of such five percent (5%) threshold.

(4) by a Class B Stockholder that is a limited liability company, or a nominee for a limited liability company, which limited liability company beneficially held more than five percent (5%) of the total outstanding shares of Class B Common Stock as of the Effective Time, to any person or entity that, at the Effective Time, was a member of such limited liability company pro rata in accordance with their ownership interests in the company and the terms of any applicable agreement binding the company and its members at the Effective Time, and any further Transfer(s) by any such member that is a partnership or limited liability company to any person or entity that was at such time a partner or member of such partnership or limited liability company pro rata in accordance with their ownership interests in the partnership or limited liability company and the terms of any applicable partnership or similar agreement binding the partnership or limited liability company. All shares of Class B Common Stock held by affiliated entities shall be aggregated together for the purposes of determining the satisfaction of such five percent (5%) threshold.

(iv) Each share of Class B Common Stock held of record by a Class B Stockholder who is a natural person, or by such Class B Stockholder’s Permitted Entities, shall automatically, without any further action, convert into one (1) fully paid and nonassessable share of Class A Common Stock upon the death of such Class B Stockholder; provided, however, that:

(1) If a Founder, or such Founder’s Permitted Entity (in either case, the “Transferring Founder”) Transfers exclusive Voting Control (but not ownership) of shares of Class B Common Stock to the other Founder (the “Transferee Founder”) which Transfer of Voting Control is contingent or effective upon the death of the Transferring Founder, then each share of Class B Common Stock that is the subject of such Transfer shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock upon that date which is the earlier of: (a) nine (9) months after the date upon which the Transferring Founder died, or (b) the date upon which the Transferee Founder ceases to hold exclusive Voting Control over such shares of Class B Common Stock; provided, further, that if the Transferee Founder shall die within nine (9) months following the death of the Transferring Founder, then a trustee designated by the Transferee Founder and approved by the Board of

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Directors may exercise Voting Control over: (x) the Transferring Founders’ shares of Class B Common Stock and, in such instance, each such share of Class B Common Stock shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock upon that date which is the earlier of: (A) nine (9) months after the date upon which the Transferring Founder died, or (B) the date upon which such trustee ceases to hold exclusive Voting Control over such shares of Class B Common Stock; and (y) the Transferee Founders’ shares of Class B Common Stock (or shares held by an entity of the type referred to in paragraph (2) below established by or for the Transferee Founder) and, in such instance, each such share of Class B Common Stock shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock upon that date which is the earlier of: (A) nine (9) months after the date upon which the Transferee Founder died, or (B) the date upon which such trustee ceases to hold exclusive Voting Control over such shares of Class B Common Stock; and

(2) If both Founders die simultaneously, a trustee designated by the Founders and approved by the Board of Directors may exercise Voting Control over the Founders’ shares of Class B Common Stock and, in such instance, each such share of Class B Common Stock shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock upon that date which is the earlier of: (a) nine (9) months after the date upon which both Founders died, or (b) the date upon which such trustee ceases to hold exclusive Voting Control over such shares of Class B Common Stock.

(v) The Corporation may, from time to time, establish such policies and procedures relating to the conversion of the Class B Common Stock to Class A Common Stock and the general administration of this dual class common stock structure, including the issuance of stock certificates with respect thereto, as it may deem necessary or advisable, and may request that holders of shares of Class B Common Stock furnish affidavits or other proof to the Corporation as it deems necessary to verify the ownership of Class B Common Stock and to confirm that a conversion to Class A Common Stock has not occurred. A determination by the Secretary of the Corporation that a Transfer results in a conversion to Class A Common Stock shall be conclusive.

(vi) In the event of a conversion of shares of Class B Common Stock to shares of Class A Common Stock pursuant to this Section 2, such conversion shall be deemed to have been made at the time that the Transfer of such shares occurred. Upon any conversion of Class B Common Stock to Class A Common Stock, all rights of the holder of shares of Class B Common Stock shall cease and the person or persons in whose names or names the certificate or certificates representing the shares of Class A Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock. Shares of Class B Common Stock that are converted into shares of Class A Common Stock as provided in this Section 2 shall be retired and may not be reissued.

(g) Reservation of Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of Class B Common Stock, such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock into shares of Class A Common Stock.

Section 3. Change in Control Transaction. The Corporation shall not consummate a Change in Control Transaction without first obtaining the affirmative vote, at a duly called annual or special meeting of the stockholders of the Corporation, of the holders of the greater of: (A) a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote thereon, voting together as a single class, and (B) sixty percent (60%) of the voting power of the shares of capital stock present in person or represented by proxy at the stockholder meeting called to consider the Change in Control Transaction and entitled to vote thereon, voting together as a single class. For the purposes of this section, a “Change in Control Transaction” means the occurrence of any of the following events:

(a) the sale, encumbrance or disposition (other than non-exclusive licenses in the ordinary course of business and the grant of security interests in the ordinary course of business) by the Corporation of all or substantially all of the Corporation’s assets;

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(b) the merger or consolidation of the Corporation with or into any other corporation or entity, other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Corporation or such surviving entity or its parent outstanding immediately after such merger or consolidation; or

(c) the issuance by the Corporation, in a transaction or series of related transactions, of voting securities representing more than two percent (2%) of the total voting power of the Corporation before such issuance, to any person or persons acting as a group as contemplated in Rule 13d-5(b) under the Securities Exchange Act of 1934 (or any successor provision) such that, following such transaction or related transactions, such person or group of persons would hold more than fifty percent (50%) of the total voting power of the Corporation, after giving effect to such issuance.

Section 4. Preferred Stock. The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and to establish from time to time the number of shares to be included in each such series, and to fix the designation, power, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. Except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).

Section 5. Class C Capital Stock. A statement of the designation of the Class C Capital Stock and the powers, preferences and rights and qualifications, limitations or restrictions thereof is as follows:

(a) Voting. Except as otherwise required by applicable law, shares of Class C Capital Stock shall have no voting power and the holders thereof, as such, shall not be entitled to vote on any matter that is submitted to a vote or for the consent of the stockholders of the Corporation.

(b) Dividends. Subject to the preferences applicable to any series of Preferred Stock, if any, outstanding at any time, the holders of Class C Capital Stock shall be entitled to receive, on a per share basis, the same form and amount of dividends and other distributions of cash, property or shares of stock of the Corporation as may be declared by the Board of Directors from time to time with respect to shares of the Common Stock out of assets or funds of the Corporation legally available therefor; provided, however, that in the event that such dividend is paid in the form of shares of Common Stock or rights to acquire Common Stock, the holders of Class C Capital Stock shall receive Class C Capital Stock or rights to acquire Class C Capital Stock, as the case may be.

(c) Conversion upon Liquidation. Immediately prior to the earlier of (i) any distribution of assets of the Corporation to the holders of the Common Stock in connection with a voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation pursuant to Section 2(c) or (ii) any record date established to determine the holders of capital stock of the Corporation entitled to receive such distribution of assets, each outstanding share of the Class C Capital Stock shall automatically, without any further action, convert into and become one (1) fully paid and nonassessable share of Class A Common Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of Class C Capital Stock pursuant to this Section 5(c), such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class C Capital Stock into shares of Class A Common Stock.

(d) Subdivision or Combinations. If the Corporation in any manner subdivides or combines the outstanding shares of any class of Common Stock, the outstanding shares of the Class C Capital Stock will be

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subdivided or combined in the same manner. The Corporation shall not subdivide or combine the outstanding shares of the Class C Capital Stock unless a subdivision or combination is made in the same manner with respect to each class of Common Stock.

(e) Equal Status. Except as expressly provided in this Article IV, Class C Capital Stock shall have the same rights and privileges and rank equally, share ratably and be identical in all respects to the Common Stock as to all matters. Without limiting the generality of the foregoing, (i) in the event of a merger, consolidation or other business combination of the Corporation requiring the approval of the holders of the Corporation’s capital stock entitled to vote thereon (whether or not the Corporation is the surviving entity), the holders of the Class C Capital Stock shall receive the same amount and form of consideration, if any, on a per share basis as the consideration, if any, received by holders of the Class A Common Stock in connection with such merger, consolidation or combination (provided that if holders of Class A Common Stock are entitled to make an election as to the amount or form of consideration such holders shall receive in any such merger, consolidation or combination with respect to their shares of Class A Common Stock, the holders of Class C Capital Stock shall be entitled to make the same election as to their shares of Class C Capital Stock), and (ii) in the event of (x) any tender or exchange offer to acquire any shares of Common Stock by any third party pursuant to an agreement to which the Corporation is a party or (y) any tender or exchange offer by the Corporation to acquire any shares of Common Stock, pursuant to the terms of the applicable tender or exchange offer, the holders of the Class C Capital Stock shall receive the same amount and form of consideration on a per share basis as the holders of the Class A Common Stock (provided that if holders of Class A Common Stock are entitled to make an election as to the amount or form of consideration such holders shall receive in any such tender or exchange offer with respect to their shares of Class A Common Stock, the holders of Class C Capital Stock shall be entitled to make the same election as to their shares of Class C Capital Stock).

ARTICLE V

The Corporation is to have perpetual existence.

ARTICLE VI

Section 1. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

Section 2. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws of the Corporation. The affirmative vote of at least a majority of the Board of Directors then in office shall be required in order for the Board of Directors to adopt, amend, alter or repeal the Corporation’s Bylaws. The Corporation’s Bylaws may also be adopted, amended, altered or repealed by the stockholders of the Corporation. Notwithstanding the above or any other provision of this Certificate of Incorporation, the Bylaws of the Corporation may not be amended, altered or repealed except in accordance with Article X of the Bylaws. No Bylaw hereafter legally adopted, amended, altered or repealed shall invalidate any prior act of the directors or officers of the Corporation that would have been valid if such Bylaw had not been adopted, amended, altered or repealed.

Section 3.

(a) If, at any time during which shares of capital stock of the Corporation are listed for trading on either The Nasdaq National Market (“Nasdaq”) or the New York Stock Exchange (“NYSE”), holders of the requisite voting power under the then-applicable Nasdaq or NYSE listing standards notify the Corporation in writing of their election to cause the Corporation to rely upon the applicable “controlled company” exemptions (the “Controlled Company Exemption”) to the corporate governance rules and requirements of the Nasdaq or the NYSE (the

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“Exchange Governance Rules”), the Corporation shall call a special meeting of the stockholders to consider whether to approve the election to be held within ninety (90) days of written notice of such election (or, if the next succeeding annual meeting of stockholders will be held within ninety (90) days of written notice of such election, the Corporation shall include a proposal to the same effect to be considered at such annual meeting). The Corporation shall not elect to rely upon the Controlled Company Exemption until such time as the Corporation shall have received the approval from holders of at least sixty-six and two thirds percent (66 2/3%) of the voting power of the issued and outstanding shares of capital stock of the Corporation at such annual or special meeting.

(b) In the event such approval is obtained, for so long as shares of the capital stock of the Corporation are listed on either the Nasdaq or the NYSE and the Corporation remains eligible for the Controlled Company Exemption under the requirements of the applicable Exchange Governance Rules, then the Board of Directors shall be constituted such that (i) a majority of the directors on the Board of Directors shall be Outside Directors (as defined below), and (ii) the Corporation’s compensation committee and the governance and nominating committee (or such committees serving similar functions as the Board of Directors of the Corporation shall constitute from time to time) shall consist of at least two (2) members of the Board of Directors and shall be composed entirely of Outside Directors. In the event the number of Outside Directors serving on the Board of Directors constitutes less than a majority of the directors on the Board of Directors as a result of the death, resignation or removal of an Outside Director, then the Board of Directors may continue to properly exercise its powers and no action of the Board of Directors shall be so invalidated, provided, that the Board of Directors shall promptly take such action as is necessary to appoint new Outside Director(s) to the Board of Directors.

(c) An “Outside Director” shall mean a director who, currently and for any of the past three years, is and was not an officer of the Corporation (other than service as the chairman of the Board of Directors) or a parent or subsidiary of the Corporation and is not and was not otherwise employed by the corporation or a parent or subsidiary of the Corporation.

Section 4. The chairman of the Board of Directors shall be an Outside Director (as defined above) and shall not hold any other office of the Corporation unless the appointment of the chairman is approved by two-thirds of the members of the Board of Directors then in office, provided, however, that if there is no chief executive officer or president of the Corporation as a result of the death, resignation or removal of such officer, then the chairman of the Board of Directors may also serve in an interim capacity as the chief executive officer of the Corporation until the Board shall appoint a new chief executive officer.

Section 5. The Board of Directors of the Corporation shall establish an audit committee whose principal purpose will be to oversee the Corporation’s and its subsidiaries’ accounting and financial reporting processes, internal systems of control, independent auditor relationships and audits of consolidated financial statements of the Corporation and its subsidiaries. The audit committee will also determine the appointment of the independent auditors of the Corporation and any change in such appointment and ensure the independence of the Corporation’s auditors. In addition, the audit committee will assume such other duties and responsibilities delegated to it by the Board of Directors and specified for it under applicable law and Exchange Governance Rules.

Section 6. The Board of Directors of the Corporation shall establish a corporate governance and nominating committee whose principal duties will be to assist the Board of Directors by identifying individuals qualified to become members of the Board of Directors consistent with criteria approved by the Board of Directors, to recommend to the Board of Directors for its approval the slate of nominees to be proposed by the Board of Directors to the stockholders for election to the Board of Directors, to develop and recommend to the Board of Directors the governance principles applicable to the Corporation, as well as such other duties and responsibilities delegated to it by the Board of Directors and specified for it under applicable law and Exchange Governance Rules. In the event the corporate governance and nominating committee will not be recommending a then incumbent director for inclusion in the slate of nominees to be proposed by the Board of Directors to the stockholders for election to the Board of Directors, and provided such incumbent director has not notified the committee that he or she will be resigning or that he or she does not intend to stand for re-election to the Board of Directors, then, in the

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case of an election to be held at an annual meeting of stockholders, the corporate governance and nominating committee will recommend the slate of nominees to the Board of Directors at least thirty (30) days prior to the latest date required by the provisions of Sections 2.14 (advance notice of stockholder business) and 2.15 (advance notice of director nominations) of the Bylaws of the Corporation (as such provisions may be amended from time to time) for stockholders to submit nominations for directors at such annual meeting, or in the case of an election to be held at a special meeting of stockholders, at least ten (10) days prior to the latest date required by the provisions of Sections 2.14 and 2.15 of the Bylaws for stockholders to submit nominations for directors at such special meeting.

Section 7. The Board of Directors of the Corporation shall establish a compensation committee whose principal duties will be to review employee compensation policies and programs as well as the compensation of the chief executive officer and other executive officers of the Corporation, to recommend to the Board of Directors a compensation program for outside members of the Board of Directors, as well as such other duties and responsibilities delegated to it by the Board of Directors and specified for it under applicable law and Exchange Governance Rules.

Section 8. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

Section 9. No stockholder will be permitted to cumulate votes at any election of directors.

Section 10. The number of directors that constitute the whole Board of Directors shall be fixed exclusively in the manner designated in the Bylaws of the Corporation.

ARTICLE VII

Section 1. To the fullest extent permitted by the General Corporation Law of Delaware as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the General Corporation Law of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated to the fullest extent permitted by the General Corporation Law of Delaware, as so amended.

Section 2. The Corporation may indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, she, his or her testator or intestate is or was a director, officer, employee or agent at the request of the Corporation or any predecessor to the Corporation or serves or served at any other enterprise as a director, officer, employee or agent at the request of the Corporation or any predecessor to the Corporation.

Section 3. Neither any amendment or repeal of any Section of this Article VII, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article VII, shall eliminate or reduce the effect of this Article VII, in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article VII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE VIII

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

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ARTICLE IX

Section 1. Except as otherwise provided for or fixed by or pursuant to the provisions of Article IV hereof in relation to the rights of the holders of Preferred Stock to elect directors under specified circumstances, newly created directorships resulting from any increase in the number of directors, created in accordance with the Bylaws of the Corporation, and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director. Any director elected in accordance with the preceding sentence shall hold office until the next annual meeting of stockholders and until such director’s successor shall have been elected and qualified, or until such director’s earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

Section 2. Any director or the entire Board of Directors may be removed from office at any time, with or without cause, by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote in the election of directors.

ARTICLE X

Advance notice of new business and stockholder nominations for the election of directors shall be given in the manner and to the extent provided in the Bylaws of the Corporation.

ARTICLE XI

Section 1. Unless otherwise required by law, special meetings of the stockholders of the Corporation, for any purpose or purposes, may be called only by (i) the Board of Directors of the Corporation, (ii) the Chairman of the Board of Directors of the Corporation, (iii) the Chief Executive Officer (or, in the absence of a Chief Executive Officer, the President) of the Corporation, or (iv) a holder, or group of holders, of Common Stock holding more than twenty percent (20%) of the total voting power of the outstanding shares of capital stock of the Corporation then entitled to vote.

Section 2. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

ARTICLE XII

The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that notwithstanding any other provision of this Certificate of Incorporation, or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of the Corporation, and, as applicable, such other approvals of the Board of Directors of the Corporation, as are required by law or by this Certificate of Incorporation: (i) the unanimous consent of Board of Directors then in office, and the affirmative vote of the holders at least a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote, shall be required to amend or repeal Article IV, Section 2, Article IV, Section 5 or this clause (i) of Article XII; (ii) the affirmative vote of the holders of the greater of: (A) a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote thereon, or (B) sixty percent (60%) of the voting power of the shares of capital stock present in person or represented by proxy at the stockholder meeting and entitled to vote thereon, shall be required to amend or repeal Article IV, Section 3 or this clause (ii) of Article XII; (iii) the consent of a majority of the members of the Board then in office, and the affirmative vote of the holders at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the issued and

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outstanding shares of capital stock of the Corporation then entitled to vote shall be required to amend or repeal Article IV, Section 4 and Article XI or this clause (iii) of Article XII; (iv) the unanimous consent of the Board of Directors then in office and the consent of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the issued and outstanding shares of capital stock of the Corporation shall be required to amend or repeal Article VI, Section 3, 5, 6 or 7 or this clause (iv) of Article XII; and (v) the consent of at least two-thirds of the members of the Board of Directors then in office and the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote shall be required to amend or repeal Article VI, Section 4 or this clause (v) of Article XII.

* * * * *

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APPENDIX A-2

MARKED COPY OF FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF GOOGLE INC.

~~THIRD~~FOURTH AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF GOOGLE INC.

a Delaware Corporation

GOOGLE INC., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

A. The name of the Corporation is Google Inc. The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on October 22, 2002.

B. This ~~Third~~Fourth Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, and restates, integrates and further amends the provisions of the Corporation’s Certificate of Incorporation.

C. The text of the Certificate of Incorporation of this Corporation is hereby amended and restated in its entirety as set forth in Exhibit A attached hereto.

IN WITNESS WHEREOF, Google Inc. has caused this ~~Third~~Fourth Amended and Restated Certificate of Incorporation to be executed by the undersigned officer, thereunto duly authorized, this ~~24~~     th day of ~~August~~            , ~~2004~~            .

GOOGLE INC. a Delaware corporation

By:
~~Eric Schmidt~~
~~Chief Executive Officer~~
Name:
Title:

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EXHIBIT A

ARTICLE I

The name of this corporation is Google Inc. (hereinafter, the “Corporation”).

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE IV

Section 1. Authorized Shares. This Corporation is authorized to issue ~~6,000,000,000~~nine billion (9,000,000,000) shares of Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”), three billion (3,000,000,000) shares of Class B Common Stock, par value $0.001 per share (the “Class B Common Stock”, and together with the Class A Common Stock, the “Common Stock”) ~~and~~, three billion (3,000,000,000) shares of Class C Capital Stock, par value $0.001 per share (the “Class C Capital Stock”), and one hundred million (100,000,000) shares of Preferred Stock, par value $0.001 per share. The number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding shares of Common Stock of the Corporation, voting together as a single class.

Section 2. Common Stock. A statement of the designations of each class of Common Stock and the powers, preferences and rights and qualifications, limitations or restrictions thereof is as follows:

(a) Voting Rights.

(i) Except as otherwise provided herein or by applicable law, the holders of shares of Class A Common Stock and Class B Common Stock shall at all times vote together as one class on all matters (including the election of directors) submitted to a vote or for the consent of the stockholders of the Corporation.

(ii) Each holder of shares of Class A Common Stock shall be entitled to one (1) vote for each share of Class A Common Stock held as of the applicable date on any matter that is submitted to a vote or for the consent of the stockholders of the Corporation.

(iii) Each holder of shares of Class B Common Stock shall be entitled to ten (10) votes for each share of Class B Common Stock held as of the applicable date on any matter that is submitted to a vote or for the consent of the stockholders of the Corporation.

(b) Dividends. Subject to the preferences applicable to any series of Preferred Stock, if any, outstanding at any time, the holders of Class A Common Stock and the holders of Class B Common Stock shall be entitled to share equally, on a per share basis, in such dividends and other distributions of cash, property or shares of stock of the Corporation as may be declared by the Board of Directors from time to time with respect to the Common Stock out of assets or funds of the Corporation legally available therefor; provided, however, that in the event that such dividend is paid in the form of shares of Common Stock or rights to acquire Common Stock, the holders of Class A

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Common Stock shall receive Class A Common Stock or rights to acquire Class A Common Stock, as the case may be, and the holders of Class B Common Stock shall receive Class B Common Stock or rights to acquire Class B Common Stock, as the case may be.

(c) Liquidation. Subject to the preferences applicable to any series of Preferred Stock, if any outstanding at any time, in the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, the holders of Class A Common Stock and the holders of Class B Common Stock shall be entitled to share equally, on a per share basis, all assets of the Corporation of whatever kind available for distribution to the holders of Common Stock.

(d) Subdivision or Combinations. If the Corporation in any manner subdivides or combines the outstanding shares of one class of Common Stock, the outstanding shares of the other class of Common Stock will be subdivided or combined in the same manner.

(e) Equal Status. Except as expressly provided in this Article IV, Class A Common Stock and Class B Common Stock shall have the same rights and privileges and rank equally, share ratably and be identical in all respects as to all matters. Without limiting the generality of the foregoing, (i) in the event of a merger, consolidation or other business combination requiring the approval of the holders of the Corporation’s capital stock entitled to vote thereon (whether or not the Corporation is the surviving entity), the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration, if any, as the holders of the Class B Common Stock and the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, at least the same amount of consideration, if any, on a per share basis as the holders of the Class B Common Stock, and (ii) in the event of (x) any tender or exchange offer to acquire any shares of Common Stock by any third party pursuant to an agreement to which the Corporation is a party or (y) any tender or exchange offer by the Corporation to acquire any shares of Common Stock, pursuant to the terms of the applicable tender or exchange offer, the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration as the holders of the Class B Common Stock and the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, at least the same amount of consideration on a per share basis as the holders of the Class B Common Stock.

(f) Conversion.

(i) As used in this Section 2(f), the following terms shall have the following meanings:

(1) “Founder” shall mean either Larry Page or Sergey Brin, each as a natural living person, and “Founders” shall mean both of them.

(2) “Class B Stockholder” shall mean (a) the Founders, (b) the registered holder of a share of Class B Common Stock ~~at~~on July 6, 2004 (the “Effective Time”), (c) each natural person who Transferred shares of Class B Common Stock (or securities convertible into or exchangeable for shares of Class B Common Stock) prior to the Effective Time to a Permitted Entity that, as of the Effective Time, complies with the applicable exception for such Permitted Entity specified in Section 2(f)(iii)(2), and (d) the initial registered holder of any shares of Class B Common Stock that were originally issued by the Corporation after the Effective Time.

(3) “Permitted Entity” shall mean, with respect to any individual Class B Stockholder, any trust, account, plan, corporation, partnership, or limited liability company specified in Section 2(f)(iii)(2) established by or for such individual Class B Stockholder, so long as such entity meets the requirements of the exception set forth in Section 2(f)(iii)(2) applicable to such entity.

(4) “Transfer” of a share of Class B Common Stock shall mean any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law. A “Transfer” shall also

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include, without limitation, a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether or not there is a corresponding change in beneficial ownership), or the transfer of, or entering into a binding agreement with respect to, Voting Control over a share of Class B Common Stock by proxy or otherwise; provided, however, that the following shall not be considered a “Transfer” within the meaning of this Section 2(f)(i)(4):

a) the granting of a proxy to officers or directors of the Corporation at the request of the Board of Directors of the Corporation in connection with actions to be taken at an annual or special meeting of stockholders;

b) entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are Class B Stockholders, that (A) is disclosed either in a Schedule 13D filed with the Securities and Exchange Commission or in writing to the Secretary of the Corporation, (B) either has a term not exceeding one (1) year or is terminable by the Class B Stockholder at any time and (C) does not involve any payment of cash, securities, property or other consideration to the Class B Stockholder other than the mutual promise to vote shares in a designated manner; or

c) the pledge of shares of Class B Common Stock by a Class B Stockholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction so long as the Class B Stockholder continues to exercise Voting Control over such pledged shares; provided, however, that a foreclosure on such shares of Class B Common Stock or other similar action by the pledgee shall constitute a “Transfer.”

(5) “Voting Control” with respect to a share of Class B Common Stock shall mean the power (whether exclusive or shared) to vote or direct the voting of such share of Class B Common Stock by proxy, voting agreement or otherwise.

(ii) Each share of Class B Common Stock shall be convertible into one (1) fully paid and nonassessable share of Class A Common Stock at the option of the holder thereof at any time upon written notice to the transfer agent of the Corporation.

(iii) Each share of Class B Common Stock shall automatically, without any further action, convert into one (1) fully paid and nonassessable share of Class A Common Stock upon a Transfer of such share, other than a Transfer:

(1) from a Founder, or such Founder’s Permitted Entities, to the other Founder, or such Founder’s Permitted Entities.

(2) by a Class B Stockholder who is a natural person to any of the following Permitted Entities, and from any of the following Permitted Entities back to such Class B Stockholder and/or any other Permitted Entity established by or for such Class B Stockholder:

a) a trust for the benefit of such Class B Stockholder and for the benefit of no other person, provided such Transfer does not involve any payment of cash, securities, property or other consideration (other than an interest in such trust) to the Class B Stockholder and, provided, further, that in the event such Class B Stockholder is no longer the exclusive beneficiary of such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

b) a trust for the benefit of persons other than the Class B Stockholder so long as the Class B Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, provided such Transfer does not involve any payment of cash, securities, property or other consideration (other than an interest in such trust) to the Class B Stockholder, and, provided, further, that in the event the Class B Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

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c) a trust under the terms of which such Class B Stockholder has retained a “qualified interest” within the meaning of §2702(b)(1) of the Code and/or a reversionary interest so long as the Class B Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; provided, however, that in the event the Class B Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

d) an Individual Retirement Account, as defined in Section 408(a) of the Internal Revenue Code, or a pension, profit sharing, stock bonus or other type of plan or trust of which such Class B Stockholder is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Internal Revenue Code; provided that in each case such Class B Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held in such account, plan or trust, and provided, further, that in the event the Class B Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such account, plan or trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

e) a corporation in which such Class B Stockholder directly, or indirectly through one or more Permitted Entities, owns shares with sufficient Voting Control in the corporation, or otherwise has legally enforceable rights, such that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation; provided that in the event the Class B Stockholder no longer owns sufficient shares or has sufficient legally enforceable rights to enable the Class B Stockholder to retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation, each share of Class B Common Stock then held by such corporation shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;

f) a partnership in which such Class B Stockholder directly, or indirectly through one or more Permitted Entities, owns partnership interests with sufficient Voting Control in the partnership, or otherwise has legally enforceable rights, such that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership; provided that in the event the Class B Stockholder no longer owns sufficient partnership interests or has sufficient legally enforceable rights to enable the Class B Stockholder to retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership, each share of Class B Common Stock then held by such partnership shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock; or

g) a limited liability company in which such Class B Stockholder directly, or indirectly through one or more Permitted Entities, owns membership interests with sufficient Voting Control in the limited liability company, or otherwise has legally enforceable rights, such that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company; provided that in the event the Class B Stockholder no longer owns sufficient membership interests or has sufficient legally enforceable rights to enable the Class B Stockholder to retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company, each share of Class B Common Stock then held by such limited liability company shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock.

Notwithstanding the foregoing, if the shares of Class B Common Stock held by the Permitted Entity of a Class B Stockholder would constitute stock of a “controlled corporation” (as defined in Section 2036(b)(2) of the Code) upon the death of such Class B Stockholder, and the Transfer of shares Class B Common Stock by such Class B Stockholder to the Permitted Entity did not involve a bona fide sale for an adequate and full consideration in money or money’s worth (as contemplated by Section 2036(a) of the Code), then such shares will not automatically

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convert to Class A Common Stock if the Class B Stockholder does not directly or indirectly retain Voting Control over such shares until such time as the shares of Class B Common Stock would no longer constitute stock of a “controlled corporation” pursuant to the Code upon the death of such Class B Stockholder (such time is referred to as the “Voting Shift”). If the Class B Stockholder does not, within five (5) business days following the mailing of the Corporation’s proxy statement for the first annual or special meeting of stockholders following the Voting Shift, directly or indirectly through one or more Permitted Entities assume sole dispositive power and exclusive Voting Control with respect to such shares of Class B Common Stock, each such share of Class B Common Stock shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock.

(3) by a Class B Stockholder that is a partnership, or a nominee for a partnership, which partnership beneficially held more than five percent (5%) of the total outstanding shares of Class B Common Stock as of the Effective Time, to any person or entity that, at the Effective Time, was a partner of such partnership pro rata in accordance with their ownership interests in the partnership and the terms of any applicable partnership or similar agreement binding the partnership at the Effective Time, and any further Transfer(s) by any such partner that is a partnership or limited liability company to any person or entity that was at such time a partner or member of such partnership or limited liability company pro rata in accordance with their ownership interests in the partnership or limited liability company and the terms of any applicable partnership or similar agreement binding the partnership or limited liability company at the Effective Time. All shares of Class B Common Stock held by affiliated entities shall be aggregated together for the purposes of determining the satisfaction of such five percent (5%) threshold.

(4) by a Class B Stockholder that is a limited liability company, or a nominee for a limited liability company, which limited liability company beneficially held more than five percent (5%) of the total outstanding shares of Class B Common Stock as of the Effective Time, to any person or entity that, at the Effective Time, was a member of such limited liability company pro rata in accordance with their ownership interests in the company and the terms of any applicable agreement binding the company and its members at the Effective Time, and any further Transfer(s) by any such member that is a partnership or limited liability company to any person or entity that was at such time a partner or member of such partnership or limited liability company pro rata in accordance with their ownership interests in the partnership or limited liability company and the terms of any applicable partnership or similar agreement binding the partnership or limited liability company. All shares of Class B Common Stock held by affiliated entities shall be aggregated together for the purposes of determining the satisfaction of such five percent (5%) threshold.

(iv) Each share of Class B Common Stock held of record by a Class B Stockholder who is a natural person, or by such Class B Stockholder’s Permitted Entities, shall automatically, without any further action, convert into one (1) fully paid and nonassessable share of Class A Common Stock upon the death of such Class B Stockholder; provided, however, that:

(1) If a Founder, or such Founder’s Permitted Entity (in either case, the “Transferring Founder”) Transfers exclusive Voting Control (but not ownership) of shares of Class B Common Stock to the other Founder (the “Transferee Founder”) which Transfer of Voting Control is contingent or effective upon the death of the Transferring Founder, then each share of Class B Common Stock that is the subject of such Transfer shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock upon that date which is the earlier of: (a) nine (9) months after the date upon which the Transferring Founder died, or (b) the date upon which the Transferee Founder ceases to hold exclusive Voting Control over such shares of Class B Common Stock; provided, further, that if the Transferee Founder shall die within nine (9) months following the death of the Transferring Founder, then a trustee designated by the Transferee Founder and approved by the Board of Directors may exercise Voting Control over: (x) the Transferring Founders’ shares of Class B Common Stock and, in such instance, each such share of Class B Common Stock shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock upon that date which is the earlier of: (A) nine (9) months after the date upon which the Transferring Founder died, or (B) the date upon which such trustee ceases to hold exclusive Voting Control over such shares of Class B Common Stock; and (y) the Transferee Founders’ shares of Class B Common Stock (or shares held by an entity of the type referred to in paragraph (2) below established by or for the

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Transferee Founder) and, in such instance, each such share of Class B Common Stock shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock upon that date which is the earlier of: (A) nine (9) months after the date upon which the Transferee Founder died, or (B) the date upon which such trustee ceases to hold exclusive Voting Control over such shares of Class B Common Stock; and

(2) If both Founders die simultaneously, a trustee designated by the Founders and approved by the Board of Directors may exercise Voting Control over the Founders’ shares of Class B Common Stock and, in such instance, each such share of Class B Common Stock shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock upon that date which is the earlier of: (a) nine (9) months after the date upon which both Founders died, or (b) the date upon which such trustee ceases to hold exclusive Voting Control over such shares of Class B Common Stock.

(v) The Corporation may, from time to time, establish such policies and procedures relating to the conversion of the Class B Common Stock to Class A Common Stock and the general administration of this dual class common stock structure, including the issuance of stock certificates with respect thereto, as it may deem necessary or advisable, and may request that holders of shares of Class B Common Stock furnish affidavits or other proof to the Corporation as it deems necessary to verify the ownership of Class B Common Stock and to confirm that a conversion to Class A Common Stock has not occurred. A determination by the Secretary of the Corporation that a Transfer results in a conversion to Class A Common Stock shall be conclusive.

(vi) In the event of a conversion of shares of Class B Common Stock to shares of Class A Common Stock pursuant to this Section 2, such conversion shall be deemed to have been made at the time that the Transfer of such shares occurred. Upon any conversion of Class B Common Stock to Class A Common Stock, all rights of the holder of shares of Class B Common Stock shall cease and the person or persons in whose names or names the certificate or certificates representing the shares of Class A Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock. Shares of Class B Common Stock that are converted into shares of Class A Common Stock as provided in this Section 2 shall be retired and may not be reissued.

(g) Reservation of Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of Class B Common Stock, such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock into shares of Class A Common Stock.

Section 3. Change in Control Transaction. The Corporation shall not consummate a Change in Control Transaction without first obtaining the affirmative vote, at a duly called annual or special meeting of the stockholders of the Corporation, of the holders of the greater of: (A) a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote thereon, voting together as a single class, and (B) sixty percent (60%) of the voting power of the shares of capital stock present in person or represented by proxy at the stockholder meeting called to consider the Change in Control Transaction and entitled to vote thereon, voting together as a single class. For the purposes of this section, a “Change in Control Transaction” means the occurrence of any of the following events:

(a) the sale, encumbrance or disposition (other than non-exclusive licenses in the ordinary course of business and the grant of security interests in the ordinary course of business) by the Corporation of all or substantially all of the Corporation’s assets;

(b) the merger or consolidation of the Corporation with or into any other corporation or entity, other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Corporation or such surviving entity or its parent outstanding immediately after such merger or consolidation; or

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(c) the issuance by the Corporation, in a transaction or series of related transactions, of voting securities representing more than two percent (2%) of the total voting power of the Corporation before such issuance, to any person or persons acting as a group as contemplated in Rule 13d-5(b) under the Securities Exchange Act of 1934 (or any successor provision) such that, following such transaction or related transactions, such person or group of persons would hold more than fifty percent (50%) of the total voting power of the Corporation, after giving effect to such issuance.

Section 4. Preferred Stock. The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and to establish from time to time the number of shares to be included in each such series, and to fix the designation, power, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. Except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).

Section 5. Class C Capital Stock. A statement of the designation of the Class C Capital Stock and the powers, preferences and rights and qualifications, limitations or restrictions thereof is as follows:

(a) Voting. Except as otherwise required by applicable law, shares of Class C Capital Stock shall have no voting power and the holders thereof, as such, shall not be entitled to vote on any matter that is submitted to a vote or for the consent of the stockholders of the Corporation.

(b) Dividends. Subject to the preferences applicable to any series of Preferred Stock, if any, outstanding at any time, the holders of Class C Capital Stock shall be entitled to receive, on a per share basis, the same form and amount of dividends and other distributions of cash, property or shares of stock of the Corporation as may be declared by the Board of Directors from time to time with respect to shares of the Common Stock out of assets or funds of the Corporation legally available therefor; provided, however, that in the event that such dividend is paid in the form of shares of Common Stock or rights to acquire Common Stock, the holders of Class C Capital Stock shall receive Class C Capital Stock or rights to acquire Class C Capital Stock, as the case may be.

(c) Conversion upon Liquidation. Immediately prior to the earlier of (i) any distribution of assets of the Corporation to the holders of the Common Stock in connection with a voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation pursuant to Section 2(c) or (ii) any record date established to determine the holders of capital stock of the Corporation entitled to receive such distribution of assets, each outstanding share of the Class C Capital Stock shall automatically, without any further action, convert into and become one (1) fully paid and nonassessable share of Class A Common Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of Class C Capital Stock pursuant to this Section 5(c), such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class C Capital Stock into shares of Class A Common Stock.

(d) Subdivision or Combinations. If the Corporation in any manner subdivides or combines the outstanding shares of any class of Common Stock, the outstanding shares of the Class C Capital Stock will be subdivided or combined in the same manner. The Corporation shall not subdivide or combine the outstanding shares of the Class C Capital Stock unless a subdivision or combination is made in the same manner with respect to each class of Common Stock.

(e) Equal Status. Except as expressly provided in this Article IV, Class C Capital Stock shall have the same rights and privileges and rank equally, share ratably and be identical in all respects to the Common Stock as

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to all matters. Without limiting the generality of the foregoing, (i) in the event of a merger, consolidation or other business combination of the Corporation requiring the approval of the holders of the Corporation’s capital stock entitled to vote thereon (whether or not the Corporation is the surviving entity), the holders of the Class C Capital Stock shall receive the same amount and form of consideration, if any, on a per share basis as the consideration, if any, received by holders of the Class A Common Stock in connection with such merger, consolidation or combination (provided that if holders of Class A Common Stock are entitled to make an election as to the amount or form of consideration such holders shall receive in any such merger, consolidation or combination with respect to their shares of Class A Common Stock, the holders of Class C Capital Stock shall be entitled to make the same election as to their shares of Class C Capital Stock), and (ii) in the event of (x) any tender or exchange offer to acquire any shares of Common Stock by any third party pursuant to an agreement to which the Corporation is a party or (y) any tender or exchange offer by the Corporation to acquire any shares of Common Stock, pursuant to the terms of the applicable tender or exchange offer, the holders of the Class C Capital Stock shall receive the same amount and form of consideration on a per share basis as the holders of the Class A Common Stock (provided that if holders of Class A Common Stock are entitled to make an election as to the amount or form of consideration such holders shall receive in any such tender or exchange offer with respect to their shares of Class A Common Stock, the holders of Class C Capital Stock shall be entitled to make the same election as to their shares of Class C Capital Stock).

ARTICLE V

The Corporation is to have perpetual existence.

ARTICLE VI

Section 1. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

Section 2. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws of the Corporation. The affirmative vote of at least a majority of the Board of Directors then in office shall be required in order for the Board of Directors to adopt, amend, alter or repeal the Corporation’s Bylaws. The Corporation’s Bylaws may also be adopted, amended, altered or repealed by the stockholders of the Corporation. Notwithstanding the above or any other provision of this Certificate of Incorporation, the Bylaws of the Corporation may not be amended, altered or repealed except in accordance with Article X of the Bylaws. No Bylaw hereafter legally adopted, amended, altered or repealed shall invalidate any prior act of the directors or officers of the Corporation that would have been valid if such Bylaw had not been adopted, amended, altered or repealed.

Section 3.

(a) If, at any time during which shares of capital stock of the Corporation are listed for trading on either The Nasdaq National Market (“Nasdaq”) or the New York Stock Exchange (“NYSE”), holders of the requisite voting power under the then-applicable Nasdaq or NYSE listing standards notify the Corporation in writing of their election to cause the Corporation to rely upon the applicable “controlled company” exemptions (the “Controlled Company Exemption”) to the corporate governance rules and requirements of the Nasdaq or the NYSE (the “Exchange Governance Rules”), the Corporation shall call a special meeting of the stockholders to consider whether to approve the election to be held within ninety (90) days of written notice of such election (or, if the next succeeding annual meeting of stockholders will be held within ninety (90) days of written notice of such election, the Corporation shall include a proposal to the same effect to be considered at such annual meeting). The Corporation shall not elect to rely upon the Controlled Company Exemption until such time as the Corporation shall have received the approval from holders of at least sixty-six and two thirds percent (66 2/3%) of the voting power of the issued and outstanding shares of capital stock of the Corporation at such annual or special meeting.

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(b) In the event such approval is obtained, for so long as shares of the capital stock of the Corporation are listed on either the Nasdaq or the NYSE and the Corporation remains eligible for the Controlled Company Exemption under the requirements of the applicable Exchange Governance Rules, then the Board of Directors shall be constituted such that (i) a majority of the directors on the Board of Directors shall be Outside Directors (as defined below), and (ii) the Corporation’s compensation committee and the governance and nominating committee (or such committees serving similar functions as the Board of Directors of the Corporation shall constitute from time to time) shall consist of at least two (2) members of the Board of Directors and shall be composed entirely of Outside Directors. In the event the number of Outside Directors serving on the Board of Directors constitutes less than a majority of the directors on the Board of Directors as a result of the death, resignation or removal of an Outside Director, then the Board of Directors may continue to properly exercise its powers and no action of the Board of Directors shall be so invalidated, provided, that the Board of Directors shall promptly take such action as is necessary to appoint new Outside Director(s) to the Board of Directors.

(c) An “Outside Director” shall mean a director who, currently and for any of the past three years, is and was not an officer of the Corporation (other than service as the chairman of the Board of Directors) or a parent or subsidiary of the Corporation and is not and was not otherwise employed by the corporation or a parent or subsidiary of the Corporation.

Section 4. The chairman of the Board of Directors shall be an Outside Director (as defined above) and shall not hold any other office of the Corporation unless the appointment of the chairman is approved by two-thirds of the members of the Board of Directors then in office, provided, however, that if there is no chief executive officer or president of the Corporation as a result of the death, resignation or removal of such officer, then the chairman of the Board of Directors may also serve in an interim capacity as the chief executive officer of the Corporation until the Board shall appoint a new chief executive officer.

Section 5. The Board of Directors of the Corporation shall establish an audit committee whose principal purpose will be to oversee the Corporation’s and its subsidiaries’ accounting and financial reporting processes, internal systems of control, independent auditor relationships and audits of consolidated financial statements of the Corporation and its subsidiaries. The audit committee will also determine the appointment of the independent auditors of the Corporation and any change in such appointment and ensure the independence of the Corporation’s auditors. In addition, the audit committee will assume such other duties and responsibilities delegated to it by the Board of Directors and specified for it under applicable law and Exchange Governance Rules.

Section 6. The Board of Directors of the Corporation shall establish a corporate governance and nominating committee whose principal duties will be to assist the Board of Directors by identifying individuals qualified to become members of the Board of Directors consistent with criteria approved by the Board of Directors, to recommend to the Board of Directors for its approval the slate of nominees to be proposed by the Board of Directors to the stockholders for election to the Board of Directors, to develop and recommend to the Board of Directors the governance principles applicable to the Corporation, as well as such other duties and responsibilities delegated to it by the Board of Directors and specified for it under applicable law and Exchange Governance Rules. In the event the corporate governance and nominating committee will not be recommending a then incumbent director for inclusion in the slate of nominees to be proposed by the Board of Directors to the stockholders for election to the Board of Directors, and provided such incumbent director has not notified the committee that he or she will be resigning or that he or she does not intend to stand for re-election to the Board of Directors, then, in the case of an election to be held at an annual meeting of stockholders, the corporate governance and nominating committee will recommend the slate of nominees to the Board of Directors at least thirty (30) days prior to the latest date required by the provisions of Sections 2.14 (advance notice of stockholder business) and 2.15 (advance notice of director nominations) of the Bylaws of the Corporation (as such provisions may be amended from time to time) for stockholders to submit nominations for directors at such annual meeting, or in the case of an election to be held at a special meeting of stockholders, at least ten (10) days prior to the latest date required by the provisions of Sections 2.14 and 2.15 of the Bylaws for stockholders to submit nominations for directors at such special meeting.

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Section 7. The Board of Directors of the Corporation shall establish a compensation committee whose principal duties will be to review employee compensation policies and programs as well as the compensation of the chief executive officer and other executive officers of the Corporation, to recommend to the Board of Directors a compensation program for outside members of the Board of Directors, as well as such other duties and responsibilities delegated to it by the Board of Directors and specified for it under applicable law and Exchange Governance Rules.

Section 8. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

Section 9. No stockholder will be permitted to cumulate votes at any election of directors.

Section 10. The number of directors that constitute the whole Board of Directors shall be fixed exclusively in the manner designated in the Bylaws of the Corporation.

ARTICLE VII

Section 1. To the fullest extent permitted by the General Corporation Law of Delaware as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the General Corporation Law of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated to the fullest extent permitted by the General Corporation Law of Delaware, as so amended.

Section 2. The Corporation may indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, she, his or her testator or intestate is or was a director, officer, employee or agent at the request of the Corporation or any predecessor to the Corporation or serves or served at any other enterprise as a director, officer, employee or agent at the request of the Corporation or any predecessor to the Corporation.

Section 3. Neither any amendment or repeal of any Section of this Article VII, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article VII, shall eliminate or reduce the effect of this Article VII, in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article VII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE VIII

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

ARTICLE IX

Section 1. Except as otherwise provided for or fixed by or pursuant to the provisions of Article IV hereof in relation to the rights of the holders of Preferred Stock to elect directors under specified circumstances, newly created directorships resulting from any increase in the number of directors, created in accordance with the Bylaws of the Corporation, and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director. Any director elected in accordance with the preceding sentence shall hold office until the next annual meeting of stockholders and until such director’s successor shall have been elected and qualified, or until such director’s earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

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Section 2. Any director or the entire Board of Directors may be removed from office at any time, with or without cause, by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote in the election of directors.

ARTICLE X

Advance notice of new business and stockholder nominations for the election of directors shall be given in the manner and to the extent provided in the Bylaws of the Corporation.

ARTICLE XI

Section 1. Unless otherwise required by law, special meetings of the stockholders of the Corporation, for any purpose or purposes, may be called only by (i) the Board of Directors of the Corporation, (ii) the Chairman of the Board of Directors of the Corporation, (iii) the Chief Executive Officer (or, in the absence of a Chief Executive Officer, the President) of the Corporation, or (iv) a holder, or group of holders, of Common Stock holding more than twenty percent (20%) of the total voting power of the outstanding shares of capital stock of the Corporation then entitled to vote.

Section 2. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

ARTICLE XII

The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that notwithstanding any other provision of this Certificate of Incorporation, or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of the Corporation, and, as applicable, such other approvals of the Board of Directors of the Corporation, as are required by law or by this Certificate of Incorporation: (i) the unanimous consent of Board of Directors then in office, and the affirmative vote of the holders at least a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote, shall be required to amend or repeal Article IV, Section 2, Article IV, Section 5 or this clause (i) of Article XII; (ii) the affirmative vote of the holders of the greater of: (A) a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote thereon, or (B) sixty percent (60%) of the voting power of the shares of capital stock present in person or represented by proxy at the stockholder meeting and entitled to vote thereon, shall be required to amend or repeal Article IV, Section 3 or this clause (ii) of Article XII; (iii) the consent of a majority of the members of the Board then in office, and the affirmative vote of the holders at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote shall be required to amend or repeal Article IV, Section 4 and Article XI or this clause (iii) of Article XII; (iv) the unanimous consent of the Board of Directors then in office and the consent of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the issued and outstanding shares of capital stock of the Corporation shall be required to amend or repeal Article VI, Section 3, 5, 6 or 7 or this clause (iv) of Article XII; and (v) the consent of at least two-thirds of the members of the Board of Directors then in office and the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote shall be required to amend or repeal Article VI, Section 4 or this clause (v) of Article XII.

* * * * *

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APPENDIX B

GOOGLE INC.

2012 STOCK PLAN

1. Purpose of the Plan

This Plan is intended to promote the interests of the Company and its stockholders by providing the employees and consultants of the Company and members of the Board of Directors with incentives and rewards to encourage them to continue in the service of the Company and with a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

2. Definitions

As used in the Plan or in any instrument governing the terms of any Incentive Award, the following definitions apply to the terms indicated below:

(a)	“Board of Directors” means the Board of Directors of Google.

(b)	“Capital Stock” means Google’s Class C Capital Stock, $0.001 par value per share, or any other security into which such capital stock shall be changed as contemplated by the adjustment provisions of Section 10 of the Plan.

(c)	“Cash Incentive Award” means an award granted pursuant to Section 8 of the Plan.

(d)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, and all regulations, interpretations and administrative guidance issued thereunder.

(e)	“Committee” means the Leadership Development and Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan and to otherwise exercise and perform the authority and functions assigned to the Committee under the terms of the Plan.

(f)	“Company” means Google and all of its Subsidiaries, collectively.

(g)	“Covered Employee” means each Participant who is an executive officer (within the meaning of Rule 3b-7 under the Exchange Act) of Google.

(h)	“Deferred Compensation Plan” means any plan, agreement or arrangement maintained by the Company from time to time that provides opportunities for deferral of compensation.

(i)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(j)	“Fair Market Value” means, with respect to a share of Capital Stock, as of the applicable date of determination (i) the closing sales price on the date of determination or, if not so reported for such day, the immediately preceding business day of a share of Capital Stock as reported on the principal securities exchange on which shares of Capital Stock are then listed or admitted to trading or (ii) if not so reported, the closing bid price on the date of determination or, if not so reported for such day, on the immediately preceding business day as reported on The NASDAQ Stock Market or (iii) if not so reported, as furnished by any member of the Financial Industry Regulatory Authority, Inc. selected by the Committee. In the event that the price of a share of Capital Stock shall not be so reported, the Fair Market Value of a share of Capital Stock shall be determined by the Committee in its sole discretion. Notwithstanding the preceding, for federal, state and local income tax reporting purposes and for such other purposes as the Committee deems appropriate, the Fair Market Value shall be determined by the Committee in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

(k)	“Google” means Google Inc., a Delaware corporation.

(l)	“Incentive Award” means one or more Stock Incentive Awards and Cash Incentive Awards, collectively.

(m)	“Incentive Award Transfer Program” means any program instituted by the Board of Directors or the Committee which would permit Participants the opportunity to transfer any outstanding Incentive Awards to a financial institution or other Person selected by the Board of Directors or the Committee.

(n)	“ISO” shall mean any Option, or portion thereof, awarded to a Participant pursuant to the Plan which is designated by the Committee as an incentive stock option and also meets the applicable requirements of an incentive stock option pursuant to Section 422 of the Code.

(o)	“Option” means a stock option to purchase shares of Capital Stock granted to a Participant pursuant to Section 6 of the Plan.

(p)	“Other Stock-Based Award” means an award granted to a Participant pursuant to Section 7 of the Plan.

(q)	“Participant” means an employee or consultant of the Company or a member of the Board of Directors who is eligible to participate in the Plan pursuant to the terms and conditions hereof and to whom one or more Incentive Awards have been granted pursuant to the Plan and have not been fully settled or cancelled and, following the death of any such Person, his successors, heirs, executors and administrators, as the case may be.

(r)	“Performance-Based Compensation” means compensation that satisfies the requirements of Section 162(m) of the Code for deductibility of “qualified performance-based compensation.”

(s)	“Performance Measures” means such measures as are described in Section 9 of the Plan on which performance goals are based in order to qualify certain awards granted hereunder as Performance-Based Compensation.

(t)	“Performance Percentage” means the factor determined pursuant to a Performance Schedule that is to be applied to a Target Award and that reflects actual performance compared to the Performance Target.

(u)	“Performance Period” means the period of time during which Performance Targets must be met in order to determine the degree of payout and/or vesting with respect to an Incentive Award that is intended to qualify as Performance-Based Compensation. Performance Periods may be overlapping.

(v)	“Performance Schedule” means a schedule or other objective method for determining the applicable Performance Percentage to be applied to each Target Award.

(w)	“Performance Target” means performance goals and objectives with respect to a Performance Period.

(x)	“Person” means a “person” as such term is used in Section 13(d) and 14(d) of the Exchange Act, including any “group” within the meaning of Section 13(d)(3) under the Exchange Act.

(y)	“Plan” means this 2012 Stock Plan, as it may be amended from time to time.

(z)	“Securities Act” means the Securities Act of 1933, as amended.

(aa)	“Stock Incentive Award” means an Option or Other Stock-Based Award granted pursuant to the terms of the Plan.

(bb)	“Subsidiary” means any “subsidiary” within the meaning of Rule 405 under the Securities Act.

(cc)	“Target Award” means target payout amount for an Incentive Award.

3. Stock Subject to the Plan and Limitations on Cash Incentive Awards

(a) Stock Subject to the Plan

The maximum number of shares of Capital Stock that may be covered by Incentive Awards granted under the Plan shall not exceed 30,000,000 shares of Capital Stock in the aggregate. The maximum number of shares of Capital Stock that may be covered by Incentive Awards granted under the Plan that are intended to be ISOs shall not exceed 30,000,000 shares of Capital Stock in the aggregate. The shares referred to in the preceding sentences of this paragraph shall be subject to adjustment as provided in Section 10 and the following provisions of this Section 3. Shares of Capital Stock issued under the Plan may be either authorized and unissued shares or treasury shares, or both, at the sole discretion of the Committee.

For purposes of the preceding paragraph, shares of Capital Stock covered by Incentive Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan. For purposes of clarification, in accordance with the preceding sentence if an Incentive Award is settled for cash or if shares of Capital Stock are withheld to pay the exercise price of an Option or to satisfy any tax withholding requirement in connection with an Incentive Award, only the shares issued (if any), net of the shares withheld, will be deemed delivered for purposes of determining the number of shares of Capital Stock that are available for delivery under the Plan. In addition, shares of Capital Stock related to Incentive Awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the Plan. In addition, if shares of Capital Stock owned by a Participant (or such Participant’s permitted transferees as described in the Plan) are tendered (either actually or through attestation) to the Company in payment of any obligation in connection with an Incentive Award, the number of shares tendered shall be added to the number of shares of Capital Stock that are available for delivery under the Plan. Shares of Capital Stock covered by Incentive Awards granted pursuant to the Plan in connection with the conversion, replacement, or adjustment of outstanding equity-based awards to reflect a merger or acquisition (within the meaning of NASDAQ Listing Rule 5635(c) and Interpretive Material 5635-1) shall not count as used under the Plan for purposes of this Section 3. Notwithstanding anything to the contrary herein, shares of Capital Stock attributable to Incentive Awards transferred under any Incentive Award Transfer Program shall not again be available for delivery under the Plan.

(b) Individual Award Limits

Subject to adjustment as provided in Section 10, the maximum number of shares of Capital Stock that may be covered by Incentive Awards intended to qualify as Performance-Based Compensation that are granted to any Covered Employee in any calendar year shall not exceed 1,000,000 shares. The amount payable to any Covered Employee with respect to any calendar year for all Cash Incentive Awards shall not exceed $100 million. For purposes of the preceding sentence, the phrase “amount payable with respect to any calendar year” means the amount of cash, or value of other property, required to be paid based on the achievement of applicable Performance Measures during a Performance Period that ends in a calendar year, disregarding any deferral pursuant to the terms of a Deferred Compensation Plan unless the terms of the deferral are intended to comply with the requirements for performance-based compensation under Section 162(m) of the Code.

4. Administration of the Plan

The Plan shall be administered by a Committee of the Board of Directors consisting of two or more persons, each of whom qualifies as a “non-employee director” (within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act), an “outside director” within the meaning of Treasury Regulation Section 1.162-27(e)(3) and as “independent” within the meaning of any applicable stock exchange listing rules or similar regulatory authority. The Committee shall, consistent with the terms of the Plan, from time to time designate those employees and consultants of the Company and members of the Board of Directors who shall be granted Incentive Awards under the Plan and the amount, type and other terms and conditions of such Incentive Awards. All of the powers and responsibilities of the Committee under the Plan may be delegated by the Committee to any subcommittee thereof. In addition, the Committee may from time to time authorize a subcommittee consisting of one or more members of the Board of Directors (including members who are employees of the Company) or employees of the Company to grant Incentive Awards, subject to such restrictions and limitation as the Committee may specify and to the requirements of Delaware General Corporation Law Section 157.

The Committee shall have full discretionary authority to administer the Plan, including discretionary authority to interpret and construe any and all provisions of the Plan and the terms of any Incentive Award (and any agreement evidencing the grant of any Incentive Award) granted thereunder and to adopt and amend from time to time such rules and regulations for the administration of the Plan as the Committee may deem necessary or appropriate. The Committee shall have the authority, in its discretion, to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations related to sub-plans established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under applicable foreign tax laws. For purposes of clarity, the Committee may exercise all discretion granted to it under the Plan in a non-uniform manner among Participants.

Without limiting the generality of the foregoing paragraph, the Committee shall determine whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment, provided that a Participant who is an employee will not be deemed to cease employment in the case of any leave of absence approved by the Company. Unless the Committee provides otherwise in the agreement evidencing the grant of an Incentive Award, vesting of Incentive Awards granted hereunder will be suspended during any unpaid leave of absence and will resume on the date the Participant returns to work on a regular schedule as determined by the Company, it being understood that no vesting credit will be awarded for the time vesting has been suspended during such leave of absence. For purposes of ISOs, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three months following the 91st day of such leave any ISO held by the Participant will cease to be treated as an ISO and will be treated for tax purposes as a non-qualified Option. The provisions of this paragraph shall be administered and interpreted in a manner that does not give rise to any tax under Section 409A of the Code.

The employment of a Participant with the Company shall be deemed to have terminated for all purposes of the Plan if such Participant is employed by or provides services to a Person that is a Subsidiary of the Company and such Person ceases to be a Subsidiary of the Company, unless the Committee determines otherwise. The Committee may, without limitation and in its discretion, in connection with any such determination, provide for the accelerated vesting of any Incentive Award upon or after such cessation, subject to such terms and conditions as the Committee shall specify. The employment of a Participant with the Company shall not be deemed to have terminated for any purpose of the Plan if such Participant is employed by a Person that is part of the Company, and such Participant’s employment is subsequently transferred to any other Person that is part of the Company, unless and to the extent the Committee specifies otherwise in writing in the instrument evidencing the grant of an Incentive Award or otherwise. A Participant who ceases to be an employee of the Company but continues, or simultaneously commences, services as a consultant or director of the Company shall not be deemed to have had a termination of employment for purposes of the Plan, unless the Committee determines otherwise. Decisions of the Committee shall be final, binding and conclusive on all parties. All discretion granted to the Committee pursuant to this paragraph must be exercised in a manner that would not cause any tax to become due under Section 409A of the Code.

On or after the date of grant of an Incentive Award under the Plan, the Committee may (i) accelerate the date on which any such Incentive Award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such Incentive Award, including, without limitation, extending the period following a termination of a Participant’s employment during which any such Incentive Award may remain outstanding, (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such Incentive Award, or (iv) provide for the payment of dividends or dividend equivalents with respect to any such Incentive Award; provided, that the Committee shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Code.

The Board of Directors or the Committee may, at any time, in its sole and complete discretion, implement an Incentive Award Transfer Program.

The Company shall pay any amount payable with respect to an Incentive Award in accordance with the terms of such Incentive Award, provided that the Committee may, in its discretion, defer the payment of amounts payable with respect to an Incentive Award subject to and in accordance with the terms of a Deferred Compensation Plan.

5. Eligibility

The Persons who shall be eligible to be selected by the Committee from time to time to receive Incentive Awards pursuant to the Plan shall be those Persons (a) who are employees and consultants of, or who render services directly or indirectly to, the Company or (b) who are members of the Board of Directors. Each Incentive Award granted under the Plan shall be evidenced by an instrument in writing in form and substance approved by the Committee.

6. Options

The Committee may from time to time grant Options, subject to the following terms and conditions:

(a) Exercise Price

The exercise price per share of Capital Stock covered by any Option shall be not less than 100% of the Fair Market Value of a share of Capital Stock on the date on which such Option is granted.

(b) Term and Exercise of Options

(i) Each Option shall become vested and exercisable on such date or dates, during such period and for such number of shares of Capital Stock as shall be determined by the Committee on or after the date such Option is granted and set forth in the agreement evidencing the grant of such Option; provided, however that no Option shall be exercisable after the expiration of ten (10) years from the date such Option is granted; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan or in the agreement evidencing the grant of such Option.

(ii) Each Option may be exercised in whole or in part; provided, however that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

(iii) An Option shall be exercised by such methods and procedures as the Committee determines from time to time, including without limitation through net physical settlement or other method of cashless exercise.

(iv) Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of a Participant, only by the Participant; provided, however that the Committee may permit in its discretion Options to be sold, pledged, assigned, hypothecated, transferred, or disposed of, on a general or specific basis, subject to such conditions and limitations as the Committee may determine, including through the implementation of an Incentive Award Transfer Program.

(c) Effect of Termination of Employment or Other Relationship

The agreement evidencing the grant of each Option shall specify the consequences with respect to such Option of the termination of the employment or other service between the Company and the Participant holding the Option.

(d) Additional Terms for ISOs

Each Option that is intended to qualify as an ISO shall be designated as such in the agreement evidencing its grant, and each agreement evidencing the grant of an Option that does not include any such designation shall be deemed to be a non-qualified Option. ISOs may only be granted to Persons who are employees of the Company. The aggregate Fair Market Value (determined as of the date of grant of the ISOs) of the number of shares of Capital Stock with respect to which ISOs are exercisable for the first time by any Participant during any calendar year under all plans of the Company shall not exceed $100,000, or such other maximum amount as is then applicable under Section 422 of the Code. Any Option or a portion thereof that is designated as an ISO that for any reason fails to meet the requirements of an ISO shall be treated hereunder as a non-qualified Option. No ISO may be granted to a Person who, at the time of the proposed grant, owns (or is deemed to own under the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of common stock of the Company unless (i) the exercise price of such ISO is at least one hundred ten percent (110%) of the Fair Market Value of a share of Capital Stock at the time such ISO is granted and (ii) such ISO is not exercisable after the expiration of five years from the date it is granted.

(e) Repricing.

Notwithstanding anything to the contrary herein, Google may reprice any Option without the approval of the stockholders of Google. For this purpose, “reprice” means (i) any of the following or any other action that has the same effect: (A) lowering the exercise price of an Option after it is granted, (B) any other action that is treated as a repricing under U.S. generally accepted accounting principles (“GAAP”), or (C) cancelling an Option at a time when its exercise price exceeds the Fair Market Value of the underlying Capital Stock, in exchange for another Option, restricted stock or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (ii) any other action that is considered to be a repricing under formal or informal guidance issued by The NASDAQ Stock Market.

7. Other Stock-Based Awards

The Committee may grant equity-based or equity-related awards not otherwise described herein in such amounts and subject to such terms and conditions as the Committee shall determine. Without limiting the generality of the preceding sentence, each such Other Stock-Based Award may (a) involve the transfer of actual shares of Capital Stock to Participants, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of shares of Capital Stock, (b) be subject to performance-based and/or service-based conditions, (c) be in the form of stock appreciation rights, phantom stock, restricted stock, restricted stock units, performance shares, deferred share units or share-denominated performance units, (d) be designed to comply with applicable laws of jurisdictions other than the United States and (e) be designed to qualify as Performance-Based Compensation; provided, that each Other Stock-Based Award shall be denominated in, or shall have a value determined by reference to, a number of shares of Capital Stock that is specified at the time of the grant of such award.

8. Cash Incentive Awards

The Committee may grant Cash Incentive Awards with respect to any Performance Period, subject to terms and conditions determined by the Committee in its sole discretion, provided that such terms and conditions are consistent with the terms and conditions of the Plan. Cash Incentive Awards may be settled in cash or in other property, including shares of Capital Stock, provided that the term “Cash Incentive Award” shall exclude any Stock Incentive Award. Cash Incentive Awards shall be designed to qualify as Performance-Based Compensation.

9. Performance-Based Compensation

(a) Calculation

The amount payable with respect to an Incentive Award that is intended to qualify as Performance-Based Compensation shall be determined in any manner permitted by Section 162(m) of the Code.

(b) Discretionary Reduction

Unless otherwise specified in the agreement evidencing the grant of an Incentive Award that is intended to qualify as Performance-Based Compensation, the Committee may, in its discretion, reduce or eliminate the amount payable to any Participant with respect to the Incentive Award, based on such factors as the Committee may deem relevant, but the Committee may not increase any such amount above the amount established in accordance with the relevant Performance Schedule. For purposes of clarity, the Committee may exercise the discretion provided by the foregoing sentence in a non-uniform manner among Participants.

(c) Performance Measures

The performance goals upon which the payment or vesting of any Incentive Award (other than Options and stock appreciation rights) that is intended to qualify as Performance-Based Compensation depends shall relate to one or more of the following Performance Measures: market price of Capital Stock, earnings per share of Capital Stock, income, net income or profit (before or after taxes), economic profit, operating income, operating margin, profit margin, gross margins, return on equity or stockholder equity, total shareholder return, market capitalization, enterprise value, cash flow (including but not limited to operating cash flow and free cash flow), cash position, return on assets or net assets, return on capital, return on invested capital, return on sales, stockholder returns, economic value added, cash value added, earnings or net earnings (before or after interest, taxes, depreciation and amortization), earnings from continuing operations, operating earnings, controllable profits, sales or revenues, sales growth, new orders, capital or investment, ratio of debt to debt plus equity, ratio of operating earnings to capital spending, new product innovation, product release schedules or ship targets, market share, cost reduction goals, inventory or supply chain management initiatives, budget comparisons, implementation or completion of specified projects or processes, customer satisfaction MBOs (management by objectives), productivity, expense, margins, operating efficiency, working capital, the formation of joint ventures, research or development collaborations, or the completion of other transactions, any other measure of financial performance that can be determined pursuant to GAAP, or any combination of any of the foregoing.

A Performance Measure (i) may relate to the performance of the Participant, Google, a Subsidiary of Google, the Company, any business group, business unit or other subdivision of the Company, or any combination of the foregoing, as the Committee deems appropriate and (ii) may be expressed as an amount, as an increase or decrease over a specified period, as a relative comparison to the performance of a group of comparator companies or a published or special index, or any other external measure of the selected performance criteria, as the Committee deems appropriate. The measurement of any Performance Measure may exclude the impact of unusual, non-recurring or extraordinary items or expenses; items relating to financing activities; charges for restructurings or productivity initiatives; other non-operating items; discontinued operations; items related to the disposal of a business or segment of a business; the cumulative effect of changes in accounting treatment; items related to a change in accounting principle; items related to changes in applicable laws or business conditions; any impact of impairment of tangible or intangible assets; any impact of the issuance or repurchase of equity securities and or other changes in the number of outstanding shares of any class of Google equity securities; any gain, loss, income or expense attributable to acquisitions or dispositions of stock or assets; items attributable to the business operations of any entity acquired by Google during a Performance Period; stock-based compensation expense; in-process research and development expense; future contributions to the Google Foundation; gain or loss from all or certain claims and/or litigation and insurance recoveries; items that are outside the scope of Google’s core, on-going business activities; and any other items, each determined in accordance with GAAP and as identified in Google’s audited financial statements, including the notes thereto.

(d) Performance Schedules

Within ninety (90) days after the beginning of a Performance Period, and in any case before twenty-five percent (25%) of the Performance Period has elapsed, the Committee shall establish (a) Performance Targets for such Performance Period, (b) Target Awards for each Participant, and (c) Performance Schedules for such Performance Period.

(e) Termination of Employment

With respect to an Incentive Award that is intended to qualify as Performance-Based Compensation, the consequences of the termination of employment of the Participant holding such Incentive Award shall be determined by the Committee in its sole discretion and set forth in the applicable agreement evidencing the grant of the Incentive Award, it being intended that no agreement providing for a payment to a Participant upon termination of employment shall be given effect to the extent that it would cause an Incentive Award that was intended to qualify as Performance-Based Compensation to fail to so qualify.

(f) Committee Discretion

Nothing in this Section 9 is intended to limit the Committee’s discretion to adopt conditions with respect to any Incentive Award that is not intended to qualify as Performance-Based Compensation. In addition, the Committee may, subject to the terms of the Plan, amend previously granted Incentive Awards in a way that disqualifies them as Performance-Based Compensation.

10. Adjustment Upon Certain Changes

Subject to any action by the stockholders of Google required by law, applicable tax rules or the rules of any exchange on which shares of common stock of Google (for the avoidance of doubt, references to common stock of Google in this Plan shall include Capital Stock) are listed for trading:

(a) Shares Available for Grants

In the event of any change in the number or type of shares of common stock of Google outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, or any change in the type and number of shares of common stock of Google outstanding by reason of any other event or transaction, the Committee shall make appropriate adjustments in the type and maximum aggregate number of shares with respect to which the Committee may grant Incentive Awards, the type and maximum aggregate number of shares with respect to which the Committee may grant Incentive Awards that are intended to be ISOs, and the type and maximum aggregate number of shares with respect to which the Committee may grant Incentive Awards that are intended to qualify as Performance-Based Compensation to any Covered Employee in any calendar year.

(b) Increase or Decrease in Issued Shares Without Consideration

In the event of any increase or decrease in the number or type of issued shares of common stock of Google resulting from a subdivision or consolidation of shares of common stock of Google or the payment of a stock dividend (but only on the shares of common stock of Google), or any other increase or decrease in the number of such shares effected without receipt or payment of consideration by the Company, the Committee shall appropriately adjust the type or number of shares subject to each outstanding Incentive Award and the exercise price per share, if any, of shares subject to each such Incentive Award.

(c) Certain Mergers

In the event of any merger, consolidation or similar transaction as a result of which the holders of shares of Capital Stock receive consideration consisting exclusively of securities of the surviving corporation in such transaction, the Committee shall appropriately adjust each Incentive Award outstanding on the date of such merger or consolidation so that it pertains and applies to the securities which a holder of the number of shares of Capital Stock subject to such Incentive Award would have received in such merger or consolidation.

(d) Certain Other Transactions

In the event of (i) a dissolution or liquidation of Google, (ii) a sale of all or substantially all of the Company’s assets (on a consolidated basis) or (iii) a merger, consolidation or similar transaction involving Google in which the holders of shares of Capital Stock receive securities and/or other property, including cash, other than shares of the surviving corporation in such transaction, the Committee shall, in its sole discretion, have the power to:

(A) cancel, effective immediately prior to the occurrence of such event, each Incentive Award (whether or not then exercisable or vested), and, in full consideration of such cancellation, pay to the Participant to whom such Incentive Award was granted an amount in cash, for each share of Capital Stock subject to such Incentive Award, equal to the value, as determined by the Committee, of such share of Capital Stock, provided that with respect to the shares of Capital Stock subject to any outstanding Option such value shall be equal to the excess of (1) the value, as determined by the Committee, of the property (including cash) received by the holder of a share of Capital Stock as a result of such event over (2) the exercise price of a share of Capital Stock subject to such Option; or

(B) provide for the exchange of each Incentive Award (whether or not then exercisable or vested) for an Incentive Award with respect to (1) some or all of the property which a holder of the number of shares of Capital Stock subject to such Incentive Award would have received in such transaction or (2) securities of the acquirer or surviving corporation, and, incident thereto, make an equitable adjustment as determined by the Committee in the exercise price per share, if any, of stock subject to the Incentive Award, or the number of shares or amount of property subject to the Incentive Award or provide for a payment (in cash or other property) to the Participant to whom such Incentive Award was granted in partial consideration for the exchange of the Incentive Award.

(e) Other Changes

In the event of any change in the capitalization of Google or corporate change other than those specifically referred to in paragraphs 10(b), (c) or (d), including without limitation, any extraordinary cash dividend, spin-off, split-off, sale of a Subsidiary or business unit, or similar transaction, the Committee may make such adjustments in the issuer, number and class of shares subject to Stock Incentive Awards outstanding on the date on which such change occurs, such as, for example, a rollover of Stock Incentive Awards, and in such other terms of such Incentive Award, including without limitation in any Performance Schedule, Performance Target or Target Award, as the Committee may consider appropriate, provided that if any such Incentive Award is intended to be Performance-Based Compensation such adjustment is consistent with the requirements of Section 162(m) of the Code.

(f) Cash Incentive Awards

In the event of any transaction or event described in this Section 10, including without limitation any corporate change referred to in paragraph (e) hereof, the Committee may, in its sole discretion, make such adjustments in any Performance Schedule, Performance Target or Target Award, and in such other terms of any Cash Incentive Award, as the Committee may consider appropriate in respect of such transaction or event, provided that such adjustments must be consistent with the requirements of Section 162(m) of the Code.

(g) No Other Rights

Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of Google or any other corporation. Except as expressly provided in the Plan, no issuance by Google of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares or amount of other property subject to, or the terms related to, any Incentive Award.

(h) Savings Clause

No provision of this Section 10 shall be given effect to the extent that such provision would cause any tax to become due under Section 409A of the Code.

11. Rights Under the Plan

No Person shall have any rights as a stockholder with respect to any shares of Capital Stock covered by or relating to any Incentive Award until the date of the issuance of such shares on the books and records of Google. Except as otherwise expressly provided in Section 10 hereof, no adjustment of any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date of such issuance. Nothing in this Section 11 is intended, or should be construed, to limit the authority of the Committee to cause the Company to make payments based on the dividends that would be payable with respect to any share of Capital Stock if it were issued or outstanding, or from granting rights related to such dividends.

The Company shall not have any obligation to establish any separate fund or trust or other segregation of assets to provide for payments under the Plan. To the extent any person acquires any rights to receive payments hereunder from the Company, such rights shall be no greater than those of an unsecured creditor.

12. No Special Employment Rights; No Right to Incentive Award

(a) Nothing contained in the Plan or any agreement evidence the grant of any Incentive Award shall confer upon any Participant any right with respect to the continuation of his employment by or service to the Company or interfere in any way with the right of the Company at any time to terminate such employment or service or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

(b) No person shall have any claim or right to receive an Incentive Award hereunder. The Committee’s granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

13. Securities Matters

(a) Google shall be under no obligation to effect the registration pursuant to the Securities Act of any shares of Capital Stock to be issued hereunder or to effect similar compliance under any state or local laws. Notwithstanding anything herein to the contrary, Google shall not be obligated to cause to be issued any shares of Capital Stock pursuant to the Plan unless and until Google is advised by its counsel that the issuance of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Capital Stock are traded. The Committee may require, as a condition to the issuance of shares of Capital Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that any certificates representing such shares bear such legends, as the Committee deems necessary or desirable.

(b) The exercise of any Option granted hereunder shall only be effective at such time as counsel to Google shall have determined that the issuance of shares of Capital Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Capital Stock are traded. Google may, in its sole discretion, defer the effectiveness of an exercise of an Option hereunder or the issuance of shares of Capital Stock pursuant to any Incentive Award pending or to ensure compliance under federal, state or local securities laws. Google shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option or the issuance of shares of Capital Stock pursuant to any Incentive Award. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

14. Withholding Taxes

(a) Cash Remittance

Whenever shares of Capital Stock are to be issued upon the exercise of an Option or the grant or vesting of an Incentive Award, and whenever any amount shall become payable in respect of any Incentive Award, Google shall have the right to require the Participant to remit to Google in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise, grant, vesting or payment prior to issuance of such shares or the effectiveness of the lapse of such restrictions or making of such payment. In addition, upon the exercise or settlement of any Incentive Award in cash, or the making of any other payment with respect to any Incentive Award (other than in shares of Capital Stock), Google shall have the right to withhold from any payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, settlement or payment.

(b) Stock Remittance

At the election of the Participant, subject to the approval of the Committee, when shares of Capital Stock are to be issued upon the exercise, grant or vesting of an Incentive Award, the Participant may tender to Google a number of shares of Capital Stock that have been owned by the Participant for at least six months (or such other period as the Committee may determine) having a Fair Market Value at the tender date determined by the Committee to be sufficient to satisfy the minimum federal, state and local withholding tax requirements, if any, attributable to such exercise, grant or vesting but not greater than the minimum withholding obligations, as determined by Google in its sole discretion. Such election shall satisfy the Participant’s obligations under Section 14(a) hereof, if any.

(c) Stock Withholding

When shares of Capital Stock are to be issued upon the exercise, grant or vesting of an Incentive Award, Google shall have the authority to withhold a number of such shares having a Fair Market Value at the date of the applicable taxable event determined by the Committee to be sufficient to satisfy the minimum federal, state and local withholding tax requirements, if any, attributable to such exercise, grant or vesting but not greater than the minimum withholding obligations, as determined by Google in its sole discretion.

15. Amendment or Termination of the Plan

The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that to the extent that any applicable law, tax requirement, or rule of a stock exchange requires stockholder approval in order for any such revision or amendment to be effective, such revision or amendment shall not be effective without such approval. The preceding sentence shall not restrict the Committee’s ability to exercise its discretionary authority hereunder pursuant to Section 4 hereof, which discretion may be exercised without amendment to the Plan. No provision of this Section 15 shall be given effect to the extent that such provision would cause any tax to become due under Section 409A of the Code. Except as expressly provided in the Plan, no action hereunder may, without the consent of a Participant, reduce the Participant’s rights under any previously granted and outstanding Incentive Award. Nothing in the Plan shall limit the right of the Company to pay compensation of any kind outside the terms of the Plan.

16. No Obligation to Exercise

The grant to a Participant of an Incentive Award shall impose no obligation upon such Participant to exercise such Incentive Award.

17. Transfers Upon Death

Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised by the Participant’s designated beneficiary, provided that such beneficiary has been designated prior to the Participant’s death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such effective designation, such Incentive Awards may be exercised only by the executors or administrators of the Participant’s estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind Google unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Incentive Award.

18. Expenses and Receipts

The expenses of the Plan shall be paid by the Company. Any proceeds received by Google in connection with any Incentive Award will be used for general corporate purposes.

19. Governing Law

The Plan and the rights of all persons under the Plan shall be construed and administered in accordance with the laws of the State of New York without regard to its conflict of law principles.

20. Effective Date and Term of Plan

The Plan was approved by the Board of Directors on April 11, 2012, subject to the approval of the Plan by the stockholders of Google. No grants of Incentive Awards may be made under the Plan after April 11, 2022.

* * * * *

APPENDIX C

GOOGLE INC.

2012 INCENTIVE COMPENSATION PLAN FOR EMPLOYEES AND CONSULTANTS OF MOTOROLA MOBILITY

1. Purpose of the Plan

This Plan is intended to promote the interests of the Company and its stockholders by providing the employees and consultants of MMI with incentives and rewards to encourage them to continue in the service of the Company and with a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

2. Definitions

As used in the Plan or in any instrument governing the terms of any Incentive Award, the following definitions apply to the terms indicated below:

(a)	“Board of Directors” means the Board of Directors of Google.

(b)	“Capital Stock” means Google’s Class C Capital Stock, $0.001 par value per share, or any other security into which such capital stock shall be changed as contemplated by the adjustment provisions of Section 10 of the Plan.

(c)	“Cash Incentive Award” means an award granted pursuant to Section 8 of the Plan.

(d)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, and all regulations, interpretations and administrative guidance issued thereunder.

(e)	“Committee” means the Leadership Development and Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan and to otherwise exercise and perform the authority and functions assigned to the Committee under the terms of the Plan.

(f)	“Company” means Google and all of its Subsidiaries, collectively.

(g)	“Covered Employee” means each Participant who is an executive officer (within the meaning of Rule 3b-7 under the Exchange Act) of Google.

(h)	“Deferred Compensation Plan” means any plan, agreement or arrangement maintained by the Company from time to time that provides opportunities for deferral of compensation.

(i)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(j)	“Fair Market Value” means, with respect to a share of Capital Stock, as of the applicable date of determination (i) the closing sales price on the date of determination or, if not so reported for such day, the immediately preceding business day of a share of Capital Stock as reported on the principal securities exchange on which shares of Capital Stock are then listed or admitted to trading or (ii) if not so reported, the closing bid price on the date of determination or, if not so reported for such day, on the immediately preceding business day as reported on The NASDAQ Stock Market or (iii) if not so reported, as furnished by any member of the Financial Industry Regulatory Authority, Inc. selected by the Committee. In the event that the price of a share of Capital Stock shall not be so reported, the Fair Market Value of a share of Capital Stock shall be determined by the Committee in its sole discretion. Notwithstanding the preceding, for federal, state and local income tax reporting purposes and for such other purposes as the Committee deems appropriate, the Fair Market Value shall be determined by the Committee in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

(k)	“Google” means Google Inc., a Delaware corporation.

(l)	“Incentive Award” means one or more Stock Incentive Awards and Cash Incentive Awards, collectively.

(m)	“ISO” shall mean any Option, or portion thereof, awarded to a Participant pursuant to the Plan which is designated by the Committee as an incentive stock option and also meets the applicable requirements of an incentive stock option pursuant to Section 422 of the Code.

(n)	“MMI” means Motorola Mobility Holdings, Inc., and its successors and all of its Subsidiaries, collectively.

(o)	“Option” means a stock option to purchase shares of Capital Stock granted to a Participant pursuant to Section 6 of the Plan.

(p)	“Other Stock-Based Award” means an award granted to a Participant pursuant to Section 7 of the Plan.

(q)	“Participant” means an employee or consultant of MMI who is eligible to participate in the Plan pursuant to the terms and conditions hereof and to whom one or more Incentive Awards have been granted pursuant to the Plan and have not been fully settled or cancelled and, following the death of any such Person, his successors, heirs, executors and administrators, as the case may be.

(r)	“Performance-Based Compensation” means compensation that satisfies the requirements of Section 162(m) of the Code for deductibility of “qualified performance-based compensation.”

(s)	“Performance Measures” means such measures as are described in Section 9 of the Plan on which performance goals are based in order to qualify certain awards granted hereunder as Performance-Based Compensation.

(t)	“Performance Percentage” means the factor determined pursuant to a Performance Schedule that is to be applied to a Target Award and that reflects actual performance compared to the Performance Target.

(u)	“Performance Period” means the period of time during which Performance Targets must be met in order to determine the degree of payout and/or vesting with respect to an Incentive Award that is intended to qualify as Performance-Based Compensation. Performance Periods may be overlapping.

(v)	“Performance Schedule” means a schedule or other objective method for determining the applicable Performance Percentage to be applied to each Target Award.

(w)	“Performance Target” means performance goals and objectives with respect to a Performance Period.

(x)	“Person” means a “person” as such term is used in Section 13(d) and 14(d) of the Exchange Act, including any “group” within the meaning of Section 13(d)(3) under the Exchange Act.

(y)	“Plan” means this 2012 Incentive Compensation Plan for Employees and Consultants of Motorola Mobility, as it may be amended from time to time.

(z)	“Securities Act” means the Securities Act of 1933, as amended.

(aa)	“Stock Incentive Award” means an Option or Other Stock-Based Award granted pursuant to the terms of the Plan.

(bb)	“Subsidiary” means any “subsidiary” within the meaning of Rule 405 under the Securities Act.

(cc)	“Target Award” means target payout amount for an Incentive Award.

3. Stock Subject to the Plan and Limitations on Cash Incentive Awards

(a) Stock Subject to the Plan

The maximum number of shares of Capital Stock that may be covered by Incentive Awards granted under the Plan shall not exceed 2,000,000 shares of Capital Stock in the aggregate. The maximum number of shares of Capital Stock that may be covered by Incentive Awards granted under the Plan that are intended to be ISOs shall not exceed 2,000,000 shares of Capital Stock in the aggregate. The shares referred to in the preceding sentences of this paragraph shall be subject to adjustment as provided in Section 10 and the following provisions of this Section 3. Shares of Capital Stock issued under the Plan may be either authorized and unissued shares or treasury shares, or both, at the sole discretion of the Committee.

For purposes of the preceding paragraph, shares of Capital Stock covered by Incentive Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan. For purposes of clarification, in accordance with the preceding sentence if an Incentive Award is settled for cash or if shares of Capital Stock are withheld to pay the exercise price of an Option or to satisfy any tax withholding requirement in connection with an Incentive Award, only the shares issued (if any), net of the shares withheld, will be deemed delivered for purposes of determining the number of shares of Capital Stock that are available for delivery under the Plan. In addition, shares of Capital Stock related to Incentive Awards that expire, are forfeited or cancelled or terminate for any reason without the issuance of shares shall not be treated as issued pursuant to the Plan. In addition, if shares of Capital Stock owned by a Participant (or such Participant’s permitted transferees as described in the Plan) are tendered (either actually or through attestation) to the Company in payment of any obligation in connection with an Incentive Award, the number of shares tendered shall be added to the number of shares of Capital Stock that are available for delivery under the Plan. Shares of Capital Stock covered by Incentive Awards granted pursuant to the Plan in connection with the conversion, replacement, or adjustment of outstanding equity-based awards to reflect a merger or acquisition (within the meaning of NASDAQ Listing Rule 5635(c) and Interpretive Material 5635-1) shall not count as used under the Plan for purposes of this Section 3.

(b) Individual Award Limits

Subject to adjustment as provided in Section 10, the maximum number of shares of Capital Stock that may be covered by Incentive Awards intended to qualify as Performance-Based Compensation that are granted to any Covered Employee in any calendar year shall not exceed 1,000,000 shares. The amount payable to any Covered Employee with respect to any calendar year for all Cash Incentive Awards shall not exceed $100 million. For purposes of the preceding sentence, the phrase “amount payable with respect to any calendar year” means the amount of cash, or value of other property, required to be paid based on the achievement of applicable Performance Measures during a Performance Period that ends in a calendar year, disregarding any deferral pursuant to the terms of a Deferred Compensation Plan unless the terms of the deferral are intended to comply with the requirements for performance-based compensation under Section 162(m) of the Code.

4. Administration of the Plan

The Plan shall be administered by a Committee of the Board of Directors consisting of two or more persons, each of whom qualifies as a “non-employee director” (within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act), an “outside director” within the meaning of Treasury Regulation Section 1.162-27(e)(3) and as “independent” within the meaning of any applicable stock exchange listing rules or similar regulatory authority. The Committee shall, consistent with the terms of the Plan, from time to time designate those employees and consultants of MMI who shall be granted Incentive Awards under the Plan and the amount, type and other terms and conditions of such Incentive Awards. All of the powers and responsibilities of the Committee under the Plan may be delegated by the Committee to any subcommittee thereof. In addition, the Committee may from time to time authorize a subcommittee consisting of one or more members of the Board of Directors (including members who are employees of the Company) or employees of the Company to grant Incentive Awards, subject to such restrictions and limitation as the Committee may specify and to the requirements of Delaware General Corporation Law Section 157.

The Committee shall have full discretionary authority to administer the Plan, including discretionary authority to interpret and construe any and all provisions of the Plan and the terms of any Incentive Award (and any agreement evidencing the grant of any Incentive Award) granted thereunder and to adopt and amend from time to time such rules and regulations for the administration of the Plan as the Committee may deem necessary or appropriate. The Committee shall have the authority, in its discretion, to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations related to sub-plans established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under applicable foreign tax laws. For purposes of clarity, the Committee may exercise all discretion granted to it under the Plan in a non-uniform manner among Participants.

Without limiting the generality of the foregoing paragraph, the Committee shall determine whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment, provided that a Participant who is an employee will not be deemed to cease employment in the case of any leave of absence approved by the Company. Unless the Committee provides otherwise in the agreement evidencing the grant of an Incentive Award, vesting of Incentive Awards granted hereunder will be suspended during any unpaid leave of absence and will resume on the date the Participant returns to work on a regular schedule as determined by the Company, it being understood that no vesting credit will be awarded for the time vesting has been suspended during such leave of absence. For purposes of ISOs, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three months following the 91st day of such leave any ISO held by the Participant will cease to be treated as an ISO and will be treated for tax purposes as a non-qualified Option. The provisions of this paragraph shall be administered and interpreted in a manner that does not give rise to any tax under Section 409A of the Code.

The employment of a Participant with the Company shall be deemed to have terminated for all purposes of the Plan if such Participant is employed by or provides services to a Person that is a Subsidiary of the Company and such Person ceases to be a Subsidiary of the Company, unless the Committee determines otherwise. The Committee may, without limitation and in its discretion, in connection with any such determination, provide for the accelerated vesting of any Incentive Award upon or after such cessation, subject to such terms and conditions as the Committee shall specify. The employment of a Participant with the Company shall not be deemed to have terminated for any purpose of the Plan if such Participant is employed by MMI or any other Person that is part of the Company, and such Participant’s employment is subsequently transferred to any other Person that is part of the Company, unless and to the extent the Committee specifies otherwise in writing in the instrument evidencing the grant of an Incentive Award or otherwise. A Participant who ceases to be an employee of the Company but continues, or simultaneously commences, services as a consultant or director of the Company shall not be deemed to have had a termination of employment for purposes of the Plan, unless the Committee determines otherwise. Decisions of the Committee shall be final, binding and conclusive on all parties. All discretion granted to the Committee pursuant to this paragraph must be exercised in a manner that would not cause any tax to become due under Section 409A of the Code.

On or after the date of grant of an Incentive Award under the Plan, the Committee may (i) accelerate the date on which any such Incentive Award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such Incentive Award, including, without limitation, extending the period following a termination of a Participant’s employment during which any such Incentive Award may remain outstanding, (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such Incentive Award, or (iv) provide for the payment of dividends or dividend equivalents with respect to any such Incentive Award; provided, that the Committee shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Code.

The Company shall pay any amount payable with respect to an Incentive Award in accordance with the terms of such Incentive Award, provided that the Committee may, in its discretion, defer the payment of amounts payable with respect to an Incentive Award subject to and in accordance with the terms of a Deferred Compensation Plan.

5. Eligibility

The Persons who shall be eligible to be selected by the Committee from time to time to receive Incentive Awards pursuant to the Plan shall be those Persons who are employees and consultants of, or who render services directly or indirectly to, MMI. Each Incentive Award granted under the Plan shall be evidenced by an instrument in writing in form and substance approved by the Committee.

6. Options

The Committee may from time to time grant Options, subject to the following terms and conditions:

(a) Exercise Price

The exercise price per share of Capital Stock covered by any Option shall be not less than 100% of the Fair Market Value of a share of Capital Stock on the date on which such Option is granted.

(b) Term and Exercise of Options

(i) Each Option shall become vested and exercisable on such date or dates, during such period and for such number of shares of Capital Stock as shall be determined by the Committee on or after the date such Option is granted and set forth in the agreement evidencing the grant of such Option; provided, however that no Option shall be exercisable after the expiration of ten (10) years from the date such Option is granted; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan or in the agreement evidencing the grant of such Option.

(ii) Each Option may be exercised in whole or in part; provided, however that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

(iii) An Option shall be exercised by such methods and procedures as the Committee determines from time to time, including without limitation through net physical settlement or other method of cashless exercise.

(iv) Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of a Participant, only by the Participant; provided, however that the Committee may permit in its discretion Options to be sold, pledged, assigned, hypothecated, transferred, or disposed of, on a general or specific basis, subject to such conditions and limitations as the Committee may determine.

(c) Effect of Termination of Employment or Other Relationship

The agreement evidencing the grant of each Option shall specify the consequences with respect to such Option of the termination of the employment or other service between the Company and the Participant holding the Option.

(d) Additional Terms for ISOs

Each Option that is intended to qualify as an ISO shall be designated as such in the agreement evidencing its grant, and each agreement evidencing the grant of an Option that does not include any such designation shall be deemed to be a non-qualified Option. ISOs may only be granted to Persons who are employees of the Company. The aggregate Fair Market Value (determined as of the date of grant of the ISOs) of the number of shares of Capital Stock with respect to which ISOs are exercisable for the first time by any Participant during any calendar year under all plans of the Company shall not exceed $100,000, or such other maximum amount as is then applicable under Section 422 of the Code. Any Option or a portion thereof that is designated as an ISO that for any reason fails to meet the requirements of an ISO shall be treated hereunder as a non-qualified Option. No ISO may be granted to a Person who, at the time of the proposed grant, owns (or is deemed to own under the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of common stock of the Company unless (i) the exercise price of such ISO is at least one hundred ten percent (110%) of the Fair Market Value of a share of Capital Stock at the time such ISO is granted and (ii) such ISO is not exercisable after the expiration of five years from the date it is granted.

(e) Repricing.

Notwithstanding anything to the contrary herein, Google may reprice any Option without the approval of the stockholders of Google. For this purpose, “reprice” means (i) any of the following or any other action that has the same effect: (A) lowering the exercise price of an Option after it is granted, (B) any other action that is treated as a repricing under U.S. generally accepted accounting principles (“GAAP”), or (C) cancelling an Option at a time when its exercise price exceeds the Fair Market Value of the underlying Capital Stock, in exchange for another Option, restricted stock or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (ii) any other action that is considered to be a repricing under formal or informal guidance issued by The NASDAQ Stock Market.

7. Other Stock-Based Awards

The Committee may grant equity-based or equity-related awards not otherwise described herein in such amounts and subject to such terms and conditions as the Committee shall determine. Without limiting the generality of the preceding sentence, each such Other Stock-Based Award may (a) involve the transfer of actual shares of Capital Stock to Participants, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of shares of Capital Stock, (b) be subject to performance-based and/or service-based conditions, (c) be in the form of stock appreciation rights, phantom stock, restricted stock, restricted stock units, performance shares, deferred share units or share-denominated performance units, (d) be designed to comply with applicable laws of jurisdictions other than the United States and (e) be designed to qualify as Performance-Based Compensation; provided, that each Other Stock-Based Award shall be denominated in, or shall have a value determined by reference to, a number of shares of Capital Stock that is specified at the time of the grant of such award.

8. Cash Incentive Awards

The Committee may grant Cash Incentive Awards with respect to any Performance Period, subject to terms and conditions determined by the Committee in its sole discretion, provided that such terms and conditions are consistent with the terms and conditions of the Plan. Cash Incentive Awards may be settled in cash or in other property, including shares of Capital Stock, provided that the term “Cash Incentive Award” shall exclude any Stock Incentive Award. Cash Incentive Awards shall be designed to qualify as Performance-Based Compensation.

9. Performance-Based Compensation

(a) Calculation

The amount payable with respect to an Incentive Award that is intended to qualify as Performance-Based Compensation shall be determined in any manner permitted by Section 162(m) of the Code.

(b) Discretionary Reduction

Unless otherwise specified in the agreement evidencing the grant of an Incentive Award that is intended to qualify as Performance-Based Compensation, the Committee may, in its discretion, reduce or eliminate the amount payable to any Participant with respect to the Incentive Award, based on such factors as the Committee may deem relevant, but the Committee may not increase any such amount above the amount established in accordance with the relevant Performance Schedule. For purposes of clarity, the Committee may exercise the discretion provided by the foregoing sentence in a non-uniform manner among Participants.

(c) Performance Measures

The performance goals upon which the payment or vesting of any Incentive Award (other than Options and stock appreciation rights) that is intended to qualify as Performance-Based Compensation depends shall relate to one or more of the following Performance Measures: market price of Capital Stock, earnings per share of Capital Stock, income, net income or profit (before or after taxes), economic profit, operating income, operating margin, profit margin, gross margins, return on equity or stockholder equity, total shareholder return, market capitalization, enterprise value, cash flow (including but not limited to operating cash flow and free cash flow), cash position, return on assets or net assets, return on capital, return on invested capital, return on sales, stockholder returns, economic value added, cash value added, earnings or net earnings (before or after interest, taxes, depreciation and amortization), earnings from continuing operations, operating earnings, controllable profits, sales or revenues, sales growth, new orders, capital or investment, ratio of debt to debt plus equity, ratio of operating earnings to capital spending, new product innovation, product release schedules or ship targets, market share, cost reduction goals, inventory or supply chain management initiatives, budget comparisons, implementation or completion of specified projects or processes, customer satisfaction MBOs (management by objectives), productivity, expense, margins, operating efficiency, working capital, the formation of joint ventures, research or development collaborations, or the completion of other transactions, any other measure of financial performance that can be determined pursuant to GAAP, or any combination of any of the foregoing.

A Performance Measure (i) may relate to the performance of the Participant, MMI, Google, a Subsidiary of Google, the Company, any business group, business unit or other subdivision of the Company, or any combination of the foregoing, as the Committee deems appropriate and (ii) may be expressed as an amount, as an increase or decrease over a specified period, as a relative comparison to the performance of a group of comparator companies or a published or special index, or any other external measure of the selected performance criteria, as the Committee deems appropriate. The measurement of any Performance Measure may exclude the impact of unusual, non-recurring or extraordinary items or expenses; items relating to financing activities; charges for restructurings or productivity initiatives; other non-operating items; discontinued operations; items related to the disposal of a business or segment of a business; the cumulative effect of changes in accounting treatment; items related to a change in accounting principle; items related to changes in applicable laws or business conditions; any impact of impairment of tangible or intangible assets; any impact of the issuance or repurchase of equity securities and or other changes in the number of outstanding shares of any class of Google equity securities; any gain, loss, income or expense attributable to acquisitions or dispositions of stock or assets; items attributable to the business operations of any entity acquired by Google during a Performance Period; stock-based compensation expense; in-process research and development expense; future contributions to the Google Foundation; gain or loss from all or certain claims and/or litigation and insurance recoveries; items that are outside the scope of Google’s or MMI’s core, on-going business activities; and any other items, each determined in accordance with GAAP and as identified in Google’s audited financial statements, including the notes thereto.

(d) Performance Schedules

Within ninety (90) days after the beginning of a Performance Period, and in any case before twenty-five percent (25%) of the Performance Period has elapsed, the Committee shall establish (a) Performance Targets for such Performance Period, (b) Target Awards for each Participant, and (c) Performance Schedules for such Performance Period.

(e) Termination of Employment

With respect to an Incentive Award that is intended to qualify as Performance-Based Compensation, the consequences of the termination of employment of the Participant holding such Incentive Award shall be determined by the Committee in its sole discretion and set forth in the applicable agreement evidencing the grant of the Incentive Award, it being intended that no agreement providing for a payment to a Participant upon termination of employment shall be given effect to the extent that it would cause an Incentive Award that was intended to qualify as Performance-Based Compensation to fail to so qualify.

(f) Committee Discretion

Nothing in this Section 9 is intended to limit the Committee’s discretion to adopt conditions with respect to any Incentive Award that is not intended to qualify as Performance-Based Compensation. In addition, the Committee may, subject to the terms of the Plan, amend previously granted Incentive Awards in a way that disqualifies them as Performance-Based Compensation.

10. Adjustment Upon Certain Changes

Subject to any action by the stockholders of Google required by law, applicable tax rules or the rules of any exchange on which shares of common stock of Google (for the avoidance of doubt, references herein to common stock of Google shall include Capital Stock) are listed for trading:

(a) Shares Available for Grants

In the event of any change in the number or type of shares of common stock of Google outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, or any change in the type and number of shares of common stock of Google outstanding by reason of any other event or transaction, the Committee shall make appropriate adjustments in the type and maximum aggregate number of shares with respect to which the Committee may grant Incentive Awards, the type and maximum aggregate number of shares with respect to which the Committee may grant Incentive Awards that are intended to be ISOs, and the type and maximum aggregate number of shares with respect to which the Committee may grant Incentive Awards that are intended to qualify as Performance-Based Compensation to any Covered Employee in any calendar year.

(b) Increase or Decrease in Issued Shares Without Consideration

In the event of any increase or decrease in the number or type of issued shares of common stock of Google resulting from a subdivision or consolidation of shares of common stock of Google or the payment of a stock dividend (but only on the shares of common stock of Google), or any other increase or decrease in the number of such shares effected without receipt or payment of consideration by the Company, the Committee shall appropriately adjust the type or number of shares subject to each outstanding Incentive Award and the exercise price per share, if any, of shares subject to each such Incentive Award.

(c) Certain Mergers

In the event of any merger, consolidation or similar transaction as a result of which the holders of shares of Capital Stock receive consideration consisting exclusively of securities of the surviving corporation in such transaction, the Committee shall appropriately adjust each Incentive Award outstanding on the date of such merger or consolidation so that it pertains and applies to the securities which a holder of the number of shares of Capital Stock subject to such Incentive Award would have received in such merger or consolidation.

(d) Certain Other Transactions

In the event of (i) a dissolution or liquidation of Google, (ii) a sale of all or substantially all of the Company’s assets (on a consolidated basis) or (iii) a merger, consolidation or similar transaction involving Google in which the holders of shares of Capital Stock receive securities and/or other property, including cash, other than shares of the surviving corporation in such transaction, the Committee shall, in its sole discretion, have the power to:

(A) cancel, effective immediately prior to the occurrence of such event, each Incentive Award (whether or not then exercisable or vested), and, in full consideration of such cancellation, pay to the Participant to whom such Incentive Award was granted an amount in cash, for each share of Capital Stock subject to such Incentive Award, equal to the value, as determined by the Committee, of such share of Capital Stock, provided that with respect to the shares of Capital Stock subject to any outstanding Option such value shall be equal to the excess of (1) the value, as determined by the Committee, of the property (including cash) received by the holder of a share of Capital Stock as a result of such event over (2) the exercise price of a share of Capital Stock subject to such Option; or

(B) provide for the exchange of each Incentive Award (whether or not then exercisable or vested) for an Incentive Award with respect to (1) some or all of the property which a holder of the number of shares of Capital Stock subject to such Incentive Award would have received in such transaction or (2) securities of the acquirer or surviving corporation, and, incident thereto, make an equitable adjustment as determined by the Committee in the exercise price per share, if any, of stock subject to the Incentive Award, or the number of shares or amount of property subject to the Incentive Award or provide for a payment (in cash or other property) to the Participant to whom such Incentive Award was granted in partial consideration for the exchange of the Incentive Award.

(e) Other Changes

In the event of any change in the capitalization of Google or corporate change other than those specifically referred to in paragraphs 10(b), (c) or (d), including without limitation, any extraordinary cash dividend, spin-off, split-off, sale of a Subsidiary or business unit, or similar transaction, the Committee may make such adjustments in the issuer, number and class of shares subject to Stock Incentive Awards outstanding on the date on which such change occurs, such as, for example, a rollover of Stock Incentive Awards, and in such other terms of such Incentive Award, including without limitation in any Performance Schedule, Performance Target or Target Award, as the Committee may consider appropriate, provided that if any such Incentive Award is intended to be Performance-Based Compensation such adjustment is consistent with the requirements of Section 162(m) of the Code.

(f) Cash Incentive Awards

In the event of any transaction or event described in this Section 10, including without limitation any corporate change referred to in paragraph (e) hereof, the Committee may, in its sole discretion, make such adjustments in any Performance Schedule, Performance Target or Target Award, and in such other terms of any Cash Incentive Award, as the Committee may consider appropriate in respect of such transaction or event, provided that such adjustments must be consistent with the requirements of Section 162(m) of the Code.

(g) No Other Rights

Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of Google, MMI or any other corporation. Except as expressly provided in the Plan, no issuance by Google of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares or amount of other property subject to, or the terms related to, any Incentive Award.

(h) Savings Clause

No provision of this Section 10 shall be given effect to the extent that such provision would cause any tax to become due under Section 409A of the Code.

11. Rights Under the Plan

No Person shall have any rights as a stockholder with respect to any shares of Capital Stock covered by or relating to any Incentive Award until the date of the issuance of such shares on the books and records of Google. Except as otherwise expressly provided in Section 10 hereof, no adjustment of any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date of such issuance. Nothing in this Section 11 is intended, or should be construed, to limit the authority of the Committee to cause the Company to make payments based on the dividends that would be payable with respect to any share of Capital Stock if it were issued or outstanding, or from granting rights related to such dividends.

The Company shall not have any obligation to establish any separate fund or trust or other segregation of assets to provide for payments under the Plan. To the extent any person acquires any rights to receive payments hereunder from the Company, such rights shall be no greater than those of an unsecured creditor.

12. No Special Employment Rights; No Right to Incentive Award

(a) Nothing contained in the Plan or any agreement evidence the grant of any Incentive Award shall confer upon any Participant any right with respect to the continuation of his employment by or service to the Company or interfere in any way with the right of the Company at any time to terminate such employment or service or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

(b) No person shall have any claim or right to receive an Incentive Award hereunder. The Committee’s granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

13. Securities Matters

(a) Google shall be under no obligation to effect the registration pursuant to the Securities Act of any shares of Capital Stock to be issued hereunder or to effect similar compliance under any state or local laws. Notwithstanding anything herein to the contrary, Google shall not be obligated to cause to be issued any shares of Capital Stock pursuant to the Plan unless and until Google is advised by its counsel that the issuance of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Capital Stock are traded. The Committee may require, as a condition to the issuance of shares of Capital Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that any certificates representing such shares bear such legends, as the Committee deems necessary or desirable.

(b) The exercise of any Option granted hereunder shall only be effective at such time as counsel to Google shall have determined that the issuance of shares of Capital Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Capital Stock are traded. Google may, in its sole discretion, defer the effectiveness of an exercise of an Option hereunder or the issuance of shares of Capital Stock pursuant to any Incentive Award pending or to ensure compliance under federal, state or local securities laws. Google shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option or the issuance of shares of Capital Stock pursuant to any Incentive Award. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

14. Withholding Taxes

(a) Cash Remittance

Whenever shares of Capital Stock are to be issued upon the exercise of an Option or the grant or vesting of an Incentive Award, and whenever any amount shall become payable in respect of any Incentive Award, Google shall have the right to require the Participant to remit to Google in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise, grant, vesting or payment prior to issuance of such shares or the effectiveness of the lapse of such restrictions or making of such payment. In addition, upon the exercise or settlement of any Incentive Award in cash, or the making of any other payment with respect to any Incentive Award (other than in shares of Capital Stock), Google shall have the right to withhold from any payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, settlement or payment.

(b) Stock Remittance

At the election of the Participant, subject to the approval of the Committee, when shares of Capital Stock are to be issued upon the exercise, grant or vesting of an Incentive Award, the Participant may tender to Google a number of shares of Capital Stock that have been owned by the Participant for at least six months (or such other period as the Committee may determine) having a Fair Market Value at the tender date determined by the Committee to be sufficient to satisfy the minimum federal, state and local withholding tax requirements, if any, attributable to such exercise, grant or vesting but not greater than the minimum withholding obligations, as determined by Google in its sole discretion. Such election shall satisfy the Participant’s obligations under Section 14(a) hereof, if any.

(c) Stock Withholding

When shares of Capital Stock are to be issued upon the exercise, grant or vesting of an Incentive Award, Google shall have the authority to withhold a number of such shares having a Fair Market Value at the date of the applicable taxable event determined by the Committee to be sufficient to satisfy the minimum federal, state and local withholding tax requirements, if any, attributable to such exercise, grant or vesting but not greater than the minimum withholding obligations, as determined by Google in its sole discretion.

15. Amendment or Termination of the Plan

The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that to the extent that any applicable law, tax requirement, or rule of a stock exchange requires stockholder approval in order for any such revision or amendment to be effective, such revision or amendment shall not be effective without such approval. The preceding sentence shall not restrict the Committee’s ability to exercise its discretionary authority hereunder pursuant to Section 4 hereof, which discretion may be exercised without amendment to the Plan. No provision of this Section 15 shall be given effect to the extent that such provision would cause any tax to become due under Section 409A of the Code. Except as expressly provided in the Plan, no action hereunder may, without the consent of a Participant, reduce the Participant’s rights under any previously granted and outstanding Incentive Award. Nothing in the Plan shall limit the right of the Company to pay compensation of any kind outside the terms of the Plan.

16. No Obligation to Exercise

The grant to a Participant of an Incentive Award shall impose no obligation upon such Participant to exercise such Incentive Award.

17. Transfers Upon Death

Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised by the Participant’s designated beneficiary, provided that such beneficiary has been designated prior to the Participant’s death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such effective designation, such Incentive Awards may be exercised only by the executors or administrators of the Participant’s estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind Google unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Incentive Award.

18. Expenses and Receipts

The expenses of the Plan shall be paid by the Company. Any proceeds received by Google in connection with any Incentive Award will be used for general corporate purposes.

19. Governing Law

The Plan and the rights of all persons under the Plan shall be construed and administered in accordance with the laws of the State of New York without regard to its conflict of law principles.

20. Effective Date and Term of Plan

The Plan was approved by the Board of Directors on April 11, 2012, subject to the approval of the Plan by the stockholders of Google. The Plan shall become effective upon the later to occur of (a) the date that the stockholders of Google approve the Plan and (b) the closing of Google’s acquisition of MMI pursuant to the terms of the Agreement and Plan of Merger by and among Google, RB98 Inc. and MMI dated as of August 15, 2011 (the “MMI Closing”). If the MMI Closing does not occur, the Plan shall automatically terminate, the Company shall have no further obligations with respect to the Plan and the provisions of the Plan shall be of no further force or effect. No grants of Incentive Awards may be made under the Plan after April 11, 2022.

* * * * *

INFORMATION CONCERNING GOOGLE’S ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

We are pleased to invite you to attend Google’s Annual Meeting of Stockholders to be held on June 21, 2012 at 2:00 p.m., local time, at Google’s headquarters located at:

1600 Amphitheatre Parkway

Mountain View, California 94043

Check-in begins at the Shoreline Amphitheatre at 12:30 p.m. The Shoreline Amphitheatre is located at:

1 Amphitheatre Parkway

Mountain View, California 94043

Meeting begins at 2:00 p.m.

If You Plan to Attend the Annual Meeting:

•

It is important that you let us know in advance by marking the appropriate box on the enclosed proxy card if you requested to receive printed proxy materials, or, if you vote by telephone or internet, indicating your plans when prompted.

•

If you are a beneficial owner, like a vast majority of our stockholders, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described in the proxy statement so that your vote will be counted if you later decide not to attend the meeting.

•

Please note that space limitations make it necessary for us to limit attendance to our stockholders. Only Google stockholders as of the close of business on April 23, 2012 are entitled to attend our Annual Meeting.

•	You must be registered to be admitted to the meeting. Registration will take place at the Shoreline Amphitheatre (see directions below). Parking will only be available at the Shoreline Amphitheatre.

•	Admission will be on a first-come, first-served basis. Check-in and registration will begin promptly at 12:30 p.m. Google will be serving lunch to attendees.

•	Each stockholder should be prepared to present:

(1)	Valid photo identification, such as a driver’s license or passport; and

(2)	Stockholders holding their shares through a broker, bank, trustee, or nominee will need to bring proof of beneficial ownership as of the Record Date, such as their most recent account statement reflecting their stock ownership prior to April 23, 2012, a copy of the voting instruction card provided by their broker, bank, trustee, or nominee, or similar evidence of ownership.

•

Cameras, recording devices, and other electronic devices, such as smart phones, will not be permitted at the meeting. Photography is prohibited at the meeting. Please also do not bring large bags or packages to the meeting.

•	Please allow ample time for check-in. For security reasons, you and your bags will be subject to search prior to your admittance to the meeting.

Directions to Shoreline Amphitheatre from either San Jose or San Francisco:

(1)	Follow Route 101 to the Rengstorff Avenue/Amphitheatre Parkway exit.

(2)	Follow the signs to the Amphitheatre (cross back over 101 if you are coming from the north/just stay right if you are coming from the south).

(3)	Go through the signal at Charleston Road and continue on Amphitheatre Parkway. You will pass Google on your right.

(4)	Turn left at Bill Graham Parkway and follow the signs to Lot C.

Parking will only be available at the Shoreline Amphitheatre. A shuttle bus will be available to take you to our headquarters for the Annual Meeting.

* * * * *

PRELIMINARY PROXY CARD—SUBJECT TO COMPLETION

Google Admission Ticket C123456789 IMPORTANT ANNUAL MEETING INFORMATION MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead methods of outlined mailing below your proxy, to vote you your may proxy. choose one of the voting VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies 1:00 a.m. submitted , Central Time, by the on internet June 21, or 2012. telephone must be received by Vote by Internet Go to www.envisionreports.com/goog Or scan the QR code with your smartphone Follow the steps outlined on the secure website Vote by telephone Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Election of Directors — The Board of Directors recommends a vote FOR the listed nominees. Nominees: - Larry Page - L. John Doerr - Ann Mather - Shirley M. Tilghman For Withhold 02 - Sergey Brin 05 - Diane B. Greene 08 - Paul S. Otellini For Withhold 03 - Eric E. Schmidt 06 - John L. Hennessy 09 - K. Ram Shriram For Withhold B Proposals — The Board of Directors recommends a vote FOR Proposals 2, 3 (comprising Proposals 3A, 3B, and 3C), 4, and 5, and AGAINST Proposals 6, 7, and 8. 000004 Endorsement_Line Sackpack 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 1234 5678 9012 345 Annual Meeting Proxy Card For Against Abstain The ratification of the appointment of Ernst & Young LLP as Google’s independent registered public accounting firm for the fiscal year ending December 31, 2012. 3. The approval of the adoption of Google’s Fourth Amended and Restated Certificate of Incorporation*: 3A. The approval of the adoption of amendments to Google’s Third Amended and Restated Certificate of Incorporation to establish the Class C capital stock. 3B. The approval of the adoption of amendments to Google’s Third Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Class A common stock from 6 billion to 9 billion. 3C. The approval of the adoption of amendments to Google’s Third Amended and Restated Certificate of Incorporation to provide for the treatment of shares of Class A common stock in a manner that is at least as favorable as the shares of Class B common stock. 4. The approval of Google’s 2012 Stock Plan. 5. The approval of Google’s 2012 Incentive Compensation Plan for Employees and Consultants of Motorola Mobility. A stockholder proposal regarding an advisory vote on political contributions, if properly presented at the meeting. A stockholder proposal regarding mandatory arbitration of certain shareholder claims, if properly presented at the meeting. A stockholder proposal regarding equal shareholder voting, if properly presented at the meeting. Each of the proposals comprising this Proposal 3 is cross-conditioned upon the approval by our stockholders of all of the proposals comprising this Proposal 3. None of Proposals 3A, 3B, or 3C will be deemed approved unless all of them are approved. The approval of each of the proposals comprising Proposal Number 3 shall constitute the requisite approval of the adoption of Google’s Fourth Amended and Restated Certificate of Incorporation as required by Delaware law. C 1234567890 J N T 1 U P X 1 3 6 5 7 8 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

2012 Annual Meeting Admission Ticket 2012 Annual Meeting of Google’s Stockholders June 21, 2012, 2:00 p.m. local time Google’s Headquarters 1600 Amphitheatre Parkway, Mountain View, California 94043 Upon arrival, please present this admission ticket and photo identification at the registration desk located at the Shoreline Amphitheatre. If You Plan to Attend the Annual Meeting: It is important that you let us know in advance by marking the appropriate box on this proxy card if you requested to receive printed proxy materials, or, if you vote by telephone or internet, indicating your plans when prompted. If you are a beneficial owner, like a vast majority of our stockholders, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described in the proxy statement so that your vote will be counted if you later decide not to attend the meeting. Please note that space limitations make it necessary for us to limit attendance to our stockholders. Only Google stockholders as of the close of business on April 23, 2012 are entitled to attend our Annual Meeting. You must be registered to be admitted to the meeting. Registration will take place at the Shoreline Amphitheatre (see directions below). Admission will be on a first-come, first-served basis. Check-in and registration will begin promptly at 12:30 p.m. Google will be serving lunch to attendees. Each stockholder should be prepared to present: (1) Valid photo identification, such as a driver’s license or passport; and (2) Stockholders holding their shares through a broker, bank, trustee, or nominee will need to bring proof of beneficial ownership as of the Record Date, such as their most recent account statement reflecting their stock ownership prior to April 23, 2012, a copy of the voting instruction card provided by their broker, bank, trustee, or nominee or similar evidence of ownership. Cameras, recording devices, and other electronic devices, such as smart phones, will not be permitted at the meeting. Photography is prohibited at the meeting. Please also do not bring large bags or packages to the meeting. Please allow ample time for check-in. For security reasons, you and your bags will be subject to search prior to your admittance to the meeting. Directions to Shoreline Amphitheatre from either San Jose or San Francisco: (1) Follow Route 101 to the Rengstorff Avenue/Amphitheatre Parkway exit. (2) Follow the signs to the Amphitheatre (cross back over 101 if you are coming from the north/just stay right if you are coming from the south). (3) Go through the signal at Charleston Road and continue on Amphitheatre Parkway. You will pass Google on your right. (4) Turn left at Bill Graham Parkway and follow the signs to Lot C. Parking will only be available at the Shoreline Amphitheatre. A shuttle bus will be available to take you to our headquarters for the Annual Meeting. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Proxy — Google Inc. This proxy is solicited by the Board of Directors for use at the Annual Meeting on June 21, 2012. You hereby authorize Larry Page, Eric E. Schmidt, Patrick Pichette and David C. Drummond, or any of them, each with full power of substitution, to represent you and vote all of your shares of Class A common stock and/or Class B common stock of Google Inc. held of record as of the close of business on April 23, 2012, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Google Inc., on June 21, 2012 or at any postponement or adjournment thereof. You hereby revoke all proxies previously given. The shares of stock you hold in your account will be voted as you specify on the reverse side. In their discretion, Larry Page, Eric E. Schmidt, Patrick Pichette and David C. Drummond, or any of them, are authorized to vote upon such other business as may properly come before the meeting. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” ALL DIRECTOR NOMINEES, “FOR” PROPOSALS 2, 3 (comprising Proposals 3A, 3B, and 3C), 4, and 5, “AGAINST” PROPOSALS 6, 7, and 8 AND IN THE DISCRETION OF THE PROXYHOLDERS ON ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL DIRECTOR NOMINEES, “FOR” PROPOSALS 2, 3 (comprising Proposals 3A, 3B, and 3C), 4, AND 5, AND A VOTE “AGAINST” PROPOSALS 6, 7, AND 8. C Non-Voting Items Change of Address — Please print new address below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. D Authorized Signatures — This section must be completed for your vote to be counted — Date and Sign Below Please sign exactly as your name(s) appear on the proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - D ON BOTH SIDES OF THIS CARD.